As filed with the Securities and Exchange Commission on January 28, 2009 1933 Act File No. 33-572 1940 Act File No. 811-4409

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT of 1933 ☐
POST-EFFECTIVE AMENDMENT NO. 117 ☒

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940 ☐
AMENDMENT NO. 119 ☒

EATON VANCE MUNICIPALS TRUST
(Exact Name of Registrant as Specified in Charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Address of Principal Executive Offices)

(617) 482-8260
(Registrant’s Telephone Number)

MAUREEN A. GEMMA
The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective pursuant to Rule 485 (check appropriate box):
☐ immediately upon filing pursuant to paragraph (b)	☐ on (date) pursuant to paragraph (a)(1)
☒ on February 1, 2009 pursuant to paragraph (b)	☐ 75 days after filing pursuant to paragraph (a)(2)
☐ 60 days after filing pursuant to paragraph (a)(1)	☐ on (date) pursuant to paragraph (a)(2)
If appropriate, check the following box:
☐ This post effective amendment designates a new effective date for a previously filed post-effective amendment.

Eaton Vance California Municipals Fund

Eaton Vance ^Massachusetts Municipals Fund

Eaton Vance ^Mississippi Municipals Fund

Eaton Vance ^New York Municipals Fund

Eaton Vance ^Ohio Municipals Fund

Eaton Vance ^Rhode Island Municipals Fund

Eaton Vance ^West Virginia Municipals Fund

^

Mutual funds providing tax-exempt income

Prospectus Dated ^February 1, 2009

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus contains important information about the Funds and the services available to shareholders. Please save it for reference.

Table of Contents

Fund Summaries	3
^California Fund	^4
Massachusetts Fund	^5
Mississippi Fund	^6
New York Fund	^7
Ohio Fund	^8
Rhode Island Fund	^9
West Virginia Fund	^10
Fund Fees and Expenses	^11
Investment Objectives & Principal Policies and Risks	^14
Management and Organization	^16
Valuing Shares	^17
Purchasing Shares	^17
Sales Charges	21
Redeeming Shares	23
Shareholder Account Features	23
Tax Information	25
Financial Highlights	28
California Fund	28
^Massachusetts Fund	30
^Mississippi Fund	32
New York Fund	^33
Ohio Fund	^35
Rhode Island Fund	^36
West Virginia Fund	^37

                                                                                                 2

Fund Summaries

This section summarizes the investment objectives, and principal strategies and risks of investing in an Eaton Vance Municipals Fund. You will find more specific information about each Fund in the pages that follow.

Investment Objectives and Principal Strategies

The investment objective of each Fund is to provide current income exempt from regular federal income tax and from particular state or local income or other taxes^. Under normal market circumstances, each Fund will invest at least 80% of its net assets in municipal obligations that are exempt from such taxes. Each Fund primarily invests in investment grade municipal obligations (those rated BBB or Baa or higher), but may also invest in lower rated obligations. Each Fund normally acquires municipal obligations with maturities of ten years or more.

Each Fund may concentrate in certain types of municipal obligations (such as industrial development bonds, housing bonds, hospital bonds or utility bonds), so Fund shares could be affected by events that adversely affect a particular sector. Each Fund may purchase derivative instruments (such as inverse floaters, futures contracts and options thereon, interest rate swaps, and forward rate contracts), bonds that do not make regular payments of interest, bonds issued on a when-issued basis and municipal leases. The portfolio managers may also trade securities to minimize taxable capital gains to shareholders. A portion of each Fund’s distributions generally will be subject to alternative minimum tax.

Principal Risk Factors

Obligations with maturities of ten years or more may offer higher yields than obligations with shorter maturities, but they are subject to greater fluctuations in value when interest rates change. When interest rates ^rise, the value of Fund shares typically will decline. The Fund’s yield will also fluctuate over time. Each Fund invests a significant portion of assets in obligations of issuers located in a single state and is sensitive to factors affecting that state, such as changes in the economy, decreases in tax collection or the tax base, legislation which limits taxes and changes in issuer credit ratings.

Because obligations rated BBB or Baa and obligations rated below BBB or Baa (so-called “junk bonds”) are more sensitive to the financial soundness of their issuers than higher quality obligations, Fund shares may fluctuate more in value than shares of a fund investing solely in higher quality obligations. Obligations rated BBB or Baa have speculative characteristics, while lower rated obligations are predominantly speculative. ^

A Fund’s use of derivatives may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty or unexpected price or interest rate movements. Inverse floaters are volatile and involve leverage risk. Bonds that do not make regular interest payments may experience greater volatility in response to interest rate changes. When-issued securities are subject to the risk that when delivered to the Fund they will be worth less than the price the Fund agreed to pay for them. Municipal leases often require a legislative appropriation of funds for payment. If the necessary appropriation is not made, the issuer of the lease may not be able to meet its obligations.

As a non-diversified fund, ^each Fund may invest a larger portion of its assets in the obligations of a limited number of issuers than may a diversified fund. This makes ^each Fund more susceptible to adverse economic, business or other developments affecting such issuers. ^Each Fund may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities).

No Fund is a complete investment program and you may lose money by investing in a Fund. There is no guarantee that a Fund will be able to achieve its investment objective. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

3

Eaton Vance California Municipals Fund

The California Fund’s investment objective is to provide current income exempt from regular federal income tax and California state personal income taxes. ^

Performance Information. The following bar chart and table provide information about the California Fund’s performance for each calendar year through December 31, ^2008. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of ^two national ^indices of municipal bonds. No performance is shown for Class I shares because they have not had a full calendar year of operations. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.^

During the ten years ended December 31, ^2008, the highest quarterly total return for Class B was 6.45% for the quarter ended September 30, 2002, and the lowest quarterly return was –^10.^92% for the quarter ended ^December 31, ^2008. For the 30 days ended ^September 30, 2008, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 41.05%) for Class A shares were ^4.60% and 7.80%, respectively, for Class B shares were 4.03% and 6.^84%, respectively, for Class ^C shares were ^4.^03% and ^6.^84%, respectively, and for Class ^I shares were ^5.^09% and ^8.^63%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call ^1-800-262-1122.^

	One	Five	Ten
Average Annual Total Return as of December 31, ^2008	Year	Years	Years

Class A Return Before Taxes	^---22.59%	^---2.19%	^1.27%
Class B Return Before Taxes	^---23.15%	-^--2.19%	^1.35%
Class B Return After Taxes on Distributions	^---23.15%	^---2.26%	^1.31%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	^---13.78%	^---1.15%	^1.84%
Class C Return Before Taxes	^---20.04%	^---1.90%	^1.33%
^Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^---2.47%	^2.71%	^4.26%
^Barclays Capital Long (22+) Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^---14.68%	^0.82%	^3.35%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. The Class C performance shown above for the period prior to August 31, 2004 is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes). ^Barclays Capital Municipal Bond Index (formerly, Lehman Brothers Municipal Bond ^Index) is an unmanaged index of municipal bonds. Barclays Capital Long (22+) Municipal Bond Index (formerly Lehman Brothers Municipal Bond Long 22+ Index) is the long bond component of the Barclays Capital Municipal Bond Index. Investors cannot invest directly in an ^Index. (Source for ^Barclays Capital Municipal Bond Index and Barclays Capital Long (22+) Municipal Bond ^Index is Lipper, Inc.) Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. ^ ^For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

4

Eaton Vance ^Massachusetts Municipals Fund

The ^Massachusetts Fund’s investment objective is to provide current income exempt from regular federal income ^tax and ^Massachusetts state personal income taxes. ^

Performance Information. The following bar chart and table provide information about the ^Massachusetts Fund’s performance for each calendar year through December 31, ^2008. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of ^two national ^indices of municipal bonds. ^Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.^

During the ten years ended December 31, ^2008, the highest quarterly total return for Class B was 5.^56% for the quarter ended December 31, 2000, and the lowest quarterly return was –^11.^37% for the quarter ended ^December 31, ^2008. For the 30 days ended ^September 30, 2008, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of ^38.^45%) for Class A shares were ^4.^74% and ^7.^70%, respectively, for Class B shares were ^4.^16% and ^6.^76%, respectively, and for Class C shares were ^4.^11% and ^6.^68%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call ^1-800-262-1122.^

	One	Five	Ten
Average Annual Total Return as of December 31, ^2008	Year	Years	Years

Class A Return Before Taxes	^---23.74%	^---2.82%	^1.10%
Class B Return Before Taxes	^---24.41%	-^--2.89%	^0.83%
Class B Return After Taxes on Distributions	^---24.41%	^---2.90%	^0.82%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	^---14.55%	^---1.73%	^1.39%
Class C Return Before Taxes	^---21.36%	^---2.57%	^0.82%
^Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^---2.47%	^2.71%	^4.26%
^Barclays Capital Long (22+) Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^---14.68%	^0.82%	^3.35%

^

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable CDSC for Class B and Class C. The Class C performance shown above for the period prior to May 2, 2006 (commencement of operations) is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes). Barclays Capital Municipal Bond Index (formerly, Lehman Brothers Municipal Bond Index) is an unmanaged index of municipal bonds. Barclays Capital Long (22+) Municipal Bond Index (formerly Lehman Brothers Municipal Bond Long 22+ Index) is the long bond component of the Barclays Capital Municipal Bond Index. Investors cannot invest directly in an Index. (Source for Barclays Capital Municipal Bond Index and Barclays Capital Long (22+) Municipal Bond Index is Lipper, Inc.) Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. ^ ^For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

5

Eaton Vance Mississippi Municipals Fund

The Mississippi Fund’s investment objective is to provide current income exempt from regular federal income tax and Mississippi state personal income taxes. ^

Performance Information. The following bar chart and table provide information about the Mississippi Fund’s performance for each calendar year through December 31, ^2008. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of ^two national ^indices of municipal bonds. ^Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.^

During the ten years ended December 31, ^2008, the highest quarterly total return for Class B was 3.85% for the quarter ended September 30, 2002, and the lowest quarterly return was –^8.^35% for the quarter ended ^December 31, ^2008. ^ For the 30 days ended ^September 30, 2008, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 38.25%) for Class A shares were 4.11% and 6.66%, respectively, for Class B shares were 3.^51% and 5.^68%, respectively, and for Class ^C shares were ^3.^58% and ^5.^80%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call ^1-800-262-1122.^

	One	Five	Ten
Average Annual Total Return as of December 31, ^2008	Year	Years	Years

Class A Return Before Taxes	^–17.36%	^–1.22%	^1.76%
Class B Return Before Taxes	^–18.10%	^–1.30%	^1.50%
Class B Return After Taxes on Distributions	^–18.12%	^–1.31%	^1.49%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	^–10.54%	^–0.49%	^1.89%
Class C Return Before Taxes	^–14.68%	^–0.95%	^1.51%
^Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	-^--2.47%	^2.71%	^4.26%
^Barclays Capital Long (22+) Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^---14.68%	^0.82%	^3.35%

^

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable CDSC for Class B and Class C. The Class C performance shown above for the period prior to December 4, 2007 (commencement of operations) is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes). Barclays Capital Municipal Bond Index (formerly, Lehman Brothers Municipal Bond Index) is an unmanaged index of municipal bonds. Barclays Capital Long (22+) Municipal Bond Index (formerly Lehman Brothers Municipal Bond Long 22+ Index) is the long bond component of the Barclays Capital Municipal Bond Index. Investors cannot invest directly in an Index. (Source for Barclays Capital Municipal Bond Index and Barclays Capital Long (22+) Municipal Bond Index is Lipper, Inc.) Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

6

Eaton Vance New York Municipals Fund

The New York Fund’s investment objective is to provide current income exempt from regular federal income tax and New York state and New York City personal income taxes. ^ ^

Performance Information. The following bar chart and table provide information about the New York Fund’s performance for each calendar year through December 31, ^2008. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of ^two national ^indices of municipal bonds. No performance is shown for Class I shares because they have not had a full calendar year of operations. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.^

During the ten years ended December 31, ^2008, the highest quarterly total return for Class B was 6.57% for the quarter ended December 31, 2000, and the lowest quarterly return was –^14.^84% for the quarter ended ^December 31, ^2008. For the 30 days ended ^September 30, 2008, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 39.45%) for Class A shares were ^4.^78% and ^7.^89%, respectively, for Class B shares were ^4.^22% and ^6.^97%, respectively, ^for Class C shares were ^4.^22% and 6.97%, respectively, and for Class I shares were 5.06% and 8.^36%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call ^1-800-262-1122.^

	One	Five	Ten
Average Annual Total Return as of December 31, ^2008	Year	Years	Years

Class A Return Before Taxes	^–26.97%	^–3.61%	^1.02%
Class B Return Before Taxes	^–27.47%	^–3.61%	^0.85%
Class B Return After Taxes on Distributions	^–27.48%	^–3.66%	^0.80%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	^–16.53%	^–2.27%	^1.43%
Class C Return Before Taxes	^–24.57%	^–3.37%	^0.61%
^Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^---2.47%	^2.71%	^4.26%
^Barclays Capital Long (22+) Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^---14.68%	^0.82%	^3.35%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable CDSC for Class B and Class C. The Class C performance shown above for the period prior to September 30, 2003 is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes). ^Barclays Capital Municipal Bond Index (formerly, Lehman Brothers Municipal Bond ^Index) is an unmanaged index of municipal bonds. Barclays Capital Long (22+) Municipal Bond Index (formerly Lehman Brothers Municipal Bond Long 22+ Index) is the long bond component of the Barclays Capital Municipal Bond Index. Investors cannot invest directly in an ^Index. (Source for ^Barclays Capital Municipal Bond Index and Barclays Capital Long (22+) Municipal Bond ^Index is Lipper, Inc.) Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. ^ ^For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

7

Eaton Vance Ohio Municipals Fund

The Ohio Fund’s investment objective is to provide current income exempt from regular federal income tax and Ohio state personal income taxes. ^

Performance Information. The following bar chart and table provide information about the Ohio Fund’s performance for each calendar year through December 31, ^2008. The returns in the bar chart are for Class ^A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of ^two national ^indices of municipal bonds. ^Returns in the table for Class ^A shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.^

During the ten years ended December 31, ^2008, the highest quarterly total return for Class ^A was ^4.^11% for the quarter ended September 30, 2006, and the lowest quarterly return was –^6.^68% for the quarter ended ^September 30, ^2008. For the 30 days ended ^September 30, 2008, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 39.26%) for Class A shares were ^4.^27% and ^7.^03%, respectively, ^and ^for Class C shares were 3.^72% and ^6.^12%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call ^1-800-262-1122.^

	One	Five	Ten
Average Annual Total Return as of December 31, ^2008	Year	Years	Years

Class A Return Before Taxes	^–18.05%	^–0.51%	^2.03%
^Class A Return After Taxes on Distributions	^–18.06%	^–0.51%	^2.03%
^Class A Return After Taxes on Distributions and the Sale of Class A Shares	^–10.34%	^0.33%	^2.49%
Class C Return Before Taxes	^–15.43%	^0.04%	^2.33%
^Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^---2.47%	^2.71%	^4.26%
^Barclays Capital Long (22+) Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^---14.68%	^0.82%	^3.35%

^

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable CDSC for Class C. The Class C performance shown above for the period prior to February 3, 2006 (commencement of operations) is the performance of Class A shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes). Barclays Capital Municipal Bond Index (formerly, Lehman Brothers Municipal Bond Index) is an unmanaged index of municipal bonds. Barclays Capital Long (22+) Municipal Bond Index (formerly Lehman Brothers Municipal Bond Long 22+ Index) is the long bond component of the Barclays Capital Municipal Bond Index. Investors cannot invest directly in an Index. (Source for Barclays Capital Municipal Bond Index and Barclays Capital Long (22+) Municipal Bond Index is Lipper, Inc.) Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class ^A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

8

Eaton Vance Rhode Island Municipals Fund

The Rhode Island Fund’s investment objective is to provide current income exempt from regular federal income tax and Rhode Island state personal income taxes. ^

Performance Information. The following bar chart and table provide information about the Rhode Island Fund’s performance for each calendar year through December 31, ^2008. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of ^two national ^indices of municipal bonds. ^Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.^

During the ten years ended December 31, ^2008, the highest quarterly total return for Class B was 6.03% for the quarter ended December 31, 2000, and the lowest quarterly return was –^9.^86% for the quarter ended ^December 31, ^2008. ^ For the 30 days ended ^September 30, 2008, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 41.44%) for Class A shares were ^4.^56% and ^7.^79%, respectively, for Class B shares were ^4.^00% and ^6.^83%, respectively, and for Class C shares were 3.^99% and ^6.^81%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call ^1-800-262-1122.^

	One	Five	Ten
Average Annual Total Return as of December 31, ^2008	Year	Years	Years

Class A Return Before Taxes	^–21.35%	^–2.13%	^1.48%
Class B Return Before Taxes	^–21.99%	^–2.21%	^1.23%
Class B Return After Taxes on Distributions	^–21.99%	^–2.21%	^1.22%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	^–13.03%	^–1.21%	^1.68%
Class C Return Before Taxes	^–18.81%	^–1.90%	^1.22%
^Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^---2.47%	^2.71%	^4.26%
^Barclays Capital Long (22+) Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^---14.68%	^0.82%	^3.35%

^

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable CDSC for Class B and Class C. The Class C performance shown above for the period prior to March 20, 2006 (commencement of operations) is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes). Barclays Capital Municipal Bond Index (formerly, Lehman Brothers Municipal Bond Index) is an unmanaged index of municipal bonds. Barclays Capital Long (22+) Municipal Bond Index (formerly Lehman Brothers Municipal Bond Long 22+ Index) is the long bond component of the Barclays Capital Municipal Bond Index. Investors cannot invest directly in an Index. (Source for Barclays Capital Municipal Bond Index and Barclays Capital Long (22+) Municipal Bond Index is Lipper, Inc.) Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. ^ ^For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

9

Eaton Vance West Virginia Municipals Fund

The West Virginia Fund’s investment objective is to provide current income exempt from regular federal income tax and West Virginia state personal income taxes. ^

Performance Information. The following bar chart and table provide information about the West Virginia Fund’s performance for each calendar year through December 31, ^2008. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of ^two national ^indices of municipal bonds. ^Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.^

During the ten years ended December 31, ^2008, the highest quarterly total return for Class B was 5.44% for the quarter ended December 31, 2000, and the lowest quarterly return was –^12.^29% for the quarter ended ^December 31, ^2008. ^ For the 30 days ended ^September 30, 2008, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 39.23%) for Class A shares were ^4.57% and 7.52%, respectively, for Class B shares were 4.^00% and ^6.^58%, respectively, and for Class ^C shares were 3.^97% and ^6.^53%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call ^1-800-262-1122.^

	One	Five	Ten
Average Annual Total Return as of December 31, ^2008	Year	Years	Years

Class A Return Before Taxes	^–25.11%	^–3.32%	^0.72%
Class B Return Before Taxes	^–25.65%	^–3.39%	^0.47%
Class B Return After Taxes on Distributions	^–25.66%	^–3.40%	^0.46%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	^–15.45%	^–2.20%	^1.04%
Class C Return Before Taxes	^–22.54%	^–3.05%	^0.48%
^Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^---2.47%	^2.71%	^4.26%
^Barclays Capital Long (22+) Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^---14.68%	^0.82%	^3.35%

^

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable CDSC for Class B and Class C. The Class C performance shown above for the period prior to December 4, 2007 (commencement of operations) is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes). Barclays Capital Municipal Bond Index (formerly, Lehman Brothers Municipal Bond Index) is an unmanaged index of municipal bonds. Barclays Capital Long (22+) Municipal Bond Index (formerly Lehman Brothers Municipal Bond Long 22+ Index) is the long bond component of the Barclays Capital Municipal Bond Index. Investors cannot invest directly in an Index. (Source for Barclays Capital Municipal Bond Index and Barclays Capital Long (22+) Municipal Bond Index is Lipper, Inc.) Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. ^ ^For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

10

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees (fees paid directly from your investment)^
	Class A	Class B	Class C	Class I(1)

Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or time
of redemption)	None	5.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	None	None	None

(1)	California and New York Funds only.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

^. .
California Fund					New York Fund
	Class A	Class B	Class C	Class I		Class A	Class B	Class C	Class I

Management Fees	^0.46%	^0.46%	^0.46%	^0.46%	Management Fees	^0.45%	^0.45%	^0.45%	^0.45%
Distribution and Service (12b-1) Fees	^0.25%	^1.00%	^1.00%	n/a	Distribution and Service (12b-1) Fees	^0.20%	^0.95%	^0.95%	n/a
Other Expenses (total including Interest Expense)(1)	^0.45%	^0.45%	^0.45%	^0.47%	Other Expenses (total including Interest Expense)(1)	^0.51%	^0.51%	^0.51%	^0.54%
Interest Expense	^0.30%	^0.30%	^0.30%	^0.30%	Interest Expense	^0.38%	^0.38%	^0.38%	^0.38%
Other Expenses (excluding Interest Expense)	^0.15%	^0.15%	^0.15%	^0.17%	Other Expenses (excluding Interest Expense)	^0.13%	^0.13%	^0.13%	^0.16%
Total Annual Fund Operating Expenses	^1.16%	^1.91%	^1.91%	^0.93%	Total Annual Fund Operating Expenses	^1.16%	^1.91%	^1.91%	^0.99%
. ^
^Massachusetts Fund					Ohio Fund
		Class A	Class B	Class C				Class A	Class C

Management Fees		0.^43%	0.^43%	0.^43%	Management Fees			^0.42%	^0.42%
Distribution and Service (12b-1) Fees		0.20%	0.95%	0.95%	Distribution and Service (12b-1) Fees			^0.20%	^0.95%
Other Expenses (total including Interest Expense)^(1)		0.^40%	0.^40%	0.^41%	Other Expenses (total including Interest Expense)(1)			^0.35%	^0.35%
Interest Expense		0.^25%	0.^25%	0.^25%	Interest Expense			^0.20%	^0.20%
Other Expenses (excluding Interest Expense)		0.^15%	0.^15%	0.^16%	Other Expenses (excluding Interest Expense)			^0.15%	^0.15%
Total Annual Fund Operating Expenses		1.^03%	^1.^78% ^1.^79%		Total Annual Fund Operating Expenses			^0.97%	^1.72%
.
^Mississippi Fund					Rhode Island Fund
^					^

		Class A	Class B	Class C			Class A	Class B	Class C

Management Fees		0.^15%	0.^15%	0.^15%	Management Fees		0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees		0.20%	0.95%	0.95%	Distribution and Service (12b-1) Fees		0.20%	0.95%	0.95%
Other Expenses (total including Interest Expense)^(1)		0.^69%	0.^69%	0.^70%	Other Expenses (total including Interest Expense)^(1)		0.^46%	0.^46%	0.^46%
Interest Expense		0.^12%	0.^12%	0.^12%	Interest Expense		0.^17%	0.^17%	0.^17%
Other Expenses (excluding Interest Expense)		0.^57%	0.^57%	0.^58%	Other Expenses (excluding Interest Expense)		0.^29%	0.^29%	0.^29%
Total Annual Fund Operating Expenses		1.^04%	1.^79%	1.^80%	Total Annual Fund Operating Expenses		^0.^96%	1.^71%	1.^71%

^

West Virginia Fund	Class A	Class B	Class C

Management Fees	0.^21%	0.^21%	^0.21%
Distribution and Service (12b-1) Fees	0.20%	0.95%	0.95^%^
Other Expenses (total including Interest Expense)^(1)	0.^52%	0.^52%	^0.^53%
Interest Expense	^0.14%	0.14^%	^0.14%
Other Expenses (excluding Interest Expense)	0.38^%	^0.38%	^0.39%
Total Annual Fund Operating Expenses	^0.^93%	1.^68%	1.69^%

^(1) "Other Expenses" for Class ^I shares of the ^California and ^New York Funds is estimated. "Other Expenses" includes interest expense relating to each Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. Each Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. Had this expense not been included, total "Other Expenses" would have been in the amounts described in each table above as "Other Expenses (excluding Interest Expense)". See "Investment Objectives & Principal ^Policies and Risks" for a description of these transactions.

11

Examples. These Examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. Each Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Each Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same as stated in the Fund Fees and Expenses tables above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:^

		1 Year	3 Years	5 Years	10 Years

California Fund	Class A shares	^$588	^$ 826	^$1,083	^$1,817
	Class B shares(1)	^$694	^$1,000	^$1,232	^$2,038
	Class C shares	^$294	^$ 600	^$1,032	^$2,233
	Class I shares	^$95	^$ 296	^$ 515	^$1,143

Massachusetts Fund	Class A shares	^$575	^$ 787	^$1,017	^$1,675
	Class B shares(1)	^$681	^$ 960	^$1,164	^$1,897
	Class C shares	^$282	^$ 563	^$ 970	^$2,105

Mississippi Fund	Class A shares	^$576	^$ 790	^$1,022	^$1,686
	Class B shares(1)	^$682	^$ 963	^$1,170	^$1,908
	Class C shares	^$283	^$ 566	^$ 975	^$2,116

New York Fund	Class A shares	^$588	^$ 826	^$1,083	^$1,817
	Class B shares(1)	^$694	^$1,000	^$1,232	^$2,038
	Class C shares	^$294	^$ 600	^$1,032	^$2,233
	Class I shares	^$101	^$ 315	^$ 547	^$1,213

Ohio Fund	Class A shares	^$569	^$ 769	^$ 986	^$1,608
	Class C shares	^$275	^$ 542	^$ 933	^$2,030

Rhode Island Fund	Class A shares	^$568	^$ 766	^$ 981	^$1,597
	Class B shares(1)	^$674	^$ 939	^$1,128	^$1,821
	Class C shares	^$274	^$ 539	^$ 928	^$2,019

West Virginia Fund	Class A shares	^$565	^$ 757	^$ 965	^$1,564
	Class B shares(1)	^$671	^$ 930	^$1,113	^$1,788
	Class C shares	^$271	^$ 530	^$ 913	^$1,987

^(1) Reflects the expenses of Class A shares after eight years because Class B shares automatically convert to Class A shares after eight years.

12

You would pay the following expenses if you did not redeem your shares:^

		1 Year	3 Years	5 Years	10 Years

California Fund	Class A shares	^$588	^$826	^$1,083	^$1,817
	Class B shares(1)	^$194	^$600	^$1,032	^$2,038
	Class C shares	^$194	^$600	^$1,032	^$2,233
	Class I shares	^$95	^$296	^$ 515	^$1,143

Massachusetts Fund	Class A shares	^$575	^$787	^$1,017	^$1,675
	Class B shares(1)	^$181	^$560	^$ 964	^$1,897
	Class C shares	^$182	^$563	^$ 970	^$2,105

Mississippi Fund	Class A shares	^$576	^$790	$1,022	^$1,686
	Class B shares(1)	^$182	^$563	^$ 970	^$1,908
	Class C shares	^$183	^$563	^$ 975	^$2,116

New York Fund	Class A shares	^$588	^$826	^$1,083	^$1,817
	Class B shares(1)	^$194	^$600	^$1,032	^$2,038
	Class C shares	^$194	^$600	^$1,032	^$2,233
	Class I shares	^$101	^$315	^$ 547	^$1,213

Ohio Fund	Class A shares	^$569	^$769	^$ 986	^$1,608
	Class C shares	^$175	^$542	^$ 933	^$2,030

Rhode Island Fund	Class A shares	^$568	^$766	^$ 981	^$1,597
	Class B shares(1)	^$174	^$539	^$ 928	^$1,821
	Class C shares	^$174	^$539	^$ 928	^$2,019

West Virginia Fund	Class A shares	^$565	^$757	^$ 965	^$1,564
	Class B shares(1)	^$171	^$530	^$ 913	^$1,788
	Class C shares	^$171	^$530	^$ 913	^$1,987

^(1) Reflects the expenses of Class A shares after eight years because Class B shares automatically convert to Class A shares after eight years.

13

Investment Objectives & Principal Policies and Risks

The investment objective of each Fund is to provide current income exempt from regular federal income tax and particular state or local income or other taxes^. Each Fund seeks to achieve its objective by investing primarily (^at least 80% of its net assets during periods of normal market conditions) in municipal obligations, the interest on which is exempt from regular federal income tax and from the state taxes which, in accordance with the Fund’s investment objective, the Fund seeks to avoid. This is a fundamental policy of each Fund which only may be changed with shareholder approval. For purposes of the policy, “net assets” ^include any assets purchased with borrowings for investment purposes. Each Fund’s investment objective and certain other policies may be changed by the Trustees without shareholder approval. There is no present intention to make any such change and shareholders will receive at least 60 days’ notice of any material change in a Fund’s investment objective.

At least 75% of net assets will normally be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Services, Inc. ("Moody’s"), or BBB or higher by either Standard & Poor’s Ratings Group ("S&^P") or Fitch Ratings ("Fitch")) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser. Municipal obligations rated Baa or BBB have speculative characteristics, while lower quality obligations are predominantly speculative. Also, changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower-rated obligations to make principal and interest payments. Lower rated obligations also may be subject to greater price volatility than higher rated obligations. No Fund will invest more than 10% of its net assets in obligations rated below B by Moody’s, S&P ^and Fitch, or in unrated obligations considered to be of comparable quality by the investment adviser. A credit rating may have a modifier (such as plus, minus or a numerical modifier) to denote its relative status within the rating. The presence of a modifier does not change the security’s credit rating (meaning that BBB-and Baa3 are within the investment grade rating).

Municipal obligations include bonds, notes and commercial paper issued by a municipality, a group of municipalities or participants in qualified issues of tax-exempt debt for a wide variety of both public and private purposes. Municipal obligations also include municipal leases and participations in municipal leases. ^An issuer’s obligation ^under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Certain municipal obligations may be purchased on a “when-issued” basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase.

^

The investment adviser’s process for selecting securities for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.

The interest on municipal obligations is (in the opinion of the issuer’s counsel) exempt from regular federal income tax. Interest income from certain types of municipal obligations generally will be subject to the federal alternative minimum tax (the “AMT”) for individuals. Distributions to corporate investors may also be subject to the AMT. The Funds may not be suitable for investors subject to the AMT.

Although each Fund may invest in securities of any maturity, it is expected that a Fund will normally acquire securities with maturities of ten years or more at the time of investment. Many obligations permit the issuer at its option to “call,” or redeem, its securities. As such, the effective maturity of an obligation may be less than ten years as the result of call provisions. The effective maturity of an obligation is its likely redemption date after consideration of any call or redemption features. If an issuer calls securities during a time of declining interest rates, it may not be possible to reinvest the proceeds in securities providing the same investment return as the securities redeemed. The average maturity of a Fund’s holdings may vary depending on market conditions.

Under normal conditions, each ^Fund invests at least 65% of its total assets in obligations issued by its respective state or its political subdivisions, agencies, authorities and instrumentalities. Municipal obligations of issuers in a single state may be adversely affected by economic developments (including insolvency of an issuer) and by legislation and other

14

governmental activities in that state. Each ^Fund may also invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam^.

Each Fund may invest 25% or more of its total assets in municipal obligations in the same sector (such as leases, housing finance, public housing, municipal utilities, hospital and health facilities or industrial development). This may make a Fund more susceptible to adverse economic, political or regulatory occurrences or adverse court decisions affecting a particular sector.

The net asset value of ^a Fund’s shares will change in response to changes in prevailing interest rates and changes in the value of securities held by the Fund. The value of securities held will be affected by the credit quality of the issuer of the obligation, and general economic and business conditions that affect the specific economic sector of the issuer as well as any actual or anticipated change to the tax treatment of securities held by ^a Fund. Changes by rating agencies in the rating assigned to an obligation may also affect the value of that obligation. To the extent that securities held by ^a Fund are insured as to principal and interest payments by insurers whose claims-paying ability or other rating is downgraded by ^a ratings agency, the value of such securities may be affected. When the supply of municipal obligations exceeds demand, the value of Fund shares may decline. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

A Fund may purchase derivative instruments, which derive their value from another instrument, security or index. For example, a Fund may invest in residual interests of a trust (the ”trust”) that holds municipal securities (“inverse floaters”). The trust will also issue floating rate notes to third parties that may be senior to the Fund’s inverse floaters. The Fund receives interest payments on inverse floaters that bear an inverse relationship to the interest rate paid on the floating rate notes. As a result of Financial Accounting Standards Statement No. 140 (“FAS 140”), interest paid by the trust to the floating rate note holders may be reflected as income in the Fund’s financial statements with an offsetting expense for the interest paid by the trust to the floating rate note holders. Inverse floaters involve leverage risk and will involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate paid to the floating rate note holders inversely affects the interest paid on the inverse floater, the value and income of an inverse floater are generally more volatile than that of a fixed rate bond. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. While inverse floaters expose a Fund to leverage risk, they do not constitute borrowings for purposes of a Fund’s restrictions on borrowings.

Each Fund may also purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates or as a substitute for the purchase of portfolio securities. Each Fund may also enter into interest rate swaps, forward rate contracts and credit derivatives, which may include credit default swaps, total return swaps or credit options, as well as purchase an instrument that has greater or lesser credit risk than the municipal bonds underlying the instrument. The use of derivative instruments for both hedging and investment purposes involves a risk of loss or depreciation due to a variety of factors including counterparty risk, unexpected market, interest rate or securities price movements, and tax and regulatory constraints. The use of derivatives is highly specialized and engaging in derivative transactions for purposes other than hedging is speculative. Derivative hedging transactions may not be effective because of imperfect correlations, i.e. offsetting markets which do not experience price changes in perfect correlation with each other, and other factors.

Each Fund may invest in zero coupon bonds, which do not require the issuer to make periodic interest payments. The values of these bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Each Fund accrues income on these investments and is required to distribute that income each year. Each Fund may be required to sell securities to obtain cash needed for income distributions.

The limited liquidity of certain securities in which each Fund may invest (including those eligible for resale under Rule 144A of the Securities Act of 1933) could affect their market prices, thereby adversely affecting net asset value and the ability to pay income. The amount of publicly available information about certain municipal obligations may be limited and the investment performance of a Fund may be more dependent on the portfolio manager’s analysis than if this were not the case.

Each Fund may borrow amounts up to one-third of the value of its total assets (including assets acquired using borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to a Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. No Fund will purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets.

15

During unusual market conditions, each Fund may temporarily invest up to 50% of its total assets in cash or cash equivalents, which is not consistent with a Fund’s investment ^objective. While temporarily invested, a Fund may not achieve its objective, and interest income from temporary investments may be taxable. Each Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times a Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

Each Fund’s investment policies include a fundamental investment provision allowing the Fund to invest substantially all of its investable assets in one or more open-end management investment companies having substantially the same investment policies and restrictions as the Fund. Any such company or companies would be advised by the Fund’s investment adviser (or an affiliate) and the Fund would not pay directly any advisory fee with respect to the assets so invested. The Fund will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fee paid by the Fund. The Fund may initiate investments in one or more investment companies at any time without shareholder approval.

Management and Organization

Management. Each Fund’s investment adviser is Boston Management and Research (“BMR”), a subsidiary of Eaton Vance Management (“Eaton Vance”), with offices at The Eaton Vance Building, 255 State Street, Boston, MA 02109 until March 22, 2009 and thereafter at Two International Place, Boston, MA 02110. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its ^affiliates currently manage ^over $120 billion on behalf of mutual funds, institutional clients and individuals^.

The investment adviser manages the investments of each Fund. Under its investment advisory agreement with each Fund, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee. The fees are applied on the basis of the following categories. Categories (1) and (2) below do not apply to the California Fund and Category (3) is for daily net assets of the California Fund of up to $500 million.

		Annual	Daily
Category	Daily Net Assets	Asset Rate	Income Rate

1	up to $20 million	0.100%	1.00%
2	$20 million but less than $40 million	0.200%	2.00%
3	$40 million but less than $500 million	0.300%	3.00%
4	$500 million but less than $1 billion	0.275%	2.75%
5	$1 billion but less than $1.5 billion	0.250%	2.50%
6	$1.5 billion but less than $2 billion	0.225%	2.25%
7	$2 billion but less than $3 billion	0.200%	2.00%
8	$3 billion and over	0.175%	1.75%

For the fiscal year ended ^September 30, 2008, ^the effective annual rate of investment advisory fees ^paid to ^BMR based on average daily net assets of each Fund are stated below.^

	Net Assets on
Fund	^September 30, 2008	Advisory Fee

California	^$251,237,772	0.46%
Massachusetts	^$269,643,521	0.43%
Mississippi	^$15,861,591	0.15%
New York	^$362,564,256	0.45%
Ohio	^$304,095,963	0.42%
Rhode Island	^$50,724,129	0.30%
West Virginia	^$29,312,402	0.21%

Each Fund’s most recent shareholder report provides information regarding the basis for the Trustees’ approval of each Fund’s investment advisory agreement.

Craig Brandon is the portfolio manager of the Mississippi Fund (since September 13, 2004) and the New York Fund (since October 17, 2005). Cynthia J. Clemson is the portfolio manager of the ^California Fund (since February 1, 1996). William H. Ahern, Jr. is the portfolio manager of the Ohio Fund (since October 17, 2005). Robert B. MacIntosh is the portfolio manager of the Massachusetts Fund (since it commenced operations), and the Rhode Island Fund (since November 24, 1997).

16

Adam A. Weigold is the portfolio manager of the West Virginia Fund (since October 1, 2007). Each portfolio manager is a Vice President of Eaton Vance and BMR and also manages other Eaton Vance portfolios, and Ms. Clemson, Mr. Ahern and Mr. MacIntosh have managed Eaton Vance portfolios for more than five years. Mr. Brandon was appointed portfolio manager in 2004 and has been a municipal credit analyst at Eaton Vance for more than five years. Mr. Weigold was appointed a portfolio manager in 2007 and has been ^a municipal credit analyst at Eaton Vance for more than five years.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares with respect to which that portfolio manager has management responsibilities.

Eaton Vance serves as the administrator of each Fund, providing each Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

Eaton Vance also serves as the sub-transfer agent for each Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by a Fund’s transfer agent from the fees the transfer agent receives from the Eaton Vance funds.

Organization. Each Fund is a series of Eaton Vance Municipals Trust (the "Trust"), a Massachusetts business trust. Each Fund offers multiple classes of shares. Each Class represents a pro rata interest in a Fund but is subject to different expenses and rights. The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

Because the Funds use this combined prospectus, a Fund could be held liable for a misstatement or omission made about another Fund. The Trust’s Trustees considered this risk in approving the use of a combined prospectus.

Valuing Shares

Each Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus a sales charge for Class A shares), which is derived from the value of Fund holdings. When purchasing or redeeming Fund shares through an investment dealer, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the investment dealer’s responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Municipal obligations owned by the Funds are normally valued on the basis of valuations furnished by a pricing service. The pricing service considers various factors relating to bonds and market transactions to determine value. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. The investment adviser expects to use fair value pricing for municipal obligations under limited circumstances, such as when an obligation is not priced by the pricing service or is in default. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares

^

You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). Purchases will be executed at the net asset value (plus any applicable sales charge) next determined after their receipt in good order by a Fund’s transfer agent. A Fund’s transfer agent or your investment dealer must receive your purchase in good order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) for your purchase to be effected at that day’s net asset value. If you purchase shares through an investment dealer, that dealer may charge you a fee for executing the purchase for you. Each Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason. The Funds do not issue share certificates.

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Class A, Class B and Class C Shares

Your initial investment must be at least $1,000. After your initial investment, additional investments may be made in any amount at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by ^providing written instructions. Please call 1-800-262-^1122 for further information. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans (including proprietary fee-based programs sponsored by broker-dealers) and for persons affiliated with Eaton Vance and certain Fund service providers (as described in the Statement of Additional Information).

^

Class I Shares

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and qualified plans (including tax-deferred retirement plans and profit sharing plans). Class I shares are also offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and certain Fund service providers. Your initial investment must be at least $250,000. Subsequent investments of any amount may be made at any time. The minimum initial investment is waived for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the Statement of Additional Information). The initial minimum investment also is waived for individual accounts of a financial intermediary that charges an ongoing fee for its services or offers Class I shares through a no-load network or platform (in each case, as described above), provided the aggregate value of such accounts invested in Class I shares of a Fund is at least $250,000 (or is anticipated by the principal underwriter to reach $250,000) and for corporations, endowments, foundations and qualified plans with assets of at least $100 million.

Class I shares may be purchased through an investment dealer or by requesting your bank to transmit immediately available funds (Federal Funds) by wire. To make an initial investment by wire, you must complete an account application and telephone the Fund Order Department at 1-800-262-1122 to be assigned an account number. You may request a current account application by calling 1-800-262-1122. The Fund Order Department must be advised by telephone of each additional investment by wire.

Restrictions on Excessive Trading and Market Timing. The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain municipal obligations) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”). The ^investment adviser is ^authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price arbitrage to the detriment of the Funds.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than ^one round-trip ^exchange (exchanging from one fund to another fund and back again) within ^90 days, it will be deemed to constitute market timing or excessive trading. Under the policies, each Fund or its

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principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. Each Fund and its principal underwriter use reasonable efforts to detect market timing and excessive trading activity, but they cannot ensure that they will be able to identify all cases of market timing and excessive trading^. Each Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in ^a Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund’s shareholders. No Eaton Vance fund has any arrangement to permit market timing.

The following fund share transactions generally are exempt from the market timing and excessive trading policy described above because each Fund and the principal underwriter believe they generally do not raise market timing or excessive trading concerns:

•transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividends or distributions, or initiated by a Fund (e.g., for failure to meet applicable account minimums);

•transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;

•transactions made by asset allocation and wrap programs where the adviser to the program directs transactions in the accounts participating in the program in concert with changes in a model portfolio; or

•transactions in shares of Eaton Vance Cash Management Fund, Eaton Vance Money Market Fund, Eaton Vance Tax Free Reserves and Eaton Vance Institutional Short Term Income Fund.

It may be difficult for a Fund or the principal underwriter to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries. The Funds and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds’ market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund. Each Fund or its principal underwriter may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to each Fund. Such policy may be more or less restrictive than a Fund’s policy. Although each Fund or the principal underwriter review trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, the Funds and the principal underwriter typically will not request or receive individual account data unless suspicious trading activity is identified. Each Fund and the principal underwriter generally rely on the financial intermediaries to monitor trading activity in good faith in accordance with their own or Fund policies. Each Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Funds or their own policies, as the case may be, to accounts under their control.

Choosing a Share Class. Each Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

  how long you expect to own your shares;
  how much you intend to invest;
  the sales charge and total operating expenses associated with owning each class; and
  whether you qualify for a reduction or waiver of any applicable sales charges (see “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below).

Each investor’s considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Funds.

Class A shares are offered at net asset value plus a front-end sales charge of up to 4.75% . This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $25,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay distribution and service fees equal to 0.20% (0.25% for the California Fund)

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annually of average daily net assets. Returns on Class A shares are generally higher than returns on^ Class B and Class C shares because Class A has lower annual expenses than those classes.^

Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or “CDSC”. The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in “Contingent Deferred Sales Charge” under “Sales Charges” below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See “CDSC Waivers” under “Sales Charges” below. Class B shares pay distribution fees and service fees equal to 0.95% (1.00% for the California Fund) annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Class B shares automatically convert to Class A shares after eight years. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

Orders for Class B shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Eaton Vance fund shares held within the purchasing shareholder’s account) is $100,000 or more. Investors considering cumulative purchases of $100,000 or more, or who, after a purchase of shares, would own shares of Eaton Vance funds with a current market value of $100,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within ^one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See “CDSC Waivers” under “Sales Charges” below. Class C shares pay distribution fees and service fees equal to 0.95% (1.00% for the California Fund) annually of average daily net assets. Returns on Class C shares are generally lower than returns on Class A shares because Class C has higher annual expenses than Class A.

Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Eaton Vance fund shares held within the purchasing shareholder’s account) is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more, or who, after a purchase of shares, would own shares of Eaton Vance funds with a current market value of $1,000,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and qualified plans (as described above). Class I shares are also offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and certain Fund service providers. Class I shares do not pay distribution or service fees. Returns on Class I shares generally are higher than returns on other classes because Class I has lower annual expenses.

Payments to Investment Dealers. In addition to payments disclosed under "Sales Charges" below, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain “street name” or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the funds. As used in this prospectus, the term “investment dealer” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, a retirement plan and/or its administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

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Sales Charges

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

	Sales Charge*	Sales Charge*	Dealer Commission
	as Percentage of	as Percentage of Net	as Percentage of
Amount of Purchase	Offering Price	Amount Invested	Offering Price

Less than $25,000	4.75%	4.99%	4.50%
$25,000 but less than $100,000	4.50%	4.71%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.50%
$250,000 but less than $500,000	3.00%	3.09%	2.75%
$500,000 but less than $1,000,000	2.00%	2.04%	2.00%
$1,000,000 or more	0.00**	0.00**	0.75%

*	Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

**	No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

^

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or a Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge at the time of purchase, you will not receive the discount to which you may otherwise be entitled.

Right of Accumulation. Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $25,000 or more. Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of a Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts. In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including retirement accounts) may be combined for purposes of the right of accumulation. Shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan also may be combined for purposes of the right of accumulation for the plan and its participants. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Statement of Intention. Under a statement of intention, purchases of $25,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation (other than those included in employer-sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.

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Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who (i) charge an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform. Such clients may include individuals, corporations, foundations and endowments. Class A shares also are offered at net asset value to investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; and to certain fund service providers as described in the Statement of Additional Information. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See “Shareholder Account Features” for details.

Contingent Deferred Sales Charge. Class A, Class B and Class C are subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 18 months of purchase. ^Class ^C shares are subject to a 1.00% CDSC if redeemed within 12 months ^of purchase. Class B shares are subject to the following CDSC schedule:

Year of Redemption After Purchase	CDSC	CDSCs are based on the lower of the net asset value at
First or Second	5%	the time of purchase or at the time of redemption.
Third	4%	Shares acquired through the reinvestment of
Fourth	3%	distributions are exempt from the CDSC. Redemptions
Fifth	2%	are made first from shares that are not subject to a
Sixth	1%	CDSC.
Seventh or following	0%

The sales commission payable to investment dealers in connection with sales of Class B and Class C shares is described under “Distribution and Service Fees” below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”). The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature. After eight years, Class B shares automatically convert to Class A shares. Class B shares acquired through the reinvestment of distributions convert in proportion to shares not so acquired.

Distribution and Service Fees. Class A, Class B and Class C shares have in effect plans under Rule 12b-1 that allows each Fund to pay distribution fees for the sale and distribution of shares (so-called “12b-1 fees”) and service fees for personal and/or shareholder account services. Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% and 1%, respectively, of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees. Class B and Class C also pay service fees to the principal underwriter equal to 0.20% (0.25% for California Class B and C shares) of average daily net assets annually. Class A shares pay distribution and service fees equal to 0.20% (0.25% for California Class A shares) of average daily net assets annually. After the sale of shares, the principal underwriter receives the Class A distribution and service fees and the Class B and Class C service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers for shareholder servicing performed by such investment dealers. Although there is no present intention to do ^so (except with respect to California Fund Class A, B and C shares^), Class A, Class B and Class C of each Fund could pay service fees of up to 0.25% annually upon Trustee approval. Distribution and service fees are subject to limitations contained in the sales charge rule of the Financial Industry Regulatory Authority.

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

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Redeeming Shares

You can redeem shares in any of the following ways:

By Mail	Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered (for instance, a joint account must be signed by all registered owners to be accepted)
and a signature guarantee may be required. Call 1-800-262-1122 for additional information. You can obtain a signature guarantee at banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations that participate in The Securities
Transfer Agents Medallion Program, Inc. (STAMP, Inc.). Only signature guarantees issued in accordance with STAMP, Inc. will be accepted. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.
By Telephone	You can redeem up to $100,000 per account (which may include shares of one or more Eaton Vance funds) per day by calling 1-800-262-1122 Monday through
Friday, 8:00 a.m. to 7:00 p.m. (eastern time). Proceeds of a telephone redemption can be sent only to the account address or to a bank pursuant to prior instructions.
Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.
Through an Investment Dealer	Your investment dealer is responsible for transmitting the order promptly. An investment dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received in good order by ^a Fund’s transfer agent. Your redemption proceeds normally will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by regular mail. However, if you have given complete written authorization in advance, you may request that the redemption proceeds be wired directly to your bank account. The bank designated may be any bank in the United States. The request may be made by calling 1-800-262-1122 or by sending a signature guaranteed letter of instruction to the transfer agent (see back cover for address). Corporations, trusts and other entities may need to provide additional documentation. You may be required to pay the costs of such transaction by ^a Fund or your bank. No costs are currently charged by ^a Fund. However, charges may apply for expedited mail delivery services. Each Fund may suspend or terminate the expedited payment procedure upon at least 30 ^days’ notice.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier’s check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

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Shareholder Account Features

^

Distributions. You may have your Fund distributions paid in one of the following ways:

•Full Reinvest Option	Dividends and capital gains are reinvested in additional shares. This option will be assigned if you do not specify an option.
•Partial Reinvest Option	Dividends are paid in cash and capital gains are reinvested in additional shares.
•Cash Option	Dividends and capital gains are paid in cash.
•Exchange Option	Class A, Class B and Class C dividends and/or capital gains are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund’s prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Funds. From time to time, you may ^receive the following:

•Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
•Periodic account statements, showing recent activity and total share balance.
•^Tax information needed to prepare your income tax returns.
•Proxy materials, in the event a shareholder vote is required.
•Special notices about significant events affecting your Fund.

Most fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically. For more information please go to www.eatonvance.com. Select “Mutual Funds” then “Electronic Delivery”.

Each Fund will file with the Securities and Exchange Commission (“SEC”) a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Each Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information that is filed with the SEC is posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Portfolio holdings information as of each calendar quarter end is posted to the website 30 days after such quarter end. ^Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of the most recent calendar quarter end on the Eaton Vance website approximately ten business days after the calendar quarter end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Withdrawal Plan. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund or, in the case of Class B and Class C shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares.

Before exchanging, you should read the prospectus of the new fund carefully. Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive at least 60 days’ notice of any material change to the privilege. This privilege may not be used for “market timing^” and ^may be terminated for market timing accounts or

24

for any other ^reason. For additional information, see "Restrictions on Excessive Trading and Market Timing" under "Purchasing Shares".

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of ^the Fund you ^redeemed from, provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. At the time of a reinvestment, you or your financial intermediary must notify the Fund or the transfer agent that you are reinvesting redemption proceeds in accordance with this privilege. If you reinvest, your purchase will be at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the ^Eaton Vance website. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are recorded.

“Street Name” Accounts. If your shares are held in a “street name” account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with a Fund. If you transfer shares in a “street name” account to an account with another investment dealer or to an account directly with a Fund, you should obtain historical information about your shares prior to the transfer.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund to obtain, verify and record information that identifies each person who opens a Fund account, and each Fund has designated an anti-money laundering compliance officer. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver’s license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person’s account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If ^a Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-^1122 Monday through Friday, 8:00 a.m. to 7:00 p.m. (eastern time), or write to the transfer agent (see back cover for address).

Tax Information

Each Fund declares dividends daily and ordinarily pays distributions monthly. Different Classes of a Fund ^may distribute different dividend amounts. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent. For tax purposes, the entire monthly distribution of the Fund’s daily dividends ordinarily will constitute tax-exempt income to you. Distributions of any net realized gains, if any, will be made at least annually (usually in December). The exemption of “exempt-interest dividend” income from regular federal income taxation does not necessarily result in similar exemptions from such income under the state or local tax laws.

A Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. Distributions of any taxable income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains. Distributions of interest on certain municipal obligations are a tax preference item under the AMT provisions applicable to individuals and corporations, and all tax-exempt distributions may affect a corporation’s AMT

25

liability. Each Fund’s distributions will be treated as described above for federal income tax purposes whether they are paid in cash or reinvested in additional shares. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction^.

^

Shareholders, particularly corporations, recipients of social security or railroad retirement benefits and those subject to alternative minimum tax, should consult with their advisers concerning the applicability of federal, state, local and other taxes to an investment. Additional information about state taxes is provided below.

California. Under California law, dividends paid by the California Fund and designated by it as tax-exempt are exempt from California personal income tax on individuals who reside in California to the extent such dividends are derived from interest payments on municipal obligations exempt from California state personal income taxes and provided that at least 50% of the assets of the California Fund at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt under either federal or California law from taxation by the state of California. Distributions of short-term capital gains are treated as ordinary income, and distributions of long-term capital gains are treated as long-term capital gains taxable at ordinary income rates under the California personal income tax.

^

Massachusetts. The Massachusetts Fund’s interest distributions attributable to Massachusetts obligations (debt obligations issued by The Commonwealth of Massachusetts or its political subdivisions, including agencies or instrumentalities thereof), Possessions obligations (debt obligations issued by the Governments of Puerto Rico, Guam, or the United States Virgin Islands) or United States obligations can be excluded from Massachusetts gross income for Massachusetts personal income tax purposes. Distributions properly designated as capital gain dividends and attributable to gains realized on the sale of certain Massachusetts tax-exempt obligations issued pursuant to statutes that specifically exempt such gains from Massachusetts taxation will also be exempt from Massachusetts personal income tax. Other distributions from the Massachusetts Fund that are included in a shareholder’s federal gross income, including distributions of net long-term capital gains not described in the preceding sentence and net short-term capital gains, are generally not exempt from Massachusetts personal income tax.

Distributions from the Massachusetts Fund and the value of the shares of the Massachusetts Fund will be subject to the Massachusetts excise tax on corporations.

Mississippi. Under existing Mississippi income tax law, interest received by a Mississippi resident individual upon the obligations of the State of Mississippi or political subdivisions thereof (“Mississippi obligations”) is exempt from Mississippi income tax. In 1993, the Mississippi State Tax Commission issued a ruling stating that a Mississippi resident taxpayer’s pro rata portion of interest dividends distributed by the Mississippi Fund will be non-taxable to the extent that such pro rata portion represents interest received by the Mississippi Fund, either directly or through the Mississippi Portfolio, from Mississippi tax-exempt obligations that would be exempt from Mississippi income tax purposes if such tax-exempt obligations were directly held by the taxpayer. In 2004, the Mississippi Fund redeemed its investment in and dissolved the Mississippi Portfolio thereby becoming the direct owner of the investment assets previously owned indirectly through the Mississippi Portfolio. In the opinion of special tax counsel to the Mississippi Fund, a Mississippi resident individual’s pro rata portion of interest dividends distributed by the Mississippi Fund will be exempt from Mississippi income tax to the extent that such pro rata portion (i) is excluded from gross income under the Internal Revenue Code and (ii) represents interest the Mississippi Fund receives from investments in Mississippi tax-exempt obligations.

New York. In the opinion of special tax counsel to the New York Fund, under New York law, dividends paid by the New York Fund are exempt from New York State and New York City personal income tax applicable to individuals who reside in New York State and/or City to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on tax-exempt obligations issued by or on behalf of New York State and its political subdivisions and agencies, and the governments of Puerto Rico, the U.S. Virgin Islands and Guam. Other distributions from the New York Fund, including distributions derived from taxable ordinary income and net short-term and long-term capital gains, are generally not exempt from New York State or City personal income tax.

Ohio. In the opinion of special tax counsel to the Ohio Fund, under Ohio law individuals who are otherwise subject to the Ohio personal income tax will not be subject to such tax on dividends paid by the Ohio Fund to the extent such dividends are properly attributable to interest on obligations issued by or on behalf of the State of Ohio or its political subdivisions, or the agencies or instrumentalities thereof (“Ohio obligations”). Dividends paid by the Ohio Fund also will be excluded from the net income base of the Ohio corporation franchise tax to the extent such dividends are excluded from gross income for federal income tax purposes or are properly attributable to interest on Ohio obligations. However, the Ohio

26

Fund’s shares will be included in the tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis. Dividends paid by the Ohio Fund are exempt from the Ohio commercial activity tax and municipal, school district and joint economic development district income taxes in Ohio. These conclusions regarding Ohio taxation are based on the assumption that the Ohio Fund will continue to qualify as a regulated investment company under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of the Ohio Fund will consist of Ohio obligations or similar obligations of other states or their subdivisions.

Rhode Island. The Rhode Island Fund obtained an opinion from special tax counsel to the Rhode Island Fund, that under Rhode Island law, dividends paid by the Rhode Island Fund are exempt from Rhode Island state income tax for individuals who reside in Rhode Island to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on obligations of Rhode Island, its political subdivisions, the United States and its Territories (“Rhode Island Obligations”). Other distributions from the Rhode Island Fund, including distributions from capital gains, are generally not exempt from Rhode Island state personal income tax.

West Virginia. In the opinion of special tax counsel to the West Virginia Fund, under existing West Virginia law, in 1991 the West Virginia Department of Tax and Revenue issued Technical Assistance Advisory 91-002 which was declared to be of precedential value. This Technical Assistance Advisory addresses liability for West Virginia personal income tax on interest and dividend income received by investors in regulated investment companies. Accordingly, under existing law, as long as the West Virginia Fund qualifies as a separate “regulated investment company” under the Internal Revenue Code, that portion of exempt-interest dividends that represents interest income received by the West Virginia Fund from obligations of the United States and its possessions and interest or dividend income received by the West Virginia Fund on obligations or securities of any authority, commission or instrumentality of the United States or of the State of West Virginia, which is exempt from West Virginia State income tax by federal or West Virginia law, is exempt from West Virginia personal income tax. This exemption does not apply to any portion of interest income on obligations of any state other than West Virginia, regardless of any exemption provided under federal law. In the event the West Virginia Fund fails to qualify as a separate “regulated investment company”, the foregoing exemption may be unavailable or substantially limited.

The Technical Assistance Advisory contains a more specific, although nonexclusive, list of obligations and authorities which are exempt from taxation. The Technical Assistance Advisory also confirms that interest on indebtedness incurred (directly or indirectly) by a shareholder of the West Virginia Fund to purchase or carry shares of the West Virginia Fund will not be deductible for West Virginia income purposes.

27

Financial Highlights

The financial highlights are intended to help you understand a Fund’s financial performance for the ^period(s) indicated. Certain information in the ^tables reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions ^at net asset value). This information has been audited by ^Deloitte & Touche LLP, an independent registered public accounting firm. The report of ^Deloitte & Touche LLP and each Fund’s financial statements are incorporated herein by reference and included in the Fund’s annual report, which is available on request.^

					California Fund

					Year Ended September 30,

		2008				2007			2006

	Class A	Class B	Class C	Class I(14)	Class A	Class B	Class C	Class A	Class B	Class C

Net asset value - Beginning of year	$ 10.620	$ 9.810	$ 9.810	$ 9.53	$ 11.080	$10.260	$10.250	$ 10.900	$10.090	$10.090

Income (loss) from operations
Net investment income(1)	$ 0.456	$ 0.351	$ 0.351	$ 0.277	$ 0.458	$ 0.350	$ 0.348	$ 0.486	$ 0.374	$ 0.366
Net realized and unrealized gain (loss)	(1.411)	(1.295)	(1.295)	(0.362)	(0.280)	(0.273)	(0.261)	0.181	0.171	0.169
Total income (loss) from operations	$ (0.955)	$(0.944)	$ (0.944)	$(0.085)	$ 0.178	$ 0.077	$ 0.087	$ 0.667	$ 0.545	$ 0.535

Less distributions
From net investment income	$ (0.450)	$(0.341)	$ (0.341)	$(0.275)	$ (0.462)	$ (0.351)	$ (0.351)	$ (0.487)	$ (0.375)	$ (0.375)
From net realized gain	(0.045)	(0.045)	(0.045)	—	(0.176)	(0.176)	(0.176)	—	—	—
Total distributions	$ (0.495)	$(0.386)	$ (0.386)	$(0.275)	$ (0.638)	$ (0.527)	$ (0.527)	$ (0.487)	$ (0.375)	$ (0.375)
Net asset value - End of year	$ 9.170	$ 8.480	$ 8.480	$ 9.170	$ 10.620	$ 9.810	$ 9.810	$ 11.080	$10.260	$10.250
Total Return (2)	(9.32)%	(9.91)%	(9.91)%	(1.08)%(13)	1.61%	0.73%	0.83%	6.28%	5.52%	5.42%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$232,090	$ 3,371	$15,667	$ 110	$261,254	$ 3,545	$11,465	$233,618	$ 4,090	$ 4,933
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.86%	1.61%	1.61%	0.63%(4)	0.84%(12)	1.59%(12)	1.59%(12)	0.86%	1.61%	1.61%
Interest and fee expense(10)	0.30%	0.30%	0.30%	0.30%(4)	0.33%	0.33%	0.33%	0.37%	0.37%	0.37%
Total expenses before custodian fee reduction	1.16%	1.91%	1.91%	0.93%(4)	1.17%(12)	1.92%(12)	1.92%(12)	1.23%	1.98%	1.98%
Expenses after custodian fee reduction excluding interest
and fees	0.84%	1.59%	1.59%	0.60%(4)	0.82%(12)	1.57%(12)	1.57%(12)	0.85%	1.60%	1.60%
Net investment income	4.47%	3.72%	3.73%	4.79%(4)	4.22%	3.48%	3.49%	4.45%	3.70%	3.62%
Portfolio Turnover of the Fund	22%	22%	22%	22%(11)	41%	41%	41%	30%	30%	30%

(See footnotes on last page.)

28

Financial Highlights (continued)^

			California Fund

		Year Ended September 30,

		2005			2004

	Class A	Class B	Class C	Class A	Class B	Class C(6)

Net asset value - Beginning of year	$ 10.860	$10.060	$10.060	$ 10.920	$10.110	$10.000

Income (loss) from operations
Net investment income(1)	$ 0.515	$ 0.399	$0.384	$ 0.548	$ 0.483	$ 0.033
Net realized and unrealized gain (loss)	0.037	0.030	0.045	(0.078)	(0.083)	0.062
Total income (loss) from operations	$ 0.552	$ 0.429	$0.429	$ 0.470	$ 0.400	$ 0.095

Less distributions
From net investment income	$ (0.512)	$ (0.399)	$ (0.399)	$ (0.530)	$ (0.455)	$ (0.035)
Total distributions	$ (0.512)	$ (0.399)	$ (0.399)	$ (0.530)	$ (0.455)	$ (0.035)
Contingent deferred sales charges	$ —	$ —	$ —	$ —	$ 0.005	$ —
Net asset value - End of year	$ 10.900	$10.090	$10.090	$ 10.860	$10.060	$10.060
Total Return (2)	5.18%	4.50%(3)	4.42%(3)	4.42%	4.14%	0.86%(13)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$223,528	$ 3,655	$1,725	$227,878	$ 1,983	$ 96
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.88%(9)	1.63%(9)	1.63%(9)	0.90%(9)	1.10%(9)	1.65%(4)(9)
Interest and fee expense(10)	0.23%(9)	0.23%(9)	0.23%(9)	0.15%(9)	0.15%(9)	0.15%(4)(9)
Total expenses before custodian fee reduction	1.11%(9)	1.86%(9)	1.86%(9)	1.05%(9)	1.25%(9)	1.80%(4)(9)
Expenses after custodian fee reduction excluding interest and fees	0.87%(9)	1.62%(9)	1.62%(9)	0.90%(9)	1.10%(9)	1.65%(4)(9)
Net investment income	4.71%	3.94%	3.78%	5.09%	4.75%	4.24%(4)
Portfolio Turnover of the Portfolio (8)	—	—	—	18%	18%	18%
Portfolio Turnover of the Fund	23%	23%	23%	—	—	—

(See footnotes on last page.)

                                                                                                                             29

^Financial Highlights (continued)

				Massachusetts Fund

				Year Ended September 30,

		2008			2007		2006

	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C(5)

Net asset value - Beginning of year	$ 9.490	$ 9.500	$ 9.500	$ 9.850	$ 9.850	$ 9.850	$ 9.670	$ 9.670	$ 9.610

Income (loss) from operations
Net investment income(1)	$ 0.428	$ 0.360	$ 0.361	$ 0.415	$ 0.343	$ 0.342	$ 0.432	$ 0.362	$ 0.136
Net realized and unrealized gain (loss)	(1.459)	(1.472)	(1.473)	(0.356)	(0.347)	(0.346)	0.180	0.179	0.254
Total income (loss) from operations	$ (1.031)	$ (1.112)	$ (1.112)	$ 0.059	$ (0.004)	$ (0.004)	$ 0.612	$ 0.541	$ 0.390

Less distributions
From net investment income	$ (0.409)	$ (0.338)	$ (0.338)	$ (0.419)	$ (0.346)	$ (0.346)	$ (0.432)	$ (0.361)	$(0.150)
Total distributions	$ (0.409)	$ (0.338)	$ (0.338)	$ (0.419)	$ (0.346)	$ (0.346)	$ (0.432)	$ (0.361)	$(0.150)
Net asset value - End of year	$ 8.050	$ 8.050	$ 8.050	$ 9.490	$ 9.500	$ 9.500	$ 9.850	$ 9.850	$ 9.850
Total Return (2)	(11.19)%	(11.99)%	(11.99)%	0.57%	(0.07)%	(0.07)%	6.51%	5.73%	4.10%(13)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$211,228	$27,670	$17,704	$254,366	$40,938	$17,583	$197,580	$48,991	$ 2,825
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.78%	1.53%	1.54%	0.77%(12)	1.52%(12)	1.51%(12)	0.79%	1.54%	1.54%(4)
Interest and fee expense(10)	0.25%	0.25%	0.25%	0.47%	0.47%	0.47%	0.42%	0.42%	0.42%(4)
Total expenses before custodian fee reduction	1.03%	1.78%	1.79%	1.24%(12)	1.99%(12)	1.98%(12)	1.21%	1.96%	1.96%(4)
Expenses after custodian fee reduction excluding interest and fees	0.77%	1.52%	1.52%	0.76%(12)	1.51%(12)	1.50%(12)	0.77%	1.52%	1.52%(4)
Net investment income	4.73%	3.98%	3.99%	4.26%	3.52%	3.53%	4.48%	3.75%	3.40%(4)
Portfolio Turnover of the Fund	31%	31%	31%	65%	65%	65%	28%	28%	28%(11)

(See footnotes on last page.)

                                                                                                                                          30

^Financial Highlights (continued)

			Massachusetts Fund

			Year Ended September 30,

		2005			2004

	Class A		Class B	Class A		Class B

Net asset value - Beginning of year	$ 9.660		$ 9.650	$ 9.680		$9.680

Income (loss) from operations
Net investment income(1)	$ 0.449		$ 0.378	$ 0.484		$0.414
Net realized and unrealized gain (loss)	0.017		0.026	(0.020)		(0.031)
Total income (loss) from operations	$ 0.466		$ 0.404	$ 0.464		$0.383

Less distributions
From net investment income	$ (0.456)		$ (0.384)	$ (0.484)		$ (0.413)
Total distributions	$ (0.456)		$ (0.384)	$ (0.484)		$ (0.413)
Net asset value - End of year	$ 9.670		$ 9.670	$ 9.660		$9.650
Total Return (2)	4.90%		4.39%(3)	4.92%		4.07%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$156,382		$54,708	$143,086		$59,036
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.79%(9)(12)		1.54%(9)(12)	0.81%(9)		1.56%(9)
Interest and fee expense(10)	0.28%(9)		0.28%(9)	0.11%(9)		0.11%(9)
Total expenses before custodian fee reduction	1.07%(9)(12)		1.82%(9)(12)	0.92%(9)		1.67%(9)
Expenses after custodian fee reduction excluding interest and fees	0.78%(9)(12)		1.53%(9)(12)	0.81%(9)		1.56%(9)
Net investment income	4.62%		3.88%	5.05%		4.26%
Portfolio Turnover of the Portfolio (8)	—		—	27%		27%
Portfolio Turnover of the Fund	15%		15%	—		—

(See footnotes on last page.)

                                                                                                31

Financial Highlights (continued)^

					Mississippi Fund

					Year Ended September 30,

		2008		2007		2006		2005		2004

	Class A	Class B	Class C(7)	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B

Net asset value - Beginning of year	$ 9.540	$ 9.760	$ 9.670	$ 9.690	$ 9.910	$ 9.610	$ 9.830	$ 9.720	$ 9.940	$ 9.840	$10.060

Income (loss) from operations
Net investment income(1)	$ 0.397	$ 0.335	$ 0.276	$ 0.410	$ 0.345	$ 0.417	$ 0.354	$ 0.428	$ 0.365	$ 0.455	$0.393
Net realized and unrealized gain (loss)	(0.917)	(0.940)	(0.850)	(0.155)	(0.155)	0.075	0.073	(0.099)	(0.100)	(0.116)	(0.119)
Total income (loss) from operations	$ (0.520)	$(0.605)	$(0.574)	$ 0.255	$ 0.190	$ 0.492	$ 0.427	$ 0.329	$ 0.265	$ 0.339	$0.274

Less distributions
From net investment income	$ (0.400)	$(0.335)	$(0.276)	$ (0.405)	$(0.340)	$ (0.412)	$(0.347)	$ (0.439)	$(0.375)	$ (0.459)	$ (0.394)
Total distributions	$ (0.400)	$(0.335)	$(0.276)	$ (0.405)	$(0.340)	$ (0.412)	$(0.347)	$ (0.439)	$(0.375)	$ (0.459)	$ (0.394)
Net asset value - End of year	$ 8.620	$ 8.820	$ 8.820	$ 9.540	$ 9.760	$ 9.690	$ 9.910	$ 9.610	$ 9.830	$ 9.720	$9.940
Total Return (2)	(5.64)%	(6.37)%	(6.07)%(13)	2.67%	1.94%	5.26%	4.44%	3.44%	2.86%(3)	3.54%	2.79%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$13,510	$ 2,035	$ 318	$14,635	$ 2,626	$15,154	$ 4,077	$12,901	$ 5,291	$11,379	$6,013
Ratios (As a percentage of average daily net
assets):
Expenses excluding interest and fees	0.92%	1.67%	1.68%(4)	0.81%(12)	1.56%(12)	0.81%	1.56%	0.86%(9)	1.61%(9)	0.84%(9)	1.59%(9)
Interest and fee expense(10)	0.12%	0.12%	0.12%(4)	0.26%	0.26%	0.19%	0.19%	0.12%(9)	0.12%(9)	0.06%(9)	0.06%(9)
Total expenses before custodian fee reduction	1.04%	1.79%	1.80%(4)	1.07%(12)	1.82%(12)	1.00%	1.75%	0.98%(9)	1.73%(9)	0.90%(9)	1.65%(9)
Expenses after custodian fee reduction
excluding interest and fees	0.90%	1.65%	1.66%(4)	0.79%(12)	1.54%(12)	0.78%	1.53%	0.84%(9)	1.59%(9)	0.83%(9)	1.58%(9)
Net investment income	4.26%	3.51%	3.57%(4)	4.26%	3.50%	4.34%	3.61%	4.41%	3.68%	4.70%	3.93%
Portfolio Turnover of the Portfolio (8)	—	—	—	—	—	—	—	—	—	15%	15%
Portfolio Turnover of the Fund	23%	23%	23%(11)	16%	16%	22%	22%	21%	21%	—	—

(See footnotes on last page.)

^

32

^Financial Highlights (continued)

					New York Fund

					Year Ended September 30,

		2008				2007			2006

	Class A	Class B	Class C	Class I(14)	Class A	Class B	Class C	Class A	Class B	Class C

Net asset value - Beginning of year	$ 10.400	$10.420	$10.400	$ 9.340	$ 10.750	$10.760	$10.750	$ 10.700	$10.700	$10.700

Income (loss) from operations
Net investment income(1)	$ 0.471	$ 0.397	$ 0.396	$ 0.290	$ 0.466	$ 0.386	$ 0.383	$ 0.476	$ 0.396	$ 0.391
Net realized and unrealized gain (loss)	(1.563)	(1.566)	(1.556)	(0.504)	(0.305)	(0.295)	(0.302)	0.170	0.181	0.176
Total income (loss) from operations	$ (1.092)	$ (1.169)	$ (1.160)	$(0.214)	$ 0.161	$ 0.091	$ 0.081	$ 0.646	$ 0.577	$ 0.567

Less distributions
From net investment income	$ (0.458)	$ (0.381)	$ (0.380)	$(0.276)	$ (0.458)	$ (0.378)	$ (0.378)	$ (0.473)	$ (0.394)	$ (0.394)
From net realized gain	—	—	—	—	(0.053)	(0.053)	(0.053)	(0.123)	(0.123)	(0.123)
Total distributions	$ (0.458)	$ (0.381)	$ (0.380)	$(0.276)	$ (0.511)	$ (0.431)	$ (0.431)	$ (0.596)	$ (0.517)	$ (0.517)
Net asset value - End of year	$ 8.850	$ 8.870	$ 8.860	$ 8.850	$ 10.400	$10.420	$10.400	$ 10.750	$10.760	$10.750
Total Return (2)	(10.86)%	(11.53)%	(11.46)%	(2.51)%(13)	1.50%	0.83%	0.73%	6.29%	5.59%	5.50%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$319,101	$10,552	$32,684	$ 227	$400,671	$11,439	$31,131	$393,479	$ 9,488	$13,889
Ratios (As a percentage of average daily
net assets):
Expenses excluding interest and fees	0.78%	1.53%	1.53%	0.61%(4)	0.77%(12)	1.51%(12)	1.51%(12)	0.79%	1.54%	1.54%
Interest and fee expense(10)	0.38%	0.38%	0.38%	0.38%(4)	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
Total expenses before custodian fee reduction	1.16%	1.91%	1.91%	0.99%(4)	1.25%(12)	1.99%(12)	1.99%(12)	1.27%	2.02%	2.02%
Expenses after custodian fee reduction excluding interest
and fees	0.77%	1.52%	1.52%	0.58%(4)	0.75%(12)	1.50%(12)	1.50%(12)	0.78%	1.53%	1.53%
Net investment income	4.71%	3.96%	3.97%	5.09%(4)	4.39%	3.63%	3.62%	4.50%	3.74%	3.70%
Portfolio Turnover of the Fund	45%	45%	45%	45%(11)	35%	35%	35%	34%	34%	34%

(See footnotes on last page.)

33

Financial Highlights (continued)

New York Fund

Year Ended September 30,

^
		^2005			2004

	Class A	Class B	Class C	Class A	Class B	Class C

Net asset value - Beginning of year	$10.^800	$10.^800	$^10.^800	$^10.^920	$^10.^910	$11.^070

Income (loss) from operations
Net investment income(1)	$ 0.^502	$0.^415	$0.^408	$ 0.^542	$0.^533	$0.^448
Net realized and unrealized gain (loss)	(0.^090)	(0.^083)	(0.^077)	(0.^049)	(0.^084)	(0.^222)
Total income (loss) from operations	$ 0.^412	$0.^332	$0.^331	$ 0.^493	^0.^449	$0.^226

Less distributions
From net investment income	$(0.^512)	$(0.^432)	$(0.^431)	$ (0.^587)	$(0.^540)	$(0.^467)
From net realized gain	^—^	^—^	^—^	(0.^026)	(0.^024)	^(0.029)
Total distributions	$(0.^512)	$(0.^432)	$(0.^431)	$ (0.^613)	$(0.^564)	$(0.^496)
Contingent deferred sales charges	$ —	$ ^—	$ —	$ —	$0.^005	$ —
Net asset value - End of year	$10.^700	$10.^700	$10.^700	$10.^800	$10.^800	$^10.^800
Total ^Return (2)	^3.^88%	^3.^27%(3)	^3.^20%(3)	^4.^66%	^4.^28%	^1.^99%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$^357,^652	$^6,^189	$^4,702	$^335,^153	$^2,^984	$ ^940
Ratios (as a percentage of average daily
net assets):
Expenses excluding interest and fees	0.^80%(9)	^1.^55%(9)	1.^54%(9)	0.^82%(9)	^0.^93%(9)	1.^56%^(9)
Interest and fee expense(10)	0.^35%(9)	0.^35%(9)	0.^35%(9)	0.^19%(9)	0.^19%(9)	0.^19%^(9)
^
Total expenses before custodian fee reduction	1.^15%(9)	1.^90%(9)	1.^89%(9)	^1.^01%(9)	1.^12%(9)	1.^75%^(9)
Expenses after custodian fee reduction excluding interest and fees	0.^79%(9)	^1.^54%(9)	1.^53%(9)	0.^82%(9)	^0.^93%(9)	1.^56%^(9)
Net investment income	^4.^65%	^3.^84%	^3.^78%	^5.^07%	4.^86%	^4.^17%^
Portfolio Turnover of the Portfolio (8)	^—^	^—^	^—^	^26%	^26%	^26%
Portfolio Turnover of the Fund	^45%	^45%	^45%	—	—	—

(See footnotes on last page.)

34

Financial Highlights (continued)^

							Ohio Fund

					Year Ended September 30,

	2008			2007			2006(5)		2005		2004

	Class A	Class C	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class A	Class B

Net asset value - Beginning of year	$ 9.240	$9.240	$ 9.450	$ 9.440	$ 9.440	$9.320	$ 9.320	$ 9.300	$ 9.180	$9.180	$ 9.230	$9.240

Income (loss) from
operations
Net investment income(1)	$ 0.384	$0.316	$ 0.382	$ 0.315	$ 0.310	$0.420	$ 0.353	$ 0.211	$ 0.464	$0.394	$ 0.491	$0.423
Net realized and unrealized gain (loss)	(1.108)	(1.118)	(0.197)	(0.191)	(0.186)	0.137	0.124	0.160	0.142	0.143	(0.034)	(0.046)
Total income (loss) from operations	$ (0.724)	$ (0.802)	$ 0.185	$ 0.124	$ 0.124	$0.557	$ 0.477	$ 0.371	$ 0.606	$0.537	$ 0.457	$0.377

Less distributions
From net investment income	$ (0.376)	$ (0.308)	$ (0.395)	$ (0.324)	$ (0.324)		$(0.427) $ (0.357) $(0.231)		$ (0.466)	$ (0.397)	$ (0.507)	$ (0.437)
Total distributions	$ (0.376)	$ (0.308)	$ (0.395)	$ (0.324)	$ (0.324)		$(0.427) $ (0.357) $(0.231)		$ (0.466)	$ (0.397)	$ (0.507)	$ (0.437)
Net asset value - End of year	$ 8.140	$8.130	$ 9.240	$ 9.240	$ 9.240	$9.450	$ 9.440	$ 9.440	$ 9.320	$9.320	$ 9.180	$9.180
Total Return (2)	(8.09)%	(8.91)%	1.98%	1.32%	1.32%	6.15%	5.25%	4.06%(13)	6.71%	6.14%(3)	5.07%	4.14%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$251,447	$30,157	$274,850	$28,626	$30,804	$182,719	$32,512	$ 8,294	$140,355	$34,257	$126,212	$36,545
Ratios (As a percentage of average daily
net assets):
Expenses excluding interest and fees	0.77%	1.52%	0.77%(12)	1.52%(12)	1.52%(12)	0.78%	1.53%	1.53%(4)	0.82%(9)	1.57%(9)	0.85%(9)	1.60%
Interest and fee expense(10)	0.20%	0.20%	0.31%	0.31%	0.31%	0.47%	0.47%	0.47%(4)	0.35%(9)	0.35%(9)	0.25%(9)	0.25%
Total expenses before custodian fee
reduction	0.97%	1.72%	1.08%(12)	1.83%(12)	1.83%(12)	1.25%	2.00%	2.00%(4)	1.17%(9)	1.92%(9)	1.10%(9)	1.85%
Expenses after custodian fee reduction
excluding interest and fees	0.75%	1.50%	0.74%(12)	1.49%(12)	1.49%(12)	0.75%	1.50%	1.50%(4)	0.81%(9)	1.56%(9)	0.85%(9)	1.60%
Net investment income	4.28%	3.53%	4.09%	3.36%	3.33%	4.53%	3.80%	3.45%(4)	4.97%	4.23%	5.38%	4.56%
Portfolio Turnover of the Portfolio (8)	—	—	—	—	—	—	—	—	—	—	9%	9%
Portfolio Turnover of the Fund	30%	30%	39%	39%	39%	24%	24%	24%(11)	28%	28%	—	—

(See footnotes on last page.)

35

Financial Highlights (continued)^

						Rhode Island Fund

						Year Ended September 30,

		2008			2007			2005		2005		2004

	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C(5)	Class A	Class B	Class A	Class B

Net asset value - Beginning of year $ 9.640		$ 9.860	$ 9.870	$ 9.860	$10.080	$10.090	$9.760	$ 9.980	$10.040	$ 9.780	$10.000	$ 9.760	$ 9.990

Income (loss) from
operations
Net investment income(1)	$ 0.411	$ 0.349	$ 0.347	$ 0.411	$ 0.345	$ 0.344	$0.423	$ 0.361	$ 0.173	$ 0.441	$ 0.377	$ 0.462	$ 0.401
Net realized and unrealized gain (loss)	(1.265)	(1.298)	(1.296)	(0.225)	(0.224)	(0.223)	0.106	0.103	0.065	(0.014)	(0.015)	0.028	0.016
Total income (loss) from operations $ (0.854)		$ (0.949)	$(0.949)	$ 0.186	$ 0.121	$ 0.121	$0.529	$ 0.464	$ 0.238	$ 0.427	$ 0.362	$ 0.490	$ 0.417

Less distributions
From net investment income	$ (0.406)	$ (0.341)	$(0.341)	$ (0.406)	$ (0.341)	$ (0.341)	$ (0.429) $ (0.364) $ (0.188)			$ (0.447)	$ (0.382)	$ (0.470)	$ (0.407)
Total distributions	$ (0.406)	$ (0.341)	$(0.341)	$ (0.406)	$ (0.341)	$ (0.341)	$ (0.429) $ (0.364) $ (0.188)			$ (0.447)	$ (0.382)	$ (0.470)	$ (0.407)
Net asset value - End of year	$ 8.380	$ 8.570	$ 8.580	$ 9.640	$ 9.860	$ 9.870	$9.860	$10.080	$10.090	$ 9.760	$ 9.980	$ 9.780	$10.000
Total Return (2)	(9.14)%	(9.87)%	(9.85)%	1.91%	1.20%	1.20%	5.56%	4.76%	2.40%(13)	4.44%	3.83%(3)	5.13%	4.25%

Ratios/Supplemental
Data
Net assets, end of year (000’s omit-
ted)	$37,003	$10,286	$ 3,435	$46,764	$13,989	$ 3,281	$39,291	$18,564	$ 428	$29,745	$22,793	$26,558	$25,084
Ratios (As a percentage of average
daily net assets):
Expenses excluding interest and fees	0.79%	1.54%	1.54%	0.74%(12)	1.49%(12)	1.48%(12)	0.75%	1.50%	1.50%(4)	0.77%(9)	1.52%(9)	0.77%(9)	1.52%(9)
Interest and fee expense(10)	0.17%	0.17%	0.17%	0.40%	0.40%	0.40%	0.35%	0.35%	0.35%(4)	0.18%(9)	0.18%(9)	0.10%(9)	0.10%(9)
Total expenses before custodian fee
reduction	0.96%	1.71%	1.71%	1.14%(12)	1.89%(12)	1.88%(12)	1.10%	1.85%	1.85%(4)	0.95%(9)	1.70%(9)	0.87%(9)	1.62%(9)
Expenses after custodian fee
reduction excluding interest and fees	0.77%	1.52%	1.52%	0.69%(12)	1.44%(12)	1.44%(12)	0.72%	1.47%	1.47%(4)	0.75%(9)	1.50%(9)	0.77%(9)	1.52%(9)
Net investment income	4.43%	3.68%	3.66%	4.20%	3.45%	3.45%	4.34%	3.62%	3.23%(4)	4.49%	3.76%	4.74%	4.00%
Portfolio Turnover of the Portfolio (8)	—	—	—	—	—	—	—	—	—	—	—	16%	16%
Portfolio Turnover of the Fund	8%	8%	8%	14%	14%	14%	19%	19%	19%(11)	15%	15%	—	—

(See footnotes on last page.)

36

Financial Highlights (continued)^

					West Virginia Fund

					Year Ended September 30,

		2008		2007		2006		2005		2004

	Class A	Class B	Class C(14)	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B

Net asset value - Beginning of year	$ 9.690	$ 9.870	$ 9.700	$ 9.870	$10.060	$ 9.750	$ 9.930	$ 9.810	$10.000	$ 9.880	$10.080

Income (loss) from operations
Net investment income(1)	$ 0.405	$ 0.345	$ 0.280	$ 0.402	$ 0.335	$ 0.415	$ 0.350	$ 0.434	$ 0.378	$ 0.462	$ 0.395
Net realized and unrealized gain (loss)	(1.485)	(1.513)	(1.316)	(0.181)	(0.191)	0.110	0.118	(0.053)	(0.073)	(0.081)	(0.087)
Total income (loss) from operations	$ (1.080)	$(1.168)	$(1.036)	$ 0.221	$ 0.144	$ 0.525	$ 0.468	$ 0.381	$ 0.305	$ 0.381	$ 0.308

Less distributions
From net investment income	$ (0.400)	$(0.332)	$(0.274)	$ (0.401)	$ (0.334)	$ (0.405) $ (0.338) $ (0.441)			$ (0.375)	$ (0.451)	$ (0.388)
Total distributions	$ (0.400)	$(0.332)	$(0.274)	$ (0.401)	$ (0.334)	$ (0.405) $ (0.338) $ (0.441)			$ (0.375)	$ (0.451)	$ (0.388)
Net asset value - End of year	$ 8.210	$ 8.370	$ 8.390	$ 9.690	$ 9.870	$ 9.870	$10.060	$ 9.750	$ 9.930	$ 9.810	$10.000
Total Return (2)	(11.46)% (12.10)% (10.99)%(13)			2.26%	1.43%	5.53%	4.82%	3.95%	3.26%(3)	3.94%	3.09%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$24,379	$ 4,406	$ 527	$25,703	$ 6,049	$22,812	$ 7,002	$21,249	$ 8,287	$18,670	$ 8,550
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.79%	1.54%	1.55%(4)	0.75%(12)	1.49%(12)	0.75%	1.50%	0.79%(9)	1.54%(9)	0.79%(9)	1.55%(9)
Interest and fee expense(10)	0.14%	0.14%	0.14%(4)	0.25%	0.25%	0.18%	0.18%	0.06%(9)	0.06%(9)	0.03%(9)	0.03%(9)
Total expenses before custodian fee reduction	0.93%	1.68%	1.69%(4)	1.00%(12)	1.74%(12)	0.93%	1.68%	0.85%(9)	1.60%(9)	0.82%(9)	1.58%(9)
Expenses after custodian fee reduction excluding interest and
fees	0.77%	1.52%	1.53%(4)	0.71%(12)	1.46%(12)	0.72%	1.47%	0.78%(9)	1.53%(9)	0.78%(9)	1.54%(9)
Net investment income	4.40%	3.67%	3.71%(4)	4.10%	3.35%	4.26%	3.53%	4.42%	3.78%	4.73%	3.91%
Portfolio Turnover of the Portfolio (8)	—	—	—	—	—	—	—	—	—	12%	12%
Portfolio Turnover of the Fund	15%	15%	15%(11)	31%	31%	20%	20%	21%	21%	—	—

(1) ^Computed using average shares outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3) Total returns reflect an increase of 0.17% for the California Fund Class B and ^0.09% for the California Fund Class ^C, 0.16% for the Massachusetts Fund Class B, 0.16% for the Mississippi Fund Class B, 0.16% for the New York Fund Class B and 0.09% for the ^New York Class ^C, 0.18% for the Ohio Fund Class ^B, 0.15% for the Rhode Island Fund Class B and 0.16% for the West Virginia Class B due to a change in the timing of payment and reinvestment of distributions.

^

(^4) Annualized.

(^5) For the period from the ^Massachusetts Fund’s, Ohio Fund’s and Rhode Island Fund’s Class C shares commencement of operations, May 2, 2006, February 3, 2006 and March 20, ^2006, respectively, ^to September 30, ^2006.

(6) For the period from the California Fund’s Class C shares commencement of operations, August 31, 2004 to September 30, 2004.

(7) For the period from the ^Mississippi Fund’s Class C shares commencement of ^operations December 4, ^2007 to September 30, ^2008.

(8) ^Portfolio turnover represents the rate of portfolio activity for the period while each Fund was making investments directly in its corresponding Portfolio. (9) Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(10) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I to the Fund’s audited financial statements). ^

(11) For the year ended September 30, 2008 for the California, Mississippi, New York and West Virginia Funds and September 30, 2006 for the Massachusetts, Ohio and Rhode Island Funds.

(12) The investment adviser was allocated (or reduced its investment adviser fee in the case of the Massachusetts Fund) a portion of the Fund’s operating expenses (equal to, less than 0.005% for the ^California Fund, ^ Massachusetts Fund, ^New York ^Fund and Ohio Fund, 0.02% for the Mississippi Fund and 0.01% for the Rhode Island Fund and West Virginia ^Fund of average daily net assets for the year ended September 30, 2007). Absent this allocation (or reduction in the case of the Massachusetts Fund), total return would be lower.

(13) Not annualized.

(14) For the period from the California Fund’s and New York Fund’s Class I commencement of operations, March 3, 2008 and the West Virginia Fund’s Class C commencement of operations, December 4, 2007 to September 30, 2008.

37

More Information

About the Funds: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about each Fund’s investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the past fiscal year. You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance’s website at www.eatonvance.com or by contacting the principal underwriter:^

Eaton Vance Distributors, Inc.	Effective March 22, 2009:
The Eaton Vance Building	Eaton Vance Distributors, Inc.
255 State Street	Two International Place
Boston, MA 02109	Boston, MA 02110
1-800-262-1122	1-800-262-1122
website: www.eatonvance.com	website: www.eatonvance.com

You will find and may copy information about each Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission’s public reference room in Washington, DC (call1-202-^551-8090 for informationon the operation ofthe public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, 100 F Street NE, Washington, DC 20549-
0102, or by electronic mail at publicinfo@sec.gov.

^Shareholder ^Inquiries: You can obtain more information from Eaton Vance Shareholder Services
^or the Fund transfer agent, PNC Global Investment Servicing. If you own shares and would like to add to, redeem or change your account, please write or call ^below:^

Regular Mailing Address:	Overnight Mailing Address:	Phone Number:
Eaton Vance Funds	Eaton Vance Funds	1-800-262-1122
PO Box 9653	101 Sabin Street	Monday - Friday
Providence, RI 02940-9653	Pawtucket, RI 02860	8am - 7pm ET

The Funds’ Investment Company Act No. is 811-04409.		TFC2/1P
^197-2/09	© ^2009 Eaton Vance Management

Eaton Vance Massachusetts Municipals Fund Class I Shares

A mutual fund providing tax-exempt income

Prospectus Dated ^February 1, 2009

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Information in this prospectus
	Page		Page

Fund Summary	2	Redeeming Shares	10
Investment Objective & Principal Policies and Risks	5	Shareholder Account Features	11
Management and Organization	7	Tax Information	12
Valuing Shares	^8	Financial Highlights	^14
Purchasing Shares	8

This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

Fund Summary

Investment Objective and Principal Strategies. The Fund’s investment objective is to provide current income exempt from regular federal income tax and Massachusetts state personal income taxes. Under normal market circumstances, the Fund will invest at least 80% of its net assets in municipal obligations that are exempt from such taxes. The Fund primarily invests in investment grade municipal obligations (those rated BBB or Baa or higher), but may also invest in lower rated obligations. The Fund normally acquires municipal obligations with maturities of ten years or more.

The Fund may concentrate in certain types of municipal obligations (such as industrial development bonds, housing bonds, hospital bonds or utility bonds), so Fund shares could be affected by events that adversely affect a particular sector. The Fund may purchase derivative instruments (such as inverse floaters, futures contracts and options thereon, interest rate swaps, and forward rate contracts), bonds that do not make the regular payments of interest, bonds issued on a when-issued basis and municipal leases. The portfolio manager may also trade securities to minimize taxable capital gains to shareholders. A portion of the Fund’s distributions generally will be subject to alternative minimum tax.

Principal Risk Factors. Obligations with maturities of ten years or more may offer higher yields than obligations with shorter maturities, but they are subject to greater fluctuations in value when interest rates change. When interest rates rise or when the supply of suitable bonds exceeds the market demand, the value of Fund shares typically will decline. The Fund’s yield will also fluctuate over time. The Fund invests a significant portion of assets in obligations of issuers located in Massachusetts and the Fund is sensitive to factors affecting that state, such as changes in the economy, decreases in tax collection or the tax base, legislation which limits taxes and changes in issuer credit ratings.

Because obligations rated BBB or Baa and obligations rated below BBB or Baa (so-called “junk bonds”) are more sensitive to the financial soundness of their issuers than higher quality obligations, Fund shares may fluctuate more in value than shares of a fund investing solely in higher quality obligations. Obligations rated BBB or Baa have speculative characteristics, while lower rated obligations are predominantly speculative. ^

The Fund’s use of derivatives may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty or unexpected price or interest rate movements. Inverse floaters are volatile and involve leverage risk. Bonds that do not make regular interest payments may experience greater volatility in response to interest rate changes. When-issued securities are subject to the risk that when delivered to the Fund they will be worth less than the price the Fund agreed to pay for them. Municipal leases often require a legislative appropriation of funds for payment. If the necessary appropriation is not made, the issuer of the lease may not be able to meet its obligations.

As a non-diversified fund, the Fund may invest a larger portion of its assets in the obligations of a limited number of issuers than may a diversified fund. This makes the Fund more susceptible to adverse economic, business or other developments affecting such issuers. The Fund may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities).

The Fund is not a complete investment program and you may lose money by investing in the Fund. There is no guarantee that the Fund will be able to achieve its investment objective. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2

Performance Information. The following bar chart and table provide information about the performance of the Fund’s Class I shares for each calendar year through December 31, ^2008. The returns in the table are shown before and after the reduction of taxes and include a comparison to the performance of ^two national ^indices of municipal bonds. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change. ^

During the ten years ended December 31, ^2008, the highest quarterly total return for Class I was 5.73% for the quarter ended December 31, 2000, and the lowest quarterly return was –^11.^13% for the quarter ended ^December 31, ^2008. For the 30 days ended ^September 30, 2008, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 38.45%) for Class I shares were ^5.^05% and ^8.^20%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call ^1-800-262-1122.^

Average Annual Total Return as of December 31, ^2008	One Year	Five Years	Ten Years

Class I Return Before Taxes	^---19.78%	^---1.62%	^1.80%
Class I Return After Taxes on Distributions	^---19.78%	^---1.62%	^1.80%
Class I Return After Taxes on Distributions and the Sale of Class I Shares	^---11.20%	^---0.51%	^2.37%
^Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^---2.47%	^2.71%	^4.26%
^Barclays Capital Long (22+) Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^---14.68%	^0.82%	^3.35%

^

Barclays Capital Municipal Bond Index (formerly, Lehman Brothers Municipal Bond Index) is an unmanaged index of municipal bonds. Barclays Capital Long (22+) Municipal Bond Index (formerly Lehman Brothers Municipal Bond Long 22+ Index) is the long bond component of the Barclays Capital Municipal Bond Index. Investors cannot invest directly in an Index. (Source for Barclays Capital Municipal Bond Index and Barclays Capital Long (22+) Municipal Bond Index is Lipper, Inc.) Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. ^ ^For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Class I Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Class I shares.

Expenses of the Fund. The table describes the expenses that you will pay if you buy and hold Class I shares.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	0.^43%
Other Expenses (total including Interest Expense)^(1)	0.^40%
Interest Expense	0.^25%
Other Expenses (excluding Interest Expense)	0.15%
Total Annual Fund Operating Expenses	^0.83^%

^(1) “Other Expenses” includes interest expense relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. Had this expense not been included, total “Other Expenses” would have been in the amount described in the table above as “Other Expenses (excluding Interest Expense)”.  See “Investment Objective & Principal Policies and Risks” for a description of these transactions.

3

Class I shares are offered to employees of Eaton Vance Corp. and its affiliates, clients of Eaton Vance and certain institutional investors.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same as stated in the Expenses of the Fund table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$^85	$^^265	$^^460	$^1,^025

4

Investment Objective & Principal Policies and Risks

The investment objective of the Fund is to provide current income exempt from regular federal income tax and Massachusetts state personal income taxes. The Fund seeks to achieve its objective by investing primarily (i.e., at least 80% of its net assets during periods of normal market conditions) in municipal obligations, the interest on which is exempt from regular federal income tax and from Massachusetts state personal income taxes. This is a fundamental policy of the Fund which only may be changed with shareholder approval. For purposes of the policy, "net assets" ^include any assets purchased with borrowings for investment purposes. The Fund’s investment objective and certain other policies may be changed by the Trustees without shareholder approval. There is no present intention to make any such change and shareholders will receive at least 60 days notice of any material change in the Fund’s investment objective.

At least 75% of net assets will normally be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Services, Inc. ("Moody’s"), or BBB or higher by either Standard & Poor’s Ratings Group ("S&^P") or Fitch Ratings ("Fitch") or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser. Municipal obligations rated Baa or BBB have speculative characteristics, while lower quality obligations are predominantly speculative. Also, changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower-rated obligations to make principal and interest payments. Lower rated obligations also may be subject to greater price volatility than higher rated obligations. The Fund will not invest more than 10% of its net assets in obligations rated below B by Moody’s, S&P ^and Fitch, or in unrated obligations considered to be of comparable quality by the investment adviser. A credit rating may have a modifier (such as plus, minus or a numerical modifier) to denote its relative status within the rating. The presence of a modifier does not change the security’s credit rating (meaning that BBB-and Baa3 are within the investment grade rating).

Municipal obligations include bonds, notes and commercial paper issued by a municipality, a group of municipalities or participants in qualified issues of tax-exempt debt for a wide variety of both public and private purposes. Municipal obligations also include municipal leases and participations in municipal leases. ^An issuer’s obligation ^under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Certain municipal obligations may be purchased on a “when-issued” basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase.

^

The investment adviser’s process for selecting securities for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.

The interest on municipal obligations is (in the opinion of the issuer’s counsel) exempt from regular federal income tax. Interest income from certain types of municipal obligations generally will be subject to the federal alternative minimum tax (the “AMT”) for individuals. Distributions to corporate investors may also be subject to the AMT. The Fund may not be suitable for investors subject to the AMT.

Although the Fund may invest in securities of any maturity, it is expected that the Fund will normally acquire securities with maturities of ten years or more at the time of investment. Many obligations permit the issuer at its option to “call,” or redeem, its securities. As such, the effective maturity of an obligation may be less than ten years as the result of call provisions. The effective maturity of an obligation is its likely redemption date after consideration of any call or redemption features. If an issuer calls securities during a time of declining interest rates, it may not be possible to reinvest the proceeds in securities providing the same investment return as the securities redeemed. The average maturity of the Fund’s holdings may vary depending on market conditions.

Under normal conditions, the ^Fund invests at least 65% of its total assets in obligations issued by Massachusetts or its political subdivisions, agencies, authorities and instrumentalities. Municipal obligations of issuers in a single state may be adversely affected by economic developments (including insolvency of an issuer) and by legislation and other governmental activities in that state. The Fund ^may also invest up to 35% of its net assets in municipal obligations issued

5

by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. Moody’s currently rates Puerto Rico and U.S. Virgin Islands general obligations Baa3 and S&P rates them BBB-. S&P currently rates Guam general obligations B^+.

The Fund may invest 25% or more of its total assets in municipal obligations in the same sector (such as leases, housing finance, public housing, municipal utilities, hospital and health facilities or industrial development). This may make the Fund more susceptible to adverse economic, political or regulatory occurrences or adverse court decisions affecting a particular sector.

The net asset value of ^the Fund’s shares will change in response to changes in prevailing interest rates and changes in the value of securities held by the Fund. The value of securities held will be affected by the credit quality of the issuer of the obligation, and general economic and business conditions that affect the specific economic sector of the ^issuer as well as any actual or anticipated change to the tax treatment of securities held by ^the Fund. Changes by rating agencies in the rating assigned to an obligation may also affect the value of that obligation. To the extent that securities held by ^the Fund are insured as to principal and interest payments by insurers whose claims-paying ability or other rating is downgraded by ^a ratings agency, ^the value of such securities may be affected. When the supply of municipal obligations exceeds demand, the value of Fund shares may decline. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

^The Fund may purchase derivative instruments, which derive their value from another instrument, security or index. For example, the Fund may invest in residual interests of a trust (the ”trust”) that holds municipal securities (“inverse floaters”). The trust will also issue floating rate notes to third parties that may be senior to the Fund’s inverse floaters. The Fund receives interest payments on inverse floaters that bear an inverse relationship to the interest rate paid on the floating rate notes. As a result of Financial Accounting Standards Statement No. 140 (“FAS 140”), interest paid by the trust to the floating rate note holders may be reflected as income in the Fund’s financial statements with an offsetting expense for the interest paid by the trust to the floating rate note holders. Inverse floaters involve leverage risk and will involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate paid to the floating rate note holders inversely affects the interest paid on the inverse floater, the value and income of an inverse floater are generally more volatile than that of a fixed rate bond. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. While inverse floaters expose the Fund to leverage risk, they do not constitute borrowings for purposes of the Fund’s restrictions on borrowings.

The Fund may also purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates or as a substitute for the purchase of portfolio securities. The Fund may also enter into interest rate swaps, forward rate contracts and credit derivatives, which may include credit default swaps, total return swaps or credit options, as well as purchase an instrument that has greater or lesser credit risk than the municipal bonds underlying the instrument. The use of derivative instruments for both hedging and investment purposes involves a risk of loss or depreciation due to a variety of factors including counterparty risk, unexpected market, interest rate or securities price movements, and tax and regulatory constraints. The use of derivatives is highly specialized and engaging in derivative transactions for purposes other than hedging is speculative. Derivative hedging transactions may not be effective because of imperfect correlations, i.e. offsetting markets which do not experience price changes in perfect correlation with each other, and other factors.

The Fund may invest in zero coupon bonds, which do not require the issuer to make periodic interest payments. The values of these bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. The Fund accrues income on these investments and is required to distribute that income each year. The Fund may be required to sell securities to obtain cash needed for income distributions.

The limited liquidity of certain securities in which the Fund may invest (including those eligible for resale under Rule 144A of the Securities Act of 1933) could affect their market prices, thereby adversely affecting net asset value and the ability to pay income. The amount of publicly available information about certain municipal obligations may be limited and the investment performance of the Fund may be more dependent on the portfolio manager’s analysis than if this were not the case.

The Fund may borrow amounts up to one-third of the value of its total assets (including assets acquired using borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Fund will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets.

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During unusual market conditions, the Fund may temporarily invest up to 50% of its total assets in cash or cash equivalents, which is not consistent with the Fund’s investment ^objective. While temporarily invested, the Fund may not achieve its objective, and interest income from temporary investments may be taxable. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

The Fund’s investment policies include a fundamental investment provision allowing the Fund to invest substantially all of its investable assets in one or more open-end management investment companies having substantially the same investment policies and restrictions as the Fund. Any such company or companies would be advised by the Fund’s investment adviser (or an affiliate) and the Fund would not pay directly any advisory fee with respect to the assets so invested. The Fund will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fee paid by the Fund. The Fund may initiate investments in one or more investment companies at any time without shareholder approval.

Management and Organization

Management. The Fund’s investment adviser is Boston Management and Research (“BMR”), a subsidiary of Eaton Vance Management (“Eaton Vance”), with offices at The Eaton Vance Building, 255 State Street, Boston, MA 02109 until March 22, 2009 and thereafter at Two International Place, Boston, MA 02110. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its ^affiliates currently manage ^over $120 billion on behalf of mutual funds, institutional clients and individuals^.

The investment adviser manages the investments of the Fund. Under its investment advisory agreement with the Fund, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee. The fees are applied on the basis of the following categories.

		Annual	Daily
Category	Daily Net Assets	Asset Rate	Income Rate

1	up to $20 million	0.100%	1.00%
2	$20 million but less than $40 million	0.200%	2.00%
3	$40 million but less than $500 million	0.300%	3.00%
4	$500 million but less than $1 billion	0.275%	2.75%
5	$1 billion but less than $1.5 billion	0.250%	2.50%
6	$1.5 billion but less than $2 billion	0.225%	2.25%
7	$2 billion but less than $3 billion	0.200%	2.00%
8	$3 billion and over	0.175%	1.75%

On ^September 30, 2008, the Fund had net assets of ^$269,643,521. For the fiscal year ended ^September 30, 2008, the ^effective annual rate of investment advisory fee paid ^to ^BMR, based on average daily net assets ^of the Fund was 0.43%.

The Fund’s most recent shareholder report provides information regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement.

Robert B. MacIntosh is the portfolio manager of the Fund (since it commenced operations). He also manages other Eaton Vance portfolios, has been an Eaton Vance portfolio manager for more than five years, and is a Vice President of Eaton Vance and BMR.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund’s transfer agent from the fees the transfer agent receives from the Eaton Vance funds.

Organization. The Fund is a series of Eaton Vance Municipals Trust (the "Trust"), a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different

7

expenses and rights. The Fund shares offered by, and referred to in, this prospectus are Class I shares. The Fund also offers Class A, Class B and Class C shares, which are not offered in this prospectus. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

Valuing Shares

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value, which is derived from the value of Fund holdings. When purchasing or redeeming Fund shares through an investment dealer, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the investment dealer’s responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Municipal obligations owned by the Fund are normally valued on the basis of valuations furnished by a pricing service. The pricing service considers various factors relating to bonds and market transactions to determine value. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. The investment adviser expects to use fair value pricing for municipal obligations under limited circumstances, such as when an obligation is not priced by the pricing service or is in default. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares

Class I shares are offered to employees of Eaton Vance and its affiliates, clients of Eaton Vance and certain institutional investors. You may purchase Class I shares for cash or in exchange for securities. Your initial investment must be at least $1,000. The minimum initial investment is waived for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the Statement of Additional Information). To make an initial investment by wire, you must complete an account application and telephone the Fund Order Department at 1-800-262-1122 to be assigned an account number. You may request a current account application by calling 1-800-262-1122. The Fund Order Department must be advised by telephone of each additional investment by wire.

^Purchases will be executed at the net asset ^value next determined after their receipt in good order by the Fund’s transfer agent. ^The Fund’s transfer agent or your investment dealer must receive your purchase in good order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) ^for your purchase to be effected at that day’s net asset value. ^If you purchase shares through an investment ^dealer, that dealer may charge you ^a fee for executing the ^purchase for ^you. The ^Fund may suspend the sale of its shares at any time and any purchase order may be ^refused for any reason. The Fund does not issue share certificates.

After your initial investment, additional investments may be made at any time by sending a wire or check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment. The Fund does not issue share certificates.

You may also make automatic investments of $50 or more each month or quarter from your bank account. You can establish bank automated investing on the account application or by ^providing written instructions. Please call 1-800-262-1122 for further information. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts and certain group purchase plans.

Restrictions on Excessive Trading and Market Timing. The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales

8

or exchanges of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain municipal obligations) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”). The ^investment adviser is ^authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price arbitrage to the detriment of the Fund.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than ^one round-trip ^exchange (exchanging from one fund to another fund and back again) within ^90 days, it will be deemed to constitute market timing or excessive trading. Under the policies, the Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. The Fund and its principal underwriter use reasonable efforts to detect market timing and excessive trading activity, but they cannot ensure that they will be able to identify all cases of market timing and excessive trading^. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund’s shareholders. No Eaton Vance fund has any arrangement to permit market timing.

The following fund share transactions generally are exempt from the market timing and excessive trading policy described above because the Fund and the principal underwriter believe they generally do not raise market timing or excessive trading concerns:

•transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividends or distributions, or initiated by the Fund (e.g., for failure to meet applicable account minimums);

•transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;

•transactions made by asset allocation and wrap programs where the adviser to the program directs transactions in the accounts participating in the program in concert with changes in a model portfolio; or

•transactions in shares of Eaton Vance Cash Management Fund, Eaton Vance Money Market Fund, Eaton Vance Tax Free Reserves and Eaton Vance Institutional Short Term Income Fund.

It may be difficult for the Fund or the principal underwriter to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries. The Fund and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds’ market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund or its principal underwriter may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund. Such policy may be more or less restrictive than the Fund’s policy. Although the Fund or the principal underwriter review trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, the Fund and the principal underwriter typically will not request or receive individual account data unless suspicious trading activity is identified. The Fund and the principal underwriter generally rely on the financial intermediaries to monitor trading activity in good faith in accordance with their own or Fund policies. The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund or their own policies, as the case may be, to accounts under their control.

Payments to Investment Dealers. The principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal

9

underwriter to an investment dealer may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain “street name” or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the funds. As used in this prospectus, the term “investment dealer” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, a retirement plan and/or its administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Redeeming Shares

You can redeem shares in any of the following ways:

By Mail	Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered (for instance, a joint account must be signed by all registered owners to be accepted)
and a signature guarantee may be required. Call 1-800-262-1122 for additional information. You can obtain a signature guarantee at banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations that participate in The Securities
Transfer Agents Medallion Program, Inc. (STAMP, Inc.). Only signature guarantees issued in accordance with STAMP, Inc. will be accepted. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.
By Telephone	You can redeem up to $100,000 per account (which may include shares of one or more Eaton Vance funds) per day by calling 1-800-262-1122 Monday through
Friday, 8:00 a.m. to 7:00 p.m. (eastern time). Proceeds of a telephone redemption can be sent only to the account address or to a bank pursuant to prior instructions.
Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.
By Check	You may obtain forms to establish checkwriting privileges for Class I shares by calling 1-800-262-1122. Checks may be drawn on your account in any amount of
$500 or more. You will be required to complete signature cards and will be subject to certain rules in connection with this privilege. There is no charge for this service.
Through an Investment Dealer	Your investment dealer is responsible for transmitting the order promptly. An investment dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received in good order by ^the Fund’s transfer agent. Your redemption proceeds normally will be paid in cash within seven days, reduced by the amount of any federal income tax required to be withheld. Payments will be sent by regular mail. However, if you have given complete written authorization in advance, you may request that the redemption proceeds be wired directly to your bank account. The bank designated may be any bank in the United States. The request may be made by calling 1-800-262-1122 or by sending a signature guaranteed letter of instruction to the transfer agent (see back cover for address). Corporations, trusts and other entities may need to provide additional documentation. You may be required to pay the costs of such transaction by ^the Fund or your bank. No costs are currently charged by ^the Fund. However, charges may apply for expedited mail delivery services. The Fund may suspend or terminate the expedited payment procedure upon at least 30 ^days’ notice.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier’s check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

10

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

Shareholder Account Features

^

Distributions. You may have your Fund distributions paid in one of the following ways:

•Full Reinvest Option Dividends and capital gains are reinvested in additional shares. This option will be assigned if you do not specify an option.

•Partial Reinvest Option Dividends are paid in cash and capital gains are reinvested in additional shares.

•Cash Option Dividends and capital gains are paid in cash.

•Exchange Option Dividends and/or capital gains are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund’s prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Fund. From time to time, you may ^receive the following:

•Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.

•Periodic account statements, showing recent activity and total share balance.

•^Tax information needed to prepare your income tax returns.

•Proxy materials, in the event a shareholder vote is required.

•Special notices about significant events affecting your Fund.

Most fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically. For more information please go to www.eatonvance.com. Select “Mutual Funds” then “Electronic Delivery”.

The Fund will file with the Securities and Exchange Commission (“SEC”) a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. The Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information that is filed with the SEC is posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Portfolio holdings information as of each calendar quarter end is posted to the website 30 days after such quarter end. The Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of the most recent calendar quarter end on the Eaton Vance website approximately ten business days after the calendar quarter end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Withdrawal Plan. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class that meet the applicable minimum requirement of another Eaton Vance fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the ^Eaton Vance website. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes

11

or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are recorded.

“Street Name” Accounts. If your shares are held in a “street name” account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. If you transfer shares in a “street name” account to an account with another investment dealer or to an account directly with the Fund, you should obtain historical information about your shares prior to the transfer.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account, and the Fund has designated an anti-money laundering compliance officer. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver’s license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person’s account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-225-6265 Monday through Friday, 8:00 a.m. to 7:00 p.m. (eastern time), or write to the transfer agent (see back cover for address).

More information is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website before making a purchase of Fund shares.

Tax Information

The Fund declares dividends daily and ordinarily pays distributions monthly. Different classes ^may distribute different dividend amounts. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent. For tax purposes, the entire monthly distribution of the Fund’s daily dividends ordinarily will constitute tax-exempt income to you. Distributions of any net realized gains, if any, will be made at least annually (usually in December). The exemption of “exempt-interest dividend” income from regular federal income taxation does not necessarily result in similar exemptions from such income under the state or local tax laws.

The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her ^shares in the Fund. Distributions of any taxable income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains. Distributions of interest on certain municipal obligations are a tax preference item under the AMT provisions applicable to individuals and corporations, and all tax-exempt distributions may affect a corporation’s AMT liability. The Fund’s distributions will be treated as described above for federal income tax purposes whether they are paid in cash or reinvested in additional shares. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

^

Shareholders, particularly corporations, recipients of social security or railroad retirement benefits and those subject to alternative minimum tax, should consult with their advisers concerning the applicability of federal, state, local and other taxes to an investment.

The Fund’s interest distributions attributable to Massachusetts obligations (debt obligations issued by The Commonwealth of Massachusetts or its political subdivisions, including agencies or instrumentalities thereof), Possessions obligations (debt obligations issued by the Governments of Puerto Rico, Guam, or the United States Virgin Islands) or United States

12

obligations can be excluded from Massachusetts gross income for Massachusetts personal income tax purposes. Distributions properly designated as capital gain dividends and attributable to gains realized on the sale of certain Massachusetts tax-exempt obligations issued pursuant to statutes that specifically exempt such gains from Massachusetts taxation will also be exempt from Massachusetts personal income tax. Other distributions from the Fund that are included in a shareholder’s federal gross income, including distributions of net long-term capital gains not described in the preceding sentence and net short-term capital gains, are generally not exempt from Massachusetts personal income tax.

Distributions from the Fund and the value of the shares of the Fund will be subject to the Massachusetts excise tax on corporations.

13

Financial Highlights

The financial highlights are intended to help you understand the Fund’s financial performance for the ^period(s) indicated. Certain information in the ^table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions ^at net asset value). This information has been audited by ^Deloitte & Touche LLP, an independent registered public accounting firm. The report of ^Deloitte & Touche LLP and the Fund’s financial statements are incorporated herein by reference and included in the Fund’s annual report, which is available on request.

Massachusetts Fund

Year Ended September 30,

	^2008	^2007	^2006	^2005	^2004

	Class I	Class I	Class I	Class I	Class I

Net asset value - Beginning of year	$9.^490	$9.^850	$9.^670	$9.^650	$9.^680

Income (loss) from operations
Net investment income(1)	$0.^446	$0.^435	$0.^453	$0.^468	$0.^504
Net realized and unrealized gain (loss)	(^1.^458)	(0.^356)	0.^178	^0.^027^	(0.^031)
Total income (loss) from operations	$^(1.^012)	$0.^079	$0.^631	$0.^495	$0.^473

Less distributions
From net investment income	$(0.^428)	$(0.^439)	$(0.^451)	$(0.^475)	$(0.^503)
Total distributions	$(0.^428)	$(0.^439)	$(0.^451)	$(0.^475)	$(0.^503)
Net asset value - End of year	$^8.^050	$9.^490	$9.^850	$9.^670	$9.^650
Total ^Return (2)	^(11.^00)%	^0.^77%	^6.^72%^	5.^43%(3)	^5.^04%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$^13,^042	$^16,^730	$^13,^227	$^11,^701	$^8,^321
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.^58%^	0.^57%(4)	0.59%^	0.^59%(4)(5)	0.61%(5)
Interest and fee expense (6)	0.^25%	0.^47%	0.^42%^	0.^28%(5)	0.^11%(5)
Total expenses before custodian fee reduction	^0.^83%^	1.^04%(4)	^1.^01%^	0.^87%(4)(5)	0.^72%(5)
Expenses after custodian fee reduction excluding interest and fees	0.^57^%	0.^56%(4)	0.^57%^	0.^58%(4)(5)	0.^61%(5)
Net investment income	4.^93%	4.^47%	4.^69%	^4.^81%	5.^23%
Portfolio Turnover of the Portfolio (7)	—	—	—	^—^	^27%
Portfolio Turnover of the Fund	^31%	^65%	^28%	^15%	—

(1)	^Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Total return reflects an increase of 0.20% due to a change in the timing of the payment and reinvestment of distributions.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses or reduced its investment adviser fee (equal to less than 0.005% of average daily net assets for the years ended September 30, 2007 and 2005). Absent this allocation or reduction, total return would be lower.

(5)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I to the Fund’s audited financial statements).

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

14

More Information

About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Fund’s investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the past fiscal year. You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance’s website at www.eatonvance.com or by contacting the principal underwriter:^

Eaton Vance Distributors, Inc.	Effective March 22, 2009:
The Eaton Vance Building	Eaton Vance Distributors, Inc.
255 State Street	Two International Place
Boston, MA 02109	Boston, MA 02110
1-800-262-1122	1-800-262-1122
website: www.eatonvance.com	website: www.eatonvance.com

You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission’s public reference room in Washington, DC (call1-202-^551-8090 for informationon the operation ofthe public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, 100 F Street NE, Washington, DC 20549-
0102, or by electronic mail at publicinfo@sec.gov.

^Shareholder ^Inquiries: You can obtain more information from Eaton Vance Shareholder Services
^or the Fund transfer agent, PNC Global Investment Servicing. If you own shares and would like to add to, redeem or change your account, please write or call ^below:^

Regular Mailing Address:	Overnight Mailing Address:	Phone Number:
Eaton Vance Funds	Eaton Vance Funds	1-800-262-1122
PO Box 9653	101 Sabin Street	Monday - Friday
Providence, RI 02940-9653	Pawtucket, RI 02860	8am - 7pm ET

The Fund’s Investment Company Act No. is 811-04409. MAIP

© ^2009 Eaton Vance Management

Eaton Vance National Municipals Fund

A mutual fund providing tax-exempt income

Prospectus Dated ^February 1, 2009

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Information in this prospectus
	Page		Page

Fund Summary	2	Sales Charges	11
Investment Objective & Principal Policies and Risks	5	Redeeming Shares	13
Management and Organization	7	Shareholder Account Features	13
Valuing Shares	7	Tax Information	15
Purchasing Shares	8	Financial Highlights	16

This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

Fund Summary

Investment Objective and Principal Strategies

Eaton Vance National Municipals Fund’s investment objective is to provide current income exempt from regular federal income tax. Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from such taxes. The Fund primarily invests in investment grade municipal obligations (those rated BBB or Baa or higher), but may also invest in lower rated obligations. The Fund normally invests in municipal obligations with maturities of ten years or more.

The Fund may concentrate in certain types of municipal obligations (such as industrial development bonds, housing bonds, hospital bonds or utility bonds), so Fund shares could be affected by events that adversely affect a particular sector. The Fund may purchase derivative instruments (such as inverse floaters, futures contracts and options thereon, interest rate swaps, and forward rate contracts), bonds that do not make regular payments of interest, bonds issued on a "when-^issued" basis and municipal leases. The portfolio manager may also trade securities to minimize taxable capital gains to shareholders. A portion of the Fund’s distributions generally will be subject to alternative minimum tax.

Principal Risk Factors

Obligations with maturities of ten years or more may offer higher yields than obligations with shorter maturities, but they are subject to greater fluctuations in value when interest rates change. When interest rates rise, or when the supply of suitable bonds exceeds the market demand, the value of Fund shares typically will decline. The Fund’s yield will also fluctuate over time.

Because obligations rated BBB or Baa and obligations rated below BBB or Baa (so-called "junk bonds") are more sensitive to the financial soundness of their issuers than higher quality obligations, Fund shares may fluctuate more in value than shares of a fund investing solely in higher quality obligations. Obligations rated BBB or Baa have speculative characteristics, while lower rated obligations are predominantly speculative.

The Fund’s use of derivatives may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty and unexpected price or interest rate movements. Inverse floaters are volatile and involve leverage risk. Bonds that do not make regular interest payments may experience greater volatility in response to interest rate changes. When-issued securities are subject to the risk that when delivered to the Fund they will be worth less than the price the Fund agreed to pay for them. Municipal leases often require a legislative appropriation of funds for payment. If the necessary appropriation is not made, the issuer of the lease may not be able to meet its obligations.

The Fund is not a complete investment program and you may lose money by investing in the Fund. There is no guarantee that the Fund will be able to achieve its investment objective. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2

Performance Information. The following bar chart and table provide information about the Fund’s performance for each calendar year through December 31, ^2008. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class ^of shares and a comparison to the performance of ^two national ^indices of municipal obligations. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change. ^

During the ten years ended December 31, ^2008, the highest quarterly total return for Class B was 7.41% for the quarter ended September 30, 2002, and the lowest quarterly return was –^18.^97% for the quarter ended December 31, ^2008. For the 30 days ended September 30, ^2008, the SEC yield and SEC tax-equivalent yield (assuming a federal income tax rate of 35.00%) for Class A shares were ^5.^56% and ^8.^55%, respectively, for Class B shares were ^5.^02% and ^7.^72%, respectively, for Class C shares were ^5.^02% and ^7.^72%, respectively, and for Class I shares were ^6.^08% and ^9.^35%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-^262-^1122. ^

	One	Five	Ten
Average Annual Total Return as of December 31, ^2008	Year	Years	Years

Class A Return Before Taxes	^–34.32%	^–4.18%	^0.44%
Class B Return Before Taxes	^–34.88%	^–4.24%	^0.34%
Class B Return After Taxes on Distributions	^–34.89%	^–4.24%	^0.33%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	^–21.20%	^–2.67%	^1.15%
Class C Return Before Taxes	^–32.28%	^–3.95%	^0.16%
Class I Return Before Taxes	^–30.93%	^–3.02%	^1.23%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^–2.47%	^2.71%	^4.26%
^Barclays Capital Long (22+) Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^–14.68%	^0.82%	^3.35%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. ^Barclays Capital Municipal Bond Index (formerly, Lehman Brothers Municipal Bond ^Index) is an unmanaged ^index of municipal bonds. ^Barclays Capital Long (22+) Municipal Bond Index (formerly Lehman Brothers Municipal Bond Long 22+ Index) is the long bond component of the Barclays Capital Municipal Bond Index. Investors cannot invest directly in an Index. (Source for ^Barclays Capital Municipal Bond Index and Barclays Capital Long (22+) Municipal Bond ^Index is Lipper, Inc.).

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. ^For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

3

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.^

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I

Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value
at time of purchase or time of redemption)	None	5.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A	Class B	Class C	Class I

Management Fees	0.32%	0.32%	0.32%	0.32%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	n/a
Other Expenses (including Interest Expense)^(1)	0.^53%	0.^53%	0.^53%	0.^54%
Interest Expense	0.^46%	0.^46%	0.^46%	0.^46%
Other Expenses (excluding Interest Expense)	0.07%	0.07%	0.07%	0.^08%
Total Annual Fund Operating Expenses	1.^10%	^1.^85%	^1.^85%	^0.^86%

^(1) "Other Expenses" includes interest expense relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. Had this expense not been included, total "Other Expenses" would have been in the amounts described in each table above as "Other Expenses (excluding Interest Expense)".  See "Investment Objective & Principal Policies and Risks" for a description of these transactions.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same as stated in the Fund Fees and Expenses tables above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A shares	$^582	$^808	$1,^052	$1,^752
Class B shares^(1)	$^688	$^982	$1,^201	$^1,^973
Class C shares	$^288	$^582	$1,^001	$2,^169
Class I shares	$^88	$^274	$ ^477	$1,^061

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A shares	$^582	$^808	$1,^052	$1,^752
Class B shares^(1)	$^188	$^582	$1,^001	$^1,^973
Class C shares	$^188	$^582	$1,^001	$2,^169
Class I shares	$^88	$^274	$ ^477	$1,^061

^(1) Reflects the expenses of Class A shares after eight years because Class B shares automatically convert to Class A shares after eight years.

4

Investment Objective & Principal Policies and Risks

The investment objective of the Fund is to provide current income exempt from regular federal income tax. The Fund seeks to achieve its objective by investing primarily (i.e., at least 80% of its net assets during periods of normal market conditions) in municipal obligations, the interest on which is exempt from regular federal income tax which, in accordance with the Fund’s investment objective, the Fund seeks to avoid. This is a fundamental policy of the Fund which only may be changed with shareholder approval. For purposes of the policy, "net assets" ^include any assets purchased with borrowings for investment purposes. The Fund’s investment objective and certain other policies may be changed by the Trustees without shareholder approval. ^There is no present intention to make any such change and shareholders will receive at least 60 days’ notice of any material change in the Fund’s investment objective^.

At least 65% of net assets will normally be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or higher by either Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser. Municipal obligations rated Baa or BBB have speculative characteristics, while lower quality obligations are predominantly speculative. Also, changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower-rated obligations to make principal and interest payments. Lower rated obligations also may be subject to greater price volatility than higher rated obligations. The Fund will not invest more than 10% of its assets in obligations rated below B by Moody’s, S&P ^and Fitch, or unrated obligations considered to be of comparable quality by the investment adviser. A credit rating may have a modifier (such as plus, minus or a numerical modifier) to denote its relative status within the rating. The presence of a modifier does not change the security’s credit rating (meaning that BBB- and Baa3 are within the investment grade rating).

Municipal obligations include bonds, notes and commercial paper issued by a municipality, a group of municipalities or participants in qualified issues of tax-exempt debt for a wide variety of both public and private purposes. Municipal obligations also include municipal leases and participations in municipal leases. ^An issuer’s obligation ^under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Certain municipal obligations may be purchased on a “when-issued” basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase.

^

The investment adviser’s process for selecting securities for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.

The interest on municipal obligations is (in the opinion of the issuer’s counsel) exempt from regular federal income tax. Interest income from certain types of municipal obligations generally will be subject to the federal alternative minimum tax (the “AMT”) for individuals. Distributions to corporate investors may also be subject to the AMT. The Fund may not be suitable for investors subject to the AMT.

The Fund may invest 25% or more of its total assets in municipal obligations in the same sector (such as leases, housing finance, public housing, municipal utilities, hospital and health facilities or industrial development). This may make the Fund more susceptible to adverse economic, political or regulatory occurrences or adverse court decisions affecting a particular sector.

Although the Fund may invest in securities of any maturity, it is expected that the Fund will normally acquire securities with maturities of ten years or more at the time of investment. Many obligations permit the issuer at its option to “call,” or redeem, its securities. As such, the effective maturity of an obligation may be less than ten years as the result of call provisions. The effective maturity of an obligation is its likely redemption date after consideration of any call or redemption features. If an issuer calls securities during a time of declining interest rates, it may not be possible to reinvest the proceeds in securities providing the same investment return as the securities redeemed. The average maturity of the Fund’s holdings may vary depending on market conditions.

5

^

The net asset value of ^the Fund’s shares will change in response to changes in prevailing interest rates and changes in the value of securities held by the Fund. The value of securities held will be affected by the credit quality of the issuer of the obligation, and general economic and business conditions that affect the specific economic sector of the issuer as well as any actual or anticipated change to the tax treatment of securities held by the Fund. Changes by rating agencies in the rating assigned to an obligation may also affect the value of that obligation. To the extent that securities held by the Fund are insured as to principal and interest payments by insurers whose claims-paying ability or other rating is downgraded by ^a ratings agency, the value of such securities may be affected. When the supply of municipal obligations exceeds demand, the value of Fund shares may decline. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

The Fund may purchase derivative instruments, which derive their value from another instrument, security or index. For example, the Fund may invest in residual interests of a trust (the ”trust”) that holds municipal securities (“inverse floaters”). The trust will also issue floating rate notes to third parties that may be senior to the Fund’s inverse floaters. The Fund receives interest payments on inverse floaters that bear an inverse relationship to the interest rate paid on the floating rate notes. As a result of Financial Accounting Standards Statement No. 140 (“FAS 140”), interest paid by the trust to the floating rate note holders may be reflected as income in the Fund’s financial statements with an offsetting expense for the interest paid by the trust to the floating rate note holders. Inverse floaters involve leverage risk and will involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate paid to the floating rate note holders inversely affects the interest paid on the inverse floater, the value and income of an inverse floater are generally more volatile than that of a fixed rate bond. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. While inverse floaters expose the Fund to leverage risk, they do not constitute borrowings for purposes of the Fund’s restrictions on borrowings.

The Fund may also purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates or as a substitute for the purchase of portfolio securities. The Fund may also enter into interest rate swaps, forward rate contracts and credit derivatives, which may include credit default swaps, total return swaps or credit options, as well as purchase an instrument that has greater or lesser credit risk than the municipal bonds underlying the instrument. The use of derivative instruments for both hedging and investment purposes involves a risk of loss or depreciation due to a variety of factors including counterparty risk, unexpected market, interest rate or securities price movements, and tax and regulatory constraints. The use of derivatives is highly specialized and engaging in derivative transactions for purposes other than hedging is speculative. Derivative hedging transactions may not be effective because of imperfect correlations, i.e. offsetting markets which do not experience price changes in perfect correlation with each other, and other factors.

The Fund may invest in zero coupon bonds, which do not require the issuer to make periodic interest payments. The values of these bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. The Fund accrues income on these investments and is required to distribute that income each year. The Fund may be required to sell securities to obtain cash needed for income distributions.

The limited liquidity of certain securities in which the Fund may invest (including those eligible for resale under Rule 144A of the Securities Act of 1933) could affect their market prices, thereby adversely affecting net asset value and the ability to pay income. The amount of publicly available information about certain municipal obligations may be limited and the investment performance of the Fund may be more dependent on the portfolio manager’s analysis than if this were not the case.

The Fund may borrow amounts up to one-third of the value of its total assets (including assets acquired using borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. No Fund will purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets.

During unusual market conditions, the Fund may temporarily invest up to 50% of its total assets in cash or cash equivalents, which is not consistent with the Fund’s investment objective. While temporarily invested, the Fund may not achieve its objective, and interest income from temporary investments may be taxable. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional

6

Information. While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

The Fund’s investment policies include a fundamental investment provision allowing the Fund to invest substantially all of its investable assets in one or more open-end management investment companies having substantially the same investment policies and restrictions as the Fund. Any such company or companies would be advised by the Fund’s investment adviser (or an affiliate) and the Fund would not pay directly any advisory fee with respect to the assets so invested. The Fund will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fee paid by the Fund. The Fund may initiate investments in one or more investment companies at any time without shareholder approval.

Management and Organization

Management. The Fund’s investment adviser is Boston Management and Research (“BMR”), a subsidiary of Eaton Vance Management (“Eaton Vance”), with offices at The Eaton Vance Building, 255 State Street, Boston, MA 02109 until March 22, 2009 and thereafter at Two International Place, Boston, MA 02110. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its ^affiliates currently manage over $120 billion on behalf of mutual funds, institutional clients and individuals^.

The investment adviser manages the investments of the Fund. Under its investment advisory agreement with the Fund, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee. The fees are applied on the basis of the following categories.

		Annual	Daily
Category	Daily Net Assets	Asset Rate	Income Rate

1	up to $500 million	0.300%	3.00%
2	$500 million but less than $1 billion	0.275%	2.75%
3	$1 billion but less than $1.5 billion	0.250%	2.50%
4	$1.5 billion but less than $2 billion	0.225%	2.25%
5	$2 billion but less than $3 billion	0.200%	2.00%
6	$3 billion and over	0.175%	1.75%

On ^September 30, 2008, the Fund had net assets of ^$5,413,956,045. For the fiscal year ended ^September 30, 2008, the ^effective annual rate of investment advisory fee paid ^to ^BMR, based on average daily net assets ^of the Fund was 0.32%.

The Fund’s most recent shareholder report provides information regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement.

Thomas M. Metzold is the portfolio manager of the ^Fund. Mr. Metzold also manages other Eaton Vance portfolios, has managed Eaton Vance portfolios for more than five years, and is Vice President of Eaton Vance and BMR.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund’s transfer agent from the fees the transfer agent receives from the Eaton Vance funds.

Organization. The Fund is a series of Eaton Vance Municipals Trust (the "Trust"), a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

Valuing Shares

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price

7

of Fund shares is their net ^asset value (plus a sales charge for Class A shares), which is derived from the value of Fund holdings. When purchasing or redeeming Fund shares through an investment dealer, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the investment dealer’s responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Municipal obligations owned by the Fund are normally valued on the basis of valuations furnished by a pricing service. The pricing service considers various factors relating to bonds and market transactions to determine value. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. The investment adviser expects to use fair value pricing for municipal obligations under limited circumstances, such as when an obligation is not priced by the pricing service or is in default. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares

You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). Purchases will be executed at the net asset value (plus any applicable sales charge) next determined after their receipt in good order by the Fund’s transfer agent. The Fund’s transfer agent or your investment dealer must receive your purchase in good order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) for your purchase to be effected at that day’s net asset value. If you purchase shares through an investment dealer, that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason. The Fund does not issue share certificates.

Class A, Class B and Class C Shares

^

Your initial investment must be at least $1,000. After your initial investment, additional investments may be made in any amount at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by ^providing written instructions. Please call 1-800-262-^1122 for further information. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans (including proprietary fee-based programs sponsored by broker-dealers) and for persons affiliated with Eaton Vance and certain Fund service providers (as described in the Statement of Additional Information).

^

Class I Shares

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and qualified plans (including tax-deferred retirement plans and profit sharing plans). Class I shares are also offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and certain ^Fund service providers. Your initial investment must be at least $250,000. Subsequent investments of any amount may be made at any time. The minimum initial investment is waived for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the Statement of Additional Information). The initial minimum investment also is waived for individual accounts of a financial intermediary that charges an ongoing fee for its services or offers Class I shares through a no-load network or platform (in each case, as described above), provided the aggregate value of such accounts invested in Class I shares of the Fund is at least $250,000 (or is anticipated by the principal underwriter to reach $250,000) and for corporations, endowments, foundations and qualified plans with assets of at least $100 million.

8

Class I shares may be purchased through an investment dealer or by requesting your bank to transmit immediately available funds (Federal Funds) by wire. To make an initial investment by wire, you must complete an account application and telephone the Fund Order Department at 1-800-262-1122 ^to be assigned an account number. ^You may request a current account application by calling 1-800-262-1122^. The Fund Order Department must be advised by telephone of each ^additional investment by wire.

^

Restrictions on Excessive Trading and Market Timing. The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain municipal obligations) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”). The ^investment adviser is ^authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price arbitrage to the detriment of the Fund.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than ^one round-trip ^exchange (exchanging from one fund to another fund and back again) within ^90 days, it will be deemed to constitute market timing or excessive trading. Under the policies, the Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. The Fund and its principal underwriter use reasonable efforts to detect market timing and excessive trading activity, but they cannot ensure that they will be able to identify all cases of market timing and excessive trading^. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the Fund are inherently subjective and will be made in a manner believed to be in the best interest of ^a Fund’s shareholders. No Eaton Vance fund has any arrangement to permit market timing^.

The following fund share transactions generally are exempt from the market timing and excessive trading policy described above because the Fund and the principal underwriter believe they generally do not raise market timing or excessive trading concerns:

•transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividends or distributions, or initiated by the Fund (e.g., for failure to meet applicable account minimums);

•transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;

•transactions made by asset allocation and wrap programs where the adviser to the program directs transactions in the accounts participating in the program in concert with changes in a model portfolio; or

•transactions in shares of Eaton Vance Cash Management Fund, Eaton Vance Money Market Fund, Eaton Vance Tax
Free Reserves and Eaton Vance Institutional Short Term Income Fund.

It may be difficult for the Fund or the principal underwriter to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries. The Fund and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds’ market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market

9

timing or excessive trading is considered to be detrimental to the Fund. The Fund or its principal underwriter may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund. Such policy may be more or less restrictive than the Fund’s policy. Although the Fund or the principal underwriter review trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, the Fund and the principal underwriter typically will not request or receive individual account data unless suspicious trading activity is identified. The Fund and the principal underwriter generally rely on the financial intermediaries to monitor trading activity in good faith in accordance with their own or Fund policies. The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund or their own policies, as the case may be, to accounts under their control.

Choosing a Share Class. The Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

  how long you expect to own your shares;
  how much you intend to invest;
  the sales charge and total operating expenses associated with owning each class; and
  whether you qualify for a reduction or waiver of any applicable sales charges (see “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below).

Each investor’s considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Fund.

Class A shares are offered at net asset value plus a front-end sales charge of up to 4.75% . This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $25,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay distribution and service fees equal to 0.25% annually of average daily net assets. Returns on Class A shares are generally higher than returns on Class B and Class C shares because Class A has lower annual expenses than those classes.

Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or “CDSC”. The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in “Contingent Deferred Sales Charge” under “Sales Charges” below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See “CDSC Waivers” under “Sales Charges” below. Class B shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Class B shares automatically convert to Class A shares after eight years. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

Orders for Class B shares of one or more Eaton Vance funds will be refused when the total value of the purchase
(including the aggregate value of all Eaton Vance fund shares held within the purchasing shareholder’s account) is
$100,000 or more. Investors considering cumulative purchases of $100,000 or more, or who, after a purchase of shares, would own shares of Eaton Vance funds with a current market value of $100,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-
deferred retirement plan accounts). See “CDSC Waivers” under “Sales Charges” below. Class C shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class C shares are generally lower than returns on Class A shares because Class C has higher annual expenses than Class A.

Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase
(including the aggregate value of all Eaton Vance fund shares held within the purchasing shareholder’s account) is
$1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more, or who, after a purchase

10

of shares, would own shares of Eaton Vance funds with a current market value of $1,000,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and qualified plans (as described above). Class I shares are also offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and certain ^Fund service providers. Class I shares do not pay distribution or service fees. Returns on Class I shares generally are higher than returns on other classes because Class I has lower annual expenses.

Payments to Investment Dealers. In addition to payments disclosed under "Sales Charges" below, the^ principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain “street name” or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the funds. As used in this prospectus, the term “investment dealer” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, a retirement plan and/or its administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Sales Charges

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

	Sales Charge*	Sales Charge*	Dealer Commission
	as Percentage of	as Percentage of Net	as Percentage of
Amount of Purchase	Offering Price	Amount Invested	Offering Price

Less than $25,000	4.75%	4.99%	4.50%
$25,000 but less than $100,000	4.50%	4.71%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.50%
$250,000 but less than $500,000	3.00%	3.09%	2.75%
$500,000 but less than $1,000,000	2.00%	2.04%	2.00%
$1,000,000 or more	0.00**	0.00**	0.75%

* Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

** No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

^

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or the Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge at the time of purchase, you will not receive the discount to which you may otherwise be entitled.

Right of Accumulation. Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $25,000 or more. Class A, Advisers Class,
Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of
Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance
Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined

11

for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or
“street name” accounts. In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including retirement accounts) may be combined for purposes of the right of accumulation. Shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan also may be combined for purposes of the right of accumulation for the plan and its participants. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Statement of Intention. Under a statement of intention, purchases of $25,000 or more made over a 13-
month period are eligible for reduced sales charges. Shares eligible under the right of accumulation (other than those included in employer-sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who (i) charge an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform. Such clients may include individuals, corporations, endowments and foundations. Class A shares also are offered at net asset value to investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; and to certain fund service providers as described in the Statement of Additional Information. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See “Shareholder Account Features” for details.

Contingent Deferred Sales Charge. Class A, Class B and Class C shares are subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 18 months of purchase. ^Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:

Year of Redemption After Purchase	CDSC	CDSCs are based on the lower of the net asset value at
		the time of purchase or at the time of redemption.
First or Second	5%	Shares acquired through the reinvestment of
Third	4%	distributions are exempt from the CDSC. Redemptions
Fourth	3%	are made first from shares that are not subject to a
Fifth	2%	CDSC.
Sixth	1%
Seventh or following	0%

The sales commission payable to investment dealers in connection with sales of Class B and Class C shares is described under “Distribution and Service Fees” below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”). The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature. After eight years, Class B shares automatically convert to Class A shares. Class B shares acquired through the reinvestment of distributions convert in proportion to shares not so acquired.

Distribution and Service Fees. Class A, Class B and Class C shares have in effect plans under Rule 12b-1 that allow the Fund to pay distribution fees for the sale and distribution of shares (so-called “12b-1 fees”) and service fees for personal and/or shareholder account services. Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% and 1%, respectively, of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees. Class B and Class C shares also pay service fees to the principal underwriter equal to 0.25% of average daily net assets annually. Class A shares pay distribution and service fees equal to 0.25% of average daily net assets annually. After the sale of shares, the principal underwriter receives

12

the Class A distribution and service fees and the Class B and Class C service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers for shareholder servicing performed by such investment dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority.

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

Redeeming Shares

You can redeem shares in any of the following ways:

By Mail	Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered (for instance, a joint account must be signed by all registered owners to be accepted)
and a signature guarantee may be required. Call 1-800-262-1122 for additional information. You can obtain a signature guarantee at banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations that participate in The Securities
Transfer Agents Medallion Program, Inc. (STAMP, Inc.). Only signature guarantees issued in accordance with STAMP, Inc. will be accepted. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.
By Telephone	You can redeem up to $100,000 per account (which may include shares of one or more Eaton Vance funds) per day by calling 1-800-262-1122 Monday through
Friday, 8:00 a.m. to 7:00 p.m. (eastern time). Proceeds of a telephone redemption can be sent only to the account address or to a bank pursuant to prior instructions.
Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.
Through an Investment Dealer	Your investment dealer is responsible for transmitting the order promptly. An investment dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received in good order by the Fund’s transfer agent. Your redemption proceeds normally will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by regular mail. However, if you have given complete written authorization in advance, you may request that the redemption proceeds be wired directly to your bank account. The bank designated may be any bank in the United States. The request may be made by calling 1-800-262-1122 or by sending a signature guaranteed letter of instruction to the transfer agent (see back cover for address). Corporations, trusts and other entities may need to provide additional documentation. You may be required to pay the costs of such transaction by the Fund or your bank. No costs are currently charged by the Fund. However, charges may apply for expedited mail delivery services. The Fund may suspend or terminate the expedited payment procedure upon at least 30 ^days’ notice.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier’s check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

Shareholder Account Features

^

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Distributions. You may have your Fund distributions paid in one of the following ways:

•Full Reinvest Option	Dividends and capital gains are reinvested in additional shares. This option will be assigned if you do not specify an option.
•Partial Reinvest Option	Dividends are paid in cash and capital gains are reinvested in additional shares.
•Cash Option	Dividends and capital gains are paid in cash.
•Exchange Option	Class A, Class B and Class C dividends and/or capital gains are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund’s prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Fund. From time to time, you may ^receive the following:

•Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
•Periodic account statements, showing recent activity and total share balance.
•^Tax information needed to prepare your income tax returns.
•Proxy materials, in the event a shareholder vote is required.
•Special notices about significant events affecting your Fund.

Most fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically. For more information please go to www.eatonvance.com. Select “Mutual Funds” then “Electronic Delivery”.

The Fund will file with the Securities and Exchange Commission (“SEC”) a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. The Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information that is filed with the SEC is posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Portfolio holdings information as of each calendar quarter end is posted to the website 30 days after such quarter end. The Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of the most recent calendar quarter end on the Eaton Vance website approximately ten business days after the calendar quarter end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Withdrawal Plan. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund, or in the case of Class B and Class C shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares.

Before exchanging, you should read the prospectus of the new fund carefully. Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive at least 60 days’ notice of any material change to the privilege. This privilege may not be used for “market timing^” and ^may be terminated for market timing accounts or for any other ^reason. For additional information, see "Restrictions on Excessive Trading and Market Timing" under "Purchasing Shares".

14

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund you redeemed from, provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. At the time of a reinvestment, you or your financial intermediary must notify the Fund or the transfer agent that you are reinvesting redemption proceeds in accordance with this privilege. If you reinvest, your purchase will be at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the ^Eaton Vance website. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are recorded.

“Street Name” Accounts. If your shares are held in a “street name” account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. If you transfer shares in a “street name” account to an account with another investment dealer or to an account directly with the Fund, you should obtain historical information about your shares prior to the transfer.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account, and the Fund has designated an anti-money laundering compliance officer. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver’s license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person’s account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If ^the Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-^1122 Monday through Friday, 8:00 a.m. to 7:00 p.m. (eastern time), or write to the transfer agent (see back cover for address).

Tax Information

The Fund declares dividends daily and ordinarily pays distributions monthly. Different Classes ^may distribute different dividend amounts. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent. For tax purposes, the entire monthly distribution of ^the Fund’s daily dividends ordinarily will constitute federally tax-exempt income to you. Distribution of any net realized gains will be made once each year (usually in December). The exemption of “exempt-interest dividend” income from regular federal income taxation does not necessarily result in similar exemptions from such income under ^state or local tax laws.

^The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. Distributions of any taxable income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains. Distributions of interest on certain municipal obligations are a tax preference item under the AMT provisions applicable to individuals and corporations, and all tax-exempt distributions may affect a corporation’s AMT liability. ^The Fund’s distributions will be treated as described above for federal income tax purposes whether they are paid

15

in cash or reinvested in additional shares. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Shareholders, particularly corporations, recipients of social security or railroad retirement benefits and those subject to ^AMT, should consult with their advisers concerning the applicability of federal, state, local and other taxes to an investment.

16

Financial Highlights

The financial highlights are intended to help you understand the Fund’s financial performance for the ^period(s) indicated. Certain information in the ^table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions ^at net asset value). This information has been audited by ^Deloitte & Touche LLP, an independent registered public accounting firm. The report of ^Deloitte & Touche LLP and the Fund’s financial statements are incorporated herein by reference and included in the Fund’s annual report, which is available on request.

				Year Ended September 30,

		2008(1)				2007(1)

	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I

Net asset value - Beginning of year	$ 11.490	$ 11.490	$ 11.490	$ 11.490	$ 11.780	$ 11.780	$ 11.780	$ 11.780
Income (loss) from operations
Net investment income(1)	$ 0.533	$ 0.454	$ 0.453	$ 0.559	$ 0.521	$ 0.434	$ 0.431	$ 0.549
Net realized and unrealized gain (loss)	(2.431)	(2.435)	(2.434)	(2.429)	(0.290)	(0.290)	(0.287)	(0.289)
Total income from operations	$ (1.898)	$ (1.981)	$ (1.981)	$ (1.870)	$ 0.231	$ 0.144	$ 0.144	$ 0.260
Less distributions
From net investment income	$ (0.532)	$ (0.449)	$ (0.449)	$ (0.560)	$ (0.521)	$ (0.434)	$ (0.434)	$ (0.550)
Total distributions	$ (0.532)	$ (0.449)	$ (0.449)	$ (0.560)	$ (0.521)	$ (0.434)	$ (0.434)	$ (0.550)
Net asset value - End of year	$ 9.060	$ 9.060	$ 9.060	$ 9.060	$ 11.490	$ 11.490	$ 11.490	$ 11.490
Total Return(2)	(17.03)%	(17.69)%	(17.69)%	(16.81)%	1.95%	1.20%	1.20%	2.20%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,987,956	$138,052	$1,143,256	$144,692	$4,647,177	$173,176	$1,334,054	$139,301
Ratios (As a percentage of average daily net
assets):
Expenses excluding interest and fees	0.64%	1,39%	1.39%	0.40%	0.64%(5)	1.39%(5)	1.39%(5)	0.39%(5)
Interest and fee expense(7)	0.46%	0.46%	0.46%	0.46%	0.62%	0.62%	0.62%	0.62%
Total expenses before custodian fee reduction	1.10%	1.85%	1,85%	0.86%	1.26%(5)	2.01%(5)	2.01%(5)	1.01%(5)
Expenses after custodian fee reduction excluding
interest and fees	0.63%	1.38%	1.38%	0.39%	0.63%(5)	1.38%(5)	1.38%(5)	0.38%(5)
Net investment income	5.00%	4.25%	4.25%	5.26%	4.44%	3.69%	3.68%	4.68%
Portfolio Turnover of the Fund	64%	64%	64%	64%	65%	65%	65%	65%

^

(See footnotes on last page.)

17

Financial Highlights (continued)^

				Year Ended September 30,

		2006(1)				2005(1)

	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I

Net asset value - Beginning of year	$ 11.270	$ 11.270	$ 11.270	$11.270	$ 10.920	$10.920	$ 10.920	$10.920
Income (loss) from operations
Net investment income(1)	$ 0.565	$ 0.478	$ 0.480	$ 0.601	$ 0.574	$ 0.482	$ 0.486	$ 0.590
Net realized and unrealized gain (loss)	0.478	0.480	0.478	0.471	0.355	0.364	0.360	0.368
Total income from operations	$ 1.043	$ 0.958	$ 0.958	$ 1.072	$ 0.929	$ 0.846	$ 0.846	$ 0.958
Less distributions
From net investment income	$ (0.533)	$ (0.448)	$ (0.448)	$ (0.562)	$ (0.579)	$ (0.496)	$ (0.496)	$ (0.608)
Total distributions	$ (0.533)	$ (0.448)	$ (0.448)	$ (0.562)	$ (0.579)	$ (0.496)	$ (0.496)	$ (0.608)
Net asset value - End of year	$ 11.780	$ 11.780	$ 11.780	$11.780	$ 11.270	$11.270	$ 11.270	$11.270
Total Return(2)	9.50%	8.69%	8.69%	9.77%	8.69%	8.15%(3)	7.99%(4)	8.92%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,259,363	$140,593	$783,143	$82,723	$2,147,435	$83,629	$388,276	$15,208
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.72%	1.47%	1.47%	0.47%	0.77%(6)	1.52%(6)	1.52%(6)	0.52%(6)
Interest and fee expense(7)	0.61%	0.61%	0.61%	0.61%	0.44%(6)	0.44%(6)	0.44%(6)	0.44%(6)
Total expenses before custodian fee reduction	1.33%	2.08%	2.08%	1.08%	1.21%(6)	1.96%(6)	1.96%(6)	0.96%(6)
Expenses after custodian fee reduction excluding
interest and fees	0.71%	1.46%	1.46%	0.46%	0.76%(6)	1.51%(6)	1.51%(6)	0.51%(6)
Net investment income	4.93%	4.17%	4.18%	5.22%	5.14%	4.30%	4.35%	5.27%
Portfolio Turnover of the Fund	58%	58%	58%	58%	54%	54%	54%	54%

(See footnotes on last page.)

18

^ Financial Highlights (continued)

		Year Ended September 30,

		2004(1)

	Class A	Class B	Class C	Class I

Net asset value - Beginning of year	$ 10.840	$10.850	$ 10.840	$10.850
Income (loss) from operations
Net investment income(1)	$ 0.654	$ 0.598	$ 0.565	$ 0.673
Net realized and unrealized gain (loss)	0.079	0.063	0.087	0.078
Total income from operations	$ 0.733	$ 0.661	$ 0.652	$ 0.751
Less distributions
From net investment income	$ (0.653)	$ (0.595)	$ (0.572)	$ (0.681)
Total distributions	$ (0.653)	$ (0.595)	$ (0.572)	$ (0.681)
Contingent deferred sales charges	—	$ 0.004	—	—
Net asset value - End of year	$ 10.920	$10.920	$ 10.920	$10.920
Total Return(2)	6.94%	6.25%	6.15%	7.17%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,769,191	$29,577	$224,955	$ 5,400
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.79%(6)	1.17%(6)	1.53%(6)	0.53%(6)
Interest and fee expense(7)	0.33%(6)	0.33%(6)	0.33%(6)	0.33%(6)
Total expenses before custodian fee reduction	1.12%(6)	1.50%(6)	1.86%(6)	0.86%(6)
Expenses after custodian fee reduction excluding interest and fees	0.79%(6)	1.17%(6)	1.53%(6)	0.53%(6)
Net investment income	6.05%	5.44%	5.19%	6.18%
Portfolio Turnover of the Portfolio(8)	9%	9%	9%	9%

(1)	^Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total return reflects an increase of 0.19% due to a change in the timing of the payment and reinvestment of distributions.
(4)	Total return reflects an increase of 0.10% due to a change in the timing of the payment and reinvestment of distributions.
(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.
(6)	Includes the Fund’s share of the Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(7)	Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I to the Fund’s audited financial statements).
(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

19

More Information

^

About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Fund’s investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the past fiscal year. You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance’s website at www.eatonvance.com or by contacting the principal underwriter:^

Eaton Vance Distributors, Inc.	Effective March 22, 2009:
The Eaton Vance Building	Eaton Vance Distributors, Inc.
255 State Street	Two International Place
Boston, MA 02109	Boston, MA 02110
1-800-262-1122	1-800-262-1122
website: www.eatonvance.com	website: www.eatonvance.com

You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission’s public reference room in Washington, DC (call1-202-^551-8090 for informationon the operation ofthe public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, 100 F Street NE, Washington, DC 20549-
0102, or by electronic mail at publicinfo@sec.gov.

^Shareholder ^Inquiries: You can obtain more information from Eaton Vance Shareholder Services
^or the Fund transfer agent, PNC Global Investment Servicing. If you own shares and would like to add to, redeem or change your account, please write or call ^below:^

Regular Mailing Address:	Overnight Mailing Address:	Phone Number:
Eaton Vance Funds	Eaton Vance Funds	1-800-262-1122
PO Box 9653	101 Sabin Street	Monday - Friday
Providence, RI 02940-9653	Pawtucket, RI 02860	8am - 7pm ET

The Fund’s Investment Company Act No. is 811-04409.		HMP
^211-2/09	© ^2009 Eaton Vance Management

STATEMENT OF ADDITIONAL INFORMATION ^February 1, 2009

Eaton Vance California Municipals Fund
Eaton Vance ^Massachusetts Municipals Fund
Eaton Vance ^Mississippi Municipals Fund
Eaton Vance ^New York Municipals Fund
Eaton Vance ^Ohio Municipals Fund
Eaton Vance ^Rhode Island Municipals Fund
Eaton Vance ^West Virginia Municipals Fund
^
The Eaton Vance Building
255 State Street
Boston, Massachusetts 02109
1-800-262-1122

Effective March 22, 2009:
Two International Place
Boston, MA 02110
1-800-262-1122

This Statement of Additional Information (“SAI”) provides general information about the Funds. Each Fund is a non-
diversified, open-end management investment company. Each Fund is a series of Eaton Vance Municipals Trust (the
“Trust”). Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus.
This SAI contains additional information about:

		Page			Page
Strategies and Risks		2	Purchasing and Redeeming Shares		20
Investment Restrictions		9	Sales Charges		21
Management and Organization		10	Performance		^24
Investment Advisory and Administrative Services		15	Taxes		^26
Other Service Providers		19	Portfolio Securities Transactions		^29
Calculation of Net Asset Value		^20	Financial Statements		^32

Appendix A:	Class A Fees, Performance and Ownership	^33	Appendix E:	State Specific Information	^46
Appendix B:	Class B Fees, Performance and Ownership	^37	Appendix F:	Ratings	^84
Appendix C:	Class C Fees, Performance and Ownership	40	Appendix G: Eaton Vance Funds Proxy Voting Policy and Procedures		^93
Appendix D:	Class I Fees, Performance and Ownership	^44	Appendix H: Adviser Proxy Voting Policies		^95

Although each Fund offers only its shares of beneficial interest, it is possible that a Fund (or Class) might become liable for a misstatement or omission in this SAI regarding another Fund (or Class) because the Funds use this combined SAI. The Trustees of the Trust have con-
sidered this factor in approving the use of a combined SAI.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Funds’ relevant prospectus dated ^February 1, 2009, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-^262-^1122.

© ^2009 Eaton Vance Management

The following defined terms may be used herein: “SEC” for the Securities and Exchange Commission; “CFTC” for the Commodities Futures Trading Commission; “IRS” for the Internal Revenue Service; “Code” for the Internal Revenue Code of 1986, as amended; “1940 Act” for the Investment Company Act of 1940, as amended; and “FINRA” for the Financial Industry Regulatory Authority.

STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

Municipal Obligations. Municipal obligations are issued to obtain funds for various public and private purposes. Municipal obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. While most municipal bonds pay a fixed rate of interest semiannually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

In general, there are three categories of municipal obligations, the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT"): (i) certain “public purpose” obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain “private activity bonds” issued after August 7, 1986 which include “qualified Section 501(c)(3) bonds” or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any municipal obligation, each Fund will rely on an opinion of the issuer’s counsel (when available) and will not undertake any independent verification of the basis for the opinion.

Interest on certain “private activity bonds” issued after August 7, 1986 is exempt from regular federal income tax, but such interest (including a distribution by a Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient’s liability for the AMT. For corporate shareholders, a Fund’s distributions derived from interest on all municipal obligations (whenever issued) are included in “adjusted current earnings” for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

Revenue bonds are generally secured by the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations. Such payments are usually subject to annual appropriations by the state or locality. Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users. Each Fund may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, each Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. Certain bond structures may be subject to the risk that a taxing authority may issue an adverse ruling regarding tax-exempt status. There is also the possibility that as a result of adverse economic conditions (including unforeseen financial events, natural disasters and other conditions that may affect an issuer’s ability to pay its obligations), litigation or other conditions, the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected or interest and principal previously paid may be required to be refunded. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. Each Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by a Fund as a result of any such event, and a Fund may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. Each Fund anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by each Fund. Each Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in (or anticipated to be in) default and assets securing such obligations.

The yields on municipal obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate, and in the case of insurers, other factors including the claims-paying ability of such insurer. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of a Fund will be affected by such changes.

Insured Obligations. Each Fund may purchase municipal obligations that are insured as to their scheduled payment of principal and interest. Such insurance generally will be obtained from insurers having a claims-paying ability rated at least Baa by Moody’s or BBB by S&P or Fitch. Although the insurance feature may reduce some financial risks, the premiums for insurance and the higher market price sometimes paid for insured obligations may reduce a Fund’s current yield. In addition, changes in the claims-paying ability or other ratings of an insurer may affect the value of an insured obligation, and in some cases may even cause the value of a security to be less than a comparable uninsured obligation. See Appendix F for a description of the claims-paying ability or other ratings of S&P and Moody’s. The insurance does not guarantee the market value of the insured obligation or the net asset value of a Fund’s shares.

State-Specific Concentration. For a discussion of the risks associated with investing in municipal obligations of a particular state’s issuers, see “Risks of Concentration” in Appendix E. Each Fund may also invest a total of up to 35% of its net assets in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Accordingly, a Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico, the U.S. Virgin Islands and Guam affecting the issuers of such obligations. Each Fund may also invest to a limited extent in obligations issued by the N. ^Mariana Territories and American Samoa. Information about some of these conditions and developments is included in Appendix E.

Sector Concentration. Each Fund may invest 25% or more of its total assets in municipal obligations in certain sectors. There could be economic, business or political developments or court decisions that adversely affect all municipal obligations in the same sector. In particular, investments in revenue bonds might involve (without limitation) the following risks.

Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital’s gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

Industrial development bonds (“IDBs”) are normally secured only by the revenues from the project and not by state or local government tax payments, they are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, IDBs are sensitive to the risk of a slowdown in the economy.

Standard tobacco bonds are secured by a single source of revenue, installment payments made by tobacco companies stemming from the settlement of lawsuits brought against them by various states (the “Master Settlement Agreement”). Appropriation backed tobacco bonds are supported by the same Master Settlement Agreement payments as standard tobacco bonds, but are also subject to a state’s pledge that the governor will request an appropriation of funds in its annual budget for debt service if Master Settlement Agreement revenues are insufficient. These payments are not generally fixed but rather are tied to the volume of the company’s U.S. sales of cigarettes. Tobacco bonds are subject to several risks, including the risk that cigarette consumption declines or that a tobacco company defaults on its obligation to make payments to the state. Escrowed tobacco bonds no longer rely on Master Settlement Agreement revenue as security, and are backed by a variety of government securities.

In addition, the airline industry continues to evolve. A number of major carriers have either emerged from bankruptcy or are currently in bankruptcy. Recent problems include, but are not limited to, increased competition, labor and union conflicts, greater security costs and fluctuating jet fuel prices. Court rulings have given some guidance to the viability of collateral structures. However, there is still uncertainty as to the strength of collateral pledged under various security systems.

Certain tax-exempt bonds issued by Native American tribes may be subject to the risk that a taxing authority would determine that the income from such bonds is not eligible for tax-exempt status. In the event of any final adverse ruling to this effect, holders of such bonds may be subject to penalties.

^

Credit Quality. While municipal obligations rated investment grade or below and comparable unrated municipal obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates.

Municipal obligations held by a Fund which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the investment adviser to be of investment grade quality for purposes of the Fund’s investment policies. A Fund may retain in its portfolio an obligation whose rating drops after its acquisition, including defaulted obligations, if such retention is considered desirable by the investment adviser; provided, however, that holdings of obligations rated below Baa or BBB will be ^no more than 35% of net assets and holdings rated below B will be less than 10% of net assets. In the event the rating of an obligation held by a Fund is downgraded, causing the Fund to exceed this limitation, the investment adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with each Fund’s credit quality limitations. In the case of a defaulted obligation, a Fund may incur additional expense seeking recovery of its investment. See “Portfolio of Investments” in the “Financial Statements” incorporated by reference into this SAI with respect to any defaulted obligations held by a Fund.

When a Fund invests in lower rated or unrated municipal obligations, the achievement of the Fund’s goals is more dependent on the investment adviser’s ability than would be the case if the Fund were investing in municipal obligations in the higher rating categories. In evaluating the credit quality of a particular issue, whether rated or unrated, the investment adviser may take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer’s management and regulatory matters. The investment adviser may also purchase structured derivative products with greater or lesser credit risk than the underlying bonds. Such bonds may be rated investment grade, as well as below investment grade. For a description of municipal bond ratings, see Appendix F.

Municipal Leases. Each Fund may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer) which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. “Participations” in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

Certain municipal lease obligations owned by a Fund may be deemed illiquid for the purpose of the Fund’s 15% limitation on investments in illiquid securities, unless determined by the investment adviser, pursuant to guidelines adopted by the Trustees, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the investment adviser will consider the factors it believes are relevant to the marketability of the obligation, to the extent that information regarding such factor is available to the investment adviser and pertinent to the liquidity determination, which may include: (1) the willingness of dealers to bid for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer; (5) the willingness of the governmental issuer to continue to appropriate funds for the payment of the obligation; (6) how likely or remote an event of nonappropriation may be, which depends in varying degrees on a variety of factors, including those relating to the general creditworthiness of the governmental issuer, its dependence on its continuing access to the credit markets, and the importance to the issuer of the equipment, property or facility covered by the lease or contract; (7) the rating, if any, assigned to the obligation and/or the governmental issuer by any nationally recognized statistical rating organization; (8) whether the obligation is insured as to the timely payment of principal and interest; and (9) all factors and information unique to the obligation in determining its liquidity. If the municipal lease obligation is insured as to the timely payment of principal and interest, or if the obligation has an investment grade rating (rated BBB or Baa or higher), the investment adviser will consider the obligation to be liquid. In the event a Fund acquires an unrated municipal lease obligation, the investment adviser will be responsible for determining the credit quality of such obligation on an ongoing basis, including an assessment of the likelihood that the lease may or may not be cancelled.

Zero Coupon Bonds. Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Each Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash, and each Fund is required to distribute that income for each taxable year. Thus, a Fund may have to sell other investments to obtain cash needed to make income distributions.

When-Issued Securities. New issues of municipal obligations are sometimes offered on a “when-issued” basis, that is, delivery and payment for the securities normally take place within a specified number of days after the date of a Fund’s commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. Each Fund may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer’s outstanding indebtedness. Refunding contracts generally require the issuer to sell and a Fund to buy such securities on a settlement date that could be several months or several years in the future. Each Fund may also purchase instruments that give the Fund the option to purchase a municipal obligation when and if issued.

Each Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time a Fund enters into the purchase commitment. When a Fund commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by a Fund are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e., appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that a Fund remains ^

substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Fund’s net asset value than if it solely set aside cash to pay for when-issued securities.

Credit Derivatives. Each Fund may invest in credit default swaps, total return swaps or credit options. In a credit default swap, the buyer of credit protection (or seller of credit risk) agrees to pay the counterparty a fixed, periodic premium for a specified term. In return, the counterparty agrees to pay a contingent payment to the buyer in the event of an agreed upon credit occurrence with respect to a particular reference entity. In a total return swap, the buyer receives a periodic return equal to the total economic return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. The counterparties to many derivatives transactions are investment banks (or, if recently restructured, formerly categorized as investment banks), an industry that has recently experienced higher than normal bankruptcies. The risk of counterparty default increases in the event such counterparties undergo bankruptcy or are otherwise part of an industry affected by increased bankruptcy activity.

Redemption, Demand and Put Features and Put Options. Issuers of municipal obligations reserve the right to call (redeem) the bond. If an issuer redeems securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. Also, some bonds may have “put” or “demand” features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because a Fund may retain the bond if interest rates decline.

Liquidity and Protective Put Options. Each Fund may enter into a separate agreement with the seller of the security or some other person granting the Fund the right to put the security to the seller thereof or the other person at an agreed upon price. Each Fund intends to limit this type of transaction to institutions (such as banks or securities dealers) which the investment adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to a Fund or that selling institutions will be willing to permit a Fund to exercise a put to hedge against rising interest rates. A Fund does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may be taxable.

OTC Options. Each Fund may enter into an agreement with a potential buyer of a municipal obligation that gives the buyer the right, but not the obligation, to purchase a municipal obligation held by the Fund at a particular price in the future and is commonly referred to as an over-the-counter option or OTC option. Such agreements will be entered solely to help facilitate the selling of municipal obligations, for instance, if the buyer wishes to lock in a price for a particular municipal obligation subject to performing due diligence on the issue or issuer. The buyer may not pay a premium for such option. Each Fund may enter into such arrangements on up to 5% of the value of such Fund’s assets. There is a risk that the value of a municipal obligation underlying an option may appreciate above the value that the buyer has agreed to pay for the municipal obligation and therefore the Fund would not be entitled to the appreciation above such price.

Variable Rate Obligations. Each Fund may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). The revised rates are usually set at the issuer’s discretion in which case the investor normally enjoys the right to “put” the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer’s obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. A Fund would anticipate using these bonds as cash equivalents pending longer term investment of its funds.

Inverse Floaters. Each Fund may invest in residual interests in a trust that holds municipal securities (“inverse floaters”). The interest rate payable on an inverse floater bears an inverse relationship to the interest rate on another security issued by the trust. Because changes in the interest rate on the other security inversely affect the interest paid on the inverse floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a Fund when short-term interest rates rise, and increase the interest paid to a Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. While inverse floaters expose a Fund to leverage risk because they provide two or more dollars of bond market exposure for every dollar invested, they are not subject to a Fund’s restrictions on borrowings.

Under certain circumstances, a Fund may enter into a so-called shortfall and forbearance agreement with the sponsor of an inverse floater held by the Fund. Such agreements commit a Fund to reimburse the sponsor of such inverse floater, upon the termination of the trust issuing the inverse floater, the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate security issued in conjunction with the inverse floater. Absent a shortfall and forebearance agreement, a Fund would not be required to make such a reimbursement. If a Fund chooses not to enter into such an agreement, the inverse floater could be terminated and the Fund could incur a loss.

Interest Rate Swaps and Forward Rate Contracts. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. A Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Each Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

If the other party to an interest rate swap or forward rate contract defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of a Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. No Fund will enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the investment adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

Illiquid Obligations. At times, a substantial portion of a Fund’s assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the investment adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the investment adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value. Illiquid securities may also include those legally restricted as to resale, and securities eligible for resale pursuant to Rule 144A thereunder. Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

The secondary market for some municipal obligations issued within a state (including issues which are privately placed with a Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No Fund will own illiquid securities if more than 15% of its net assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which a Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, a Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Futures Contracts and Options on Futures Contracts. A change in the level of interest rates may affect the value of the securities held by a Fund (or of securities that a Fund expects to purchase). To hedge against changes in rates or as a substitute for the purchase of securities, a Fund may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by a Fund are traded on exchanges or boards of trade that are licensed and regulated by the CFTC and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. Each Fund may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. Each Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the futures commission merchant through whom the Fund engages in such futures and options transactions.

Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.

Each Fund will engage in futures and related options transactions for either hedging or non-hedging purposes. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Each Fund will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code, for maintaining qualification of a Fund as a regulated investment company for federal income tax purposes. Each Fund has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO.

Asset Coverage. To the extent required by SEC guidelines, each Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting (“covered”) position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

ReFlow Liquidity Program. Each ^Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC ("ReFlow") provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 28 days) or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.15% of the value of the fund shares purchased by ReFlow although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. Such fee is allocated among a fund’s share classes based on relative net assets. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund’s objective, policies or anticipated performance. ReFlow will purchase Class A shares (or Class I shares for the California, Massachusetts and New York Funds) at net asset value and will not be subject to any sales charge, investment minimum or redemption fee applicable to such shares. Investments in a Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the ^round trip limitation described in "Restrictions on Excessive Trading and Market Timing" under "Purchasing Shares" in the prospectus. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. The investment adviser believes that the program assists in stabilizing a Fund’s net assets to the benefit of the Fund and its shareholders. To the extent a Fund’s net assets do not decline, the investment adviser may also benefit.

Temporary Investments. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations. These securities may be subject to federal income, state income and/or other taxes.

Portfolio Turnover. Each Fund may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). Securities may also be purchased and sold based on their relative value in the marketplace. A Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by a Fund were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to a Fund. Historical turnover rate(s) are included in the Financial Highlights table(s) in the Prospectus.

INVESTMENT RESTRICTIONS

The following investment restrictions of each Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities, which as used in this SAI means the lesser of: (a) 67% of the shares of a Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of the outstanding shares of a Fund. Accordingly, each Fund may not:

(1)	Borrow money or issue senior securities except as permitted by the 1940 Act;

(2)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

(3)	Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

(4)	Purchase or sell real estate (including limited partnership interests in real estate but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

(5)	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

(6)	Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities.

In connection with Restriction (1) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company’s total assets after subtracting liabilities other than the borrowings). There is no current intent to borrow money, except for the limited purposes described in the prospectus.

Notwithstanding the investment policies and restrictions of each Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

The following nonfundamental investment policies have been adopted by each Fund. A nonfundamental investment policy may be changed by the Trustees with respect to a Fund without approval by the Fund’s shareholders. Each Fund will not:

  make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or
  invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

No Fund will invest 25% or more of its total assets in any one industry. For purposes of the foregoing policy, securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries. However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. The foregoing 25% limitation would apply to these issuers. As discussed in the prospectus and this SAI, a Fund may invest more than 25% of its total assets in certain economic sectors, such as revenue bonds, housing, hospitals and other health care facilities, utilities and industrial development bonds. Each Fund reserves the right to invest more than 25% of total assets in each of these sectors.

For purposes of a Fund’s investment restrictions and diversification status, the determination of the “issuer” of any obligation, including inverse floaters, will be made by the Fund’s investment adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligations. A Fund’s investments in inverse floaters and similar securities described in the prospectus and this SAI will not be considered borrowing for purposes of a Fund’s restrictions on borrowing described herein and in the prospectus.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by a Fund of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel a Fund to dispose of such security or other asset. However, a Fund must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “^Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts ^02109 until March 22, 2009 and Two International Place, Boston, Massachusetts 02110, thereafter. As used in this SAI, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of each Fund (see "Principal Underwriter" under "Other Service Providers"). Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.^

Number of Portfolios
in Fund Complex
	Position(s) with	Term of Office and		Overseen By
Name and Date of Birth	the Trust	Length of Service	Principal Occupation(s) During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

THOMAS E. FAUST JR.	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and	^173	Director of EVC
5/31/58			President of EV, Chief Executive Officer and President of Eaton Vance
and BMR, and Director of EVD. Trustee and/or officer of ^173 registered investment companies and 4 private investment companies managed by Eaton Vance or BMR. Mr. Faust is an interested person because of his positions with BMR, Eaton Vance, EVC, EVD and EV, which are affiliates of the Trust.

Noninterested Trustees

Number of Portfolios
in Fund Complex
	Position(s) with	Term of Office and		Overseen By
Name and Date of Birth	the Trust	Length of Service	Principal Occupation(s) During Past Five Years	Trustee(1)	Other Directorships Held

BENJAMIN C. ESTY	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration,	^173	None
1/2/63			Harvard University Graduate School of Business Administration.

ALLEN R. FREEDMAN	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of	^173	Director of Assurant, Inc.
4/3/40			Systems & Computer Technology Corp. (provider of software to higher		(insurance provider), and
			education). Formerly, a Director of Loring Ward International (fund		Stonemor Partners L.P. (owner
			distributor) (2005-2007). Formerly, Chairman and a Director of Indus		and operator of cemeteries)
International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).

WILLIAM H. PARK	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance	^173	None
9/19/47			company) (since 2006). Formerly, President and Chief Executive
Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).

RONALD A. PEARLMAN	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	^173	None
7/10/40

HELEN FRAME PETERS	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College.	^173	Director of Federal Home Loan
3/22/48			Adjunct Professor of Finance, Peking University, Beijing, China (since		Bank of Boston (a bank for
			2005).		banks) and BJ’s Wholesale
Club, Inc. (wholesale club
retailer); Trustee of SPDR Index
Shares Funds and SPDR Series
Trust (exchange traded funds)

HEIDI L. STEIGER	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth	^173	Director of Nuclear Electric
7/8/53			management firm) (since 2008); Senior Adviser (since 2008),		Insurance Ltd. (nuclear
			President (2005-2008), Lowenhaupt Global Advisors, LLC (global		insurance provider) and Aviva
			wealth management firm). Formerly, President and Contributing		USA (insurance provider)
Editor, Worth Magazine (2004-2005). Formerly, Executive Vice
President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).

LYNN A. STOUT	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006)	^173	None
9/14/57			and Professor of Law (2001-2006), University of California at Los
Angeles School of Law.

RALPH F. VERNI	Chairman of the	Chairman of the	Consultant and private investor.	^173	None
1/26/43	Board and Trustee	Board since 2007
and Trustee since
2005

(1)Includes both master and feeder funds in a master-feeder structure.

Principal Officers who are not Trustees
	Position(s) with	Term of Office and
Name and Date of Birth	the Trust	Length of Service	Principal Occupation(s) During Past Five Years

ROBERT B. MACINTOSH	President	Since 2005	Vice President of Eaton Vance and BMR. Officer of ^90 registered investment companies managed
1/22/57			by Eaton Vance or BMR.

WILLIAM H. AHERN, JR.	Vice President	Since 2004	Vice President of Eaton Vance and BMR. Officer of ^75 registered investment companies managed
7/28/59			by Eaton Vance or BMR.

CRAIG R. BRANDON	Vice President	Since 2004	Vice President of Eaton Vance and BMR. Officer of 44 registered investment companies managed
12/21/66			by Eaton Vance or BMR.

CYNTHIA J. CLEMSON	Vice President	Since 2004	Vice President of Eaton Vance and BMR. Officer of ^90 registered investment companies managed
3/2/63			by Eaton Vance or BMR.

THOMAS M. METZOLD	Vice President	Since 2004	Vice President of Eaton Vance and BMR. Officer of ^44 registered investment companies managed
8/3/58			by Eaton Vance or BMR.

ADAM A. WEIGOLD	Vice President	Since 2007	Vice President of Eaton Vance and BMR. Officer of ^71 registered investment companies managed
3/22/75			by Eaton Vance or BMR.
^
BARBARA E. CAMPBELL	Treasurer	Since 2005	Vice President of Eaton Vance and BMR.	Officer of ^173 registered investment companies
6/19/57			managed by Eaton Vance or BMR.
^
MAUREEN A. GEMMA	Secretary and Chief Legal Officer	Secretary since 2007 and Chief	Vice President of Eaton Vance and BMR.	Officer of ^173 registered investment companies
5/24/60		Legal Officer since 2008	managed by Eaton Vance or BMR.

PAUL M. O’NEIL	Chief Compliance Officer	Since 2004	Vice President of Eaton Vance and BMR.	Officer of ^173 registered investment companies
7/11/53			managed by Eaton Vance or BMR.

The Board of Trustees of the Trust have several standing Committees, including the Governance Committee, the Audit Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee and the Contract Review Committee (formerly, the Special Committee). ^Each of the ^Committees are ^comprised of only noninterested Trustees.

^Mmes. Stout (Chair), Peters and Steiger and Messrs Esty, Freedman, Park, Pearlman and Verni are members of the Governance Committee of the Board of Trustees of the ^Trust. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. During the fiscal year ended ^September 30, 2008, the Governance Committee convened ^seven times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. ^Park (Chair) and Verni and Mmes. Steiger and Stout are members of the Audit Committee of the Board of Trustees of the ^Trust. The Board of Trustees has designated ^Mr. ^Park, ^a noninterested Trustee, as audit committee financial ^expert. The Audit Committee’s purposes are to (i) oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund’s compliance with legal and regulatory requirements that relate to each Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of ^a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of ^applicable SEC and stock exchange rules for inclusion in the proxy statement of ^a Fund. During the fiscal year ended September 30, 2008, the Audit Committee convened ^six times.

Messrs. ^Verni (Chair), Esty, Freedman, Park and Pearlman and Ms. Peters are currently members of the ^Contract Review Committee of the Board of Trustees of the ^Trust. The purposes of the ^Contract Review Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the ^Funds, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the ^Funds, or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the ^other Committees of the Board of Trustees of the ^Trust. During the fiscal year ended September 30, 2008, the ^Contract Review Committee convened ^eleven times.

Messrs. Esty (Chair) and Freedman and Ms. Peters are currently members of the Portfolio Management Committee of the Board of Trustees of the Trust. The purposes of the Portfolio Management Committee are to: (i) assist the Board of Trustees in its oversight of the portfolio management process employed by the Funds and its investment adviser and sub-adviser(s), if applicable, relative to the Funds’ stated objective(s), strategies and restrictions; (ii) assist the Board of Trustees in its oversight of the trading policies and procedures and risk management techniques applicable to the Funds; and (iii) assist the Board of Trustees in its monitoring of the performance results of all Funds, giving special attention to the performance of certain Funds that it or the Board of Trustees identifies from time to time. During the fiscal year ended September 30, 2008, the Portfolio Management Committee convened three times.

Mr. Pearlman (Chair) and Mmes. Steiger and Stout are currently members of the Compliance Reports and Regulatory Matters Committee of the Board of Trustees of the Trust. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board of Trustees in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Funds; (ii) serve as a liaison between the Board of Trustees and the Funds’ Chief Compliance Officer (the “CCO”); and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC. During the fiscal year ended September 30, 2008, the Compliance Reports and Regulatory Matters Committee convened two times.

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, ^2008.^

Dollar Range of Equity Securities Owned by
	Benjamin C.	Thomas E.	Allen R.	William H.	Ronald A.	Helen Frame	Heidi L.	Lynn A.	Ralph F.
Fund Name	Esty(2)	Faust Jr.(1)	Freedman(2)	Park(2)	Pearlman(2)	Peters(2)	Steiger(2)	Stout(2)	Verni(2)
California Fund	None	None	None	None	None	None	None	None	None
Massachusetts Fund $10,001 - $50,000		$0-$10,000	None	None	None	None	None	None	$10,001 - $50,000
Mississippi Fund	None	None	None	None	None	None	None	None	None
New York Fund	None	None	None	None	None	None	None	None	None
Ohio Fund	None	None	None	None	None	None	None	None	None
Rhode Island Fund	None	None	None	None	None	None	None	None	None
West Virginia Fund	None	None	None	None	None	None	None	None	None
Aggregate Dollar
Range of Equity
Securities Owned in
all Registered Funds
Overseen by Trustee
in the Eaton Vance
Family of Funds	over $100,000	over $100,000	over $100,000	over $100,000(3)	over $100,000	None	None	over $100,000(3)	over $100,000(3)

(1) Interested Trustee

 (2) Noninterested Trustees

(3) Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan. ^

As of December 31, ^2008, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, ^2007 and December 31, ^2008, no noninterested Trustee (or their immediate family members) had:

1.	Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

2.	Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

3.	Any direct or indirect relationship with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31,^2007 and December 31, ^2008, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Trust or any of their immediate family members served as an officer.

Trustees of each Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Trustees’ Plan”). Under the Trustees’ Plan, an eligible Trustee may elect to have his or her deferred fees invested by a Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees’ Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees in accordance with the Trustees’ Plan will have a negligible effect on a Fund’s assets, liabilities, and net income per share, and will not obligate a Fund to retain the services of any Trustee or obligate a Fund to pay any particular level of compensation to the Trustee. The Trust does not have a retirement plan for Trustees.

The fees and expenses of the Trustees of the Trust are paid by the Funds (and other series of the Trust). (A Trustee of the Trust who is a member of the Eaton Vance organization receives no compensation from the Trust.) During the fiscal year ended ^September 30, 2008, the Trustees of the Trust earned the following compensation in their capacities as Trustees from the Trust. For the year ended December 31,^2008, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1): ^

	Benjamin C.	Allen R.	William H.	Ronald A.	Helen Frame	Heidi L.	Lynn A.	Ralph F.
Source of Compensation	Esty	Freedman	Park	Pearlman	Peters(1)	Steiger	Stout	Verni
Trust(2)	$30,396	$29,498	$30,483	$30,396	n/a	$29,346	$31,627	$45,545
Trust and Fund Complex(1)	$212,500	$204,167	$209,167(3)	$212,500	$204,167	$204,167	$224,167(4)	$319,167(5)

(1)	As of ^February 1, 2009, the Eaton Vance fund complex consists of ^173 registered investment companies or series thereof. ^Ms. ^Peters was elected as ^a Trustee effective November 17, ^2008, and thus the compensation figures listed for the Trust and Fund Complex are estimated for the calendar year ^ended December 31, ^2008 based on amounts ^she would have received if ^she had been ^a Trustee for the ^2008 calendar year. ^Norton H. ^Reamer retired as a Trustee on July 1, ^2008. For the fiscal year ended September 30, 2008, Mr. ^Reamer received ^Trustees fees of $^26,640 from the Trust. For the calendar year ended December 31, ^2008, ^Mr. Reamer received $^166,^667 from the Trust and Fund Complex.

(2)	The Trust consisted of 27 Funds as of ^September 30, 2008.

(3)	Includes $80,000 of deferred compensation.

(4)	Includes $45,000 of deferred compensation.

(5)	Includes ^$157,500 of deferred compensation.

Organization

Each Fund is a series of the Trust, which was organized under Massachusetts law on September 30, 1985 and is operated as an open-end management investment company. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as a Fund). The Trustees of the Trust have divided the shares of each Fund into multiple classes. Each class represents an interest in a Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of a Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust’s By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust’s By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust’s custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust’s Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust’s By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust’s By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust’s By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of each Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of each Fund’s business and the nature of its assets, management believes that the possibility of the Fund’s liability exceeding its assets, and therefore the shareholder’s risk of personal liability, is remote.

Proxy Voting Policy. The Board of Trustees of the Trust have adopted a proxy voting policy and procedures (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the “Policies”). An independent proxy service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The Trustees will review each Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. For a copy of the Fund Policy and investment adviser Policies, see Appendix G and Appendix H, repsectively. Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Investment Advisory Services. The investment adviser manages the investments and affairs of each Fund and provides related office facilities and personnel subject to the supervision of the Trust’s Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by ^each Fund and what portion, if any, of the Fund’s assets will be held uninvested. Each Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Trust who are members of the investment adviser’s organization and all personnel of the investment adviser performing services relating to research and investment activities.

For a description of the compensation that each Fund pays the investment adviser, see the prospectus. The following table sets forth the net assets of each Fund and the advisory fees for the three fiscal years ended ^September 30, 2008. ^

			Advisory Fee for Fiscal Years Ended
Fund	Net Assets at 9/30/08	9/30/08	9/30/07	9/30/06
California	$251,237,772	$1,260,871	$1,198,210	1,050,891
Massachusetts	269,643,521	1,316,489	1,246,654	996,816
Mississippi	15,861,591	26,681	27,854	28,376
New York	362,564,256	1,885,163	1,901,120	1,648,860
Ohio	304,095,963	1,413,116	1,182,720	781,859
Rhode Island	50,724,129	174,304	185,604	147,289
West Virginia	29,312,402	67,432	63,083	57,714

^

Each Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. Each Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Fund, and the Agreement will terminate automatically in the event of its assignment. Each Agreement provides that the investment adviser may render services to others. Each Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Information About BMR and Eaton Vance. BMR and Eaton Vance are business trusts organized under the laws of The Commonwealth of Massachusetts. Eaton Vance, Inc. (“EV”) serves as trustee of BMR and Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance ^Corp. (“EVC”), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., ^Dorothy E. ^Puhy, ^Duncan W. ^Richardson and Winthrop H. Smith, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Mr. Faust, Jeffrey P. Beale, Cynthia J. Clemson, Maureen A. Gemma, Lisa Jones, Brian D. Langstraat, Michael R. Mach, Robert B. MacIntosh, Frederick S. Marius, Thomas M. Metzold, Scott H. Page, ^Mr. Richardson, Walter ^A. Row, III, G. West Saltonstall, Judith A. Saryan, David M. Stein, Payson F. Swaffield, Mark S. Venezia, Michael W. Weilheimer, Robert J. Whelan and Matthew J. Witkos (all of whom are officers of Eaton ^Vance or its affiliates). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under “Management and Organization,” all of the officers of the Trust (as well as Mr. Faust who is also a Trustee) hold positions in the Eaton Vance organization.

Code of Ethics. ^The investment adviser, principal underwriter, and each Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes, employees of Eaton Vance and the principal underwriter may purchase and sell securities (including securities held or eligible for purchase by a Fund) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

Portfolio Managers. The portfolio manager of each Fund is listed below. Each portfolio manager manages other investment companies and/or investment accounts in addition to a Fund. The following tables show, as of a Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
^California ^Fund	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee
Cynthia J. Clemson
Registered Investment Companies	^9	$2^,^120.^3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
Massachusetts and Rhode Island Funds	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee*
Robert B. MacIntosh
Registered Investment Companies	10	$2,^180.^8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	^326	$^262.^2	0	$0
	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
Mississippi and New York Funds	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee
Craig Brandon
Registered Investment Companies	12	$1,^303.^6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
Ohio Fund	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee
William H. Ahern, Jr.
Registered Investment Companies	14	$1,^758.^4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
West Virginia Fund	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee
Adam A. Weigold
Registered Investment Companies	12	$^954.^7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

^ *In millions of dollars.

The following table shows the dollar value of shares of a Fund beneficially owned by its portfolio manager as of the Fund’s most recent fiscal year ended September 30, 2008 and in all Eaton Vance Funds as of December 31, 2008. The purpose of each Fund is to provide tax-exempt income to persons subject to taxation in a particular state. In most cases, a Fund’s

^portfolio manager ^is not subject to such taxation. In addition, in most cases, Fund shares are not registered for sale in the state of the portfolio manager’s residence.^

Aggregate Dollar Range of Equity
	Dollar Range of Equity Securities	Securities Owned in all Registered Funds in
Fund Name and Portfolio Manager	Owned in the Fund	the Eaton Vance Family of Funds
California Fund
Cynthia J. Clemson	None	$500,001 - $1,000,000
Massachusetts Fund
Robert B. MacIntosh	None	$500,001 - $1,000,000
Mississippi Fund
Craig R. Brandon	None	$100,001 - $500,000
New York Fund
Craig R. Brandon	None	$100,001 - $500,000
Ohio Fund
William H. Ahern, Jr.	None	$500,001 - $1,000,000
Rhode Island Fund
Robert B. MacIntosh	None	$500,001 - $1,000,000
West Virginia Fund
Adam A. Weigold	None	$100,001 - $500,000

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. The investment adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for BMR. Compensation of the investment adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and ^ restricted shares of EVC’s nonvoting common stock. The investment adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to ^the investment adviser’s employees. Compensation of the investment adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance.  Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio.  Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by the investment adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. ^ For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the investment adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Administrative Services. As indicated in the prospectus, Eaton Vance serves as administrator of each Fund, but currently receives no compensation for providing administrative services to the Fund. Under its Administrative Services Agreement, Eaton Vance has been engaged to administer each Fund’s affairs, subject to the supervision of the Trustees of the Trust, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of each Fund.

Sub-Transfer Agency Services. Eaton Vance also serves as sub-transfer agent for each Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of each Fund: (1) provides call center services to financial intermediaries and shareholders; (2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to each Fund); (3) furnishes an SAI to any shareholder who requests one in writing or by telephone from each Fund; and (4) processes transaction requests received via telephone. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by a Fund’s transfer agent from fees it receives from the Eaton Vance funds^. Each Fund will pay a pro rata share of such fee. For the fiscal year ended September 30, 2008, Eaton Vance was paid or accrued as follows by the transfer agent for sub-transfer agency services performed on behalf of each Fund:^

California	Massachusetts	Mississippi	New York	Ohio	Rhode Island	West Virginia
$4,687	$6,634	$496	$8,909	$7,586	$1,479	$959

Expenses. Each Fund is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator). In the case of expenses incurred by the Trust, each Fund is responsible for its pro rata share of those expenses. The only expenses of a Fund allocated to a particular class are those incurred under the Distribution Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.

OTHER SERVICE PROVIDERS

Principal Underwriter. Eaton Vance Distributors, Inc. (“EVD”), The Eaton Vance Building, 255 State Street, Boston, MA 02109 until March 22, 2009 and Two International Place, Boston, MA 02110, thereafter, is the principal underwriter of each Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Class A, Class B and Class C shares is renewable annually by the Trust’s Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days’ notice either by such Trustees or by vote of a majority of the outstanding Class A, Class B and Class C shares or on six months’ notice by the principal underwriter and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class I shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months’ notice by either party and is automatically terminated upon assignment. The principal underwriter distributes shares on a “best efforts” basis under which it is required to take and pay for only such shares as may be sold. EVD is ^a direct, wholly-owned subsidiary of EVC. Mr. Faust is a Director ^of EVD.

Custodian. State Street Bank & Trust Company (“State Street“), 200 Clarendon Street, Boston, MA 02116, serves as custodian to each Fund. State Street has custody of all cash and securities of a Fund, maintains the general ledger of each Fund and computes the daily net asset value of shares of each Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with each Fund’s investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust. State Street provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including State Street. It is Eaton Vance’s opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between each Fund and such banks.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm of each Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC^.

Transfer Agent. PNC Global Investment Servicing, P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for each Fund.

CALCULATION OF NET ASSET VALUE

The net asset value of each Fund is computed by State Street (as agent and custodian for each Fund) by subtracting the liabilities of the Fund from the value of its total assets. Each Fund will be closed for business and will not price its shares on the following business ^holidays and any other business day that the New York Stock Exchange (the "Exchange") is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by a Fund, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations, if any, are normally valued on the basis of valuations furnished by a pricing service. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees. Other assets are valued at fair value using methods determined in good faith by or at the direction of the Trustees considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

PURCHASING AND REDEEMING SHARES

Additional Information About Purchases. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered into agreements with the principal underwriter. Shares of a Fund are sold at the offering price, which is the net asset value plus the initial sales charge, if any. The Fund receives the net asset value. The principal underwriter receives the sales charge, all or a portion of which may be reallowed to the investment dealers responsible for selling Fund shares. The sales charge table in the prospectus is applicable to purchases of a Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See “Sales Charges”.

In connection with employee benefit or other continuous group purchase plans, a Fund may accept initial investments of less than the minimum investment amount on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by a Fund as described below. Investments in a Fund by ReFlow in connection with the ReFlow liquidity program are also not subject to the minimum investment amount.

Suspension of Sales. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust’s management intends to consider all relevant factors, including (without limitation) the size of a Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class A, Class B and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder’s ability to redeem shares.

Additional Information About Redemptions. The right to redeem shares of a Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for a Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days’ written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of readily marketable securities. The securities so distributed would be valued pursuant to the valuation procedures described in this SAI. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

Systematic Withdrawal Plan. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

Other Information. A Fund’s net asset value per share is normally rounded to two decimal places. In certain situations (such as a merger, share split or a purchase or sale of shares that represents a significant portion of a share class), the administrator may determine to extend the calculation of the net asset value per share to additional decimal places to ensure that neither the value of the Fund nor a shareholder’s shares is diluted materially as the result of a purchase or sale or other transaction.

SALES CHARGES

Dealer Commissions. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

^Purchases at Net Asset Value. Class A shares and Class I shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers and sub-advisers of Eaton Vance sponsored funds; and to such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with a Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides investment services, such as management, brokerage and custody, (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or similar ongoing fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; financial intermediaries who have entered into an agreement with the principal underwriter to offer Class A shares through a no-load platform, (4) to officers and employees of the Fund custodian and the transfer agent and (5) in connection with the ReFlow liquidity program. Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers. ^Sales charges generally are ^waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale. Any new or revised sales charge or CDSC waiver will be prospective only.

Waiver of Investment Minimums. In addition to waivers described in the prospectus, minimum investment amounts are waived for current and retired Directors and Trustees of Eaton Vance funds and portfolios, clients (including custodial, agency, advisory and trust accounts), current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers and sub-advisers of Eaton Vance sponsored funds, and for such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts. The minimum initial investment amount is also waived for officers and employees of a Fund’s custodian and transfer agent. Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are also not subject to the minimum investment amount.

Statement of Intention. If it is anticipated that $25,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge. Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

Right of Accumulation. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of a Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Share purchases eligible for the right of accumulation are described under "Sales Charges" in the prospectus. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

Conversion Feature. Class B shares held for eight years will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

Exchange Privilege. In addition to exchanges into the same class of another Eaton Vance fund, Class B shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an “investment dealer fund”). The CDSC will not be charged to the shareholder when the shares are exchanged for shares of the investment dealer fund; however, the shareholder will receive no credit toward the completion of the CDSC period for the time that the shareholder holds the exchanged shares of the investment dealer fund. If a shareholder redeems the exchanged shares of the investment dealer fund and does not invest the proceeds into Class B shares of an Eaton Vance fund, the shareholder will be subject to any CDSC applicable at the time the shareholder received the exchanged shares of the investment dealer fund.

Distribution Plans

The Trust has in effect a compensation-type Distribution Plan (the “Class A Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A shares. The Class A Plan is designed to (i) finance activities which are primarily intended to result in the distribution and sales of Class A shares and to make payments in connection with the distribution of such shares and (ii) pay service fees for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons. The distribution and service fees payable under the Class A Plan shall not exceed 0.25% of the average daily net assets attributable to Class A shares for any fiscal year. Class A distribution and service fees are paid ^monthly in arrears. For the distribution and service fees paid by Class A shares, see Appendix A.

The Trust also has in effect compensation-type Distribution Plans (the “Class B and Class C Plans“) pursuant to Rule 12b-1 under the 1940 Act for each Fund’s Class B and Class C shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing (i) sales commissions equal to 5% for Class B shares and 6.25% for Class C shares of the amount received by a Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called “uncovered distribution charges”. Each Class pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 4% of the purchase price of Class B shares and 0.80% (0.75% for the California Fund) of the purchase price of Class C shares and an up-front service fee of 0.20% (0.25% for the California Fund) on Class C shares. Distribution fees paid by a Class and CDSCs paid to the Fund by redeeming Class shareholders reduce the outstanding uncovered distribution charges of the Class. Whenever there are no outstanding uncovered distribution charges of a Class, the Class discontinues payment of distribution fees.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of each Fund’s assets, and will result in increased investment flexibility and advantages which have ^benefited and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of each Class B and Class C Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plans and from CDSCs have exceeded the total expenses incurred in distributing Class B and Class C shares. Because payments to the principal underwriter under the Class B and Class C Plans are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix B and Appendix C.

The Class B and Class C Plans also authorize the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding an annual rate of 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B, this fee is paid monthly in arrears based on the value of shares sold by such persons. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.20% (0.25% for the California Fund) of the purchase price of Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of 0.20% (0.25% for the California Fund) of the value of Class C shares sold by such dealer. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid, see Appendix B and Appendix C.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the “Plan Trustees”) and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on June 23, 1997 (in the case of the Class C Plans on June16, 2003 for the California and New York Funds, on November 14, 2005 for the Florida, Ohio and Rhode Island Funds and on August 6, 2007 for the Mississippi and West Virginia Funds). The Trustees of the Trust who are “interested” persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

PERFORMANCE

Performance Calculations. Average annual total return before deduction of taxes (“pre-tax return”) is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A, Appendix B, Appendix C and Appendix D.

In addition to the foregoing total return figures, each Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes.

Yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (including the maximum of any initial sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held based on prescribed methods, reduced by accrued expenses for the period with the resulting number being divided by the average daily number of shares outstanding and entitled to receive distributions during the period. Yield figures do not reflect the deduction of any applicable CDSC, but assume the maximum of any initial sales charge. (Actual yield may be affected by variations in sales charges on investments.) A tax-equivalent yield is computed by using the tax-exempt yield and dividing by one minus a stated tax rate. The stated tax rate will reflect the federal income and certain state and local (if any) taxes applicable to investors in a particular tax bracket and may reflect certain assumptions relating to tax exemptions and deductions. The tax-equivalent yield will differ for investors in other tax brackets or for whom the assumed exemptions and deductions are not available. Tax-equivalent yield is designed to show the approximate yield a taxable investment would have to earn to produce an after-tax yield equal to the tax-exempt yield.

Disclosure of Portfolio Holdings and Related Information. The Board of Trustees has adopted policies and procedures (the “Policies”) with respect to the disclosure of information about portfolio holdings of each Fund. Pursuant to the Policies, information about portfolio holdings of a Fund may not be disclosed to any party except as follows:

  Disclosure made in filings with the SEC and posted on the Eaton Vance website: In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. Each Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. Each Fund’s complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q are available for viewing on the SEC website at http:// www.sec.gov and may be reviewed and copied at the SEC’s public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). Generally within five business days of filing with the SEC, each Fund’s portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance’s website at www.eatonvance.com and are available upon request at no cost by contacting Eaton Vance at 1-800- ^262-1122. Each Fund also will post a complete list of its portfolio holdings as of each calendar quarter end on the Eaton Vance website within 30 days of calendar quarter end^.
  Disclosure of certain portfolio characteristics: Each Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of the most recent calendar quarter end on the Eaton Vance website approximately ten business days after the calendar quarter end. Such information is also available upon request by contacting Eaton Vance at 1-800-^262-^1122.
  Confidential disclosure for a legitimate Fund purpose: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of a Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential. Any such confidentiality agreement includes provisions intended to impose a duty not to trade on the non-public information. The Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers that have a legal or contractual duty to keep such information confidential, such as employees of the investment adviser (including portfolio managers and, in the case of a Portfolio, the portfolio manager of any account that invests in the ^Portfolio), the administrator, custodian, transfer agent, principal underwriter, etc. described herein and in the prospectus^; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of a Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement. Such persons may include securities lending agents which may receive information from time to time regarding selected holdings which may be loaned by a Fund, credit rating agencies (such as Moody’s Investor Services, Inc. and Standard & Poor’s Ratings Group), statistical ratings agencies (such as Morningstar, Inc.), analytical service providers engaged by the investment adviser (such as Advent, Bloomberg L.P., Evare, ^Factset, McMunn Associates, Inc. and The Yield Book, Inc.), proxy evaluation vendors (such as Institutional Shareholder Servicing Inc.), pricing services (such as LSTA/LPC Mark-to-Market Pricing Service, WM Company Reuters Information Services, Pricing Direct, State Street Derivatives Pricing Service, FT Interactive Data Corp. and Standard & Poor’s Securities Evaluation Service, Inc.), which receive information as needed to price a particular holding, translation services, lenders under Fund credit facilities (such as Citibank, N.A.), consultants and, for purposes of facilitating portfolio transactions, investment dealers and other intermediaries (such as national and regional municipal bond dealers and mortgage- backed securities dealers). These entities receive portfolio information on an as needed basis in order to perform the service for which they are being engaged. If required in order to perform their duties, this information will be provided in real time or as soon as practical thereafter. Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of a Fund’s Board of Trustees. In addition, in connection with a redemption in kind, the redeeming shareholder may be required to agree to keep the information about the securities to be so distributed confidential, except to the extent necessary to dispose of the securities.

  Historical portfolio holdings information: From time to time, each Fund may be requested to provide historic portfolio holdings information. In such case, the requested information may be provided if: the information is requested for due diligence or another legitimate purpose; the requested portfolio holdings are for a period that is no more recent than the date of the portfolio holdings posted to the Eaton Vance website; a Fund’s portfolio manager and Eaton Vance’s Chief Equity or Chief Income Investment Officer (as appropriate) have reviewed the request and do not believe the dissemination of the information requested would disadvantage Fund shareholders; and the Chief Compliance Officer has reviewed the request to ensure that the disclosure of the requested information does not give rise to a conflict of interest between Fund shareholders and an affiliated service provider.

The Funds, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning a Fund’s portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer (“CCO”) of the Funds. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of a Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between a Fund’s shareholders and its investment adviser, principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Trustees at their next meeting. The Trustees may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning a Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by a Fund. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Funds.

TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. Accordingly, each Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net investment income (including tax-exempt income) and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income tax. If a Fund qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, ^it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. Each Fund qualified as a RIC for its fiscal year ended September 30, 2008. Each Fund also seeks to avoid payment of federal excise tax. However, if a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts.

In order to avoid incurring a federal excise tax obligation, the Code requires that a Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. If a Fund fails to meet these requirements it will be subject to a nondeductible 4% excise tax on the undistributed amounts. Under current law, provided that a Fund qualifies as a RIC for federal tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If a Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. However, such distributions will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

A Fund’s investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

A Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income.

Distributions by a Fund of net tax-exempt interest income that are properly designated as “exempt-interest dividends” may be treated by shareholders as interest excludable from gross income for federal income tax purposes under Section 103(a) of the Code. In order for a Fund to be entitled to pay the tax-exempt interest income as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a). Interest on certain municipal obligations may be taxable for purposes of the federal AMT and for state and local purposes. In addition, corporate shareholders must include the full amount of exempt-interest dividends in computing the preference items for the purposes of the AMT. Shareholders of a Fund are required to report tax-exempt interest on their federal income tax returns.

For taxable years beginning on or before December 31, 2010, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individual shareholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. It is not expected a significant portion of Fund distributions would be derived from qualified dividend income.

Tax-exempt distributions received from a Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund is not deductible to the extent it is deemed related to the Fund’s distributions of tax-exempt interest. Further, entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of a Fund. “Substantial user” is defined in applicable Treasury regulations to include a “non-exempt person” who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds, and the same definition should apply in the case of private activity bonds.

Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 (except to the extent of a portion of the discount attributable to original issue discount), is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of any such future legislation, the availability of municipal obligations for investment by a Fund and the value of the securities held by it may be affected. It is possible that events occurring after the date of issuance of municipal obligations, or after a Fund’s acquisition of such an obligation, may result in a determination that the interest paid on that obligation is taxable, even retroactively.

In the course of managing its investments, a Fund may realize some short-term and long-term capital gains (and/or losses) as well as other taxable income. Any distributions by a Fund of its share of such capital gains (after reduction by any capital loss carryforwards) or other taxable income would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax-exempt interest earned by the Fund.

^

A Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to a Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to a swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of six months or less will be disallowed to the extent of any distributions treated as tax-exempt interest with respect to such shares and if the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of Fund shares (or shares of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

In general, dividends (other than capital gain dividends and exempt-interest dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”^) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate)^.

^

For taxable years beginning before January 1, 2010, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For taxable years beginning before January 1, 2010, distributions that a Fund designates as “short-term capital gains dividends” or “long-term capital gains dividends” may not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the foreign shareholder has not owned more than 5% of the outstanding shares of a Fund at any time during the one-year period ending on the date of distribution. Such distributions will be subject to 30% withholding by a Fund and will be treated as ordinary dividends to the foreign shareholder.

If a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from a Fund could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the Fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of the Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years. It is not expected that a significant portion of the Fund’s distributions will be attributable to gains from sale or exchange of U.S. real property interests.

Amounts paid by a Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the ^IRS as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Under recently enacted legislation, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the federal, state, local, and, where applicable, foreign tax consequences of investing in a Fund.

See Appendix E for state tax information for certain states.

PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR, each Fund’s investment adviser. Each Fund is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm’s services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser’s obligation to seek best overall execution for a Fund. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Municipal obligations, including state obligations, purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. Each Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of each Fund and the investment adviser’s other clients for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the “Research Services” referred to in the next paragraph. The investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities (“Research Services”) from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer (“Third Party Research Services”). In a typical Third Party Research Services arrangement involving transactions in municipal obligations, an executing broker-dealer enters into an arrangement with an investment adviser pursuant to which the investment adviser receives a credit for portfolio transactions executed for its clients through that broker-dealer. These credits are referred to herein as “research credits” and are primarily generated as the result of acquisitions of new issuances of municipal obligations in fixed-price offerings. The amount of the research credit generated as the result of a particular transaction is typically a negotiated percentage of the offering price of the municipal obligations. The investment adviser may use research credits to acquire Third Party Research Services, which are then paid for by the executing broker-dealer. The investment adviser may receive Research Services and Third Party Research Services consistent with the foregoing.

Research Services received by the investment adviser may include, but are not limited to, such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, certain proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, news and information services, certain pricing and quotation equipment and services, and certain research oriented computer software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

Since May 1, 2004, ^when the investment adviser uses research credits generated from a Fund securities transactions to pay for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by a Fund by the amount of such research credits. However, the investment adviser generally does not expect to acquire Third Party Research Services with research credits.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services (“Proprietary Research Services”). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by a Fund will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Municipal obligations considered as investments for a Fund may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by a Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Trustees of the Trust that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the ^three fiscal years ended September 30, 2008, as well as the amount of Fund security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of Research Services in selecting a broker-dealer firm, provided it does not compromise the investment adviser’s obligation to seek best overall execution. ^

					Commissions Paid on
				Amount of Transactions	Transactions
				Directed to Firms	Directed to Firms
	Brokerage Commissions Paid for the Fiscal Year Ended			Providing Research	Providing Research
Fund	9/30/08	9/30/07	9/30/06	9/30/08	9/30/08
California	$8,446	$14,470	$21,280	$0	$0
Massachusetts	14,851	23,215	25,883	0	0
Mississippi	382	548	1,492	0	0
New York	18,515	27,510	34,485	0	0
Ohio	14,760	11,208	10,107	0	0
Rhode Island	546	2,967	5,100	0	0
West Virginia	1,481	2,615	2,933	0	0

As of ^September 30, 2008, each Fund held no securities of its “regular brokers or dealers”, as that term is defined in Rule 10b-1 of the 1940 Act.

FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for the Funds, appear in the Funds’ most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual report accompanies this SAI.

Householding. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

Registrant incorporates by reference the audited financial information for the Funds listed below for the fiscal year ended September 30, 2008, as previously filed electronically with the SEC:

Eaton Vance California Municipals Fund

Eaton Vance Massachusetts Municipals Fund

Eaton Vance Mississippi Municipals Fund

Eaton Vance New York Municipals Fund

Eaton Vance Ohio Municipals Fund

Eaton Vance Rhode Island Municipals Fund

Eaton Vance West Virginia Municipals Fund

^(Accession No. 0001104659-08-073448)

APPENDIX A

Class A Fees, Performance & Ownership

Sales Charges and Distribution and Service Fees. For the fiscal year ended ^September 30, 2008, the following table shows (1) total sales charges paid by each Fund, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) CDSC payments to the principal underwriter, (5) total distribution and service fees paid by each Fund, and (6) distribution and service fees paid to investment dealers. Distribution and service fees that were not paid to investment dealers were retained by the principal underwriter^.

				CDSC to		Distribution and
	Total Sales	Sales Charges to	Sales Charges to	Principal	Total Distribution	Service Fees Paid to
Fund	Charges Paid	Investment Dealers	Principal Underwriter	Underwriter	and Service Fees Paid	Investment Dealers
California	$ 436,887	$414,364	$22,523	$71,700	$754,494	$582,794
Massachusetts	484,608	461,873	22,735	47,400	556,491	385,841
Mississippi	14,768	13,743	1,025	0	35,081	29,812
New York	740,001	704,844	35,157	16,000	900,462	737,614
Ohio	1,018,113	959,934	58,179	21,000	636,448	430,531
Rhode Island	132,040	123,441	8,599	18,800	101,841	78,811
West Virginia	115,696	109,048	6,648	0	62,195	48,842

For the fiscal years ended ^September 30, 2007 and ^September 30, 2006, the following total sales charges were paid on sales of Class A, of which the principal underwriter received the following amounts. The balance of such amounts was paid to investment dealers.^

	September 30, 2007	September 30, 2007	September 30, 2006	September 30, 2006
	Total Sales	Sales Charges to	Total Sales	Sales Charges to
Fund	Charges Paid	Principal Underwriter	Charges Paid	Principal Underwriter
California	$ 612,453	$20,620	$419,449	$21,213
Massachusetts	1,384,593	71,133	660,903	33,855
Mississippi	39,351	1,907	62,430	2,663
New York	978,721	46,472	905,676	38,326
Ohio	2,108,807	109,867	977,208	51,631
Rhode Island	202,977	8,968	110,312	5,066
West Virginia	159,329	10,085	96,131	5,330

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in each table. Any performance presented with an asterisk (*) includes the effect of subsidizing expenses. Performance would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund’s current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

California Fund	Length of Period Ended ^September 30, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–9.^32%	^1.^47%	^2.^94%
Before Taxes and Including Maximum Sales Charge	–^13.^63%	^0.^49%	^2.^43%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–9.^38%	^1.^40%	^2.^89%
After Taxes on Distributions and Including Maximum Sales Charge	–^13.^69%	^0.^43%	^2.^39%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^–4.^45%	^1.^98%	^3.^22%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	–^7.^33%	^1.^13%	^2.^77%

Massachusetts Fund	Length of Period Ended ^September 30, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–11.^19%	^0.^92%	^2.^83%
Before Taxes and Including Maximum Sales Charge	–^15.^38%	^–0.^05%	^2.^33%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–11.^19%	^0.^92%	^2.^83%
After Taxes on Distributions and Including Maximum Sales Charge	–^15.^38%	^----0.^05%	^2.^32%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^–5.^73%	^–1.^53%	^3.^16%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	–^8.^53%	^0.^69%	^2.^71%

Mississippi Fund	Length of Period Ended ^September 30, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–5.^64%	^1.^77%	^3.^17%
Before Taxes and Including Maximum Sales Charge	–^10.^16%	^0.^79%	^2.^67%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–5.66%	^1.^76%	^3.^16%
After Taxes on Distributions and Including Maximum Sales Charge	–^10.^17%	^0.^77%	^2.^66%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^–2.^18%	^2.^18%	^3.^39%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	–^5.^19%	^1.^33%	^2.^94%

New York Fund	Length of Period Ended ^September 30, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–10.^86%	^0.^89%	^3.^14%
Before Taxes and Including Maximum Sales Charge	–^15.^10%	^–0.^07%	^2.^65%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–10.^86%	^0.^83%	^3.^06%
After Taxes on Distributions and Including Maximum Sales Charge	–^15.^10%	^---0.^14%	^2.^57%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^–5.^48%	^1.^52%	^3.^40%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	–^8.^32%	^0.^68%	^2.^96%

Ohio Fund	Length of Period Ended ^September 30, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–8.^09%	^2.^21%	^3.^25%
Before Taxes and Including Maximum Sales Charge	–^12.^45%	^1.^22%	^2.^74%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–8.^11%	^2.^21%	^3.^24%
After Taxes on Distributions and Including Maximum Sales Charge	–^12.^46%	^1.^22%	^2.^74%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^–3.^82%	^2.^63%	^3.^53%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	–^6.^72%	^1.^77%	^3.^08%

Rhode Island Fund	Length of Period Ended ^September 30, 2008
Average Annual Total Return:	One Year	Five Years*	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–9.^14%	^1.^42%	^3.^03%
Before Taxes and Including Maximum Sales Charge	–^13.^45%	^0.^44%	^2.^53%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–9.^14%	^1.^42%	^3.^02%
After Taxes on Distributions and Including Maximum Sales Charge	–^13.^45%	^0.^43%	^2.^52%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^–4.^43%	^1.^92%	^3.^29%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	–^7.^31%	^1.07%	^2.^84%

West Virginia Fund	Length of Period Ended ^September 30, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–11.^46%	^0.^64%	^2.^56%
Before Taxes and Including Maximum Sales Charge	–^15.^64%	^–0.^33%	^2.^06%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–11.^46%	^0.^63%	^2.^55%
After Taxes on Distributions and Including Maximum Sales Charge	–^15.^64%	^---0.^34%	^2.^05%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^–5.^97%	^1.^24%	^2.^87%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	–^8.^76%	^0.^40%	^2.^44%

Control Persons and Principal Holders of Securities. At ^January 1, 2009, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:^

California Fund	Morgan Stanley	Jersey City, NJ	10.7%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	10.4%
	Citigroup Global Markets, Inc.	New York, NY	6.9%
Massachusetts Fund Stifel Nicolaus & Co., Inc.		ST. Louis, MO	9.2%
	Citigroup Global Markets, Inc.	New York, NY	8.3%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	7.0%
Mississippi Fund	Telapex Inc.	Ridgeland, MS	15.2%
	Citigroup Global Markets, Inc.	New York, NY	13.4%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	6.0%
	Frances W. McDonald	Madison, MS	5.6%
New York Fund	Citigroup Global Markets, Inc.	New York, NY	12.8%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	8.3%
	Morgan Stanley	Jersey City, NJ	5.8%
Ohio Fund	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	12.5%
	Citigroup Global Markets, Inc.	New York, NY	6.1%
Rhode Island Fund	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	9.6%
West Virginia Fund	Citigroup Global Markets, Inc.	New York, NY	15.8%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	6.5%
	Special Custody Acct for the exclusive benefit of customers Omnibus
	Account	Louisiville, KY	6.0%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of a Fund as of such date.

APPENDIX B

Class B Fees, Performance & Ownership

Distribution and Service Fees. For the fiscal year ended ^September 30, 2008, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan, (3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, and (6) service fees paid to investment dealers. The service fees paid by the Funds that were not paid to investment dealers were retained by the principal underwriter^.

	Commission Paid
	by Principal	Distribution Fee				Service Fees
	Underwriter to	Paid to	CDSC Paid to	Uncovered	Service	Paid to
Fund	Investment Dealers Principal Underwriter Principal Underwriter			Distribution Charges	Fees	Investment Dealers
California	$12,378	$26,397	$6,900	$ 38,000 (1.1%)	$10,378	$8,932
Massachusetts	13,673	270,417	41,700	205,000 (0.7%)	86,207	81,300
Mississippi	46	18,304	4,200	499,000 (24.5%)	5,783	5,434
New York	55,242	85,971	38,100	335,000 (3.2%)	26,708	22,773
Ohio	62,203	167,453	44,700*	15,400 (0.07%)	63,777	56,686
Rhode Island	15,150	94,530	18,500	1,020,000 (9.9%)	30,068	28,005
West Virginia	44,209	41,512	8,700	544,000 (12.3%)	13,125	12,407

*Includes $15,400 that was paid directly to the Ohio Fund for days when no uncovered Distribution Charges existed.

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in each table. Any performance presented with an asterisk (*) includes the effect of subsidizing expenses. Performance would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund’s current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

California Fund	Length of Period Ended ^September 30, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–9.^91%	^0.^83%	^2.^49%
Before Taxes and Including Maximum Sales Charge	–^14.^23%	^0.^50%	^2.^49%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–9.^98%	^0.^76%	^2.^45%
After Taxes on Distributions and Including Maximum Sales Charge	–^14.31%	^0.^43%	^2.^45%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^–5.^11%	^1.^33%	^2.^77%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	–^7.^92%	^1.^06%	^2.^77%

^

Massachusetts Fund	Length of Period Ended ^September 30, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	–^11.^99%	^0.^20%	^2.^06%
Before Taxes and Including Maximum Sales Charge	–^16.^22%	^–0.^13%	^2.^06%
After Taxes on Distributions and Excluding Maximum Sales Charge	–^11.^99%	^0.^20%	^2.^05%
After Taxes on Distributions and Including Maximum Sales Charge	–^16.^22%	^---0.^13%	^2.^05%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^–6.^52%	^0.^81%	^2.^35%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	–^9.^28%	^0.^53%	^2.^38%

Mississippi Fund	Length of Period Ended ^September 30, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–6.^37%	^1.^06%	^2.^40%
Before Taxes and Including Maximum Sales Charge	–^10.^89%	^0.^72%	^2.^40%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–6.^37%	^1.^04%	^2.^39%
After Taxes on Distributions and Including Maximum Sales Charge	–^10.^89%	^0.^71%	^2.^39%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	–2.^92%	^1.^46%	^2.^62%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	–^5.^86%	^1.^18%	^2.^62%

New York Fund	Length of Period Ended ^September 30, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–11.^53%	^0.^28%	^2.^47%
Before Taxes and Including Maximum Sales Charge	–^15.^78%	^–0.^04%	^2.^47%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–11.^53%	^0.^22%	^2.^43%
After Taxes on Distributions and Including Maximum Sales Charge	–^15.^78%	^---0.^10%	^2.^43%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^–6.^19%	^0.^90%	^2.^75%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	–^8.^96%	^0.^63%	^2.^75%
Ohio Fund	Length of Period Ended ^September 30, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–8.^73%	^1.^47%	^2.^47%
Before Taxes and Including Maximum Sales Charge	–^13.^13%	^1.^14%	^2.^47%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–8.^74%	^1.^46%	^2.^47%
After Taxes on Distributions and Including Maximum Sales Charge	–^13.^14%	^1.^13%	^2.^47%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^–4.^44%	^1.^89%	^2.^76%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	–^7.^30%	^1.^61%	^2.^76%

Rhode Island Fund	Length of Period Ended ^September 30, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–9.^87%	^0.^68%	^2.^26%
Before Taxes and Including Maximum Sales Charge	–^14.^21%	^0.^34%	^2.^26%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–9.^87%	^0.^68%	^2.^26%
After Taxes on Distributions and Including Maximum Sales Charge	–^14.^21%	^0.^34%	^2.^26%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^–5.^18%	^1.^18%	^2.^53%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	–^8.^01%	^0.^90%	^2.^53%
West Virginia Fund	Length of Period Ended ^September 30, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–12.^10%	^–0.^10%	^1.^79%
Before Taxes and Including Maximum Sales Charge	–^16.^34%	^–0.^44%	^1.^79%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–12.^10%	^–0.^11%	^1.^78%
After Taxes on Distributions and Including Maximum Sales Charge	–^16.^34%	^----0.^45%	^1.^78%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^–6.^67%	^0.^49%	^2.^11%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	–^9.^42%	^0.^22%	^2.^11%

Control Persons and Principal Holders of Securities. At ^January 1, 2009, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:^

California	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	26.7%
	RBC Capital Markets Corp FBO Fischgrund Trust	Beverly Hills, CA	7.6%
	Charles Schwab & Co., Inc.	San Francisco, CA	5.0%
Massachusetts	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	12.0%
	Morgan Stanley	Jersey City, NJ	7.4%
Mississippi	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	23.0%
	Morgan Stanley	Jersey City, NJ	16.7%
	Morgan Keegan & Company, Inc.	Gulfport, MS	7.2%
	Charles Schwab & Co., Inc.	San Francisco, CA	6.0%
New York	Citigroup Global Markets, Inc.	New York, NY	9.5%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	9.5%
Rhode Island	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	9.8%
West Virginia	Citigroup Global Markets, Inc.	New York, NY	18.4%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	14.7%
	Morgan Stanley	Jersey City, NJ	6.8%

Beneficial owners of 25% or more of a Class are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

APPENDIX C

Class C Fees, Performance & Ownership

Distribution and Service Fees. For the fiscal year ended ^September 30, 2008, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class C shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan, (3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class C), (5) service fees paid under the Distribution Plan, and (6) service fees paid to investment dealers. The service fees paid by the Funds that were not paid to investment dealers were retained by the principal underwriter^.

	Commission Paid	Distribution Fee	CDSC Paid to			Service Fees
	by Principal Underwriter to	Paid to	Principal	Uncovered	Service	Paid to
Fund	Investment Dealers	Principal Underwriter	Underwriter	Distribution Charges	Fees	Investment Dealers
California	$105,440	$128,119	$3,000	$ 963,000 (6.1%)	$44,096	$34,897
Massachusetts	113,533	161,892	13,700	1,548,000 (8.7%)	42,992	34,284
Mississippi	2,520	824	9,900	82,000 (25.8%)	196	840
New York	224,214	293,477	6,600	2,451,000 (7.5%)	77,887	60,809
Ohio	179,816	285,540	6,900	2,599,000 (8.6%)	75,879	53,942
Rhode Island	29,501	29,903	1,800	324,000 (9.4%)	7,964	9,494
West Virginia	4,236	1,610	40	34,000 (6.4%)	358	1,410

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return for the period prior to the date this Class of each Fund was first offered, reflects the total return of Class B, adjusted to reflect the Class C CDSC. The ^Class C total return has not been adjusted to reflect certain other expenses (such as distribution and service fees). If such adjustments were made, the Class C total return would be different. Any performance presented with an asterisk (*) includes the effect of subsidizing expenses. Performance would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund’s current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.^

California Fund	Length of Period Ended ^September 30, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	–9.91%	0.79%	2.48%
Before Taxes and Including Maximum Sales Charge	–10.77%	0.79%	2.48%
After Taxes on Distributions and Excluding Maximum Sales Charge	–9.98%	0.72%	2.43%
After Taxes on Distributions and Including Maximum Sales Charge	–10.85%	0.72%	2.43%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	–5.11%	1.30%	2.75%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	–5.68%	1.30%	2.75%
Class C commenced operations August 31, 2004.

Massachusetts Fund	Length of Period Ended ^September 30, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	–11.99%	0.20%	2.05%
Before Taxes and Including Maximum Sales Charge	–12.83%	0.20%	2.05%
After Taxes on Distributions and Excluding Maximum Sales Charge	–11.99%	0.20%	2.05%
After Taxes on Distributions and Including Maximum Sales Charge	–12.83%	0.20%	2.05%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	–6.52%	0.81%	2.38%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	–7.07%	0.81%	2.38%
Class C commenced operations May 2, 2006.

^Mississippi Fund	Length of Period Ended ^September 30, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–6.^40%	1.05^%	^2.^39%
Before Taxes and Including Maximum Sales Charge	^–7.^30%	^1.^05%	^2.^39%
After Taxes on Distributions and Excluding Maximum Sales Charge	–6.40^%	^1.^04%	^2.^39%
After Taxes on Distributions and Including Maximum Sales Charge	^–7.^31%	^1.^04%	^2.^39%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	–2.^95%	1.46^%	^2.^62%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^–3.^54%	^1.^46%	^2.^62%
Class C commenced operations ^December 4, ^2007.

^New York Fund	Length of Period Ended ^September 30, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	–^11.^46%	–0.19^%	^2.^23%
Before Taxes and Including Maximum Sales Charge	–^12.^31%	^–0.^19%	^2.^23%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–^11.^46%	^–0.^27%	^2.^15%
After Taxes on Distributions and Including Maximum Sales Charge	^–^12.^31%	----^0.^27%	^2.^15%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	–^6.^15%	0.45^%	^2.^50%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^–6.^70%	^0.^45%	^2.^50%
Class C commenced operations ^September 30, ^2003.

^Ohio Fund	Length of Period Ended ^September 30, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–8.^91%	^1.^45%	^2.^46%
Before Taxes and Including Maximum Sales Charge	^–^9.^79%	^1.^45%	^2.^46%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–8.^92%	^1.^44%	^2.^44%
After Taxes on Distributions and Including Maximum Sales Charge	–^9.^80%	^1.^44%	^2.^44%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	–^4.^62%	^1.^86%	^2.^73%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^–5.19%	^1.^86%	^2.^73%
Class C commenced operations ^February 3, ^2006.

^Rhode Island Fund	Length of Period Ended ^September 30, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–9.^85%	^0.^65%	^2.^25%
Before Taxes and Including Maximum Sales Charge	^–10.^72%	^0.^65%	^2.^25%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–9.^85%	^0.^65%	^2.^25%
After Taxes on Distributions and Including Maximum Sales Charge	^–10.^72%	^0.^65%	^2.^25%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^–5.^18%	^1.^15%	2.51^%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^–5.^74%	^1.^15%	2.51^%
Class C commenced operations ^March 20, 2006.

^West Virginia Fund	Length of Period Ended ^September 30, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–12.^02%	^–0.^09%	^1.^80%
Before Taxes and Including Maximum Sales Charge	^–12.^87%	^–0.^09%	^1.^80%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–12.^02%	–^0.^09%	^1.^79%
After Taxes on Distributions and Including Maximum Sales Charge	^–12.^87%	---^0.^09%	^1.^79%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^–6.^63%	^0.^51%	^2.^12%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^–7.^18%	^0.^51%	^2.^12%
Class C commenced operations ^December 4, ^2007.

Control Persons and Principal Holders of Securities. At ^January 1, 2009, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:^

California	Merrill Lynch, Pierce, Fenner & Smith Incorporated	Jacksonville, FL	27.0%
	Citigroup Global Markets, Inc.	New York, NY	8.6%
	Morgan Stanley	Jersey City, NJ	5.6%
Massachusetts	Merrill Lynch, Pierce, Fenner & Smith Incorporated	Jacksonville, FL	10.6%
	Citigroup Global Markets, Inc.	New York, NY	7.2%
Mississippi	Pershing LLC	Jersey City, NJ	38.2%
	Pershing LLC	Jersey City, NJ	28.8%
	Janice F. Carpenter	Wiggins, MS	9.2%
	Albert E. Fant, III	Gulfport, MS	9.2%
	A.G. Edwards	St Louis, MO	9.2%
New York	Merrill Lynch, Pierce, Fenner & Smith Incorporated	Jacksonville, FL	22.4%
	Citigroup Global Markets, Inc.	New York, NY	12.0%
Ohio	Merrill Lynch, Pierce, Fenner & Smith Incorporated	Jacksonville, FL	18.3%
Rhode Island	Merrill Lynch, Pierce, Fenner & Smith Incorporated	Jacksonville, FL	20.8%
	NFS LLC FBO Joseph and Carol Costantino	E Greenwich, RI	13.6%
	NFS LLC FBO Florence A. Dulgarian	Cranston, RI	9.7%
	NFS LLC FBO James and Beverly Palombo	North Scituate, RI	6.1%
West Virginia	Raymond James & Assoc. Inc. FBO Paul and Nedra Hamrick	Ranson, WV	12.7%
	Raymond James & Assoc. Inc. FBO Marvin Bowers and Avis Parrish Shepherdstown, WV		12.3%
	Raymond James & Assoc. Inc. FBO Dorothy J. Strakal	Martinsburg, WV	10.5%
	Raymond James & Assoc. Inc. FBO Avis L. Parrish	Shepherdstown, WV	10.5%
	Raymond James & Assoc. Inc. FBO Daniel and Marie Nicol	Falling Waters, WV	9.5%
	First Clearing, LLC	Morgantown, WV	9.1%
	Raymond James & Assoc. Inc. FBO Jan and Ellen Keefer	Martinsburg, WV	6.3%
	Raymond James & Assoc. Inc. FBO Marvin and Betty Bowers	Shepherdstown, WV	6.3%

Beneficial owners of 25% or more of a Class are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

APPENDIX D

Class I Fees, Performance & Ownership

The Trustees of the Trust have determined that Class I shares of the Massachusetts Fund shall only be available to employees of Eaton Vance Corp. (and its affiliates, including subsidiaries), clients of Eaton Vance Corp. (and its affiliates, including subsidiaries) and certain institutional investors. The Massachusetts Fund and/or the principal underwriter reserve the right to permit purchases by other than affiliates, subsidiaries or clients of Eaton Vance Corp.

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in each table. Total return for the period prior to March 3, 2008 (for the California and New York Funds) reflects the total return of Class B shares, adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class I total return would be different. Any performance presented with an asterisk (*) includes the effect of subsidizing expenses. Performance would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund’s current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.^

California Fund	Length of Period Ended ^September 30, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes	–9.21%	1.49%	2.95%
After Taxes on Distributions	–9.85%	0.01%	1.20%
After Taxes on Distributions and Redemption	–4.94%	0.58%	1.53%
Class I commenced operations March 3, 2008

Massachusetts Fund	Length of Period Ended ^September 30, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes	–11.00%	1.17%	3.03%
After Taxes on Distributions	–11.00%	1.17%	3.03%
After Taxes on Distributions and Redemption	–5.54%	1.78%	3.36%
New York Fund	Length of Period Ended ^September 30, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes	–10.78%	0.91%	3.15%
After Taxes on Distributions	–11.36%	–0.60%	1.36%
After Taxes on Distributions and Redemption	–6.02%	0.08%	1.70%
Class I commenced operations March 3, 2008

Control Persons and Principal Holders of Securities. At ^January 1, 2009, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:^

California	Patterson & Co.	Charlotte, NC	77.6%
	Patterson & Co.	Charlotte, NC	21.8%
Massachusetts	A.G. Edwards	ST Louis, MO	18.4%
	NFS LLC	Boston, MA	13.1%
	SEI Private Trust Company c/o State Street Bank & Trust	Oaks, PA	10.3%
	NFS LLC FBO Mary R. Paci	New York, NY	7.4%
	Keybank NA FBO Gale Fred Trust	Cleveland, OH	5.3%
	SEI Private Trust Company c/o State Street Bank & Trust	Oaks, PA	5.2%

Beneficial owners of 25% or more of a Class are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

APPENDIX E

STATE SPECIFIC INFORMATION

Risks of Concentration. The following information as to certain state specific considerations is given to investors in view of a Fund’s policy of concentrating its investments in particular state issuers. Such information supplements the information in the prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of issuers of each particular state. The Trust has not independently verified this information.

The bond ratings provided in the prospectus are current as of the date of the prospectus and are based on economic conditions which may not continue; moreover, there can be no assurance that particular bond issues may not be adversely affected by changes in economic, political or other conditions. Unless stated otherwise, the ratings indicated are for obligations of the state. A state’s political subdivisions may have different ratings which are unrelated to the ratings assigned to state obligations.

CALIFORNIA

General Economic Conditions ^

The economy of the State of California (referred to herein as the “State” or “California”) is the largest among the 50 states and is one of the largest in the world, having major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services.

California’s July 1, ^2007 population of approximately 37.^8 million represented over ^12 percent of the total United States population. California’s population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent of the State’s population resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, ^2007, the 5-county Los Angeles area accounted for 49 percent of the State’s population with over 18.0 million residents and the 11-county San Francisco Bay Area represented ^21 percent of the State’s population with a population of nearly 8.0 million.

^

California’s economy slipped into a recession in early 2001, losing 362,000 jobs between January 2001 and July 2003. The recession was concentrated in the State’s high-tech sector and, geographically in the San Francisco Bay Area. The economy has since stabilized with 934,000 jobs gained between July 2003 and December 2007. A housing downturn that began in California in the fall of 2005 and worsened in 2006 and 2007 was instrumental in slowing average monthly job growth from 13,800 in 2006 to 3,400 in 2007. In the first five months of 2008, the State lost 5,600 jobs per month on average. The State Department of Finance forecasts that nonfarm payroll employment will decline by 0.2 percent in 2008 and then grow by 0.6 percent in 2009 and 1.4 percent in 2010. The State’s unemployment rate increased by 0.6 percent in May 2008 to 6.8 percent from 6.2 percent in April 2008 - the largest month-to-month increase in over 32 years. In May 2007, the unemployment rate was 5.3 percent. The national unemployment rate in 2007 was 4.5 percent in May 2007.

California personal income grew by 5.9 percent in 2007, as compared to 6.5 percent in 2006. The housing slump, higher energy prices and lower vehicle sales slowed taxable growth to a greater extent than personal income growth. After growing by 4.2 percent in 2006, taxable sales increased by only 0.2 percent in 2007, likely playing a role in the slowdown in taxable sales growth.

California home building and residential real estate markets continued to slow in 2007 and the first four months of 2008. Single-family residential permits were down 37 percent in 2007 and existing single-family home sales were off 26 percent. In the four months of 2008, single-family permits were down 60 percent from a year ago, and existing single-family detached home sales were down 21 percent.

Prior Fiscal Years’ Budgets

The California economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund tax revenues exceeded the estimates made at the time the budgets were enacted. The State ended the 2000-01 fiscal year with a budget reserve of $5.39 billion. However, during fiscal year 2001-02, the State experienced an unprecedented drop in revenues compared to the prior year largely due to reduced personal income taxes from stock option and capital gains activity. During the three fiscal years between 2001-02 and 2003-04, the State encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The budgets for these years included substantial reliance on one-time measures, internal borrowing and external borrowing. The State also faced a cash flow crisis during this period which was relieved by the issuance of revenue anticipation warrants in June 2002 and June 2003 and economic recovery bonds in the spring of 2004.

The fiscal year 2004-05 Budget Act (the “2004 Budget Act”) was adopted by the Legislature on July 29, 2004, along with a number of implementing measures, and signed by then Governor Schwarzenegger on July 31, 2004. In approving the budget, the Governor vetoed $116 million in appropriations (including $80 million in General Fund appropriations). The 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts, cost avoidance, fund shifts loans or borrowing, and transfers and other revenue, including the application for budgetary purposes of $2 billion of proceeds of the economic recovery bonds issued in fiscal year 2003-04. As of the release of the 2006-07 Governor’s Budget, the State ended fiscal year 2004-05 with a reserve of $9.1 billion.

The fiscal year 2005-06 Budget Act (the “2005 Budget Act”) was adopted by the Legislature on July 7, 2005, along with a number of implementing measures, and signed by Governor Schwarzenegger on July 11, 2005. In approving the budget, the Governor vetoed $190 million in appropriations (including $115 million in General Fund appropriations). The 2005 Budget Act contained General Fund appropriations of $90.0 billion, compared to $81.7 billion in 2004-05. The difference between revenues and expenditures in fiscal year 2005-06 were funded by using a part of the $7.5 billion fund balance at June 30, 2005. Under the 2005 Budget Act, the June 30, 2006 reserve was projected to be $1.302 billion. About $900 million of this reserve was set aside for payment in fiscal year 2006-07 of tax refunds and other adjustments related to the tax amnesty program implemented in early 2005.

The fiscal year 2006-07 Budget Act (the “2006 Budget Act”) was adopted by the Legislature on June 27, 2006, along with a number of implementing measures, and signed by the Governor on June 30, 2006. In approving the budget, the Governor vetoed $112 million in appropriations (including $62 million in General Fund appropriations). Under the 2006 Budget Act, General Fund revenues were projected to increase 1.2 percent from $92.7 billion in fiscal year 2005–06 to $93.9 billion in fiscal year 2006–07^. The ^2006 Budget Act ^contained General Fund ^appropriations of $101.3 billion, compared to $92.7 billion in 2005-06. This included more than $4.9 billion, or 4.7 percent of total General Fund resources available, to address the State’s debt by establishing a budget reserve of $2.1 billion and making early debt repayments of $2.8 billion. The difference between revenues and expenditures in 2006-07 was funded by using a large part of the 2006-07 beginning fund balance. The June 30, 2007 reserve was projected to be $2.1 billion, compared to an estimated June 30, 2006 reserve of ^$9.5 billion^.

Current State Budget

2007 Budget Act. The 2007 Budget Act was adopted by the Legislature on August 21, 2007, along with a number of implementing measures, and signed by the Governor on August 24, 2007. In approving the 2007 Budget Act the Governor vetoed $943 million in appropriations from the General Fund, special funds, and bond funds (including $703 million in General Fund appropriations).

^

The 2007 Budget Act signed by Governor Schwarzenegger included the largest reserve of any budget act in the State’s history, a total of $4.1 billion. The reserve was made so large because the 2007 Budget Act contained a number of risks. By the time of the 2008-09 Governor’s Budget, released on January 10, 2008, it had become clear that may of these risks had in fact occurred, and that even the planned reserve would not be enough to keep the budget in balance through June 30, 2008. Accordingly, the Governor called a special session of the Legislature which took a series of actions to close the budget gap, and the Governor took certain additional actions not requiring legislative action.

Under the 2007 Budget Act, General Fund revenues and transfers are projected to increase 6.0 percent, from $95.5 billion in fiscal year 2006-07 to $101.2 billion in fiscal year 2007-08. The 2007 Budget Act contains General Fund appropriations of $102.3 billion, compared to $101.7 billion in 2006-07. The June 30, 2008 total reserve was projected to be $4.1 billion^. The 2007 Budget Act contains the ^following major General Fund components:

^

^Maximizing the Value of the State’s Student Loan Guarantee Function ^– The 2007 Budget Act assumes the sale of, or other contractual arrangement for the operation of, California’s student loan guarantee function, generating $1 billion in one-time revenue. The State’s student loan guarantee function is operated through a contract between the California Student Aid Commission (“CSAC”) and EdFund, a non-profit public benefit corporation established by CSAC. EdFund, the second largest guaranty operator in the nation, services student loans for students attending schools in California and throughout the nation. Over half of all loans serviced by EdFund are held by non-California students. This proposal will not adversely affect students’ access to loans or the interest rates students pay for loans (which are set by the federal government). Neither CSAC nor EdFund sets loan interest rates or charge students fees. The 2007 Budget Act estimate was reduced to $500 million in the 2008-09 Governor’s Budget, and by the time of the 2008-09 May Revision, it was projected that the sale would not occur until the 2009-10 fiscal year, in part due to changes in the student lending industry and tightening of credit markets.

^Repayments and prepayments of prior obligations ^– The 2007 Budget Act includes $1 billion in prepayments of the Economic Recovery Bonds (“ERBs”) from moneys transferred to the Budget Stabilization Account, and $5 million of other budgetary debt repayments. This brings the total set aside to repay the Economic Recovery Bonds to $6.8 billion in four years since the bonds were issued^.

^Budget Stabilization Account ^– The 2007 Budget Act fully funds the transfer of $2.045 billion to the Budget Stabilization Account, the full amount pursuant to Proposition 58. Half of this amount, or $1.023 ^billion is reported as a reduction of revenues. The other half ^was transferred for the purpose of early retirement of Economic Recovery Bonds.

^

^Proposition 98 ^– The 2007 Budget Act ^included Proposition 98 expenditures from the General Fund ^of $41.5 billion, which is an increase of $712 million, or 1.7 percent, compared to the revised 2006-07 estimate. When property taxes are taken into account, the total Proposition 98 guarantee is $57.1 billion, which is an increase of $2.2 billion, or 3.9 percent. The 2007 Budget Act also ^continued to include $426 million above the 2006-07 Proposition 98 guarantee level to implement Proposition 49.

^K-12 Education ^– The 2007 Budget Act includes $66.8 billion ($41.4 billion General Fund and $25.4 billion other funds) for K-12 education programs in 2007-08. This reflects an increase of $3.5 billion ($1.6 billion General Fund and $1.9 billion other funds). Total per-pupil expenditures ^were projected to increase by $378 to $11,541 in 2007-08, which includes funds for prior year settle-up obligations. The Legislature adopted legislation during the fiscal emergency special session that reduced 2007-08 Proposition 98 appropriations by $506.8 million; however, $295.4 million was offset by reappropriating prior year Proposition 98 savings. The remaining $211.4 million reduction eliminated appropriations from programs that encountered implementation delays or were not going to utilize the funding.

^Higher Education ^– The 2007 Budget Act ^reflects total funding of $19.7 billion, including $14 billion General Fund and Proposition 98 sources for all major segments of higher education (excluding infrastructure and stem cell research), which reflects an increase of $1.1 billion ($853 million General Fund and Proposition 98 sources) above the revised ^2006-07 level. This ^included funding for the compacts signed in 2004 with the University of California and the California State University^.

^Health and Human Services ^– The 2007 Budget Act includes $29.7 billion General Fund for Health and Human Services programs, which is an increase of $301 million from the revised 2006-07 estimate. Total funding from all State funds for Health and Human Services programs is $38.0 billion, which is an increase of $1.6 billion from the revised 2006-07 estimate.

^Transportation Funding ^– The 2007 Budget Act includes $1.48 billion to fully fund Proposition 42 in 2007-08. Proposition lA was passed in November 2006 and ^provided for the repayment of any remaining Proposition 42 debt by the year 2015-16. Pursuant to Proposition 1A, the 2007 Budget Act repays $83 million from the 2003-04 and 2004-05 Proposition 42 suspensions. Because the issuance of tribal gaming bonds continues to be delayed, the 2007 Budget Act also ^provided for the use of $100 million in tribal gaming compact revenues that will be received in 2006-07, 2007-08, and any future years until the bonds are sold, to repay past loans made from the State Highway Account, the Traffic Congestion Relief Fund, and the Public Transportation Account (“PTA”). Proposition 1B was also passed in November 2006, providing $19.925 billion in bonding authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality. The authority for the use of any bond funds must be provided for in the Budget Act. The 2007 Budget Act provides a total of $4.2 billion in Proposition 1B funding.

On September 6, 2007, the California Transit Association filed a lawsuit with the Superior Court of Sacramento seeking an injunction to prohibit the use of $1.188 billion in 2007-08 vehicle fuel tax revenues for a number of public transit related programs provided in the 2007 Budget Act and related legislation. The suit also seeks to prohibit similar uses of lesser amounts of these funds in future years. ^The 2007 Budget Act uses funding that otherwise would have been transferred to the PTA or used to fund other transit-related costs that had been funded from the General Fund in prior years, including $948 million for payment of debt service on transportation bonds and $228 million for transportation services provided to public school students and Developmental Services Regional Center clients. If successful, the lawsuit would result in more funds being available in the PTA, but would not result in additional expenditure authority for public transportation programs in the current year due to an appropriations cap. In March 2008, a Superior Court judge issued a ruling which upheld the use of $779 million of the challenged funds, but determined that use of $409 million to reimburse the General Fund for prior years’ debt service costs was unlawful. Subsequent to a tentative decision issued by the judge on January 29, 2008, the Legislature passed emergency legislation which added $409 million from the PTA for use in funding transportation services for public school students. The Court’s ruling specifically found use of the PTA for such purpose to be lawful. The plaintiffs and the State have both appealed the trail court’s ruling.

^Lease of State Lottery ^– In the 2007-08 May Revision, the Governor proposed an examination of the potential benefits which could be derived from a lease of the State Lottery to private operators. The Governor indicated the belief that if private operators could substantially improve the returns from the Lottery – which currently operates below the national average in per capita receipts – the State may be able to realize substantial new income while still providing a guaranteed payment to schools. The Governor did not include any specific proposal in the 2007-08 May Revision, and the 2007 Budget Act does not include any increased revenue estimate based on such a transaction. However, a proposal to securitize Lottery revenues is included in the 2008-09 May Revision.

^Revenue Actions ^– The 2007 Budget Act ^included several revenue proposals that were in the 2007-08 Governor’s Budget. The most significant changes included the repeal of the teacher tax credit, resulting in an estimated revenue gain of $170 million in 2007-08, and additional efforts to reduce the “tax gap,” which tax professionals define as the difference between what taxpayers should pay and what is actually paid, which is estimated to result in $77.5 million in additional personal income tax and corporation tax revenues in 2007-08.

^

Budget Risks and Structural Deficit. For fiscal year 2007-08, the State ^faced a number of issues and risks that may impact the General Fund, and ^which reduced the budget reserves included in the 2007 Budget Act (originally $4.1 billion). ^In addition to certain developments listed in the ^individual budget items ^above, the following developments have occurred since enactment of the ^2007 Budget Act:

^

Deterioration of revenues below 2007-08 May Revision estimates, primarily as a result of weaker economic conditions in the State. The 2008-09 Governor’s Budget projected a reduction in the three major sources of General Fund tax revenues (personal income, sales and use, and corporate income) of $4.1 billion compared to the earlier estimate. The 2008-09 May Revision reported that these tax revenues would be slightly higher than the January estimate, with stronger receipts in personal income taxes offsetting weaker receipts in sales an corporation taxes.

Payment from budget reserves of $500 million which as a result of an adverse court ruling in August 2007 in a case involving delayed payments to the State Teachers’ Retirement Fund. The courts have determined that interest on this amount is due at the rate of 10 percent for pre-judgment interest and 7 percent for post judgment interest. The State ultimately expects to pay about $228 million in interest, in four installments, beginning in 2009-10.

^Additional Proposition 98 spending ^because the State Controller’s Office’s initial property tax audit report, which is under review, indicates the property tax revenues reported by the schools is generally accurate, and does not ^support assumptions in the 2007 Budget Act about property tax growth.

^

Potential impact on the General Fund reserve from lawsuit challenging use of funds in the Public Transportation Account. See “Transportation Funding” above. The Administration believes subsequent legislative action in the fiscal emergency special session has addressed the Superior Court’s objections to the original 2007 Budget Act actions. However, the case may still be appealed.

Approximately $3.5 billion of the budget solutions included in the 2007 Budget Act were one-time actions, which cannot be repeated in 2008-09. Some of the larger one-time actions include sale or other arrangements to maximize value of the State’s student loan guarantee function operated through a nonprofit entity, EdFund, originally estimated at $1 billion, transfer of $657 million of proceeds from refinancing tobacco securitization bonds, use of $663 million of Public Transportation Account Funds to reimburse the General Fund primarily for debt service on transportation bonds and $437 million of Proposition 98 savings^.

Complete text of the 2007 Budget Act may be found at the website of the Department of Finance (www.dof.ca.gov), under the heading “California Budget.” Information on the website is not incorporated herein by reference^.

Proposed Fiscal Year 2008-09 Budget (as updated by the 2008-09 May Revision)

The 2008-09 May Revision, released on May 14, 2008, projects to end fiscal year 2008-09 with a $2.0 billion total reserve. General Fund revenues and transfers for fiscal year 2008-09 are projected at $103.0 billion, an increase of $1.8 billion or 1.8 percent compared with revised estimates for fiscal year 2007-08. The 2008-09 May Revision, among other assumptions, reflects $5.1 billion in revenues that will be transferred from the proposed Revenue Stabilization Fund, as discussed in the first two paragraphs below. General Fund expenditures for fiscal year 2008-09 are projected at $101.8 billion, a decrease of $1.7 billion, or 1.6 percent, compared with the revised estimates for 2007-08.

The 2008-09 May Revision has the following major General Fund components:

Budget Reform – In January, the 2008-09 Governor’s Budget proposed to establish the Budget Stabilization Act to address the problem of volatile revenues and over-spending in the state budget process, and the creation of the Revenue Stabilization Fund (“RSF”) where revenues above a reasonable, long-term average rate of growth will be deposited. The 2008-09 May Revision proposes to capitalize the RSF in 2008-09 and thus provide $5.1 billion to the General Fund. The 2008-09 May Revision also proposes a fail-safe mechanism to ensure that the RSF has a sufficient balance to transfer $5.1 billion to the General Fund in 2008-09 in the event that the proposed securitization of future revenues from the State Lottery cannot be implemented on a timely basis, as discussed in the next paragraph. If the RSF balance is insufficient to transfer the $5.1 billion to the General Fund, a temporary one-cent ($.01) sales tax increase will be triggered. The triggered increase would remain in effect until the RSF has reached the targeted fund balance of 15% of General Fund tax revenues or until June 30, 2011, whichever occurs first. After this temporary mechanism is no longer in effect, the amount of revenues collected under the temporary mechanism will be returned to Californians in the form of tax rebates, invested in one-time infrastructure projects, or used to pay off debt.

Modernization of the California Lottery – The 2008-09 May Revision proposes to maximize the return on the State’s lottery by providing operational flexibility similar to lotteries in most other states. The May Revision is proposing to securitize future revenues resulting from the improved performance of the lottery to fund the RSF. The Administration anticipates $5.1 billion in bond revenues for the State budget in 2008-09 alone.

Budget Balancing Reductions – The 2008-09 May Revision continues to propose budget-balancing reductions of $8.0 billion in 2008-09 to close the remaining $17.2 billion budget gap. The proposal for 10 percent across-the-board reductions applies to all General Fund departments and programs, Boards, Commissions, and elected offices including the legislative and judicial branches except where such a reduction is in conflict with the State constitution or impractical.

Cash Flow Management – The 2008-09 Governor’s Budget reported that deterioration of the budget reserve in the current year resulted in a projected cash shortage in July and August, 2008. In order to manage cash flow for current and budget years and ensure timely payments of the State’s debts, the 2008-09 Governor’s Budget proposed a number of cash management solutions. These included selling $3.313 billion of ERBs, which occurred on February 14, 2008, to help current year cash flow and, among other solutions, delaying disbursement of deferred apportionments for K-12 schools and community colleges to achieve $1.3 billion of savings. The fiscal emergency special session of the Legislature adopted most of the Governor’s proposed cash management solutions, totaling $8.6 billion ($4.3 billion in 2007-08 and $4.3 billion in 2008-09), which included delays in making certain payments in the start of the 2008-09 fiscal year. The 2008-09 May Revision proposes to improve the State’s cash management to smooth out General Fund disbursements throughout the fiscal year to better align receipts and disbursements. The proposal will reduce the State’s reliance on external cash flow borrowing. There is potential that the State will need to issue a cash flow borrowing instrument earlier than usual, due to the lack of a healthy beginning General Fund cash balance and a projected significant amount of carryover cumulative loan balance from 2007-08 into 2008-09.

Proposition 98 – The Proposition 98 Guarantee for 2008-09 is projected to grow to $56.8 billion, of which $41.4 billion would be from the General Fund. The 2008-09 May Revision restores $1.8 billion General Fund and fully funds the Proposition 98 Minimum Guarantee.

K-12 Education – The 2008-09 May Revision projects total revenues for K-12 education programs to be $71 billion ($41.7 billion General Fund and $29.3 billion other funds) in 2008-09. This reflects an increase of $1.5 billion ($1.7 billion General Fund) over the 2008-09 Governor’s Budget. Total per-pupil expenditures are projected to be $12,000 in 2008-09, including funds provided for prior year settle-up obligations.

Higher Education – The 2008-09 May Revision reflects a total funding of $20.6 billion, including $13.8 billion General Fund and Proposition 98 sources for all major segments of Higher Education (excluding infrastructure and stem cell research) after budget-balancing reductions and other policy reductions. This reflects an increase of $565.6 million (including $14.2 million General Fund and Proposition 98 sources) above the revised 2007-08 level.

Health and Human Services – The 2008-09 May Revision includes $29.8 billion General Fund for Health and Human Services Programs, which is an increase of $74 million from the revised 2007-08 estimate. Total funding from all State funds for Health and Human Services programs is $38.1 billion. The major General Fund workload adjustments include the following: (a) an increase of $187.7 million for health programs and an increase of $52.5 million for human services programs attributable to enrollment, caseload, and population driven changes, (b) an increase of $169.8 million for required managed care rate adjustments, and (c) and increase of $22.4 million for statutorily required cost-of-living adjustments for Skilled Nursing Facilities. The 2008-09 May Revision proposes expenditure reductions due to policy adjustments, including (a) $266.3 related to reforms in the In-Home Supportive Services program; (b) $111.2 million by eliminating the Cash Assistance for Immigrants Program; (c) $108.8 million by not passing through the federal Supplemental Security Income cost-of-living adjustment, (d) $73.2 million related to implementation of stricter Medi-Cal eligibility and income level requirements, and (e) $86.7 million for limitation of Medi-Cal benefits for certain eligibility groups.

Transportation Funding – The 2008-09 May Revision includes $1.43 billion to fully fund Proposition 42 in 2008-09. Proposition 1A was passed in November, 2006 and provides for the repayment of any remaining Proposition 42 debt by the year 2015-16. Pursuant to Proposition 1A, the 2008-09 May Revision repays $83 million from the 2003-04 and 2004-05 Proposition 42 suspensions. Because the issuance of tribal gaming bonds continues to be delayed, the Governor’s Budget proposes to use the $100 million in tribal gaming compact revenues that will be received in 2007-08 and 2008-09 until the bonds are sold, to repay past loans made from the State Highway Account, the Traffic Congestion Relief Fund, and the Public Transportation Account. Proposition lB was also passed in November, 2006, providing $19.9 billion in bonding authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality. The authority for the use of any bond funds must be provided for in the Budget Act. The 2008-09 May Revision proposes to appropriate $4.4 billion in Proposition lB funding. The 2008-09 May Revision also proposes $828 million in General Fund relief from sales tax revenues, including revenues from the “spillover.” Of this amount, $593 million will be redirected from local transit grants through the State Transit Assistance program to fund Home-to-School Transportation out of the Public Transportation Account instead of the General Fund. Additionally, the remaining $235 million will be redirected from both local transit grants and State capital projects to reimburse the General Fund for debt service payments made on transportation bonds in past years.

Budget Stabilization Account – Under normal circumstances, the State of California would set aside $1.509 billion for fiscal year 2008-09 in the Budget Stabilization Account (“BSA”) for rainy day purposes. Given the remaining $17.2 billion budget deficit, the 2008-09 May Revision continues to propose to suspend this transfer to the BSA for the 2008-09 fiscal year. On May 28, 2008, the Governor issued an Executive Order which officially suspends the BSA transfer for 2008-09.

LAO Assessment. The Legislative Analyst’s Office (the “LAO”) has released several reports which include their estimates and assessments of State budget acts and associated fiscal and economic projections. These include a report titled “^Overview of the ^2008-^09 May Revision^” ^dated ^February 20, ^2008. In the ^report, ^the LAO makes the following statements in “^The ^State’s Fiscal Picture” section:

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“We have examined the implications of the May Revision using our own revenue forecast and our own estimates of the impact of the Governor’s proposals on revenues and expenditures. . . . Our current- and budget-year economic and revenue forecasts are similar to those of the administration. For both forecasts, economic growth is expected to stay minimal until mid-2009 and begin to strengthen thereafter, with our forecast providing a somewhat faster revenue bounce back. At this point in time, however, there is more uncertainty than normal about the severity and duration of the economic slowdown.

Our revised economic forecast is slightly more pessimistic than that of the administration. As a result, our estimate of revenues totals about $300 million less than the administration’s over the current and budget years combined — a minor difference given the state’s General Fund revenue base of roughly $100 billion. Whereas in past years small differences in a fiscal year’s total revenues often masked large offsetting projections in the major taxes, our forecasts this time are similar to the administration’s for all the major revenue sources.

The administration’s spending projections are generally reasonable. In total, we project that spending under the Governor’s policies would be about $250 million higher in 2007-08 and 2008-09 combined than the administration’s projections. One key factor is our treatment of the administration’s correctional officer pay proposal. . . . We have counted the entire $521 million cost over two years as expenditures…[a]lthough the May Revision removes most of this funding from expenditure totals

Partially offsetting these higher costs is our assumption of an additional $600 million … in local property taxes -- lowering the state’s Proposition 98 General Fund obligations. …

As a result of these revenue and expenditure projections, if the Legislature were to adopt all of the Governor’s budget proposals and policies and they worked as intended, we project that the state’s year-end 2008-09 reserve would be about $500 million lower than the administration assumes.

The administration describes its sales tax trigger as a fail-safe mechanism in case the lottery proposal is defeated or delayed. Our understanding is that the earliest the Director of Finance could trigger the sales tax is January 1, 2009. Thus, in 2008-09, the sales tax increase could only produce a half-year’s worth of revenues — roughly $3 billion. If triggered, the Governor’s proposed budget would be in deficit as a result of the difference between the assumed lottery securitization ($5 billion) and the half- year sales tax revenue ($3 billion).”

In a portion of the Report assessing the Governor’s proposal for securitizing future receipts from the state Lottery, the LAO stated:

“There are significant risks to education’s lottery funding in the administration’s plan. The administration’s assumed doubling of lottery sales and profits within five to ten years is a very optimistic assumption...We assess the risk that education would receive less than the planned $1.2 billion deposit in some future years as very high under the Governor’s proposal. [italics in the original] …

We acknowledge that using some one-time proceeds from a lottery securitization may be a reasonable way to help balance the budget, given the severity of the current fiscal problem. Our major concern with the Governor’s plan, however, is that it makes overly optimistic and potentially unobtainable assumptions about the ability of the lottery to increase its profits. Therefore, there is a very strong likelihood that distributions to public education would fall well short of the $1.2 billion per year targeted by the administration, and this could result in new spending pressures for the General Fund.”

The Report includes alternate budget-balancing proposals from the LAO, including a smaller lottery securitization plan.

Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656. Information on the website is not incorporated herein by reference.

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Fiscal Year 2008-09 Budget Act. As of July 1, 2008, the State Legislature had not adopted the fiscal year 2008-09 Budget Act (the “2008 Budget Act”). Upon the adoption of the 2008 Budget Act by the State Legislature and approval by the Governor, complete text of the 2008 Budget Act may be found at the website of the Department of Finance (www.dof.ca.gov), under the heading “California Budget.” Information on the website is not incorporated herein by reference.

Future Budgets

It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

Ratings

Currently, the following ratings for the State of California general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”):^

Fitch	Moody’s	S&P
A+	A1	A+

These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Local Governments

General. The primary units of local government in the State are 58 counties, ^which range in population from approximately 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for ^the provision of many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also 478 incorporated cities in the State and thousands of special districts formed for education, ^utilities and other services. The fiscal condition of local governments has been constrained since ^Proposition 13, which added Article ^XIII A to the State Constitution, was approved by State voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community ^colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding ^sources, such as sales ^taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 ^Budget Act, related legislation and the enactment of Proposition 1A in 2004 (described below) dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “State–local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from ^2 percent to 0.^65 percent of the market value of the vehicle. In order to protect local governments, which ^previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive. This worked to the benefit of local governments, because the backfill amount annually increases in proportion to the growth in secured roll property tax revenues, which has historically grown at a higher rate than VLF revenues.

As part of the State-local agreement, Proposition 1A (^“Proposition 1A^”) was approved by the voters at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008–09, the State will be able to borrow up to ^8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal ^hardship and two–thirds of both houses of the Legislature approves the ^borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of ten fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing the funding needed to comply with the mandates. Beginning in fiscal year 2005–06, if the State does not provide funding for ^activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate is suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

Welfare. The entire Statewide welfare system was changed in response to the change in federal welfare law in 1996. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104–193) fundamentally reformed the nation’s welfare system. The Law included, among other things, provisions to convert Aid to Families with Dependent Children, an entitlement program, to Temporary Assistance for Needy Families (“TANF”), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes^. The revised basic State welfare system, California Work Opportunity and Responsibility to Kids (“CalWORKs”) which embodies the State’s response to the federal welfare system, contains time limits on the receipt of welfare aid and the linkage of ^eligibility to work participation requirements. Under the CalWORKs program, counties are give flexibility to develop their own plans, consistent with State law to implement the program and to administer many of its elements. Counties are still required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs^.

^The revised CalWORKs caseload projections are ^460,^119 cases in fiscal year ^2007–^08 and ^386,^871 cases in ^2008-09. This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in fiscal year 1994–95. Since CalWORKs’ inception in January 1998, caseload has declined by over ^36 percent.

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The 2007 Budget Act includes total CalWORKs-related expenditures of $6.7 billion for fiscal year 2008-09, including TANF and Maintenance of Effort (“MOE”) countable expenditures, of which $2.697 billion is budgeted to be paid from the General Fund. The amount budgeted includes $5.3 billion for CalWORKs program expenditures within the Department of Social Services’ budget, $100 million in county expenditures, $1.3 billion in other programs.

The 2008-09 Governor’s Budget originally included MOE expenditures in excess of the required level. These additional expenditures included $349.2 million for the State Department of Education’s after-school programs and the Student Aid Commission’s CalGrants that were counted towards the CalWORKs MOE, reducing California’s work participation requirement by an estimated 5.1 percent. As a result of the federal Final Rule released in February 2008, many of the expenditures that California had counted as excess MOE were disallowed, effectively eliminating the caseload reduction credit gained from those expenditures. The 2008-09 May Revision identifies sufficient excess MOE expenditures, along with the new proposals to increase the State’s work participation rate outlined above, to bring California into compliance with federal work requirements by 2009-10.

In the fiscal emergency special session, the Legislature eliminated $40 million in Pay for Performance incentive funds in 2007-08, and approved a delay in providing the July 2008 CalWORKs COLA until October 2008, resulting in savings of $40.5 million in 2008-09. The 2008-09 May Revision proposes to eliminate the COLA and the pay for performance incentive of $40 million in 2008-09 and ongoing.

Current policies are not expected to increase work participation rates enough to meet the federal requirement for at least 50 percent work participation among all families. Although the rates, as adjusted for caseload reduction credits, have not yet been finalized, California will fail to meet the work participation rate for FFY 2007, the first year for which the DRA’s changes were effective. As a result, California’s required Maintenance of Effort (“MOE”) will be 80 percent of FFY 1994 historic expenditures rather than the 75 percent MOE level California has been required to meet. The 2008-09 May Revision continues to reflect an increase of MOE spending by $179.5 million in 2008-09, to $2.9 billion, to reflect this penalty.

^Considerable improvement in work participation rates must be achieved to avoid additional federal penalties, which could cost the State and counties more than $1.5 billion ^over a five-year period beginning in fiscal year 2009-10.

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Trial Courts. Prior to legislation enacted in 1997, local governments provided the majority of funding for the State’s trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on ^counties. For fiscal years ^2007-^08 and ^2008-^09, the State’s trial court system will receive approximately $2.^7 billion, in each fiscal year, and $499 million in resources from the counties in each fiscal year.

Constitutional and Statutory Limitations on Taxes and Appropriations^; Constraints on the State Budget Process; Future Initiatives

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, restricted the use of the State’s General Fund or special fund revenues, or otherwise limited the State Legislature and the Governor’s discretion in enacting budgets. Historic examples of provisions that make it more difficult to raise taxes include Article XIIIA of the State Constitution, which resulted from the voter-approved Proposition ^13, passed in 1978, which, among other things, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the Legislature. Examples of provisions restricting the use of General Fund revenues are Article XIIIB of the State Constitution, which limits the amount of appropriations (not including expenditures for voter-approved debt service) of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local governments have financial responsibility for providing, Proposition 98, passed in 1988, which mandates that a minimum amount of General Fund revenues be spent on local education, and Proposition 10, passed in 1988, which raised taxes on tobacco products and mandated how the additional revenues would be expended.

More recently, a new series of constitutional amendments sponsored by Governor Schwarzenegger and approved by the voters, have also affected the budget process. These include Proposition 1A (described under ^“Local Governments^” above) and Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits. Proposition 58 and other voter initiatives affecting the budget process are described below.

Proposition 58, approved by the voters in 2004, requires the State to enact a balanced budget, and establish a special reserve ^and restricts future borrowing to cover fiscal year end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the Legislature would be prohibited from: (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

^

Proposition 58 also requires that a special reserve (the “Budget Stabilization Account”) be established. The Budget Stabilization Account will be funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited.

Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

An initiative statute, Proposition 49, called the “After School Education and Safety Program of 2002,” was approved by the voters on November 5, 2002, and ^required the State to expand funding for before and after school programs in the State’s public ^elementary, middle and junior high schools. This increase was first ^triggered in ^2006-07, ^which increased funding for these ^programs to ^$550 million^. ^These funds are ^part of Proposition 98 minimum funding guarantee for K-14 ^education. The 2008-09 Governor’s Budget reflects a reduction of $59.6 million for Proposition 49 programs, ^consistent with other reductions proposed for Proposition 98 programs. This will require a ballot initiative to go before the ^voters to amend the funding level under Proposition ^49.

On November 2, 2004, the voters approved Proposition 63, which imposes a ^one percent tax surcharge on taxpayers with annual taxable income of more than $1 million for purposes of funding and expanding mental health services. In addition, Proposition 63 prohibits the Legislature or the Governor from redirecting funds now used for mental health services to other purposes or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04.

On November 7, 2006, voters approved Proposition 1A, which was placed on the ballot by the Legislature as Senate Constitutional Amendment No. 7 (“SCA 7”), to protect Proposition 42 transportation funds from any further suspensions. Provisions of the State Constitution enacted as Proposition 42 in 2002, permit the suspension of the annual transfer of motor vehicle fuel sales tax revenues from the General Fund to the Transportation Investment Fund if the Governor declares that the transfer will result in a “significant negative fiscal impact” on the General Fund and the Legislature agrees with a two-thirds vote of each house. SCA 7 modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such a suspension occurs, the amount owed ^by the General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any ten-year period. In 2003-04, the scheduled Proposition 42 transfer of $868 million was suspended, and in 2004-05 the full transfer of $1.258 billion was suspended. The Proposition 42 transfer was fully funded in 2005-06 at $1.359 billion. The 2006 Budget Act fully funded the Proposition 42 transfer at $1.^415 billion for 2006-07, and also included $1.415 ($1.215 billion from the ^General Fund) for advance repayment of a portion of the 2003-04 and 2004-05 suspensions. The 2007 Budget Act fully ^funded the Proposition 42 transfer at $1.^439 billion and the required repayment for remaining Proposition 42 debts at $83 million for 2007-08. The 2008-09 May Revision proposed to fully fund the Proposition 42 transfer for 2008-09 at $1.432 billion with another $83 million to repay a portion of past suspensions.

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The Fund cannot predict the impact of legislation on the bonds in the Fund’s portfolios. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State’s ability to fund such programs by raising taxes.

Pending Litigation

The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the State Treasurer’s Office at 800-900-3873 or at www.treasurer.ca.gov. Information on the website is not incorporated herein by reference.

Revenue Distribution. Certain Debt Obligations in the Portfolio may be obligations of issuers which rely in whole or in part on California state revenues for payment of these obligations. Property tax revenues and a portion of the state’s General Fund is distributed to counties, cities, school districts and other local agencies. Whether and to what extent a portion of the state’s General Fund will be distributed in the future to counties, cities and their various entities is unclear.

Health Care Legislation. Certain Debt Obligations in the Portfolio may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under federal and California law may adversely affect these revenues and, consequently, payment on those Debt Obligations.

Medicare is a federal governmental health insurance system under which health care institutions and other providers are paid directly for services provided to eligible elderly and disabled persons. General acute care hospitals are generally reimbursed for inpatient and other services provided to Medicare patients under the prospective payment system, under which Medicare pays a predetermined rate for each covered service. The actual cost of care may be more or less than such reimbursement rates.

Medicaid is a program of medical assistance, funded jointly by the federal government and the states, for certain needy individuals and their dependents. Under Medicaid, the federal government provides grants to states that have medical assistance programs that are consistent with federal standards. Medi-Cal is the Medicaid program in California. The state of California selectively contracts with general acute care hospitals to provide acute inpatient services to Medi-Cal patients. Except in areas of the state that have been excluded from contracting, a general acute care hospital generally will not qualify for payment for non-emergency acute inpatient services rendered to a Medi-Cal beneficiary unless it is a contracting hospital.

The financial challenges faced at the federal and the state levels and the resulting attempts to balance the federal and the state budgets have negatively impacted the reimbursement rates received by health care institutions under the Medicare and Med-Cal programs. No assurance can be given that reimbursement rates will cover the actual costs of providing services to Medicare and Medi-Cal patients.

In California, private health plans and insurers are permitted to contract directly with hospitals for services to beneficiaries on negotiated terms. Many PPOs and HMOs currently pay providers on a negotiated fee-for-service basis, or, for institutional care, on a fixed rate per day basis, which, in each case, is discounted from the typical charges for the care provided. The discounts offered are typically premised on a certain pattern and volume of utilization of the provider’s services. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital’s patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

These Debt Obligations may also be insured by the state pursuant to an insurance program (the "Program") implemented by the Office of Statewide Health Planning and Development (the "Office") for health facility construction loans. If a default occurs on insured Debt Obligations, the state Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from such reserve fund. In the event the reserve fund is unable to pay the principal of or interest on the debenture, the state Treasurer shall pay such amounts out of any unappropriated state funds. In the event of a default in payment of the debentures, such debentures shall be paid on a par with state general obligation bonds. The Office ^commissioned various studies commencing in December 1983, to evaluate the adequacy of the reserve fund established under the ^Program and based on certain formulations and assumptions found the reserve fund substantially underfunded. ^At the request of the Office, ^Mercer Oliver Wyman ("Mercer") completed a study in ^December of 2006 (the "2006 Actuarial Study") to evaluate,

^among other matters, ^(1) the reserve sufficiency of the Health Facility Construction Loan Insurance Fund (the "HFCLIF") as of June 30, ^2006; and (2) the risk to the State General Fund from the Program. In the 2006 Actuarial Study, Mercer concluded that the ^HFCLIF, as of June 30, 2006, which at that time had approximately $174 million, appeared to be sufficient, assuming "normal and expected" conditions, and that the ^HFCLIF should maintain a positive ^balanced over ^a period of ^30+ years. Even assuming abnormal and unexpected events, Mercer found that HFCLIF reserves would protect against any General Fund losses for 15 years.

^ MASSACHUSETTS

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The Commonwealth of Massachusetts has a highly developed economy with a large service sector, particularly in healthcare, high technology, financial services and education. The recent economic downturn has affected the financial services industry in Massachusetts and resulted in increased unemployment and is expected to reduce tax revenue to the Commonwealth. While there was a period of strain after the 2001-2002 recession, the State had recovered with a healthy revenue growth in recent years. The State has historically had conservative budgets with actual revenues exceeding forecasts annually since 2004. However, on October 15, 2008 the State announced that there was a budget deficit of $1.4 billion in FY2009 based on revenue trends and the revised economic forecast. Actions have been implemented to fix the shortfall including a $1 billion in spending reductions and a $200 million draw from the stabilization fund.

The Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds. In fiscal ^2007 on a statutory accounting basis, approximately ^69% of the Commonwealth’s annual budgeted revenues were derived from state taxes. In addition, the federal government provided approximately ^24% of such revenues, with the remaining ^7% provided from departmental revenues and transfers from non-budgeted funds^.

Major components of state tax revenue are the income tax, ^which account for ^59.^7% of total tax revenues in fiscal ^2008, and the sales and use tax, ^account for approximately ^19.^6% of such tax revenues. ^Dedicated portions of the Commonwealth’s sales tax revenues are pledged to provide financial support for the Massachusetts Bay Transportation Authority and the Massachusetts School Building Authority. ^The financial statements of the Commonwealth are available at the web site of the Comptroller of the Commonwealth located at http:://www.massgov.com/osc (click on Financial Reports/Audits)^.

Municipal revenues consist of taxes on real and personal property, distributions from the Commonwealth under a variety of programs and formulas, local receipts (including motor vehicle excise taxes, local option taxes, fines, licenses and permits, charges for utility and other services and investment income) and appropriations from other available funds ^(including general and dedicated reserve funds). ^Following the enactment in 1980 of the tax limitation initiative petition commonly known as Proposition 2½, local governments have become increasingly reliant on distribution of revenues from the Commonwealth to support local programs and services, although the amount of aid received varies significantly ^among

^municipalities. ^As a result of comprehensive education reform legislation enacted in June 1993, a large portion of local aid general revenue sharing funds is earmarked for public education and distributed through a formula designed to provide more aid to the Commonwealth’s poorer communities. ^There are also several specific local aid programs, such as public libraries, police education incentives, and property tax abatement for certain elderly or disabled residents. ^

The Commonwealth incorporates the periodic use of commercial paper ^borrowing to meet cash flow needs for both capital and operating expenditures. ^The overall capacity of the Commonwealth’s commercial paper program is currently $1.0 billion. ^The Commonwealth periodically makes several cash flow borrowings for operating purposes. ^The pattern of the Commonwealth’s cash flow borrowings is largely the result of temporary cash imbalances caused by quarterly local aid payments to cities and towns, which total approximately $1 billion on the last day of each calendar quarter. ^All commercial paper of the Commonwealth issued for operating purposes in a fiscal year is required by state finance law to be paid not later than June 30 of such year^.

The Commonwealth is authorized to issue three types of debt directly – ^general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Convention Center Fund. ^Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. ^As of ^fiscal year 2008, the amount of Commonwealth long-term debt was approximately $18.^734 billion, consisting of approximately $16.^086 billion of general obligation debt, $1.^112 billion of special obligation debt, and $1.^535 billion of federal grant anticipation notes. ^Based on the United States census resident population estimate for Massachusetts for ^2007, the per capita amount of such debt as of ^fiscal year 2008 was $2,^905.

The largest single component of the Commonwealth’s capital program in recent years has been the Central Artery/Ted Williams Tunnel Project, a major construction project substantial completion of which occurred in ^January 2006. ^The total cost of the Central Artery/Ted Williams Tunnel Project was most recently estimated to be $14.798 billion. ^The federal government has capped its contribution to the project, and the Commonwealth projects a funding shortfall of $210 million, payment of which will be shared by the Commonwealth and the Massachusetts Turnpike Authority. ^A series of events have raised concerns relating to the quality of the CA/T Project. ^Water infiltration in the project's tunnels became a focus of public concern following a slurry wall breach on September 15, 2004. ^On July 10, 2006, ^panels in the ceiling of the eastbound I-90 Connector Tunnel that leads to the Ted Williams Tunnel fell, causing the death of an automobile passenger. ^As a result, project cost increases are anticipated. ^Repairs and other work related to the July 2006 incident are expected to cost $^48 million. ^On January 23, 2008, the United State Attorney General and the Massachusetts ^Attorney General entered into a settlement with the management consultant to CA/T, ^which resulted in $458 million recovery for both the US government and the Commonwealth. Including earlier settlements the United States and the ^Commonwealth will recover $500.7 million. ^On July 10, 2007, ^the National Transportation Safety Board released its findings pertaining to the collapse of the ceiling panels, citing failure in the epoxy anchoring system. ^Subsequent to the collapse a full inspection of the tunnel project was conducted, and continues, inspecting all aspects of the project’s design, construction and life safety systems^.

In addition to the long-term liabilities described above, the Commonwealth is also authorized to pledge its credit in aid of ^and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as either general obligation contract assistance liabilities, budgetary contractual assistance liabilities or contingent liabilities. ^General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Convention Center Authority, the Massachusetts Development Finance Agency and the Foxborough Industrial Development Financing Authority of 100% of the debt service of certain bonds issued by those authorities, as well as payments to the Massachusetts Water Pollution Abatement Trust and the Massachusetts Turnpike Authority that are not explicitly tied to debt service. ^Such liabilities constitute a pledge of the Commonwealth’s credit for which a two-thirds vote of the Legislature is required. ^Budgetary contractual assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases, including leases supporting certain bonds issued by the Chelsea Industrial Development Financing Authority and the Route 3 North Transportation Improvements Association, and other contractual agreements, including a contract supporting certain certificates of participation issued for Plymouth County. ^Such liabilities do not constitute a pledge of the Commonwealth’s credit. ^Contingent liabilities relate to debt obligations of independent authorities and agencies of the Commonwealth that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize. ^In February 2008, ^there was a systematic failure of auction rate bonds due to ^credit and ^liquidity concerns. Several auctions for the Commonwealth’s bonds ^began failing as there were insufficient bids in the market to ^purchase the ^amount of securities being offered for ^sale. ^These failed auctions have resulted in higher interest costs for the Commonwealth ^with a maximum rate of 12%. Fortunately, this type of bond represents only 3% of total general obligation ^indebtedness of ^the Commonwealth.

MISSISSIPPI

On August 29, 2005, Hurricane Katrina struck the ^Mississippi Gulf Coast ^as a ^Class 4 Hurricane and continued inland throughout the Southern and Eastern parts of the State of Mississippi (the "State") resulting in loss of life, substantial destruction and damage to infrastructure, buildings, residences and other structures in Southern and Eastern Mississippi. A significant portion of the State was declared a federal disaster area. Recovery efforts ^are continuing throughout the State^. The United States Congress adopted legislation ^which appropriated in excess of $21 billion for ^Mississippi for disaster assistance, ^rebuilding ^infrastructures systems and other public facilities and disaster recovery and related activities. Additionally, the United States Congress ^adopted the Gulf Opportunity Zone Act of ^2005, which establishes tax benefits for businesses and individuals in the Hurricane Katrina, Rita and Wilma disaster areas.

It is not possible to quantify at present with any certainty the short-term or long-term adverse impact of Hurricane Katrina on the State and its respective economy, any offsetting economic benefit ^which may result from recovery and rebuilding activities and the amount of additional resources from ^Federal, State and other local sources which will be required.

At present, the State has not experienced any Event Notice specified in ^its respective Continuing Disclosure Agreements related to its outstanding obligations. ^

All ^State indebtedness must be authorized by legislation governing the specific programs or projects to be financed. Such debt may include short-and long-term indebtedness, self-supporting general obligation bonds, revenue bonds, highway bonds and other types of indebtedness. As of ^July 1, ^2008, the state^'s total bond indebtedness was $3,^365,750,^000. ^For the fiscal year ended June 30, ^2007, ^the ^state^'s constitutional debt limit was $12,009,366,365 and is ^forecasted to be approximately $^12,^429,^694,^187 for the fiscal year ended June 30, 2008. The ^State's General Fund has an ^audited ending fund balance of $^218,^483,^300 for fiscal year ^2007, fiscal year 2008 budget projects an ending fund balance of $^66,095,^600, and fiscal year 2009 budget projects an ending fund balance of $5,^900.^

The State has never issued tax anticipation notes. The State Bond Commission, acting on behalf of the State, is authorized to issue in any given fiscal year general obligation short term notes in an amount not to exceed 7.5% of the total appropriation made by the Legislature in such fiscal year. Such short-term notes may be issued for the purpose of offsetting any temporary cash flow deficiencies in the State's General Fund and to maintain a working balance therein. No such debt is presently outstanding.

The State Bond Commission also has the authority to establish lines of credit to provide temporary financing for certain projects for which the State Bond Commission is authorized to issue bonds. In October 2005, the authority to establish a line of credit was expanded by the State ^legislature so as to provide the State Bond Commission with the authority to obtain a line of credit in an amount not to exceed $500,000,000 in the event it is determined by the State Fiscal Officer and the State Treasurer that there are insufficient funds to cover deficiencies in the General Fund, the State is unable to repay its special fund borrowing or there are insufficient funds for disaster support and/or assistance due to Hurricanes Katrina and/or Rita. At present, the State Bond Commission has not obtained such a line of credit^.

In April 2006, the State Bond Commission established the framework for an ongoing $250 million Commercial Paper Program (the ^"CP Program^") in the form of a capital asset program term extendible note shelf (CAPTENS). The extendible notes (the "CP Notes") are secured by the full faith and credit pledge of the State. Note proceeds will be used to fund hurricane recovery (in an amount not to exceed $150 million), capital improvement ^projects, and economic development projects (in a combined amount not to exceed $100 million). As of July 1, ^2008, the State has $^0 outstanding in ^the CP Notes under the CP Program.

There are no actions against the state that are reported by the Attorney General's office to be significant cases in which the state is the defendant and wherein the state's financial resources may be incurred. It should be noted that there is litigation pending against the state which could obligate the state's financial resources. The examples of such litigation include, but are not limited to, Title VII (employment discrimination) actions, contract disputes and actions seeking injunctions against various state agencies.

NEW YORK

The following information is a brief summary of factors affecting the economy of New York State or New York City and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state and local issuers and other financial and demographic information available as of ^December 23, ^2008, with respect to New York State, and ^December 10, ^2008, with respect to New York City and it does not reflect recent developments since the dates of such offering statements and other information. The Fund has not independently verified this information.

New York State

^The State ^ended its ^2007-^2008 fiscal year on March 31, ^2008 in balance on a cash basis, with a reported closing balance in the General Fund of $^2.^8 billion. The Governor’s Executive Budget for the ^2008-^2009 fiscal year projected ending the ^2008-^2009 fiscal year in balance on a cash basis, with a closing balance in the General Fund of $^2.^2 billion and projected gaps of $^3.3 billion in fiscal year ^2009-^2010, $^5.^7 billion in fiscal year ^2010-^2011 and $6.^8 billion in fiscal year ^2011-^2012, assuming that all of the Governor’s Executive Budget savings proposals were implemented. The State Legislature completed action on the budget for the ^2008-^2009 fiscal year on April ^9, ^2008 (the ^“Enacted Budget^”).

^The State released its Annual Information Statement on May ^12, ^2008 (the ^“Annual Information Statement^”) which reflected the State Legislature’s modifications to the Governor’s Executive Budget for the ^2008-^2009 fiscal year, and revisions to spending estimates in the Enacted Budget through ^May 1, ^2008, the date of the ^State financial plan. In the Annual Information Statement, the ^State Division of the Budget (“DOB”) noted that the Enacted Budget, similar to the Governor’s Executive Budget, also projected ending the ^2008-^2009 fiscal year in balance on a cash basis, but that the Enacted Budget projected a closing fund balance in the General Fund of $^2.0 billion and projected gaps of approximately

$^5.^0 billion in fiscal year ^2009-^2010, $^7.^7 billion in fiscal year ^2010-^2011 and $^8.^8 billion in fiscal year ^2011-^2012.

^

The State released an update to the Annual Information Statement on August 6, 2008 (the “August Update”). The August Update contains information regarding the State’s first quarterly update to its fiscal year 2008-2009 financial plan issued on July 30, 2008 (the “Updated Financial Plan”), a summary of GAAP basis results for the 2007-2008 fiscal year, updated information regarding the State retirement system and the status of certain litigation with the potential to adversely affect the State’s finances. The Updated Financial Plan, as described in the August Update, included significantly lower projections for tax receipts in each of the four years of the financial plan in comparison with the Enacted Budget financial plan, reflecting the worsening outlook for the national and State economies and the anticipated impact on State tax collections. The Updated Financial Plan projected a potential General Fund gap of approximately $630 million for fiscal year 2008-2009 and projected gaps of $6.4 billion in fiscal year 2009-2010, $9.3 billion in fiscal year 2010-2011 and $10.5 billion in 2011-2012.

In response to the projections contained in the Updated Financial Plan, the Governor ordered State agencies to reduce spending by $630 million in fiscal year 2008-2009 and he called the State Legislature back into session to begin the process to reduce future budget gaps. On August 20, 2008, the State Legislature enacted approximately $427 million of spending reductions in the fiscal year 2008-2009 budget and additional cost-savings measures. In an August 21, 2008 statement, the State Division of the Budget (“DOB”) estimated the resultant fiscal year 2009-2010 budget deficit to be $5.4 billion and projected that over the next three fiscal years the State would need to close a cumulative budget gap of $24.4 billion.

On October 3, 2008, the Governor released a statement which included a DOB forecast of a potential $1.2 billion fiscal year 2008-2009 budget shortfall, and called for a November 18, 2008 special session of the State Legislature to address budget matters. On October 30, 2008 the State released its Mid-Year Financial Plan Update of its Annual Information Statement (the “Mid-Year Update”) which increased the projected fiscal year 2008-2009 budget shortfall to $1.5 billion, and projected gaps of $12.5 billion in fiscal year 2009-2010, $15.8 billion in fiscal year 2010-2011 and $17.2 billion in fiscal year 2011-2012, for a projected four-year shortfall of $47 billion.

On November 12, 2008, the Governor proposed a two-year $5.2 billion deficit reduction plan to reduce the State’s four-year projected budget deficit of $47 billion to $35.9 billion. The Governor proposed reductions in nearly every category of State spending including education, health care, human services and the State workforce and called a special session of the Legislature for November 18, 2008. This session was subsequently convened, but the State Legislature did not act on the Governor’s proposal.

Recent Developments. On December 16, 2008, the Governor delivered his Executive Budget for the 2009-2010 fiscal year (the “2009-2010 Executive Budget”). The 2009-2010 Executive Budget includes a deficit reduction plan (“DRP”) to eliminate an estimated $1.7 billion budget gap in the 2008-2009 fiscal year and a complete plan of savings proposals and new resources to eliminate a projected $13.7 billion budget gap in the 2009-2010 fiscal year. On December 23, 2008, DOB released a supplement to the Mid-Year Update (the “December Update”) to summarize the key aspects of the 2009-2010 Executive Budget and certain other important developments since the date of the Mid-Year Update.

In the December Update, DOB noted that the economic situation had deteriorated since the Mid-Year Update, highlighting that since the end of October 2008, evidence had mounted that the U.S. recession that began in December 2007 has deepened and the advance toward global recession has accelerated. The deleveraging process in the housing and credit markets has destroyed trillions of dollars of wealth, resulting in what may become the most severe economic contraction since the early 1980s and possibly the Great Depression. In spite of a massive government effort to restore the domestic banking system, and similar efforts around the world, the global economy’s downward momentum continues unabated.

In the December Update, DOB estimated that real U.S. GDP is projected to decline for four consecutive quarters starting with the 0.5 percent decline already reported for the third quarter of calendar year 2008. For estimating purposes, DOB expected that a stimulus package would be approved at the Federal level, the impact of which is assumed to prevent the recession from extending beyond the second quarter of 2009.

DOB projected in the December Update that the U.S. economy to contract by 0.9 percent in 2009, following growth of 1.3 percent in 2008. Without the anticipated passage of a new stimulus package early in 2009, the economy would be expected to contract 1.6 percent in the coming year.

In addition, DOB noted that declining employment and wealth would, combined with unfavorable credit market conditions, continue to put downward pressure on household spending. Consumer spending fell 3.7 percent in the third quarter of 2008, adjusted for inflation, the steepest such decline since the second quarter of 1980. On the positive side, the recent decline in energy prices has increased the purchasing power of household incomes, while at the same time reducing inflation expectations and increasing the Federal Reserve’s policy options. But this favorable trend is expected only to cushion the impact of a falling labor market and a slow-recovering financial system. Consequently, real consumption is projected to fall for a total of three consecutive quarters. Without the anticipated economic stimulus package, a fourth quarter of falling consumer spending would be expected. In the December Update, DOB projected that real consumption to fall by 0.8 percent for 2009, following growth of 0.3 percent for 2008 and a decline in nonfarm jobs of 1.2 percent for 2009, following a decline of 0.2 percent for 2008.

With the accelerated loss of jobs projected for 2009, wage growth is also expected to fall. DOB projected wage growth of 1.3 percent for 2009, following growth of 2.9 percent for 2008. This forecast reflects the expectation that wages will actually fall in both the fourth quarter of 2008 and the first quarter of 2009, owing in part to weak bonus performance anticipated nationwide for these quarters. The substantial decline in wage growth is expected to reduce personal income growth from 3.8 percent in 2008 to 1.8 percent in 2009. DOB projected inflation, as measured by growth in the Consumer Price Index, of 1.4 percent for 2009, following 4.1 percent for 2008.

In respect of the State economic forecast, DOB noted that, with the financial markets at the center of the economic downturn, the State economy stands to be hit hard by the current recession. Financial industry consolidation is likely to have grave implications for financial sector employment, particularly in New York City. Layoffs from the State’s financial services sector are now expected to total approximately 60,000 as strained financial institutions seek to cut costs and newly merged banks seek to reduce duplication of services. These projected losses are approximately double those that occurred in the wake of September 11th.

In addition, DOB noted in the December Update that the current downturn in the State economy is expected to extend far beyond Wall Street. A broad-based State recession is now projected to result in private sector job losses of about 180,000, with declines anticipated for all major industrial sectors except for health and education. The loss of manufacturing jobs is expected to accelerate going forward, particularly in auto-related industries. The State's real estate market will continue to weaken in 2009, with office vacancy rates expected to rise due to falling employment, tight credit market conditions, and completed construction coming online. In addition, a weak global economy and strong dollar are expected to negatively affect the State’s export-related and tourism industries. State employment is now expected to fall 1.5 percent for 2009, with private sector jobs projected to fall 1.8 percent, following growth of 0.3 percent for both total and private employment for 2008. DOB projects a decline in total State wages of 3.0 percent for 2009, following an estimated increase of 1.2 percent for 2008. Declines in both the wage and non-wage components of income will result in a decline in total personal income of 1.3 percent for 2009, following 2.4 percent growth for 2008.

Updated economic information that became available after the issuance of the Mid-Year Update, the continuing instability in the financial markets, and the uneven response to Federal government efforts to restore confidence combined, in DOB’s view, to provide compelling evidence for further reducing the General Fund receipts forecast. As a result, in the December Update, DOB lowered the estimate of General Fund tax receipts (excluding deposits to the School Tax Relief, or “STAR”, fund) by $492 million in the 2008-2009 fiscal year and $1.6 billion in the 2009-2010 fiscal year. The reductions are in addition to the substantial downward revisions reflected in the Mid-Year Update.

Comparing the December Update to the Mid-Year Update, General Fund Personal Income Tax (“PIT”) receipts (excluding STAR) have been reduced by $346 million in 2008-2009 and $1.12 billion in 2009-2010. In 2008-2009, the revisions reflect an expected decrease in estimated tax payments and withholding, offset in part by an expected increase in final returns. In 2009-2010, the revisions reflect falling wage growth and lower withholding and estimated tax payments, consistent with the updated economic forecast. Lower expected spending in the STAR program, based on rebate requests and other indicators, offsets these downward revisions in PIT by $159 million in 2008-2009 and $300 million in 2009-2010. General Fund user taxes and fees have been lowered by $50 million in the current year, reflecting slower than expected growth in the sales tax base. Business tax estimates have been reduced by $87 million in 2009-2010, which is consistent with the economic outlook. Real estate transfer tax receipts have been lowered by $50 million in 2008-2009 and $210 million in 2009-2010, consistent with the expected weakness in the real estate and credit markets. The estate tax estimate has been lowered by $56 million in 2008-2009 and $127 million in 2009-2010, reflecting market conditions. DOB has also lowered its multi-year video lottery terminal (“VLT”) forecast. Although a new VLT facility at Aqueduct Racetrack is expected to begin operations in October 2010, plans for a temporary facility that would open earlier have not materialized.

The downward revisions to tax and VLT receipts are offset in part by lower expected costs in several areas, as compared to the forecast in the Mid-Year Update. These include: school aid, as a result of the November 2008 database update; the Judiciary, based on a review of operating results; and in other programs and agencies. In addition, DOB revised downward its estimate concerning the cost of certain legislation enacted during the 2008 regular legislative session. In the December

Update, DOB related its belief that pressure on entitlement spending is likely to build and may add additional costs over the plan period.

In the December Update, DOB projects that the net impact of the revisions leaves a budget gap of $1.7 billion in fiscal year 2008-2009, an increase of $232 million from the Mid-Year Update. In fiscal year 2009-2010, the result is a budget gap of $13.7 billion, an increase of $1.2 billion from the Mid-Year Update. DOB estimated in the December Update that the revised four-year budget gap (fiscal years 2008-2009 through 2011-2012) totals $51 billion, up $4 billion from the Mid-Year Update, and noted that the gap for fiscal year 2009-2010 was the largest gap ever faced by the State as measured in absolute dollars and roughly equivalent to the magnitude of the gap that the State needed to close in fiscal year 2003-2004.

DOB reviewed the 2009-2010 Executive Budget in the December Update, noting the 2009-2010 Executive Budget would make significant progress in bringing State finances into structural balance. The gap-closing plan proposes $15.4 billion in savings and new resources to balance the budgets in the 2008-2009 and 2009-2010 fiscal years. The recommendations would, if approved in their entirety, fully balance the General Fund and Health Care Reform Act (“HCRA”) in the current and 2009-2010 fiscal years, leaving a General Fund gap of $1.8 billion in fiscal year 2010-2011 and reduce the combined four-year gap (2008-2009 through 2011-2012) from $51 billion to $5.9 billion, a decrease of $45.1 billion (88 percent).

The major gap closing actions for the 2009-2010 fiscal year proposed in the 2009-2010 Executive Budget are broadly grouped into three general categories: (1) actions that reduce current services spending in the State General Fund on a recurring basis; (2) actions that increase revenues on a recurring basis and (3) transactions that increase revenues or lower spending in fiscal year 2009-2010, but are not expected to occur.

In respect of the first broad category, the 2009-2010 Executive Budget noted that, since 2004, the State’s major aid programs and activities had grown faster than the rate of inflation. Absent proposed restraints on spending, the 2009-2010 Executive Budget projects that state spending in fiscal year 2009-2010 would grow in the range of 12 percent, or ten times the rate of rate of inflation. As a result, the gap-closing program in the 2009-2010 Executive Budget focuses foremost on actions to reduce the growth in State spending on a recurring basis. Actions to reduce state spending account for approximately two-thirds of the gap-closing program.

The 2009-2010 Executive Budget highlights reductions to, or level funding (compared to the 2008-2009 fiscal year), in Medicaid and School Aid, eliminating the STAR program and reducing the personal income tax credit for New York City taxpayers as the most significant actions to reduce spending. A proposed deposit to the Community Projects Fund, which finances member items, would also be eliminated. In addition, the 2009-2010 Executive Budget proposes several actions to reduce the cost of the state government workforce, including wage, health benefit and pension changes.

The 2009-2010 Executive Budget also includes proposed revenue enhancements, noting that achieving budget balance through spending reductions alone would require spending cuts in excess of $13 billion to meet spending commitments in the 2009-2010 fiscal year and by $6 billion in the 2008-2009 fiscal year.

The 2009-2010 Executive Budget does not propose any broad-based income tax proposals, but does include approximately $3.1 billion in recurring revenue actions, including the closure of certain existing tax loopholes and new and increased fees and fines. The largest actions include: increasing the gross receipts assessment on utilities from 1 percent to 2 percent; eliminating the sales tax exemption on clothing priced under $110 and replacing it with time-limited exemption periods on clothing priced under $500; broadening the State’s sales tax base to cover certain services (i.e., cable/satellite television, entertainment-related and transportation-related activities); reforming the existing Empire Zone program to link benefits to performance; expanding the “bottle bill” to cover additional types of containers and directing unclaimed deposits to the Environmental Protection Fund (“EPF”), which would allow real estate transfer tax revenues currently deposited into EPF to flow to the General Fund; limiting certain types of itemized deductions by high-income taxpayers, but maintaining the exemption for charitable contributions; and permitting the sale of wine in grocery stores.

In addition, the 2009-2010 Executive Budget relies upon $1.1 billion in non-recurring resources in the 2009-2010 fiscal year. The largest non-recurring actions are: (1) delaying, by two years, an extra Medicaid cycle which would otherwise occur at the end of fiscal year 2009-2010; (2) increasing the business tax prepayment to 40 percent; (3) transferring available resources from the Battery Park City Authority to the State and New York City; (4) transferring assets from the New York Power Authority; and (5) bond-financing certain capital costs. The 2009-2010 Executive Budget would also move a one-time franchise payment from a Video Lottery Terminal (“VLT”) at the proposed Belmont VLT facility, currently included in the State Financial Plan as a resource for the 2010-2011 fiscal year, to the 2009-2010 fiscal year.

In respect of the DRP to eliminate the $1.7 billion gap in the current fiscal year, DOB noted in the December Update that, of the actions proposed in the 2009-2010 Executive Budget, $1.3 billion of the actions in the DRP require legislative approval. The remaining proposed actions are administrative. Certain actions in the DRP relating to health care savings consist of cost containment measures that are applicable to the period from January 1, 2009 through March 31, 2009 (the fourth quarter of the 2008-2009 fiscal year), but which will not generate actual cash savings until the first quarter of fiscal year 2009-2010. The delay in savings is due to the lag between the assumed enactment of the proposals and their implementation. To realize the benefit of the savings from these cost containment measures in 2008-2009, it is expected that payments to New York City related to the City University of New York that are due in the first quarter of 2009-2010 but that were budgeted in the current fiscal year will be made on their statutory due dates, not ahead of schedule. Other legislative actions include: the transfer of assets from the New York Power Authority to the State under the terms of a memorandum of understanding negotiated by the New York Power Authority and the Executive; the transfer of earned Federal money related to reimbursement for the administration of child support enforcement activities; a reduction in spending for the EPF and a related transfer of excess balances; approval by the State University of New York (“SUNY”) Board of Trustees of a tuition increase for SUNY; a reduction in community college base aid; elimination of a planned cash transfer to the Community Projects Fund; an across-the-board reduction to legislative initiatives authorized in the 2008-2009 enacted budget; and a number of other actions to reduce planned spending.

At this time, it is not possible to determine whether the State Legislature will act upon the gap-closing measures proposed in the 2009-2010 Executive Budget. The State Legislature will convene its new session on January 7, 2009.

Special Considerations. In addition to the economic risks highlighted in the December Update, in the December Update DOB identifies a number of other risks inherent in the implementation of the State financial plan (the “Updated Financial Plan”). Such risks are detailed below.

State Cash-Flow Projections. DOB projects in the December Update that the General Fund for 2008-2009 and 2009-2010 will maintain sufficient monthly cash balances to meet statutorily obligated payments. The projections are based on the assumption that the Legislature will enact, as proposed, the DRP by February 1, 2009 and the 2009-2010 Executive Budget by March 1, 2009. The 2009-2010 Executive Budget includes certain statutory changes intended to improve the State’s monthly operating margins, which are projected to fall below $750 million at month-end in June 2009, November 2009, and December 2009.

Bond Market Issues. One aspect of the credit crisis is that many municipal issuers either have been unable to issue bonds or, if market access exists, do so at much higher rates than existed before September 2008. If the State cannot sell bonds at the levels (or on the timetable) expected, it could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year. This is because the State finances much of its capital spending in the first instance through loans from the General Fund or Short-Term Investment Pool, which it then repays with proceeds from the sale of bonds. During the period from December 22, 2008 through March 31, 2009, ten bond financings constituting State debt and State-supported debt are scheduled to be undertaken. The State is executing a multi-step strategy to stage entries into the bond market in a way that addresses the most immediate and consequential fiscal issues first. At the same time, DOB has imposed stringent capital controls that are expected to marginally reduce the need to issue bonds in the coming months.

Other Considerations. The Updated Financial Plan forecast contains specific transaction risks and other uncertainties, including, but not limited to, the closing of the final sale of development rights for a VLT facility at the Aqueduct Racetrack by the close of the current fiscal year; the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Updated Financial Plan; the enforcement of certain tax regulations on Native American reservations; the timing and value of other proceeds to the State that are expected to finance health care costs; and the achievement of cost-saving measures, including, but not limited to, administrative savings in State agencies and the transfer of available fund balances to the General Fund, at the levels currently projected. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Updated Financial Plan in the current year.

There can be no assurance that (1) legislative or administrative actions will be sufficient to eliminate the current-year shortfall without the use of existing reserves, (2) receipts will not fall below current projections, requiring additional budget-balancing actions in the current year, and (3) the gaps projected for future years will not increase materially from the projections set forth herein.

^Risks to State ^Financial Plan. Many complex political, social, and economic forces influence the ^State’s economy and finances. Such forces may affect the ^State financial plan unpredictably from fiscal year to fiscal year. For example, the State financial plan is necessarily based on forecasts of national and ^State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and ^State economies. The ^State financial plan also relies on estimates and assumptions concerning Federal aid, law changes, and audit activity^.

^

In any year, the State financial plan is subject to risks that, if they were to materialize, could affect operating results. The most significant current risks include the following:

Further under-performance of the national and State economies that can affect State revenues and increase the demand for means-tested programs such as Medicaid and welfare. Most recently, Medicaid caseload — which declined from 2005-2006 through 2007-2008 — has now begun to increase and program spending may climb;

The potential cost of collective bargaining agreements and salary increases for Judges (and possibly other elected officials) in 2008-2009 and beyond. DOB estimates that if all remaining unsettled unions were to agree to the same terms that have been ratified by settled unions, it would result in added General Fund costs of approximately $340 million in 2009-2010 (assuming a retroactive component for fiscal year 2007-2008 and 2008-2009; and an elimination of the 2009-2010 salary increase). DOB has included a reserve to finance the costs of a pattern settlement for all unions. There can be no assurance that actual settlements will not exceed the amounts included in the State financial plan. In addition, no reserve has been set aside for potential pay raises for judges;

Potential Federal disallowances arising from audits related to Medicaid claims under the School Supportive Health Services program and various other reimbursement methodologies;

Proposed Federal rule changes concerning Medicaid payments; and

Litigation against the State, including potential challenges to the constitutionality of certain tax actions authorized in the budget.

In addition, the forecast contains specific transaction risks and other uncertainties, including, but not limited to: the final sale of development rights for a VLT facility at the Aqueduct Racetrack, which is expected to close by the end of the current fiscal year; the enforcement of certain tax regulations on Native American reservations; and the achievement of cost-saving measures, including, but not limited to, Fiscal Management Plan savings, at the levels projected.

Recent market volatility and the decline in the market value of many stocks have negatively impacted the assets held for the New York State and Local Retirement Systems. On October 28, the Comptroller released a statement indicating that the value of the Systems’ assets had declined approximately 20 percent since April 1, 2008. These factors and/or any future downturns in financial markets may result in an increase in the amount of the contributions required to be made by employers for fiscal years after fiscal year 2010.

Labor Settlements. The State has reached labor settlements with several labor unions, the Civil Service Employees Association, the Public Employees Federation, the United University Professions (“UUP”), District Council 37, and the Police Benevolent Association, and has extended comparable changes in the pay and benefits to “management/ confidential” employees. Under terms of these four-year contracts, which run from April 2, 2008 through April 1, 2012 (July 2, 2008 through July 1, 2012 for UUP), employees will receive pay increases of 3 percent annually in 2008-2009, 2009-2010, and 2010-2011 and 4 percent in 2011-2012. The 2009-2010 Executive Budget savings proposals include eliminating the 2009-2010 general salary increases.

Other unions representing uniformed officers (i.e., New York State Correction Officers, BCI) graduate students (Graduate State Employee Union) and supervisory security/park police (Council 82) have not reached settlements with the State at this time. DOB estimates that if all the unsettled unions were to agree to the same terms that have been ratified by other unions, it would result in added costs of approximately $340 million in 2009-2010 (assuming a retroactive component for fiscal year 2007-2008 and 2008-2009; and an elimination of the 2009-2010 salary increase), and approximately $220 million in both 2010-2011 and 2011-2012. The earliest any costs for these contracts would likely be paid is in 2009-2010. The 2009-2010 Executive Budget recommendations would, if enacted in their entirety, provide savings sufficient to finance pattern settlements.

School Supportive Health Services. The Office of Inspector General (“OIG”) of the United States Department of Health and Human Services has conducted six audits of aspects of New York State’s School Supportive Health Services program with regard to Medicaid reimbursement. The audits cover $1.4 billion in claims submitted between 1990 and 2001. To date, OIG has issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicaid and Medicare Services (“CMS”) disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for New York City speech pathology services, and $96 million of the $123 million for New York City transportation services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. If the recommended disallowances are not withdrawn, the State expects to appeal.

While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits.

Proposed Federal Rule on Medicaid Funding. On May 25, 2007, CMS issued a final rule that, if implemented, would significantly curtail Federal Medicaid funding to public hospitals (including New York City’s Health and Hospital Corporation (“HHC”)) and programs operated by both the State’s Office of Mental Retardation and Developmental Disabilities and Office of Mental Health. The rule seeks to restrict State access to Federal Medicaid resources by changing the upper payment limit for certain rates to actual facility reported costs. It is estimated that this rule could result in a loss of $350 million annually in Federal funds for HHC and potentially larger losses in aid for the State Mental Hygiene System.

On May 23, 2007, CMS issued another rule that would eliminate Medicaid funding for Graduate Medical Education (“GME”) . The proposed rule clarifies that costs and payments associated with GME programs are not expenditures of Medicaid for which Federal reimbursement is available. This rule could result in a State financial plan impact of up to $600 million since the State would be legally obligated to pay the lost non-Federal share.

On February 22, 2008, CMS issued a change to the rules that regulate State taxation of healthcare entities, effective April 22, 2008. The rule affords CMS flexibility in identifying a “linkage” between provider taxes and Medicaid payments rendering the tax invalid. The State currently uses a substantial amount of provider tax receipts to finance various healthcare programs that serve the State’s most vulnerable populations. While the State strongly believes that our imposed taxes are in full compliance, the vagueness of the new rules provides no assurance that these funding streams are adequately protected.

CMS has also issued a rule regarding targeted case management which clarifies the definition of covered services. The final rule was issued on December 4, 2007 and made effective March 3, 2008. The State is currently in the process of litigating this issue and has requested a one-year implementation extension. Further, CMS has proposed to restrict Medicaid reimbursement for hospital outpatient and school based health services and restricts coverage to rehabilitative services, which could pose a risk to the Financial Plan and result in hundreds of millions of dollars in reduced Federal-share funding. However, the State argues that the proposed regulation regarding outpatient services is in direct violation of the current moratorium.

On all rules, the State is actively lobbying the Federal government to be held harmless, either through an extension/ modification of the current moratorium or through other administrative or statutory means. The State is joined by many other states in challenging the adoption on the basis that CMS is overstepping its authority and ignoring Congressional intent. As a result, Congress passed a moratorium barring the implementation of these proposed rule changes (except for hospital outpatient reimbursement) set to expire April 1, 2009.

New York City Personal Care Audit. The OIG released a September 2008 draft audit with regard to Medicaid reimbursement for personal care services in New York City. The draft audit reviewed claims for the period July 1, 2004 through December 31, 2006. Based upon their review, the OIG is calling for the State to repay an estimated $815 million in Federal Medicaid because payments were not supported with required medical exams and social and nursing assessments. Both New York City and the Department of Health (“DOH”) disagree with these findings and are in the process of conducting their own claims review. DOH’s response to this audit is due February 2, 2009.

Chapter 59 of the Laws of 2000 enacted the Debt Reform Act, which is intended to improve the State’s borrowing practices and applies to all new State-supported debt issued on or after April 1, 2000. The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs, limits the use of debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt.

The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-2001 and will gradually increase until it is fully phased-in at 4 percent of personal income in 2010-2011. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-2001 and will gradually increase until it is fully phased in at 5 percent in 2013-2014.

The Debt Reform Act requires that the limitations on the ^issuance of ^State-supported debt and debt service costs be calculated by October 31 of each year and reported in the ^quarterly Financial Plan ^Update most proximate to such date. If the ^calculations for new ^State-supported debt outstanding and debt service costs are ^less than the State-supported debt outstanding and debt service costs permitted under the ^Debt Reform Act, ^new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the ^State would be precluded from ^contracting new ^State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the ^appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

^

Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2007. On October 28, 2008, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2007 at 2.33 percent of personal income and debt service on such debt at 1.48 percent of total governmental receipts, compared to the caps of 3.32 percent for each. DOB projects that debt outstanding and debt service costs will continue to remain below the limits imposed by the Debt Reform Act through the next three years. However, the State has entered into a period of significantly declining debt capacity. Based on the most recent personal income and debt outstanding forecasts, the State would exceed the debt outstanding cap in 2012-2013 by over $800 million. To reduce the pressure on the debt caps, the 2009-2010 Executive Budget proposes financing a larger share of economic development and housing projects on a pay-as-you-go (“PAYGO”) basis rather than with long-term debt, starting in 2010-2011.

Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the ^State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The ^State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those issuing ^State-supported or ^State-related debt. As of December 31, ^2007, the 19 public authorities with outstanding debt of $100 million or more had aggregate outstanding debt, including refunding bonds, of approximately $^134 billion, only a portion of which constitutes ^State-supported or ^State-related debt.

The ^State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities.

Also, there are statutory arrangements providing for ^State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the ^State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional ^State assistance if local assistance payments are diverted. Some authorities also receive moneys from ^State appropriations to pay for the operating costs of certain of their programs.

New York City

For the ^2008 fiscal year, the City’s General Fund had an operating surplus of $4.^64 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with generally accepted accounting principles (“GAAP”), after discretionary and other transfers. The ^2008 fiscal year is the twenty-^eighth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP.

The City’s expense and capital budgets for the ^2009 fiscal year were adopted on June ^29, ^2008. The ^financial plan for the 2009 through 2012 fiscal years submitted to the New York State Financial Control Board (the “Control Board”) on June ^30, ^2008 (the “June Financial Plan” and, as modified by Modification No. 09-1 to the June Financial Plan submitted to the Control Board on November 12, 2008, the “2009-2012 Financial Plan” or “Financial Plan”^), which was consistent with the City’s expense and capital budgets as adopted for the ^2009 fiscal year, projected revenues and ^expenses for the ^2009 fiscal year balanced in accordance with GAAP, except for the application of Government Accounting Standards Board (“GASB”) Statement No. 49, “Accounting and Financial Reporting for Pollution Remediation Obligations” (“GASB 49”),. The June Financial Plan projected gaps of $^2.^3 billion, $^5.^2 billion and $^5.^1 billion in fiscal years ^2010 through ^2012, respectively^.

^

The Financial Plan reflects, since the June Financial Plan, decreases in projected net revenues of $280 million, $1.3 billion, $1.1 billion and $1.0 billion in fiscal years 2009 through 2012, respectively. Changes in projected revenues include: (i) decreases in personal income tax revenues of $165 million, $363 million, $293 million and $256 million in fiscal years 2009 through 2012, respectively; (ii) decreases in business tax revenues of $234 million, $470 million, $523 million and $403 million in fiscal years 2009 through 2012, respectively; (iii) a net increase in other tax revenue of $114 million in fiscal year 2009, primarily due to the resolution of general corporation tax audits, and net decreases in other tax revenues of $439 million, $289 million and $366 million in fiscal years 2010 through 2012, respectively, primarily resulting from decreases in real property transfer and sales taxes; and (iv) an increase in other non-tax revenue of $5 million in fiscal year 2009 and decreases in other non-tax revenues of $40 million, $29 million and $10 million in fiscal years 2010 though 2012, respectively. Decreases in projected revenues reflect the weakening of the City economy since the June Financial Plan. A rapid deceleration in the nation’s economic activity combined with the financial market turmoil that worsened in September 2008 has stressed the City’s securities and real estate industries more than anticipated in the June Financial Plan. The Financial Plan assumes that New York Stock Exchange member firms post a loss of $25.5 billion in calendar year 2008, compared to the $7.1 billion in gains assumed in the June Financial Plan. The Financial Plan currently assumes private sector job losses of 147,000, compared to 89,000 job losses assumed in the June Financial Plan. As a result, total wage earnings are now forecast to contract by 7.6 percent in calendar year 2009 compared to an estimated decline of 3.6 percent assumed in the June Financial Plan.

The Financial Plan ^also reflects, since the June Financial ^Plan, increases in projected net expenditures of $^23 million, $^11 million, $^23 million and $^25 million in fiscal years ^2009 through ^2012, respectively^. ^Changes in projected ^expenditures include: (i) ^increased reserves for pension asset losses of $^82 million, $^395 million and $^672 million in fiscal years ^2010 through ^2012, respectively; (ii) ^reductions in ^contributions to the Retiree Health Benefits Trust Fund of $^82 million, $^395 million and $^672 million in fiscal years ^2010 through ^2012, respectively, effectively drawing down the balance in that fund by those amounts; (iii) ^increased debt service costs of $^5 million, $^2 million, $^20 million and $^22 million in fiscal years ^2009 ^though 2012, respectively; ^and (^iv) increases in ^other ^expenses of $^18 million, $^9 million, $^3 million and $^3 million in fiscal years ^2009 through ^2012, respectively.

^

In addition, the Financial Plan sets forth gap-closing actions to maintain budget balance in fiscal year 2009, to increase the forecast transfer of financial resources from fiscal year 2009 to fiscal year 2010 and to reduce previously-projected gaps for each of fiscal years 2010 through 2012. The gap-closing actions include: (i) reduced agency expenditures or increased revenues totaling $462 million, $1.1 billion, $1.0 billion and $1.0 billion in fiscal years 2009 through 2012, respectively; (ii) the early rescission of the 7 percent property tax reduction effective January 1, 2009, which requires City legislative approval and will result in increased revenue of $576 million in fiscal year 2009; and (iii) rescinding the $400 property tax rebate, which requires City legislative approval and will result in increased revenues of $256 million in each of fiscal years 2009 through 2012.

The Financial Plan also reflects, since the June Financial Plan, an increase in the provision for prepayments of future expenses of $991 million in fiscal year 2009 resulting in net expenditure reductions of $991 million in fiscal year 2010.

The Financial Plan does not make provision for increased pension expenditures if pension fund losses are greater than the 8 percent losses forecast in the Financial Plan in fiscal year 2009 or if the returns forecast in the Financial Plan in each of fiscal years 2010 through 2012 are less than the 8 percent returns forecast in the Financial Plan. Each 1 percent reduction in fiscal year 2009 below the assumed rate would result in additional pension expenditures of $15 million and $27 million in fiscal years 2011 and 2012, respectively.

The Financial Plan also does not reflect the impact on the City of potential State budget actions. On November 12, 2008, the Governor released a detailed State deficit reduction plan, which based on preliminary estimates could have reduced State aid to the City by approximately $300 million in fiscal year 2009. This plan was not acted upon by the State Legislature. Given the financial condition of the State, the City expects that there will be delays or reductions in State aid to the City from amounts currently projected.

Since the release of the Financial Plan, tax collections during the month of November 2008, after giving effect to extraordinary adjustments, were approximately $130 million lower than projected. Also, since the release of the Financial Plan, the City Council is expected to consider the early rescission of the 7 percent property tax reduction, effective January 1, 2009, as assumed in the Financial Plan. City Council authorization of the rescission of the $400 property tax rebate is also under discussion. Either a failure to rescind such property tax reduction or adherence to the currently-required rebate in fiscal year 2009 would decrease revenues projected in the Financial Plan by $576 million in connection with the early rescission of the property tax reduction and $256 million in connection with the rebate, in fiscal year 2009.

On December 9, 2008, the Director of Management and Budget of the City directed City agencies to submit reductions of 5 percent, plus an incremental 2 percent, in City-funded expenditures in fiscal year 2010, which must be recurring in the future, because the outlook for the national and City economies has deteriorated since the release of the Financial Plan and because of expected delays or reductions in State aid to the City. The targets may be met by cost reductions or recurring revenue actions. The budget reduction program is intended to demonstrate how overall annual City budget relief of $1.4 billion could be accomplished in fiscal year 2010 and thereafter. The Mayor’s preliminary budget for fiscal year 2010 to be submitted in January 2009 may reflect some or all of the reductions that are submitted by City agencies in response to the letter of the Director of Management and Budget.

The Financial Plan does not reflect the additional expense budget costs that may be incurred, commencing in fiscal year 2011, unless there is a change in applicable law, as a result of GASB 49 relating to the accounting treatment of pollution remediation costs. Currently, many of these costs are included in the City’s capital budget and financed through the issuance of bonds. On April 30, 2008 the Control Board, pursuant to existing authorization under the Financial Emergency Act, approved a phase-in of the budgetary impact of GASB 49, enabling the City to continue to finance with the issuance of bonds certain remediation costs for projects authorized prior to fiscal year 2011 and, consequently, to achieve balance in fiscal year 2009 in accordance with GAAP, except in the application of GASB 49. The City is proposing legislation amending the Financial Emergency Act to authorize the Control Board to permit the permanent waiver of the budgetary impact of GAAP changes that would have a substantial adverse impact on the delivery of essential services in the City, such as those included in GASB 49. If such legislation were not enacted or the Control Board did not further delay or waive the implementation of GASB 49 for budgetary purposes, there would be significant increased costs to the City’s expense budget as a result of GASB 49.

Implementation of the Financial Plan is dependent upon the City’s ability to market its securities successfully. Implementation of the Financial Plan is also dependent upon the ability to market the securities of other financing entities, including the New York City Municipal Water Finance Authority (the ^“Water Authority^”) and the New York City Transitional Finance Authority (the ^“TFA^”). ^In addition, the City may issue revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority, TFA and other bonds and notes will be subject to prevailing market conditions. ^Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

Certain Reports. From time to time, the Control Board staff, the Office of the State Deputy Comptroller (“OSDC”), the City Comptroller, the Independent Budget Office (“IBO”) and others issue reports and make public statements regarding the City’s financial condition, commenting on, among other matters, the City’s financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City’s future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

On July 28, 2008, the City Comptroller released a report on the Mayor’s adopted budget for fiscal year 2009 and the June Financial Plan. The report notes that in fiscal year 2008 the City was able to preserve surpluses built up in prior years that has enabled it to balance the fiscal year 2009 budget and considerably narrow the fiscal year 2010 budget gap. The report estimates that tax revenues in fiscal year 2009 will lag the projections in the June Financial Plan and overtime expenditures will exceed the projections. In subsequent years, the report projects revenues to exceed the projections in the June Financial Plan. The report cautions, however, that the City’s budget will continue to be under pressure for some time to come, as the scenario of falling or stagnating revenues combined with rising costs continues to unfold.

In his report, the City Comptroller identified net risks for fiscal years 2009 through 2012 which, when added to the results projected in the June Financial Plan, would result in gaps of $68 million, $2.05 billion, $5.69 billion and $5.44 billion in fiscal years 2009 through 2012, respectively. The differences from the June Financial Plan projections result in part from the City Comptroller’s expenditure projections, which exceed those in the June Financial Plan by $33 million, $275 million, $788 million and $799 million in fiscal years 2009 through 2012, respectively, resulting from: (i) the possibility that the Mayor’s proposal to restructure the City’s health insurance does not produce the savings projected in the June Financial Plan, which would result in increased costs of $200 million in each of fiscal years 2010 through 2012; (ii) increased overtime expenditures of $91 million in fiscal year 2009 and $100 million in each of fiscal years 2010 through 2012; (iii) increased pension contributions of $83 million, $153 million and $225 million in fiscal years 2010 through 2012, respectively, because investment returns for fiscal year 2008 related to the pension funds fell short of the City’s projections; (iv) estimated increased costs of $500 million in each of fiscal years 2011 and 2012 as a result of GASB 49; and (v) projected savings in judgment and claims expenses of $58 million, $108 million, $165 million and $226 million in fiscal years 2009 through 2012, respectively. The differences from the June Financial Plan also result from the City Comptroller’s revenue projections. The report estimates that property tax collections would be lower by $65 million in fiscal year 2009 and higher by $70 million, $210 million and $475 million in fiscal years 2010 through 2012, respectively, resulting in a net shortfall of tax revenues of $35 million in fiscal year 2009 and net additional tax revenues of $570 million, $250 million and $465 million in fiscal years 2010 through 2012, respectively.

On October 15, 2008, the City Comptroller released a forecast of significantly increased job losses in the City over the next two years compared to the City Comptroller’s forecast in the July 28, 2008 report.

On July 28, 2008, the staff of the OSDC issued a report on the June Financial Plan. The OSDC report observed that, while the fiscal year 2009 budget is balanced and is based on relatively conservative revenue and expenditure assumptions, the greatest risk to the June Financial Plan would come from a deeper or longer economic slowdown. The OSDC report further observed that, if needed, the City could draw upon reserves funded with recent surpluses to maintain budget balance in fiscal year 2009; however, balancing the budget in subsequent years will be more difficult and budget gaps could exceed $4.0 billion in fiscal year 2010 and average $7.4 billion during fiscal years 2011 and 2012.

The report identified possible risks to the June Financial Plan of $245 million, $244 million, $726 million and $785 million in fiscal years 2009 through 2012, respectively. When combined with the results projected in the June Financial Plan, and after excluding the resources from the Mayor’s proposal to rescind the 7% property tax rate reduction and to restructure municipal health insurance costs, which are outside the Mayor’s direct control to implement, the report estimated that these risks could result in budget gaps of $245 million, $4.01 billion, $7.38 billion and $7.45 billion in fiscal years 2009 through 2012, respectively. The risks to the June Financial Plan identified in the report include: (i) reduced tax revenues of $200 million, $150 million, $100 million and $100 million in fiscal years 2009 through 2012, respectively; (ii) increased City-funded energy expenditures of $45 million and $25 million in fiscal years 2009 through 2010, respectively; (iii) increased pension contributions of $69 million, $126 million and $185 million in fiscal years 2010, 2011 and 2012, respectively, because investment returns in fiscal year 2008 related to the pension funds fell short of the City’s projections; and (iv) estimated increased costs of $500 million in each of fiscal years 2011 and 2012 as a result of GASB 49.

In addition to the adjustments to the June Financial Plan projections, the OSDC report identified an additional risk that could have a significant impact on the City. The risk includes the possibility that after the expiration of current or tentative collective bargaining agreements, wage increases are negotiated at the projected rate of inflation rather than the 1.25 percent per annum provided for in the June Financial Plan, which would increase costs by $136 million and $363 million in fiscal years 2011 and 2012, respectively.

On July 22, 2008, the staff of the Control Board issued a report on the June Financial Plan. The report observes that the City’s budget is balanced for fiscal year 2009 despite substantial spending growth, offset in part by prepayments, and an expected decline in total revenues resulting from the economic downturn impacting the City and a significant downsizing within the City-centered financial services industry. The report also observes that there are risks to the out years of the City’s June Financial Plan which will require attention if the City is to achieve a balanced budget in the out years. The report also notes that the rapid growth of the City’s Other Post-Employment Benefit liability is of particular concern to the long-term fiscal health of the City.

The report quantified possible additional resources, offset by certain risks, to the June Financial Plan. The report identified possible net risks of $334 million, $2 billion, $2.36 billion and $2.42 billion in fiscal years 2009 through 2012, respectively. When combined with the results projected in the June Financial Plan, these net risks would result in estimated gaps of $334 million, $4.35 billion, $7.52 billion and $7.53 billion in fiscal years 2009 through 2012, respectively. The possible additional resources identified in the report result from increased miscellaneous revenues of $150 million in fiscal year 2009, $125 million in fiscal year 2010 and $100 million in each of fiscal years 2011 and 2012. The risks identified in the report result from: (i) a reduction in non-property tax collections of $400 million, $425 million, $200 million and $200 million in fiscal years 2009 through 2012, respectively; (ii) a reduction in property tax collections of $200 million in each of fiscal years 2010 through 2012; (iii) increased uniformed services overtime expenses of $84 million, $78 million, $62 million and $61 million in each of fiscal years 2009 through 2012; (iv) estimated increases related to the funding of pollution remediation projects in the City’s expense budget instead of its capital budget of $500 million in each of fiscal years 2011 and 2012; (v) the possibility that the City Council does not approve the rescission of the Mayor’s 7% property tax cut program after fiscal year 2009 resulting in reduced revenues of $1.22 billion in fiscal year 2010, $1.30 billion in fiscal year 2011 and $1.36 billion in fiscal year 2012; and (vi) the possibility that the Mayor’s proposal to restructure the City’s health insurance does not produce the projected savings of $200 million in each of fiscal years 2010 through 2012.

Each of the City Comptroller, OSDC and Control Board have or intend to issue updated reports prior to the date hereof. Reference is made to such reports for their further discussion of the risks to the Financial Plan.

OHIO

As described above, the Ohio Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the ^State of ^Ohio^, political subdivisions of the ^State, or agencies or instrumentalities of the ^State or its political subdivisions (Ohio Obligations). The Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to “conduit” obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the ^State itself, and the ^State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

Much of this information is as of ^January 5, ^2009, particularly debt figures and other statistics.

Ohio is the seventh most populous state. The Census count for 2000 was 11,353,100, up from 10,847,100 in 1990.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the ^State’s area devoted to farming and a significant portion of total employment in agribusiness.

In earlier years, the ^State’s overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly ^State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual ^State rates were below the national rates (4.3% vs. 4.5% in 1998), were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%), lower in 2001 (4.^4% vs. 4.7%) and in 2002 (5.7% vs. 5.8%) and higher in 2003 (6.2% vs. 6.0%), in 2004 (6.1% vs. 5.5% ^), in 2005 (5.9% vs. 5.1%), in 2006 (5.5% vs. 4.6%) and in 2007 (5.6% vs. 4.6%). In ^November 2008, the ^State unemployment rate was higher than the national rate (^7.^3% vs.

^6.^7%). The unemployment rate and its effects vary among geographic areas of the ^State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on ^State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The ^State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is effectively precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most ^State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending ^FY balance reduced during less favorable and increased during more favorable economic periods. The ^State has well-established procedures for, and has timely taken, necessary actions to ensure resource/ expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

The GRF ending fund balance for Fiscal Year ^2008 was $^807,^566,000.

Recent biennium ending GRF balances were:^

	Cash	Fund	Fund Balance less
Biennium	Balance	Balance(a)	Designated Transfers(b)

1996-97	$1,367,750,000	$834,933,000	$149,033,000

1998-99	1,512,528,000	976,778,000	221,519,000

2000-01	817,069,000	219,414,000	206,310,000

2002-03	396,539,000	52,338,000	52,338,000

2004-05	1,209,200,000	682,632,000	127,800,000

2006-07	1,432,925,000	215,534,000	215,534,000

^Reflects the ending cash balance less amounts encumbered to cover financial commitments made prior to the end of the fiscal year.

(b) Reflects the ending fund balance less amounts designated for transfer to other funds, including the BSF.

Actions have been and may be taken by the ^State during less favorable economic periods to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any ^State obligations.

The appropriations acts for the ^2008-^09 biennium include all necessary appropriations for debt service on ^State obligations and for lease payments relating to lease rental obligations issued by the Ohio Building Authority and the Treasurer of ^State, and previously by the Ohio Public Facilities Commission.

The following is a selective general discussion of ^State finances, particularly GRF receipts and expenditures, for recent and the current bienniums. The State administration and both houses of the General Assembly have been and are committed to and have taken actions that ensure a balance of GRF resources and expenditures.

^

1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred to the State Income Tax Reduction Fund (ITRF), $200,000,000 into public school assistance programs, and $44,184,200 into the BSF. Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning, and $46,374,000 to the BSF.^

2000-01. The State’s financial situation varied substantially in the 2000-01 biennium. The first Fiscal Year of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from that balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610,400,000 was transferred to the ITRF.

In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645,300,000 to address shortfalls in its Medicaid and disability assistance programs. The State’s share of this additional funding was $247,600,000, with $125,000,000 coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 applying a 1 to 2% cut to most State departments and agencies. Expressly excluded from the reductions were debt service and lease rental payments relating to State obligations, and elementary and secondary education.

In March 2001, new lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions noted above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended Fiscal Year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

2002-03. Ongoing and rigorous consideration ^was given by the Governor and the General Assembly to revenues and expenditures ^throughout Fiscal Years 2002-03, primarily as a result of continuing weak economic ^conditions with budgetary pressures ^during this period primarily due to ^lower ^anticipated levels of receipts from certain major revenue sources.

Consideration came in four general time frames – the June 2001 biennial appropriation ^Act, late fall/early winter 2001, late spring and summer ^2002, and late winter/spring 2003. Significant remedial steps ^included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

The biennial GRF appropriations ^Act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major ^State taxes. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to ^State obligations. That original appropriations act also provided for ^transfers to the GRF of $160,000,000 from the BSF and $100,000,000 from the Family Services Stabilization ^Fund aimed at achieving ^Fiscal Year and biennium ending positive GRF fund balances, based on then current estimates and projections^.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates and projected GRF revenue shortfalls of $709,000,000 for ^Fiscal Year 2002 and $763,000,000 for ^Fiscal Year 2003. Executive and legislative actions taken to address those ^shortfalls included^:

^Spending reductions and limits on hiring and major purchases. ^Governor ordered spending reductions were at the annual rate of 6% for most ^State agencies, with lesser reductions for correctional and other institutional agencies, and with exemptions for debt service related payments, primary and secondary education and the adjutant general.

^December 2001 legislation, the more significant aspects of which included authorizing the additional transfer of up to $248,000,000 from BSF to the GRF during the current biennium thereby reducing the estimated BSF balance to ^$607,000,000; reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in Fiscal Year 2002 and 2003; and authorizing Ohio’s participation in a multi-state lottery ^game estimated to generate $40,000,000 annually beginning in ^Fiscal Year 2003.

^

Continuing weak economic conditions and lower than anticipated personal income and corporate franchise tax receipts then led OBM in the spring of 2002 to project higher estimated GRF revenue shortfalls of approximately $763,000,000 in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken to ensure positive GRF fund balances for Fiscal Year 2002 and the biennium. In addition to further appropriation reductions for certain departments and other management steps, those actions included legislation providing for: additional transfers to the GRF of the then remaining BSF balance ($607,000,000) as needed in Fiscal Years 2002 and 2003, and of $50,800,000 of unclaimed funds; a $50,000,000 reduction in the Fiscal Year 2002 ending GFR balance to $100,000,000; increasing the cigarette tax by 31¢ per pack (to a total of 55¢ per pack) estimated by OBM to produce approximately $283,000,000 in Fiscal Year 2003; additional transfers to the GRF of $345,000,000 from tobacco settlement moneys received in Fiscal Years 2002 and 2003 previously earmarked for construction of elementary and secondary school facilities and replacing the moneys for that purpose with authorized general obligations bonds; and extension of the State income tax to Ohio-based trusts and “decoupling” certain Ohio business taxes from federal tax law economic stimulus changes affecting business equipment depreciation schedules to produce approximately $283,000,000 in Fiscal Year 2003.

Fiscal ^Year 2002 ended with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash) based on the remedial steps described above, including transfers of $289,600,000 from tobacco settlement moneys and $534,^300,000 from the BSF (leaving ^Fiscal Year 2002 ending BSF balance $427,904,000, with ^that entire balance ^appropriated ^for GRF use if needed in ^Fiscal Year 2003)^.

On July 1, 2002, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for ^Fiscal Year 2003 reflecting prior budget balancing discussions with the General Assembly. Excluded from those department and agency cutbacks ranging up to 15% were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were debt service and lease rental payments relating to ^State obligations, and ad valorem property tax relief payments (made to local taxing entities)^.

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax ^receipts) and projected additional Medicaid spending, OBM in late January 2003 announced an additional Fiscal Year 2003 GRF ^shortfall of $720,000,000. The Governor ordered immediate additional reductions in spending ^intended to ^generate an estimated $121,600,000 of GRF savings through the end of the ^Fiscal Year (expressly excepted were appropriations for or relating to debt service on ^State obligations).

^

The Governor also proposed and the General Assembly enacted by March 1, 2003, the following additional revenue enhancements, transfers and expenditure reductions for Fiscal Year 2003 to achieve a positive GRF fund balance at June 30, 2003 as then estimated by OBM: An additional 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings; transfers of $56,400,000 to the GRF from unclaimed funds and various rotary funds; and a one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.

To offset the General Assembly’s enactment of legislation that did not include ^proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of ^Fiscal Year 2003. Included ^were reductions (generally at an annualized rate of 2.5%) of $90.6 million in ^State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to ^offset the need for further expenditure reductions. Expressly excepted from those reductions ^were appropriations for or relating to debt service on ^State obligations^.

Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the ^General Assembly on June 11, 2003. Those estimates ^revised Fiscal Year 2003 revenues downward by an additional $200,000,000 from OBM’s January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM ^addressed this additional ^Fiscal Year 2003 revenue shortfall through additional expenditure ^controls and by drawing upon $193,030,000 of ^federal block grant aid made available to the ^State prior to June 30 under a federal law ^effective on May 28, 2003.

The ^State ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.

Additional appropriations actions during the 2002-^2003 biennium, affecting most subdivisions and local libraries in the ^State, ^related to the various local government assistance funds. The original appropriations act capped the amount to be distributed in ^Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in ^Fiscal Years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior ^Fiscal Year amounts or the amount that would have been distributed under the standard formula.

2004-05. The GRF appropriations act for the 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003. The Act provided for total GRF biennial revenue of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease-rental payments related to ^State obligations^.

Among other expenditure controls, the Act included Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Year 2003 or the amount that would have been distributed under the standard formula.

The GRF expenditure authorizations for the 2004-05 biennium reflected and were supported by revenue enhancement actions contained in the Act including:

A one-cent increase in the ^State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year^.

Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69,000,000 annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $^36,000,000 annually, is subject to an ongoing legal challenge.)

Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29,000,000 annually.

Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.

Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.

The Act also authorized and OBM on June 30, 2004 ^transferred $234,700,000 of proceeds received from the national tobacco settlement into the GRF. In addition, the Act authorized the draw down during the biennium of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003. OBM drew down $211,600,000 and $316,800,000 of those federal monies in ^Fiscal Years 2004 and 2005, respectively^.

Based on regular monitoring of revenues and expenditures, OBM ^in March ^2004 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247,100,000 (1.02%) for Fiscal Year 2004 and by $372,700,000 (1.48%) for Fiscal Year 2005, the Governor ordered Fiscal Year 2004 expenditure reductions of approximately $100,000,000. On July 1, the Governor ordered additional Fiscal Year 2005 expenditure cuts of approximately $118,000,000 and a reduction of $50,000,000 in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Expressly excluded from those reductions were debt service and lease rental payments relating to ^State obligations, ^State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions were offset by GRF expenditure lapses and, for Fiscal Year 2005, elimination of an anticipated $100,000,000 year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance^.

The State ended Fiscal Year 2004 with a GRF fund balance of $157,509,000. Improving economic conditions had a positive effect on revenue in Fiscal Year 2005. With GRF revenue receipts modestly outperforming estimates for much of the Fiscal Year, OBM in June 2005 increased its GRF revenue estimates by $470,700,000. Final Fiscal Year 2005 GRF revenue came in $67,400,000 above that revised estimate. With Fiscal Year 2005 spending close to original estimates, the State made the following Fiscal Year-end allocations and transfers: $60,000,000 to address a prior-year liability in the Temporary Assistance to Needy Families (TANF) program; $40,000,000 to a disaster services contingency fund; $50,000,000 to the State’s share of the school facilities construction program; and $394,200,000 to the BSF. After these and certain smaller transfers, the State ended Fiscal Year 2005 and the biennium with a GRF fund balance of $127,800,000 and a BSF balance of $574,205,000.

^2006-07. Consistent with State law, the Governor’s Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provided for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over the 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures were: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The GRF expenditure authorizations for the 2006-07 biennium reflected and were supported by a significant restructuring of major State taxes, including:

^A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years.

^Phased elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions).

^

Implementation of a new commercial activity tax (CAT) on gross receipts from doing business in Ohio that phased in over the 2006 through 2010 fiscal years. When fully phased in, the CAT will be levied at a rate of 0.26% on gross receipts in excess of $1,000,000. Litigation has been pending since 2006 challenging the permissibility of the inclusion in the CAT tax base of food sales for off-premise consumption, and litigation was filed in March 2008 challenging the application of CAT to motor fuels. On September 2, 2008, an appeals court held that the CAT may not be applied to the wholesale sale of food and the retail sale of food for human consumption off premises. The State immediately announced its intention to appeal that decision to the Ohio Supreme Court, and the Court of Appeals’ decision has been stayed pending that appeal. When fully phased in, the CAT is projected to produce approximately $1,680,000,000 annually with $188,000,000 of that annual amount expected from its application to those food sales and $139,100,000 of that amount attributable to its application to motor fuels.

^A 5.5% State sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).

^An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.

The then Governor signed into law on June 5, 2006 legislation enacted by the General Assembly imposing a limitation on most GRF appropriations commencing with the 2008-09 biennium. This statutory limitation initially uses Fiscal Year 2007 GRF appropriations as a baseline and then applies an annual growth factor of the greater of 3.5% or the sum of the inflation rates and rate of State population change. Every fourth fiscal year thereafter becomes a new base year. GRF appropriations for State debt service payments are expressly excepted from this statutory limitation. This legislation was enacted as an alternative to a proposed “tax and expenditure limitation” (TEL) amendment to the Ohio Constitution that was withdrawn from the November 2006 general election ballot.

The State ended Fiscal Year 2006 with a GRF cash balance of $1,528,812,000 and a GRF fund balance of $1,025,967,000. Of that ending GFR fund balance, the State carried forward $631,933,000 to cover the expected and planned for variance of Fiscal Year 2007 GFR appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5% of Fiscal Year 2007 GFR revenue as an ending fund balance. The remaining $394,034,000 was deposited into the BSF increasing its balance to $1,012,289,000 (which includes $40,045,000 in receipts collected from a broad tax amnesty initiative and deposited in June 2006). The State ended Fiscal Year 2007 with a GRF cash balance of $1,432,925,000 and a GRF fund balance of $215,534,000.

Current Biennium. Consistent with State law, the Governor’s Executive Budget for the 2008-09 biennium was released in March 2007 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act ^was based upon then estimated total GRF biennial ^revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of ^approximately $52.4 billion (a 2.1% increase over the 2006-07 biennial expenditures). Spending increases for major program categories over the 2006-07 actual expenditures are: 2.2% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 13.2% for higher education; 5.25% for elementary and secondary education; 4.92% for corrections and youth services; and 4.7% for mental health and mental retardation. The Executive Budget and the GRF appropriations Act complied with the law discussed above under 2006-07 limiting appropriations for the 2008-09 ^biennium. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The original GRF expenditure authorizations for the 2008-09 biennium reflected and were supported by tax law changes contained in the Act, including:

^Restructuring nonresident tax exemption for Ohio motor vehicle purchases projected to produce approximately $54.0 million over the biennium.

^Restoring local government fund support by committing a set percent of all tax revenues deposited into the GRF. Local governments will receive 3.7% of total GRF tax revenues annually and local libraries will receive 2.22% of total GRF tax revenues annually.

^Eliminating the $300 per month cigarette and tobacco product importation exemption projected to produce approximately $25.0 million annually.

The GRF appropriations Act also created the Buckeye Tobacco Settlement Financing Authority to securitize ^tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. ^On October 29, 2007, the ^Authority ^issued its $^5.^53 billion ^Tobacco Settlement Asset-Backed Bonds, Series 2007 to fund capital expenditures for higher education ($938,000,000) and common school ($4,112,000,000) purposes ^over three years in lieu of the ^State issuing GRF-backed general obligation ^bonds to ^fund those capital expenditures. The resulting debt service savings to the GRF ^is funding the ^expansion of ^the homestead exemption property tax relief program in the Act. The Act reprograms all prior General Assembly allocations of ^anticipated tobacco settlement receipts to enable the pledge of 100% of those receipts to ^the payment of debt service on the Authority’s obligations. The State had previously enacted legislation allocating ^its anticipated share of those receipts through Fiscal year 2012 and making a partial allocation thereafter through Fiscal year 2025. Except for Fiscal Years 2002 through 2004, none of the receipts were applied to existing operating programs of the State. Under those previously enacted allocations, the largest amount was to be applied to elementary and secondary school capital expenditures, with other amounts ^allocated for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

With the Ohio economy expected to be negatively affected by the national economic downturn, in January 2008 OBM reduced its original GRF revenue projections by $172,600,000 for Fiscal Year 2008 and $385,100,000 for Fiscal Year 2009. Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected a budgetary shortfall for the current biennium of $733,000,000.

Executive and legislative actions were taken based on the new OBM estimates, including:

The Governor, on January 31, 2008, issued an executive order directing expenditure reductions and spending controls totaling approximately $509,100,000 for the biennium as well as limitation on major purchases, hiring and travel, which amount has since been reduced to $402,000,000 based primarily on the transfers of unspent agency appropriations and the June 2008 action described below. Allocation of those reductions has been determined by the OBM Director in consultation with the affected agencies and departments, with annual expenditure reductions ranging up to 10%. An employee reduction plan was also announced aimed at reducing the State’s workforce by up to 2,700 through selective elimination of positions, attrition, unfilled vacancies and an early retirement incentive program. Expressly excluded from the cutbacks are appropriations for or relating to debt service on State obligations, State higher educational instruction support, foundation formula support for primary and secondary education, Medicaid entitlement programs, and ad valorem property tax relief payments.

Transfer of unspent agency appropriations totaling $120,200,000 in Fiscal Year 2008 and $78,000,000 in Fiscal Year 2009.

Authorizing expansion of the State-run lottery system to include “keno” games currently projected to generate $65,000,000 in Fiscal Year 2009.

In June 2008, the General Assembly also passed legislation that provides for, among other things, transfers to the GRF (after a selective line-item veto) of up to $63,333,000 from the BSF for the State’s share of increased Medicaid costs, $55,000,000 from rotary funds and $25,000,000 in uncommitted interest earnings from proceeds of the State’s tobacco Settlement Asset-Backed Bonds.

The State ended Fiscal Year 2008 with a GRF cash balance of $1,682,002,000 and a GRF fund balance of $807,566,000. Of the ending GRF fund balance, the State maintained $133,313,000 reflecting one-half of one percent of FY2008 GRF revenues as the required ending fund balance and carried forward $674,253,000 to cover the expected and planned for variance of Fiscal Year 2009 GRF appropriations over estimated revenue. The BSF balance at the end of Fiscal Year 2008 was $1,012,289,000 (subject to currently authorized transfers of up to $263,333,000 as described herein.)

In March 2008, in response to the national economic downturn, the Governor proposed a $1.7 billion economic stimulus plan to stimulate the Ohio economy through investments in logistics and distribution, bio-products and bio-medical research, advanced and renewable energy, local government infrastructure, conservation projects and brownfield revitalization projects. These investments were to be funded primarily through new GRF bond-backed capital appropriations. After extensive hearings and review, the General Assembly in June passed a $1.57 billion economic stimulus package that mirrored the purposes proposed by the Governor and added funding for higher education workforce programs and expanded the State’s historic preservation tax credits. That legislation reconfigured the sources of funding for the stimulus plan to include in addition to GRF-backed bonds, $230,000,000 of cash from the Ohio Tobacco Prevention Foundation (this transfer is subject to a pending legal challenge), $370,000,000 in GRF operating appropriations to be made over the next five fiscal years, and $184,000,000 in bonds backed by net profit from the State’s liquor enterprise, and directs the OBM Director to transfer $200,000,000 from the BSF for funding of certain local government infrastructure road and bridge projects. The Governor line item-vetoed the July 1, 2008 deadline by which the OBM Director must make that BSF transfer, emphasizing GRF budget stabilization as the proper first priority for utilization of BSF moneys and allowing time to explore other funding options for this local government infrastructure portion of the economic stimulus plan. While it is not possible a this time to determine the extent to which this BSF transfer will be needed, the available balance in the BSF would be reduced to $748,956,000 should this transfer occur in addition to the above $63,333,000 BSF transfer for increased Medicaid costs.

With the Ohio economy continuing to be negatively affected by the national economic downturn, OBM on September 10, 2008 announced a $540,000,000 further reduction in its GRF revenue projections for Fiscal Year 2009 and a projected Fiscal Year budgetary shortfall of the same amount. Executive actions announced to offset the projected shortfall include:

Use of additional planned Fiscal Year-end lapses and GRF carry forward totaling $126,400,00.

Use of balances in various non-GRF “rotary funds” totaling $112,000,000.

Transfer to the GRF an additional $40,000,000 of interest earnings on the proceeds of the tobacco securitization referred to above.

As authorized by June 2008 legislation referred to above, a transfer to the GRF (subject to Controlling Board approval) of $63,333,000 to pay for previously authorized Medicaid cost expenditures.

The $198,300,000 balance will be offset by a 4.75% reduction in most agency appropriations, which does not apply to appropriations for debt service or tax relief, Medicaid and disability financial assistance, Department of Education aid to local school districts, the Departments of Rehabilitation and Corrections and Youth Services and selected others.

On December 1, 2008, OBM announced a further $640,000,000 reduction in GRF revenue projections for Fiscal year 2009 expected to result in a projected Fiscal Year budgetary shortfall of the same amount. Executive actions announced to offset much of that projected shortfall include:

Reducing total GRF Medicaid spending by $311,100,000 by using cash from non-GRF Medicaid accounts and the corresponding federal share previously planned for use in Fiscal year 2010.

Reducing total Medicaid programs spending by $21,300,000 by enhanced focus on use of other third party liability sources and other program savings exceeding original estimates.

Reducing other GRF expenditures by $180500,000 through further 5.75% reduction in most agency appropriations, which will not apply to appropriations for debt service or tax relief, Medicaid and disability financial assistance, Department of Education aid to local school districts, the Departments of Rehabilitation and Corrections and Youth Services ad selected others. These reductions are in addition to the approximately $1.27 billion of 2008-2009 biennium budget adjustments already undertaken.

The remaining $131,900,000 of the shortfall is expected to be offset by additional Federal Medical Assistance Payments (FMAP) to be received under federal stimulus legislation previously introduced in the 110th Congress and currently expected to be reintroduced in the 111th Congress, that would increase federal Medicaid match to the GRF by that amount (after taking into account loss of federal match from the two Medicaid related actions outlined above). OBM is developing further alternatives to accomplish this needed remaining offset if this federal stimulus legislation is not approved by the Congress and these FMAP payments are not received as currently expected.

Based on these actions and Congress’ expected approval of the FMAP payment (or implementation of the further offsets) referred to above, OBM is projecting a positive GRF fund balance at June 30, 2009. As discussed above, the State is effectively precluded by its Constitution from ending a Fiscal Year or a biennium in a “deficit” position. The Governor and OBM will continue to closely monitor revenues and expenditures, take needed executive actions and work with the General Assembly to ensure a positive GRF ending fund balance.

As discussed above, the State is effectively precluded by its Constitution from ending a Fiscal Year or a biennium in a “deficit” position. The Governor and OBM will continue to closely monitor revenues and expenditures, take needed executive actions and work with the General Assembly to ensure a positive GRF ending fund balance.

OBM ^prepares a financial report summarizing its analyses at the end of each month. ^The most recent Monthly Financial Reports are accessible via OBM’s home page on the Internet at ^http://www.obm.ohio.gov/finrep, and copies are available ^upon request to OBM.

The incurrence or assumption of debt by the ^State without a popular vote is, with limited exceptions, prohibited by the ^State Constitution. The ^State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the ^State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the ^State in war.) The Constitution provides that “Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state.”

By 18 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of ^State general obligation (GO) debt and the pledge of taxes or excises to its payment, all related to the financing of capital ^facilities, except for three that funded bonuses for ^veterans, one that funded coal technology research and development, and one for research and development activities. Currently, ^tax supported general obligation debt of the State is authorized to be incurred for the following purposes: ^highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development, and site development. Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the ^State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

A 1999 constitutional amendment provides an annual debt service “cap” applicable to most future issuances of ^State general ^obligations and other ^State direct obligations payable from the GRF or net ^State lottery proceeds. Generally, and except for the additional $650,000,000 of general obligation debt approved by the voters at the November 8, 2005 election for research and development and the development of sites and facilities, new obligations may not be issued if future ^Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net ^State lottery proceeds during the ^Fiscal Year of issuance. Those direct obligations of the ^State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the ^State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

In addition to its issuance of highway bonds, the ^State has ^financed selected highway infrastructure projects by issuing bonds and entering into agreements that call for debt service payments to be made from federal transportation funds allocated to the ^State, subject to biennial appropriations by the General Assembly. The highest annual State payment under those agreements in the current or any future fiscal year is $^114,^535,^618 in Fiscal Year ^2009. In the event of any insufficiency in the anticipated federal allocations to make payments on ^State bonds, the payments are to be made from any lawfully available moneys appropriated to ODOT for the purpose.

State agencies also have participated in buildings and ^equipment, information systems ^and non-highway transportation projects that have local as well as ^State use and benefit, in connection with which the ^State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of ^Participation (COPs) have been issued in connection with those agreements that represent fractionalized interests in and are payable from the ^State’s anticipated payments. The maximum annual payment under those agreements, made from GRF ^appropriations is $^25,^370,^759 in Fiscal Year ^2017 and the total GRF-supported principal amount outstanding is $^203,^075,000. Payments by the ^State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. The OBM Director’s approval of such agreements is ^required if COPs are to be publicly-offered in connection with those agreements.

A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of ^State bonds and notes secured by a pledge of portions of the ^State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a ^maximum of $^630,000,000 to be outstanding at any one time, of which not more than $84,000,000 may be issued for eligible advanced energy projects and not more than $100,000,000 may be issued for eligible logistics and distribution projects. The aggregate amount from the net liquor ^profit to be used in any ^Fiscal Year in connection with these bonds may not exceed $^63,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000. Pursuant ^constitutional ^authority, the ^State has issued $^150,000,000 of bonds for revitalization purposes that are also payable from ^State liquor profits. The maximum annual debt service on all state bonds payable from ^State liquor profits is $^45,^323,^257 in Fiscal Year ^2009.

Certain ^State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute “debt” under the constitutional provisions described above. The Constitution authorizes ^State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

^Litigation was commenced in the Ohio courts in 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the ^State provide a “thorough and efficient system of common schools”. On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the ^State did not comply with that requirement, even after again noting and crediting significant ^State steps in recent years.

In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the ^State petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Ohio Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Ohio Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. On October 20, ^2003 the United States Supreme Court declined to accept the plaintiff’s subsequent petition requesting further review of the case.

The General Assembly has taken several steps, including significantly increasing ^State funding for public schools. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of ^State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as “unfunded mandates.”

Under the current financial structure, Ohio’s 613 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from ^State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulae that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those ^Fiscal Years in which appropriations cutbacks were imposed.

School districts also rely upon receipts from locally voted taxes. In part because of provisions of some ^State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

The ^State’s present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970’s, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of ^State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates (and effective July 1, 2005, municipal income taxes that may be shared with school districts). Many districts have submitted the question, and income taxes are currently approved in 145 districts.

Original State basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two Fiscal Years of the biennium over appropriations in the preceding biennium which were subject to State spending reductions for Fiscal Year 1992 of 2.5% of annual Foundation Program appropriations. There were no reductions for the 172 districts with the lowest per pupil tax valuations, and the reductions were in varying amounts with varying effects for the other districts. Foundation payments were excluded from the then Governor’s spending reduction order for Fiscal Year 1993.

Biennial school funding ^State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) for recent biennia were:

1996-97 – $10.1 billion representing a 13.6% increase over the preceding biennium total^.

1998-99 – $11.6 billion (18.3% over the previous biennium).

2000-01 – $13.3 billion (15% over the previous biennium).

2002-03 – $15.2 billion (17% over the previous biennium before the expenditure reductions).

2004-05 – $15.7 billion (3.3% over the previous biennium before the expenditure reductions).

2006-07 – $16.4 billion (4.5% over the previous biennium before the expenditure reductions).

State appropriations for the purpose made for the 2008-09 biennium are $17.2 billion (4.9% over the previous biennium), representing an increase of 1.7% in Fiscal Year 2008 over 2007 and 3.8% in Fiscal Year 2009 over 2008.

Those total ^State 2008-09 biennial appropriations exclude non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). The amount of lottery profits transferred to the LPEF totaled ^$^645,137,000 in Fiscal Year 2005, $646,276,000 in Fiscal Year 2006 (which excludes $5,820,000 transferred to the Deferred Prize Trust Fund^), $669,327,000 in Fiscal Year ^2007 and $672,184,000 in Fiscal Year 2008. ^Ohio participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF ^be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school district solvency assistance program. Beginning in Fiscal Year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district’s foundation payments over the following two-year period. Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during Fiscal Year 1999, with another six districts receiving a total of approximately $8,657,000 in Fiscal Year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme ^Court and as a result was restructured in Fiscal Year ^2001, including a ^modification to allow districts that experience an unforeseen catastrophic event to apply for a grant. In Fiscal Year 2006 ^one district received a solvency advance in the amount of $41,000^,000, while two districts received solvency advances ^totaling $16,937,000 in Fiscal Year 2007 and ^one district received ^a solvency advance in the amount of $10,380,000 in Fiscal Year 2008. No districts received grants as a result of catastrophic events from Fiscal Year 2006 to Fiscal Year 2008.

Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal "fiscal emergencies" and “fiscal watch”, but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently ^eight school districts in fiscal emergency status and ^eight in fiscal watch status. New legislation has created a third, more preliminary, category of “fiscal caution.” A current listing of school districts in each status is on the Internet at ^http://www.auditor.state.oh.us.

^

Federal courts have ruled that the State shared joint liability with the local school districts for segregation in Cincinnati, Cleveland, Columbus, Dayton and Lorain. Subsequent trial court orders directed that some remedial costs be shared by the State and the respective local districts. For that purpose, recent appropriations, decreasing in each biennium were $100,800,000 in 1998-99, $23,700,000 in 2000-01, and $1,000,000 in 2002-03. All cases were settled prior to the end of Fiscal Year 2003 and there is no further State liability.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a commission composed of ^State and local officials, and private sector members experienced in business and finance appointed by the Governor to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) ^Thirteen municipalities and two townships are in “fiscal emergency” status and ^seven municipalities in preliminary “fiscal watch” status.

At present the ^State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or ^municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation -- commonly referred to in the context of Ohio local government finance as the "ten-mill limitation."

RHODE ISLAND

Rhode Island. Over the past decade, the structure of the Rhode Island economy has changed dramatically from a manufacturing based economy to being dominated by health services and tourism, with health services being the largest industry sector in Rhode Island. From FY 1997 to FY 2002, annual increases in expenditures were funded in part by substantial opening surpluses due to general economic conditions. During FY 2002 and FY 2003, the State’s economy and tax revenues were adversely impacted by the regional and national economic slowdown. Accordingly, the FY 2002 and FY 2003 budgets were balanced using increases in personal and corporate income taxes and the State’s gas tax and the onetime proceeds from the tobacco securitization initiative. Similarly, the FY 2004 budget was principally balanced using a one-time $102 million Federal aid grant made available as part of the Jobs and Growth Act of 2003. The General Assembly used these additional funds to finance Medicaid expenditures that would have otherwise been supported with general revenue funds, thereby freeing up the State’s resources to balance the budget. To compensate for the non-recurring Federal funds received in FY 2004 and to balance the FY 2005 budget, the State attempted to control capital expenditures, cut funding to certain State programs and increase business licensing collections through greater statutory enforcement. The State’s attempts to control expenditures persists at present, and are embodied in Governor Carcieri’s “Big Audit” of the state government which ^was designed approximately six years ago in an effort to reduce costs, increase ^efficiency and improve the delivery of state services. ^Through the so-called Fiscal Fitness program, this Big Audit is expected to save taxpayers $490 million by the end of this decade. ^For Rhode Island, however, 2008 brought a mix of rising unemployment, growing budget deficits, increasing foreclosures and decreasing home prices — all combining to create the ^worst downturn in ^the State since the recession of ^the early 1990s. Falling revenue forced Governor Carcieri to sign a $^6.9 billion budget in June of 2008 that made deep spending cuts to welfare programs and other social services. ^Legislative leaders, however, ^still expect a $^366 million ^deficit for ^the year ending in ^June of 2009, and ^a $486 million shortfall after that.

^

As enacted, the FY 2009 State budget calls for expenditures of $6.919.1 billion. This amount represents a decrease of $58.34 million from the FY 2008 enacted budget, or a decrease of 0.8%. Approximately 47.3% ($3.28 billion) of the State’s spending plan under the FY 2009 budget is supported with general unrestricted State revenues generated by personal income, general business and sales and use taxes totaling $3.35 billion, with personal income and sales and use taxes providing roughly $1.98 billion of that amount. Roughly 28.9% ($1.997 billion) of the State’s budget comes from the Federal government, mostly in the form of Medicaid funds, while other funds, primarily university and college funds and employment and training funds, represent about 21.6% ($1.49 billion), and restricted funds generated by fees and charges dedicated to specific programs represent about 2.2% ($152 million) of resources.

Rhode Island's two largest revenue sources, personal income taxes and sales taxes, continue to be weak, and the forecast of business corporation tax revenues also was sharply reduced in November 2008 revisions. Personal income tax revenue is forecast to drop 5.8% in FY 2009 and sales and use taxes are projected down 1.7% for the year, following a decline of 3.2% in FY 2008. Overall, tax revenue is forecast down 4.6% in FY 2009 (6.7%, adjusting for the impact of tax policy changes). Tax revenue is then projected to grow 0.6% in FY 2010.

Assistance, grants and benefit programs to individuals continue to represent the largest and fastest growing portion of the State expenditures. FY 2009 spending on this category amounts to $2.83 billion, or roughly 41% of total budgeted expenditures. The State’s Medicaid expenditures per capita are among the highest in the nation and the State has also underperformed when compared with the rest of the country in moving people from welfare to the workforce. The pressures of a national economic downturn combined with the budget shortfall led Rhode Island to confront its high health-care costs. In August, 2008, Rhode Island officials sought authority to rein in Medicaid spending. Rhode Island's comprehensive five-year Medicaid waiver request would give the state sweeping authority over the program in exchange for capping both federal and state Medicaid spending. The State was still negotiating the waiver during the end of 2008, but as submitted it would limit combined federal and state Medicaid spending to $10.76 billion for fiscal years 2009-2013.

Personnel costs constitute the second largest category of spending. Expenditures on personnel in FY 2009 equal $1.55 billion, representing a decrease of roughly $122 million from the FY 2008 enacted budget. The third major category of State budgetary spending is local aid, totaling $1.31 billion, or roughly 19% of total expenditures.

The ^largest category of State local aid to cities and towns involves assistance programs for school operations and school ^buildings ($924.5 million in FY 2009). In addition to school aid, the State provides a general revenue sharing program for local governments ($^55.1 million in FY ^2009), which is intended for direct property tax relief and incorporates a distribution formula based upon relative population, tax effort and personal income of each municipality. The State also provides municipal aid programs which include a payment-in-lieu-of-taxes (PILOT) program ($27.8 million for FY ^2009) and reimbursement to local governments for their cost of carrying out certain State mandates, including the phase out of the motor vehicle excise tax. ^

^

Below the level of state government, Rhode Island is divided into 39 cities and towns which exercise the functions of local general government. As provided in the State Constitution, these municipalities have the right of self government in all local matters by adopting a “home rule” charter. Every city or town, however, has the power to levy, assess and collect taxes or borrow money, only as specifically authorized by the General Assembly. Legislation enacted in 1985 limits tax levy or rate increases of greater than ^5½% over the previous year. However, tax levy or rate increases of greater than 5 ½% are permitted in the event that debt service costs on present and future general obligation debt increase at a rate greater than ^5½%. This limitation may also be exceeded in the event of loss of non-property tax revenue certified by the State Department of Administration, or in the event of an emergency situation certified by the State Auditor General. In addition, State statutes require every city and town to adopt a balanced budget for each fiscal year. Local governments rely principally upon state aid, general real and tangible personal property taxes and automobile excise taxes (currently being phased out pursuant to a State mandate) for revenue.

^

In addition to state aid, one major source of revenues for cities and towns is its real property tax base. Like much of the nation, until 2007, Rhode Island experienced rapid appreciation in median home prices. However, starting in 2007, the housing market started to decline, taking one of the largest hits in 2008. The median price of a single-family house in the state during the first three months of 2008 fell nearly 10 percent, to $245,000, compared with $272,000 a year earlier. And sales were down 23 percent from the same period last year. In the third quarter of 2008, sales volume and median price of single family homes dropped in year over year numbers. The median price of single family homes sold in the third quarter fell 17.83%, from $279,900 in 2007 to 230,000 in 2008. Single-family home sales fell 10.3 percent in October with 774 transactions compared to 863 a year ago. More than a quarter of the sales involved distressed properties sold through foreclosures or short sales.

In an effort to address cash flow needs in the state of Rhode Island, Governor Carcieri directed the Treasurer to borrow $350 million by selling tax-free short-term notes, commonly called Tax Anticipation Notes or TANs. Rhode Island made the short-term notes available to all Rhode Islanders beginning October 27, 2008, with the debt being repaid on June 30, 2009, the last day of FY 2008. This is in line with Rhode Island’s constitutional requirement for a balanced budget. In the past, TANs offered by the state were primarily bought by large institutions, but the State instead made the purchase of these tax-free short-term notes more accessible for Rhode Island's business community and its citizens. Just over $25 million was sold directly to Rhode Islanders. The notes allow the state to fund capital projects and pay general operating expenses immediately rather than waiting for the actual collection of taxes in the spring.

In November 2008, the three major rating agencies determined that Rhode Island’s general obligation bond rating system should remain at its current level. Moody’s affirmed the State’s “Aa3” rating and Standard and Poor’s Corporation affirmed the State’s “AA” rating. Fitch Investor’s Services downgraded Rhode Island's general obligations bond rating to 'AA-' from 'AA' in October 2008. This change is a reflection of economic and revenue deterioration that has strained state finances. Fitch still confirmed the State’s “stable rating outlook” by taking into account the State’s record of taking action to achieve balance; however, Fitch indicates that it will closely monitor economic and revenue trends and the state's response to its challenges.

On the heels of these ratings, Rhode Island priced $107.3 million in general obligation bonds. The $107 million bond sale is a result of voter-approved borrowing from the 2004 and 2006 elections. The bonds were offered for sale on two days; the first day the bonds were offered exclusively to retail investors, and the second day the bonds were made available to major institutions. Rhode Island retail investors purchased a record $102 million in bonds, representing 95% of the total amount of municipal bonds offered. This is a record level of retail purchases for a Rhode Island municipal bond sale. The bulk of the money will go towards: highway and road projects; the completion of the biotech research center at the University of Rhode Island and upgrades at the Roger Williams Park Zoo. Other major capital improvement projects will also benefit from the bond sale, as will affordable housing, historic preservation and open space. Moreover, the money is intended help stimulate the local economy.

WEST VIRGINIA

The West Virginia Constitution prohibits the issuance of debt, except as authorized by constitutional amendment ratified by the voters. For general obligation bonds, debt limits are established in the constitutional amendment authorizing the debt. For special obligation bonds and mortgages, debt limits are established at the individual issuer level, either by a ceiling on the amount of bonds authorized or the amount of funding for debt service.

The Business and Occupation Tax, the Personal Income Tax, the Consumer Sales and Use Tax, the Minerals Severance Tax, the Corporate Net Income Tax and the Business Franchise Tax together provided nearly 86.25% of the revenue for the General Revenue Fund in the 2005-2006 fiscal year. A commission, appointed by the Governor in July 1997 has recommended certain revenue-neutral reforms. Such reforms would require a constitutional amendment and implementing legislation before taking effect.

The state maintains a rainy day reserve fund into which 50% of annual surplus general fund revenues will be deposited until the reserve fund balance reaches 5% of general fund appropriations. At December 31, 2006, the estimated balance in the fund was $222.69 million. The state has upgraded its financial management and reporting practices through its conversion to GAAP-based accounting. The state also adopted policies to amortize large unfunded accrued liabilities in its workers’ compensation and teachers retirement funds over years.

The federal programs administered in West Virginia are a substantial part of the operation of state government. Historically, federal grants have either been part of an ongoing program, limited to a specific project or structured to institute immediate state action. In all cases, they become due either temporarily or permanently and are a significant feature of state services and the budget process. In fiscal year 2005-2006, state agencies received approximately $4 billion from federal sources. The state budget for fiscal year 2006-2007 reflects anticipated receipts of approximately $4 billion from federal sources. It is anticipated that the state will end the current fiscal year on a break even basis or with a surplus. A portion of any such surplus will be applied to unfunded liabilities.

On January 10, 2007, the Governor delivered his State of the State address. In his remarks the Governor reviewed accomplishments of the past year. Accomplishments included administratively implementing of cost savings resulting in savings of $26 million and tax modernization efforts that legislation designed to cut the food tax in half by 2008; created a low income family tax credit; doubled the Senior Citizen refundable property tax credit; cut the business franchise tax; and reduced the corporate net income tax. The Governor for the second year in a row has introduced a five year budget. The proposed budget for fiscal year 2007-2008 contemplates expenditures of $3.94 billion and a surplus of $118 million. Governor Manchin’s long term projections suggest that state spending will increase by $700 million by fiscal year 2011-2012 with a potential deficit of $132,875,000.

PUERTO RICO, THE U.S. VIRGIN ISLANDS AND GUAM

^

Puerto Rico. Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The Commonwealth of Puerto Rico differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. Section 936 of the Code has provided a tax credit for certain qualified U.S. corporations electing “possessions corporation” status. However, in 1993, Section 936 was amended to provide for two alternative limitations on the Section 936 credit attributable to certain active business income. The first limitation was based on the economic activity of the Section 936 possessions corporation. The second limited the credit to a specified percentage of the credit allowed under prior law. In 1996, Section 936 credit was repealed except that the credit attributable to possessions source business income with respect to certain existing credit claimants was subjected to a phase out over a ten year period (subject to additional caps).

Also in 1996, a new Section 30A was added to the Code. Section 30A permits a “qualifying domestic corporation” that meets certain gross income tests to claim a credit against the federal income tax in an amount equal to the portion of the tax which is attributable to the taxable income from sources outside of the United States, from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such a trade or business. Section 30A was phased out January 1, 2006.

During the mid and late 1990s the Commonwealth of Puerto Rico benefited from a robust U.S. economy, more aggressive tax collections and low oil prices. This created an expanded employment base, job growth, reduction in unemployment, increase in tourism spending, real GDP growth in the 3.1% to 3.5% range and significant increases in General Fund cash balances from fiscal year end 1997 to fiscal year end 1999. These factors, combined with minimal negative impact from the 1996 federal legislation phasing out Section 936 tax benefits to Puerto Rico subsidiaries of U.S. Corporations, created a positive outlook for the credit in the late 1990s.

In fiscal year 2000, the outlook on the credit turned negative due to the slowdown in the U.S. economy (88% of Puerto Rico’s exports go to the U.S.), uncertainty regarding increasing oil prices, failure of the government to reign in health care costs, expense overruns in education and a decreasing rate of employment growth. As a result, the General Fund recorded a $268 million deficit in fiscal year 2000 due to increased education and health care spending.

A new administration, the Popular Democratic Party that favors Puerto Rico’s commonwealth status over a potential statehood status, took office in January, 2001. It was not long before they realized the presence of continued fiscal stress and estimated a fiscal year 2001 budget shortfall of $700 million. The shortfall was stated to be caused by weakened revenue growth due to the slowing pace of employment and a softening U.S. economy.

On May 30, 2001, S&P downgraded the Commonwealth of Puerto Rico to an A- from an A due to continued years of operating deficits and the use of borrowing to cover the deficits. Puerto Rico continued to use deficit financing and cash transfers from other accounts to fill budget deficits for fiscal years 2002 - 2006. In fiscal year 2006, the Commonwealth hoped to balance the budget with cost saving measures and new excise taxes, but the deficit balloned to $1.1 billion. As a result of continued annual deficits, and the 2 week shut down of non-essential government employees ^in May 2006, Moody’s lowered the rating on Puerto Rico to Baa3 from Baa2 on May 8, 2006. S&P rates Puerto Rico BBB- after a downgrade from BBB in May 2007 and A- in September 2005. In 2007, the government made progress toward structural balance by instituting a sales tax and flat spending. As a result, Moody’s ^changed their outlook from negative ^to stable last fall. However, due to the weakened economies of Puerto Rico and the ^U.S., Puerto Rico is estimating bigger budget shortfalls in fiscal years 2008 and 2009.

The U.S. Virgin Islands. The United States Virgin Islands (“USVI”) is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. The tourism industry is economically sensitive and is adversely affected by the recession in the United States and Europe. The attacks of September 11, 2001 also had an adverse affect on tourism. For 2001, air passengers to the USVI were down 2.9% after increasing 12% in 2000. However, supported by an increase in cruise passengers, total visitors increased by 4.4% in 2001. An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. The last major hurricane to impact the USVI was Hurricane Marilyn on September 15, 1995. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated.

The USVI is periodically hit by hurricanes. Several hurricanes have caused extensive damage, which has had a negative impact on revenue collections. ^In addition, eventual elimination of the Section 936 tax credit for those companies with operations in USVI may lead to slower growth in the future. Moody’s assigned a Baa3 rating to the territory and S&P a BBB- in September 2006.

Guam. The U.S. territory of Guam derives a substantial portion of its economic base from Japanese tourism. With a reduced U.S. military presence on the island, Guam has relied more heavily on tourism in past years. During 1998, the Japanese recession combined with the impact of typhoon Paka resulted in a budget deficit of $21 million. Based on these factors, S&P downgraded Guam's rating to BBB- from BBB with a negative outlook on May 26, 1999. Although total visitors improved in 1999 and 2000, they were weakened by economic slowdowns and the effects of the September 11th terrorist attacks in 2001. In 2002 Guam was hit with two major typhoons and impacted by the global economic slowdown. These negative trends have had an unfavorable effect on Guam’s financial position with consistent general fund deficits from 1997-2002 with the exception of a small surplus in 2000. Guam also has a high debt burden with outstanding debt per capita of $2,700 and debt service representing 16% of expenditures. These factors caused S&P to downgrade Guam’s rating to BB (below investment grade) from BBB– on March 25, 2002. Due to continued economic weakness and the negative effects of the typhoons in 2002, S&P further downgraded Guam’s debt to B from BB on May 6, 2003. Guam is not rated by Moody’s.

APPENDIX F

RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. ^Ratings are generally given to securities at the time of issuance. ^While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

^

MOODY’S INVESTORS SERVICE, INC. (“Moody’s”)

LONG-TERM CORPORATE OBLIGATIONS RATINGS

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM CORPORATE OBLIGATION RATINGS

Moody’s short term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability tot repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime ratings categories.

ISSUER RATINGS

Issuer Ratings are opinions of the ability of entities to honor senior unsecured financial obligations and contracts. Moody’s expresses Issuer Ratings on its general long-term and short-term scales.

US MUNICIPAL RATINGS

Moody’s municipal ratings are opinions of the investment quality of issuers and issues in the U.S. municipal market. As such, these ratings incorporate assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term scale. Historical default and loss rates for obligations rated on the US Municipal Scale are significantly lower that for similarly rated corporate obligations. It is important that users of Moody’s ratings understand these differences when making rating comparisons between the Municipal and Global scales.

US MUNICIPAL LONG-TERM DEBT RATINGS

Municipal Ratings are based upon the analysis of five primary factors related to municipal finance: market position, financial position, debt levels, governance, and covenants. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal and tax-exempt issuers.

A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated Caa demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: ^Moody’s ^appends numerical modifiers, 1, 2, and 3 ^to each generic rating classification from Aa through ^Caa. ^The modifier 1 indicates that the ^obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates ^a ranking in the lower end of ^that generic rating category.

US MUNICIPAL SHORT-TERM OBLIGATION RATINGS AND DEMAND OBLIGATION RATINGS

^Short-Term ^Obligation Ratings

^There are three rating categories for short-term municipal obligations that are considered investment grade. ^These ratings are designated as ^Municipal Investment Grade (MIG) and are divided into three ^levels--^MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expires at the maturity of the obligation.

^

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-band access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group/

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins or protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term rating and demand obligation rating. ^The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. ^The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale^, the Variable Municipal Investment Grade or VMIG rating.

^When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR., e.g., Aaa/NR or NR/ ^VMIG.

^VMIG rating expirations ^are a function of each issue’s specific structural or credit features.

^VMIG 1: ^This designation denotes superior credit quality. ^Excellent protection is afforded by ^the superior short-term credit strength of the liquidity ^provider and structural and legal protections that ensure the ^timely payment of purchase price upon demand.

^

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidty provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections neccesary to ensure the timely payment of purchase price upon demand.

STANDARD & POOR’S RATINGS GROUP (“S&P”)

ISSUE CREDIT RATINGS DEFINITIONS

Issue credit ratings can be either long or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicated the creditworthiness of an obligor with respect to put-features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based in varying degrees on the following considerations:

Likelihood of payment-- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

Nature of and provisions of the obligations;

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

LONG-TERM ISSUE CREDIT RATINGS:

AAA: ^An obligation rated ^‘AAA’ has the highest rating assigned by S&P. ^The obligor’s capacity to ^meet its financial commitment on the obligation is extremely strong^.

^

AA: An obligation rated ‘AA’ differs from the highest-rated obligors only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: ^An obligation rated ^‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than ^obligations in ^higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: ^An obligation rated ^‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to ^meet its financial commitment on the obligation.

^ BB, B, CCC, and CC and C

^Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ^‘C’ are regarded as having ^significant speculative ^characteristics. ^‘BB’ indicates the least degree of speculation and ^‘C’ the highest. ^While such ^obligations will likely have some quality and protective characteristics, these ^may be outweighed by large uncertainties or major exposures to adverse conditions^.

BB: ^An obligation rated ^‘BB’ is less ^vulnerable to non-^payment than other speculative issues. ^However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet ^its financial commitment on the obligation.

^

B: An obligation rated ‘B’ is more vulnerable than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: ^An obligation rated ^‘CCC’ is currently ^vulnerable to ^nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet ^its financial commitment on the obligation. ^In the event of adverse business, ^financial or, ^economic conditions, ^the obligor is not likely to have the capacity to ^meet its financial commitment on the obligation.

CC: ^An obligation rated ‘CC’ is currently highly vulnerable to nonpayment^.

^

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: ^A obligation rated ^‘D’ is in payment default. ^The ^‘D’ rating category is used when ^payments ^on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. ^The ^‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if ^payments on an obligation are jeopardized.

Plus (+) or Minus (-): ^The ratings from ^‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

^

NR: ^This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular ^obligation as a matter of policy^.

^

SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligation is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

ISSUER CREDIT RATINGS DEFINTIONS

Issuer credit ratings are based on current information furnished by obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any issuer credit rating and may, on occasion, rely on unaudited financial information. Issuer credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issuer credit ratings can either be long or short term. Short-term issuer credit ratings reflect the obligor’s creditworthiness over a short-term horizon.

LONG-TERM ISSUER CREDIT RATINGS

AAA: An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P.

AA: An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A: An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB: An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

BB, B, CCC, and CC

Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligor ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.

B: An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meets its financial commitments.

CCC: An obligor rated ‘CCC’ is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC: An obligor rated ‘CC’ is currently highly vulnerable.

Plus (+) or Minus (-): The ratings from ‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

R: An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see S&P’s issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D: An obligor rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see S&P’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

NR: An issuer designated NR is not rated.

SHORT-TERM ISSUER CREDIT RATINGS

A-1: An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2: An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3: An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B: An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. Ratings ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

B-1: Obligors with a ‘B-1’ short-term rating have a relatively stronger capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

B-2: Obligors with a ‘B-2’ short-term rating have an average speculative-grade capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

B-3: Obligors with a ‘B-3’ short-term rating have a relatively weaker capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

C: An obligor rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

R: An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see S&P’s issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D: An obligor rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see S&P’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

NR: An issuer designated as NR is not rated.

MUNICIPAL RATINGS

SHORT-TERM NOTES: An S&P U.S. municipal note ratings ^reflects the liquidity ^factors and market access risks unique to notes. ^Notes due in ^three years or less will likely receive a note rating. ^Notes maturing beyond ^three years will most likely receive a long-term debt rating. ^The following criteria will be used in making that assessment:

^^Amortization ^schedule--the larger the final maturity relative to other ^maturities, the more likely it will be treated as a note^; and

^^Source of ^payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note^.

Note rating symbols are as follows:

SP-1: ^Strong capacity to pay principal and interest. ^An issue determined to possess a very strong ^capacity to pay debt will ^be given a plus(+) designation.

SP-2: ^Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: ^Speculative capacity to pay principal and interest.

^

FITCH RATINGS

LONG-TERM CREDIT RATINGS

Investment Grade

AAA: Highest credit quality ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. The capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: ^High credit quality. ‘A’ ratings denote expectations of ^low credit ^risk. ^The ^capacity for payment of financial commitments is considered ^strong. The capacity may, nevertheless, ^be more vulnerable to ^changes in circumstances or in economic conditions ^that is the case for higher ratings.

^

BBB: Good credit quality. ‘BBB’ ratings indicate that they are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions ar more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery of Rating ‘RR1’ (outstanding).

CCC: For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), ‘RR3’ (good) or ‘RR4’ (average).

CC: For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'RR4' (average) or 'RR5' (below average).

C: For issuers performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continutes to honor other classes of obligations.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Notes to Long-Term ratings:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

^Short-Term Credit Ratings

^

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

^F2: ^Good ^credit quality. ^A satisfactory ^capacity for timely ^payment of financial commitments, but the margin of safety is not as great as in the case of the ^higher ratings.

^F3: ^Fair ^credit quality. ^The capacity for timely payment of financial commitments is adequate^; however, ^near term adverse ^changes could ^result in a reduction to ^non investment grade^.

^

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Short-Term ratings:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

DESCRIPTION OF INSURANCE FINANCIAL STRENGTH RATINGS

Moody’s Investors Service, Inc. Insurance Financial Strength Ratings

Moody’s Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations. Specific obligations are considered unrated unless they are individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company. Insurance Companies rated Aaa offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Standard ^&Poor’s Insurance Financial Strength Ratings ^

^

A S&P insurer financial strength rating is a current opinion of the financial security characteristics of an insurance organization with respect to its ability to pay under its insurance policies and contracts in accordance with their terms. Insurer financial strength ratings are also assigned to health maintenance organizations and similar health plans with respect to their ability to pay under their policies and contracts in accordance with their terms. This opinion is not specific to any particular policy or contract, nor does it address the suitability of a particular policy or contract for a specific purpose or purchaser. Furthermore, the opinion does not take into account deductibles, surrender or cancellation penalties, timeliness of payment, nor the likelihood of the use of a defense such as fraud to deny claims. For organizations with cross-border or multinational operations, including those conducted by subsidiaries or branch offices, the ratings do not take into account potential that may exist for foreign exchange restrictions to prevent financial obligations from being met. Insurer financial strength ratings are based on information furnished by rated organizations or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may on occasion rely on unaudited financial information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances. Insurer financial strength ratings do not refer to an organization's ability to meet nonpolicy (i.e. debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of insurer financial strength ratings, and follows procedures consistent with issue credit rating definitions and practices. Insurer financial strength ratings are not a recommendation to purchase or discontinue any policy or contract issued by an insurer or to buy, hold, or sell any security issued by an insurer. A rating is not a guaranty of an insurer's financial strength or security. An insurer rated ‘AAA’ has extremely strong financial security characteristics. ‘AAA’ is the highest insurer financial strength rating assigned by S&P.

Fitch Insurer Financial Strength Ratings

The Fitch Insurer Financial Strength (“IFS”) Rating provides an assessment of the financial strength of an insurance organization. The IFS Rating is assigned to the insurance company's policyholder obligations, including assumed reinsurance obligations and contract holder obligations, such as guaranteed investment contracts. The IFS Rating reflects both the ability of the insurer to meet these obligations on a timely basis, and expected recoveries received by claimants in the event the insurer stops making payments or payments are interrupted, due to either the failure of the insurer or some form of regulatory intervention. In the context of the IFS Rating, the timeliness of payments is considered relative to both contract and/or policy terms but also recognizes the possibility of reasonable delays caused by circumstances common to the insurance industry, including claims reviews, fraud investigations and coverage disputes. The IFS Rating does not encompass policyholder obligations residing in separate accounts, unit-linked products or segregated funds, for which the policyholder bears investment or other risks. However, any guarantees provided to the policyholder with respect such obligations are included in the IFS Rating. Expected recoveries are based on Fitch's assessments of the sufficiency of an insurance company's assets to fund policyholder obligations, in a scenario in which payments have been ceased or interrupted. Accordingly, expected recoveries exclude the impact of recoveries obtained from any government sponsored guaranty or policyholder protection funds. Expected recoveries also exclude the impact of collateralizing or security, such as letters of credit or trusteed assets, supporting select reinsurance obligations. IFS Ratings can be assigned to insurance and reinsurance companies in any insurance sector, including the life & annuity, non-life, property/casualty, health, mortgage, financial guaranty, residual value and title insurance sectors, as well as to managed care companies such as health maintenance organizations. The IFS Rating does not address the quality of an insurer's claims handling services or the relative value of products sold. ‘AAA’ IFS Rating is exceptional strong. ‘AAA’ IFS Rating denotes the lowest exception of ceased or interrupted payments. They are assigned only in the case of exceptionally strong capacity to meet policyholder and contract obligations on a timely basis. This capacity is highly unlikely to be adversely affected by foreseeable events.

APPENDIX G

EATON VANCE FUNDS PROXY VOTING POLICY AND PROCEDURES

I. Overview

The Boards of Trustees (the “Boards”) of the Eaton Vance Funds (the “Funds”) recognize that it is their fiduciary responsibility to actively monitor the Funds’ operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds’ investment strategies and the overall management of the Funds’ investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds’ portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy the term “Fund” shall include a Fund’s underlying portfolio in the case of a master-feeder arrangement and the term “Adviser” shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II. Delegation of Proxy Voting Responsibilities

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section V below. In addition, the Boards will annually review and approve the Advisers’ proxy voting policies and procedures.

III. Delegation of Proxy Voting Disclosure Responsibilities

The Securities and Exchange Commission (the “Commission”) recently enacted certain new reporting requirements for registered investment companies. The Commission’s new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), to file Form N-PX no later than August 31st of each year beginning in 2004. Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the “Administrator”), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV. Conflicts of Interest

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a material conflict of interest arises between a Fund’s shareholders and the Fund’s Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, and the Proxy Administrator intends to vote the proxy in a manner inconsistent with the guidelines approved by the Board, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board(s), or a committee or sub-committee of such Board concerning the material conflict.

Once the Adviser notifies the relevant Board(s), committee or sub-committee of the Board, of the material conflict, the Board(s), committee or sub-committee, shall convene a meeting to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Board, committee or sub-committee and make reasonably available appropriate personnel to discuss the matter upon request. The Board, committee or sub-committee will instruct the Adviser on the appropriate course of action. If the Board, committee or sub-committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Board, committee or sub-committee at its next meeting. Any determination regarding the voting of proxies of each Fund that is made by the committee or sub-committee shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V. Reports

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards’ review upon the Boards’ request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser’s proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser’s proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser’s proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds’ disclosure relating to such policies and procedures.

APPENDIX H

EATON VANCE MANAGEMENT BOSTON MANAGEMENT AND RESEARCH PROXY VOTING POLICIES AND PROCEDURES

I. Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94 -2 (July 29, 1994).

II. Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

III.	Roles and Responsibilities

	A.	Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

	B.	Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C. Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV. Proxy Voting Guidelines (“Guidelines”)

A. General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B. Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C. Proposals Regarding Mutual Fund Proxies – Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.

D. Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E. Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F. Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V. Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2. NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a client's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

  A copy of the Advisers’ proxy voting policies and procedures;
  Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;
  A record of each vote cast;
  A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
  Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI. Assessment of Agent and Identification and Resolution of Conflicts with Clients

A. Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

B. Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

  Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.
  A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.
  The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.
  If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.
  If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:
  The client, in the case of an individual or corporate client;
  In the case of a Fund, its board of directors, or any committee or sub-committee identified by the board; or
  The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

^

STATEMENT OF ADDITIONAL INFORMATION ^February 1, 2009

Eaton Vance National Municipals Fund

The Eaton Vance Building 255 State Street Boston, Massachusetts 02109 1-800-262-1122 Effective March 22, 2009: Two International Place Boston, MA 02110 1-800-262-1122

This Statement of Additional Information (“SAI”) provides general information about the Fund. The Fund is a diversified, open-end management investment company. The Fund is a series of Eaton Vance Municipals Trust (the “Trust”). Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:

	Page		Page
			^
Strategies and Risks	2	Purchasing and Redeeming Shares	19
			^
Investment Restrictions	9	Sales Charges	20
Management and Organization	10	Performance	22
Investment Advisory and Administrative Services	15	Taxes	24
	^
Other Service Providers	18	Portfolio Securities Transactions	27
			^
Calculation of Net Asset Value	18	Financial Statements	30

Appendix A: Class A Fees, Performance and Ownership	^31	Appendix E: Ratings	^35
Appendix B: Class B Fees, Performance and Ownership	^32	Appendix F: Eaton Vance Funds Proxy Voting Policy and Procedures ^44
Appendix C: Class C Fees, Performance and Ownership	^33	Appendix G: Adviser Proxy Voting Policies and Procedures	^46
Appendix D: Class I Fees, Performance and Ownership	^34

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Fund’s prospectus dated ^February 1, 2009, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-262-1122.

^© 2009 Eaton Vance Management

The following defined terms may be used herein: “SEC” for the Securities and Exchange Commission; “CFTC” for the Commodities Futures Trading Commission; “IRS” for the Internal Revenue Service; “Code” for the Internal Revenue Code of 1986, as amended; “1940 Act” for the Investment Company Act of 1940, as amended; and “FINRA” for the Financial Industry Regulatory Authority.

STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

Municipal Obligations. Municipal obligations are issued to obtain funds for various public and private purposes. Municipal obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. While most municipal bonds pay a fixed rate of interest semiannually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

In general, there are three categories of municipal obligations, the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT"): (i) certain “public purpose” obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain “private activity bonds” issued after August 7, 1986 which include “qualified Section 501(c)(3) bonds” or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any municipal obligation, the Fund will rely on an opinion of the issuer’s counsel (when available) and will not undertake any independent verification of the basis for the opinion.

Interest on certain “private activity bonds” issued after August 7, 1986 is exempt from regular federal income tax, but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient’s liability for the AMT. For corporate shareholders, the Fund’s distributions derived from interest on all municipal obligations (whenever issued) are included in “adjusted current earnings” for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

Revenue bonds are generally secured by the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations. Such payments are usually subject to annual appropriations by the state or locality. Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users. The Fund may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

2

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. Certain bond structures may be subject to the risk that a taxing authority may issue an adverse ruling regarding tax-exempt status. There is also the possibility that as a result of adverse economic conditions (including unforeseen financial events, natural disasters and other conditions that may affect an issuer’s ability to pay its obligations), litigation or other conditions, the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected or interest and principal previously paid may be required to be refunded. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event, and the Fund may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Fund anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Fund. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in (or anticipated to be in) default and assets securing such obligations.

The yields on municipal obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate, and in the case of insurers, other factors including the claims-paying ability of such insurer. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Fund will be affected by such changes.

Insured Obligations. The Fund may purchase municipal obligations that are insured as to their scheduled payment of principal and interest. Such insurance generally will be obtained from insurers having a claims-paying ability rated at least Baa by Moody’s or BBB by S&P of Fitch Although the insurance feature may reduce some financial risks, the premiums for insurance and the higher market price sometimes paid for insured obligations may reduce the Fund’s current yield. In addition, changes in the claims-paying ability or other ratings of an insurer may affect the value of an insured obligation, and in some cases may even cause the value of a security to be less than a comparable uninsured obligation. See Appendix E for a description of the claims-paying ability or other ratings of S&P and Moody’s. The insurance does not guarantee the market value of the insured obligation or the net asset value of the Fund’s shares.

State and Sector Concentration. The Fund may invest 25% or more of its total assets in municipal obligations whose issuers are located in the same state or in municipal obligations in certain sectors. Municipal obligations of issuers located in a single state may be adversely affected by economic developments (including insolvency of an issuer) and by legislation and other governmental activities in that state. There could be economic, business or political developments or court decisions that adversely affect all municipal obligations in the same sector. In particular, investments in revenue bonds might involve (without limitation) the following risks.

Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital’s gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

3

Industrial development bonds (“IDBs”) are normally secured only by the revenues from the project and not by state or local government tax payments, they are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, IDBs are sensitive to the risk of a slowdown in the economy.

Standard tobacco bonds are secured by a single source of revenue, installment payments made by tobacco companies stemming from the settlement of lawsuits brought against them by various states (the “Master Settlement Agreement”). Appropriation backed tobacco bonds are supported by the same Master Settlement Agreement payments as standard tobacco bonds, but are also subject to a state’s pledge that the governor will request an appropriation of funds in its annual budget for debt service if Master Settlement Agreement revenues are insufficient. These payments are not generally fixed but rather are tied to the volume of the company’s U.S. sales of cigarettes. Tobacco bonds are subject to several risks, including the risk that cigarette consumption declines or that a tobacco company defaults on its obligation to make payments to the state. Escrowed tobacco bonds no longer rely on Master Settlement Agreement revenue as security, and are backed by a variety of government securities.

In addition, the airline industry continues to evolve. A number of major carriers have either emerged from bankruptcy or are currently in bankruptcy. Recent problems include, but are not limited to, increased competition, labor and union conflicts, greater security costs and fluctuating jet fuel prices. Court rulings have given some guidance to the viability of collateral structures. However, there is still uncertainty as to the strength of collateral pledged under various security systems.

Certain tax-exempt bonds issued by Native American tribes may be subject to the risk that a taxing authority would determine that the income from such bonds is not eligible for tax-exempt status. In the event of any final adverse ruling to this effect, holders of such bonds may be subject to penalties.

^

Credit Quality. While municipal obligations rated investment grade or below and comparable unrated municipal obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates.

Municipal obligations held by the Fund which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the investment adviser to be of investment grade quality for purposes of the Fund’s investment policies. The Fund may retain in its portfolio an obligation whose rating drops after its acquisition, including defaulted obligations, if such retention is considered desirable by the investment adviser; provided, however, that holdings of obligations rated below Baa or BBB will be ^no more than 35% of net assets and holdings rated below B will be less than 10% of net assets. In the event the rating of an obligation held by the Fund is downgraded, causing the Fund to exceed this limitation, the investment adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with the Fund’s credit quality limitations. In the case of a defaulted obligation, the Fund may incur additional expense seeking recovery of its investment. See “Portfolio of Investments” in the “Financial Statements” incorporated by reference into this SAI with respect to any defaulted obligations held by the Fund.

When the Fund invests in lower rated or unrated municipal obligations, the achievement of the Fund’s goals is more dependent on the investment adviser’s ability than would be the case if the Fund were investing in municipal obligations in the higher rating categories. In evaluating the credit quality of a particular issue, whether rated or unrated, the investment adviser may take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer’s management and regulatory matters. The investment adviser may also purchase structured derivative products with greater or lesser credit risk than the underlying bonds. Such bonds may be rated investment grade, as well as below investment grade. For a description of municipal bond ratings, see Appendix E.

Municipal Leases. The Fund may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer) which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from

4

local and state taxes in the state of issuance. “Participations” in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

Certain municipal lease obligations owned by the Fund may be deemed illiquid for the purpose of the Fund’s 15% limitation on investments in illiquid securities, unless determined by the investment adviser, pursuant to guidelines adopted by the Trustees, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the investment adviser will consider the factors it believes are relevant to the marketability of the obligation, to the extent that information regarding such factor is available to the investment adviser and pertinent to the liquidity determination, which may include: (1) the willingness of dealers to bid for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer; (5) the willingness of the governmental issuer to continue to appropriate funds for the payment of the obligation; (6) how likely or remote an event of nonappropriation may be, which depends in varying degrees on a variety of factors, including those relating to the general creditworthiness of the governmental issuer, its dependence on its continuing access to the credit markets, and the importance to the issuer of the equipment, property or facility covered by the lease or contract; (7) the rating, if any, assigned to the obligation and/or the governmental issuer by any nationally recognized statistical rating organization; (8) whether the obligation is insured as to the timely payment of principal and interest; and (9) all factors and information unique to the obligation in determining its liquidity. If the municipal lease obligation is insured as to the timely payment of principal and interest, or if the obligation has an investment grade rating (rated BBB or Baa or higher), the investment adviser will consider the obligation to be liquid. In the event the Fund acquires an unrated municipal lease obligation, the investment adviser will be responsible for determining the credit quality of such obligation on an ongoing basis, including an assessment of the likelihood that the lease may or may not be cancelled.

Zero Coupon Bonds. Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. The Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Fund is required to distribute that income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

When-Issued Securities. New issues of municipal obligations are sometimes offered on a “when-issued” basis, that is, delivery and payment for the securities normally take place within a specified number of days after the date of the Fund’s commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Fund may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer’s outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Fund to buy such securities on a settlement date that could be several months or several years in the future. The Fund may also purchase instruments that give the Fund the option to purchase a municipal obligation when and if issued.

The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Fund enters into the purchase commitment. When the Fund commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e., appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Fund remains ^substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Fund’s net asset value than if it solely set aside cash to pay for when-issued securities.

Credit Derivatives. The Fund may invest in credit default swaps, total return swaps or credit options. In a credit default swap, the buyer of credit protection (or seller of credit risk) agrees to pay the counterparty a fixed, periodic premium for a specified term. In return, the counterparty agrees to pay a contingent payment to the buyer in the event of an agreed upon credit occurrence with respect to a particular reference entity. In a total return swap, the buyer receives a periodic return equal to the total economic return of a specified security, securities or index, for a specified period of time. In return, the

5

buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. The counterparties to many derivatives transactions are investment banks (or, if recently restructured, formerly categorized as investment banks), an industry that has recently experienced higher than normal bankruptcies. The risk of counterparty default increases in the event such counterparties undergo bankruptcy or are otherwise part of an industry affected by increased bankruptcy activity.

Redemption, Demand and Put Features and Put Options. Issuers of municipal obligations reserve the right to call (redeem) the bond. If an issuer redeems securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. Also, some bonds may have “put” or “demand” features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because the Fund may retain the bond if interest rates decline.

Liquidity and Protective Put Options. The Fund may enter into a separate agreement with the seller of the security or some other person granting the Fund the right to put the security to the seller thereof or the other person at an agreed upon price. The Fund intends to limit this type of transaction to institutions (such as banks or securities dealers) which the investment adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Fund or that selling institutions will be willing to permit the Fund to exercise a put to hedge against rising interest rates. The Fund does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may be taxable.

OTC Options. The Fund may enter into an agreement with a potential buyer of a municipal obligation that gives the buyer the right, but not the obligation, to purchase a municipal obligation held by the Fund at a particular price in the future and is commonly referred to as an over-the-counter option or OTC option. Such agreements will be entered solely to help facilitate the selling of municipal obligations, for instance, if the buyer wishes to lock in a price for a particular municipal obligation subject to performing due diligence on the issue or issuer. The buyer may not pay a premium for such option. The Fund may enter into such arrangements on up to 5% of the value of such Fund’s assets. There is a risk that the value of a municipal obligation underlying an option may appreciate above the value that the buyer has agreed to pay for the municipal obligation and therefore the Fund would not be entitled to the appreciation above such price.

Variable Rate Obligations. The Fund may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). The revised rates are usually set at the issuer’s discretion in which case the investor normally enjoys the right to “put” the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer’s obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. The Fund would anticipate using these bonds as cash equivalents pending longer term investment of its funds.

Inverse Floaters. The Fund may invest in residual interests in a trust that holds municipal securities (“inverse floaters”). The interest rate payable on an inverse floater bears an inverse relationship to the interest rate on another security issued by the trust. Because changes in the interest rate on the other security inversely affect the interest paid on the inverse

6

floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. While inverse floaters expose the Fund to leverage risk because they provide two or more dollars of bond market exposure for every dollar invested, they are not subject to a Fund’s restrictions on borrowings.

Under certain circumstances, the Fund may enter into a so-called shortfall and forbearance agreement with the sponsor of an inverse floater held by the Fund. Such agreements commit the Fund to reimburse the sponsor of such inverse floater, upon the termination of the trust issuing the inverse floater, the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate security issued in conjunction with the inverse floater. Absent a shortfall and forebearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the inverse floater could be terminated and the Fund could incur a loss.

Interest Rate Swaps and Forward Rate Contracts. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

If the other party to an interest rate swap or forward rate contract defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the investment adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

Illiquid Obligations. At times, a substantial portion of the Fund’s assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the investment adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the investment adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. Illiquid securities may also include those legally restricted as to resale, and securities eligible for resale pursuant to Rule 144A thereunder. Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

The secondary market for some municipal obligations issued within a state (including issues which are privately placed with the Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. The Fund will not own illiquid securities if more than 15% of its net assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which the Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Futures Contracts and Options on Futures Contracts. A change in the level of interest rates may affect the value of the securities held by the Fund (or of securities that the Fund expects to purchase). To hedge against changes in rates or as a substitute for the purchase of securities, the Fund may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by the Fund are traded on

7

exchanges or boards of trade that are licensed and regulated by the CFTC and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Fund may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the futures commission merchant through whom the Fund engages in such futures and options transactions.

Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

The Fund will engage in futures and related options transactions for either hedging or non-hedging purposes. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. The Fund will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code, for maintaining qualification of the Fund as a regulated investment company for federal income tax purposes. The Fund has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO.

Asset Coverage. To the extent required by SEC guidelines, the Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting (“covered”) position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

ReFlow Liquidity Program. The ^Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC ("ReFlow") provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 28 days) or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.15% of the value of the fund shares purchased by ReFlow although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. Such fee is allocated among a fund’s share classes based on relative net assets. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund’s objective, policies or anticipated performance. ReFlow will purchase Class I shares ^at net asset value and will not be subject to any sales charge, investment minimum or redemption fee applicable to such shares. Investments in ^a Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the ^round trip limitation described in "Restrictions on Excessive Trading and Market Timing" under "Purchasing Shares" in the prospectus. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. The investment adviser believes that the program assists in stabilizing the Fund’s net assets to the benefit of the Fund and its shareholders. To the extent the Fund’s net assets do not decline, the investment adviser may also benefit.

Temporary Investments. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations. These securities may be subject to federal income, state income and/or other taxes.

Portfolio Turnover. The Fund may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). Securities may also be purchased and sold based on their relative value in the marketplace. The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all

8

the securities held by the Fund were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund. Historical turnover rate(s) are included in the Financial Highlights table(s) in the Prospectus.

Diversified Status. The Fund is a “diversified” investment company under the 1940 Act. This means that with respect to 75% of its total ^assets: (1) it may not invest more than 5% of its total assets in the securities of any one issuer (except obligations issued or guaranteed by the U.S. ^Government, its agencies or instrumentalities); and (2) it may not own more than 10% of the outstanding voting securities of any one issuer. With respect to no more than 25% of its total assets, investments are not subject to the foregoing restrictions.

INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of: (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of the outstanding shares of the Fund. Accordingly, the Fund may not:

(1)	With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;
(2)	Purchase any securities or evidences of interest there on "margin," that is to say in a transaction in which it has borrowed all or a portion of the purchase price and pledged the purchased securities or evidences of interest therein as collateral for the amount so borrowed;
(3)	Engage in the underwriting of securities;
(4)	Make loans to other persons except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements, (c) lending portfolio securities, and (d) lending cash consistent with applicable law;
(5)	Borrow money or issue senior securities except as permitted by the 1940 Act;
(6)	Buy or sell real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate), commodities or commodity contracts for the purchase or sale of physical commodities; or
(7)	Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its investable assets in another open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; moreover, subject to Trustee approval, the Fund may invest its investable assets in two or more open-end management investment companies which together have substantially the same investment objective, policies and restrictions as the Fund, to the extent permitted by Section 12(d)(1)(G) of the 1940 Act.

In connection with Restriction (5) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company’s total assets after subtracting liabilities other than the borrowings). There is no current intent to borrow money except for the limited purposes described in the prospectus.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

The following nonfundamental investment policies have been adopted by the Fund. A nonfundamental investment policy may be changed by the Trustees with respect to the Fund without approval by the Fund’s shareholders. The Fund will not:

  make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or

9

  invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “^Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts ^02109 until March 22, 2009 and Two International Place, Boston, Massachusetts 02110, thereafter. As used in this SAI, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of the Fund (see "Principal Underwriter" under "Other Service Providers"). Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.^

Number of Portfolios
in Fund Complex
	Position(s) with	Term of Office and		Overseen By
Name and Date of Birth	the Trust	Length of Service	Principal Occupation(s) During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

THOMAS E. FAUST JR.	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and	^173	Director of EVC
5/31/58			President of EV, Chief Executive Officer and President of Eaton Vance
and BMR, and Director of EVD. Trustee and/or officer of 173 registered investment companies and 4 private investment companies managed by Eaton Vance or BMR. Mr. Faust is an interested person because of his positions with BMR, Eaton Vance, EVC, EVD and EV, which are affiliates of the Trust.

10

Number of Portfolios
in Fund Complex
	Position(s) with	Term of Office and		Overseen By
Name and Date of Birth	the Trust	Length of Service	Principal Occupation(s) During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees

BENJAMIN C. ESTY	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration,	^173	None
1/2/63			Harvard University Graduate School of Business Administration.

ALLEN R. FREEDMAN	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of	^173	Director of Assurant, Inc.
4/3/40			Systems & Computer Technology Corp. (provider of software to higher		(insurance provider), and
			education). Formerly, a Director of Loring Ward International (fund		Stonemor Partners L.P. (owner
			distributor) (2005-2007). Formerly, Chairman and a Director of Indus		and operator of cemeteries)
International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).

WILLIAM H. PARK	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance	^173	None
9/19/47			company) (since 2006). Formerly, President and Chief Executive
Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).

RONALD A. PEARLMAN	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	^173	None
7/10/40

HELEN FRAME PETERS	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College.	173	Director of Federal Home Loan
3/22/48			Adjunct Professor of Finance, Peking University, Beijing, China (since		Bank of Boston (a bank for
			2005).		banks) and BJ’s Wholesale
Club, Inc. (wholesale club
retailer); Trustee of SPDR Index
Shares Funds and SPDR Series
Trust (exchange traded funds)

HEIDI L. STEIGER	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth	^173	Director of Nuclear Electric
7/8/53			management firm) (since 2008); Senior Adviser (since 2008),		Insurance Ltd. (nuclear
			President (2005-2008), Lowenhaupt Global Advisors, LLC (global		insurance provider) and Aviva
			wealth management firm). Formerly, President and Contributing		USA (insurance provider)
Editor, Worth Magazine (2004-2005). Formerly, Executive Vice
President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).

LYNN A. STOUT	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006)	^173	None
9/14/57			and Professor of Law (2001-2006), University of California at Los
Angeles School of Law.

RALPH F. VERNI	Chairman of the	Chairman of the	Consultant and private investor.	^173	None
1/26/43	Board and Trustee	Board since 2007
and Trustee since
2005

(1)Includes both master and feeder funds in a master-feeder structure.

Principal Officers who are not Trustees
	Position(s) with	Term of Office and
Name and Date of Birth	the Trust	Length of Service	Principal Occupation(s) During Past Five Years

ROBERT B. MACINTOSH	President	Since 2005	Vice President of Eaton Vance and BMR.	Officer of 90 registered investment companies managed
1/22/57			by Eaton Vance or BMR.

WILLIAM H. AHERN, JR.	Vice President	Since 2004	Vice President of Eaton Vance and BMR.	Officer of 75 registered investment companies managed
7/28/59			by Eaton Vance or BMR.

CRAIG R. BRANDON	Vice President	Since 2004	Vice President of Eaton Vance and BMR.	Officer of 44 registered investment companies managed
12/21/66			by Eaton Vance or BMR.

11

	Position(s) with	Term of Office and
Name and Date of Birth	the Trust	Length of Service	Principal Occupation(s) During Past Five Years
CYNTHIA J. CLEMSON	Vice President	Since 2004	Vice President of Eaton Vance and BMR. Officer of 90 registered investment companies managed
3/2/63			by Eaton Vance or BMR.

THOMAS M. METZOLD	Vice President	Since 2004	Vice President of Eaton Vance and BMR. Officer of ^44 registered investment companies managed
8/3/58			by Eaton Vance or BMR.
^
ADAM A. WEIGOLD	Vice President	Since 2007	Vice President of Eaton Vance and BMR. Officer of ^71 registered investment companies managed
3/22/75			by Eaton Vance or BMR.

BARBARA E. CAMPBELL	Treasurer	Since 2005	Vice President of Eaton Vance and BMR. Officer of ^173 registered investment companies
6/19/57			managed by Eaton Vance or BMR.
^
MAUREEN A. GEMMA	Secretary and Chief Legal Officer	Secretary since 2007 and Chief	Vice President of Eaton Vance and BMR. Officer of ^173 registered investment companies
5/24/60		Legal Officer since 2008	managed by Eaton Vance or BMR.

PAUL M. O’NEIL	Chief Compliance Officer	Since 2004	Vice President of Eaton Vance and BMR. Officer of ^173 registered investment companies
7/11/53			managed by Eaton Vance or BMR.

^

The Board of Trustees of the Trust have several standing Committees, including the Governance Committee, the Audit Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee and the Contract Review Committee (formerly, the Special Committee). ^Each of the ^Committees are ^comprised of only noninterested Trustees.

^Mmes. Stout (Chair), Peters and Steiger and Messrs. Esty, Freedman, Park, Pearlman, and Verni are members of the Governance Committee of the Board of Trustees of the ^Trust. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. During the fiscal year ended ^September 30, 2008, the Governance Committee convened seven times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. Park (Chair) and Verni and Mmes. Steiger and Stout are members of the Audit Committee of the Board of Trustees of the ^Trust. The Board of Trustees has designated ^Mr. ^Park, ^a noninterested Trustee, as audit committee financial ^expert. The Audit Committee’s purposes are to (i) oversee the Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of ^the Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of ^applicable SEC and stock exchange rules for inclusion in the proxy statement of ^the Fund. During the fiscal year ended ^September 30, 2008, the Audit Committee convened ^six times.

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Messrs. ^Verni (Chair), Esty, Freedman, Park and Pearlman, and Ms. Peters are currently members of the ^Contract Review Committee of the Board of Trustees of the ^Trust. The purposes of the ^Contract Review Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the ^Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the ^Fund or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the ^other Committees of the Board of Trustees of the ^Trust. During the fiscal year ended ^September 30, 2008, the ^Contract Review Committee convened ^eleven times.

Messrs. Esty (Chair) and Freedman and Ms. Peters are currently members of the Portfolio Management Committee of the Board of Trustees of the Trust. The purposes of the Portfolio Management Committee are to: (i) assist the Board of Trustees in its oversight of the portfolio management process employed by the Fund and its investment adviser and sub-adviser(s), if applicable, relative to the Fund’s stated objective(s), strategies and restrictions; (ii) assist the Board of Trustees in its oversight of the trading policies and procedures and risk management techniques applicable to the Fund; and (iii) assist the Board of Trustees in its monitoring of the performance results of all Funds, giving special attention to the performance of certain Funds that it or the Board of Trustees identifies from time to time. During the fiscal year ended September 30, 2008, the Portfolio Management Committee convened three times.

Mr. Pearlman (Chair) and Mmes. Steiger and Stout are currently members of the Compliance Reports and Regulatory Matters Committee of the Board of Trustees of the Trust. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board of Trustees in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Fund; (ii) serve as a liaison between the Board of Trustees and the Fund’s Chief Compliance Officer (the “CCO”); and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC. During the fiscal year ended September 30, 2008, the Compliance Reports and Regulatory Matters Committee convened two times.

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, ^2008.

Aggregate Dollar Range of Equity
Securities Owned in All Registered
	Dollar Range of Equity Securities	Funds Overseen by Trustee in the
^Name of Trustee	^Owned in the Fund	^Eaton Vance Fund Complex
Interested Trustee
Thomas E. Faust Jr.	$0-$10,000	over $100,000
Noninterested Trustees
Benjamin C. Esty	$10,001 - $50,000	over $100,000
Allen R. Freedman	None	over $100,000
William H. Park	None	over $100,000*
Ronald A. Pearlman	None	over $100,000
^
^Helen Frame Peters	^None	None
^
Heidi L. Steiger	None	None
Lynn A. Stout	None	over $100,000*
Ralph F. Verni	None	over $100,000*

* Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

As of December 31, ^2008, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

13

During the calendar years ended December 31, ^2007 and December 31, ^2008, no noninterested Trustee (or their immediate family members) had:

1.	Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;
2.	Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or
3.	Any direct or indirect relationship with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, ^2007 and December 31, ^2008, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Trust or any of their immediate family members served as an officer.

Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Trustees’ Plan”). Under the Trustees’ Plan, an eligible Trustee may elect to have his or her deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees’ Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees in accordance with the Trustees’ Plan will have a negligible effect on the Fund’s assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Trust does not have a retirement plan for Trustees.

The fees and expenses of the Trustees of the Trust are paid by the Fund (and other series of the Trust). (A Trustee of the Trust who is a member of the Eaton Vance organization receives no compensation from the Trust). During the fiscal year ended September 30, ^2008, the Trustees of the Trust earned the following compensation in their capacity as Trustees. For the year ended December 31, ^2008, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex: ^

	Benjamin C.	Allen R.	William H.	Ronald A.	Helen Frame	Heidi L.	Lynn A.	Ralph F.
Source of Compensation	Esty	Freedman	Park	Pearlman	Peters(1)	Steiger	Stout	Verni
Municipals Trust(2)	$^30,396	$^29,498	$^30,483	$^30,396	n/a	$^29,346	$^31,627	$^45,545
Trust and Fund Complex Total	$^212,500	$^204,167	$^209,167(3)	$^212,500	$204,167	$^204,167	$^224,167(4)	$^319,167(5)

(1)	As of February 1, ^2009, the Eaton Vance fund complex consists of ^173 registered investment companies or series thereof. ^Ms. ^Peters was elected as a Trustee effective November 17, 2008, and thus the compensation figure for the Trust and Fund Complex are estimated for the calendar year ended December 31, ^2008 based on the amount she would have received if she had been a Trustee for the full 2008 calendar year. Norton H. Reamer retired as a Trustee on July 1, ^2008. For the fiscal year ended September 30, ^2008, Mr. ^Reamer received Trustee fees of $^26,^640 from the Trust.
For the calendar year ended December 31, ^2008, he received $^166,^667 from the Trust and Fund Complex.
(2)	The Trust consisted of ^27 Funds as of ^September 30, 2008.
(3)	Includes $80,000 of deferred compensation.
(4)	Includes $45,000 of deferred compensation.
(5)	Includes $^157,^500 of deferred compensation.

Organization. The Fund is a series of the Trust, which was organized under Massachusetts law on September 30, 1985 and is operated as an open-end management investment company. ^

The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

14

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust’s By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust’s By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust’s custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust’s Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust’s By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust’s By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust’s By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund’s business and the nature of its assets, management believes that the possibility of the Fund’s liability exceeding its assets, and therefore the shareholder’s risk of personal liability, is remote.

Proxy Voting Policy. The Board of Trustees of the Trust have adopted a proxy voting policy and procedures (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the “Policies”). An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. For a copy of the Fund Policy and investment adviser Policies, see Appendix F and Appendix G, respectively. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Investment Advisory Services. The investment adviser manages the investments and affairs of the Fund and provides related office facilities and personnel subject to the supervision of the Trust’s Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by ^the Fund and what portion, if any, of the Fund’s assets will be held uninvested. The Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of

15

the Trust who are members of the investment adviser’s organization and all personnel of the investment adviser performing services relating to research and investment activities.

For a description of the compensation that the Fund pays the investment adviser, see the prospectus. The following table sets forth the net assets of the Fund and the advisory fees for the three fiscal years ended ^September 30, 2008.

Net Assets at		Advisory Fee for Fiscal Years Ended
September 30, 2008	September 30, 2008	September 30, 2007	September 30, 2006
$5,413,956,045	$19,909,045	$17,648,068	$11,919,107

The Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Fund, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that the investment adviser may render services to others. The Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Information About BMR and Eaton Vance. BMR and Eaton Vance are business trusts organized under the laws of The Commonwealth of Massachusetts. Eaton Vance, Inc. (“EV”) serves as trustee of BMR and Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance ^Corp. (“EVC”), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., ^Dorothy E. ^Puhy, ^Duncan W. ^Richardson and Winthrop H. Smith, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Mr. Faust, Jeffrey P. Beale, Cynthia J. Clemson, Maureen A. Gemma, Lisa Jones, Brian D. Langstraat, Michael R. Mach, Robert B. MacIntosh, Frederick S. Marius, Thomas M. Metzold, Scott H. Page, ^Mr. ^Richardson, Walter A. Row, III, G. West Saltonstall, Judith A. Saryan, David M. Stein, Payson F. Swaffield, Mark S. Venezia, Michael W. Weilheimer, Robert J. Whelan and Matthew J. Witkos (all of whom are officers of Eaton ^Vance or its affiliates). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under “Management and Organization,” all of the officers of the Trust (as well as Mr. Faust who is also a Trustee) hold positions in the Eaton Vance organization.

Code of Ethics. The investment adviser, principal underwriter, and the Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes, employees of Eaton Vance and the principal underwriter may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

Portfolio Manager. The portfolio manager of the Fund is Thomas M. Metzold. The portfolio manager manages other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of September 30, ^2008, the number of accounts the portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee*
Thomas M. Metzold
Registered Investment Companies	^7	$^7,^015.^2	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0

^ *In millions of dollars.

16

Mr. Metzold beneficially owns ^between $100,001 - $^500,000 of the Fund as of the Fund’s most recent fiscal year ended September 30, ^2008, and over $1 million of Eaton Vance Funds as of December 31, ^2008.

It is possible that conflicts of interest may arise in connection with the portfolio ^manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, ^the portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he ^advises. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, ^the portfolio manager may take action with respect to another account that differs from the action taken with respect to the ^Fund. In some cases, another account managed by ^the portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his ^discretion in a manner that he ^believes is equitable to all interested persons. The investment adviser and sub-adviser have adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser’s and sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for BMR. Compensation of the investment adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and^ restricted shares of EVC’s nonvoting common stock. The investment adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to the investment adviser’s employees. Compensation of the investment adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by the investment adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis.^ For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the investment adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

17

Administrative Services. As indicated in the prospectus, Eaton Vance serves as administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under its Administrative Services Agreement, Eaton Vance has been engaged to administer the Fund’s affairs, subject to the supervision of the Trustees of the Trust, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.

Sub-Transfer Agency Services. Eaton Vance also serves as sub-transfer agent for the Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of the Fund: (1) provides call center services to financial intermediaries and shareholders; (2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to the Fund); (3) furnishes an SAI to any shareholder who requests one in writing or by telephone from the Fund; and (4) processes transaction requests received via telephone. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by the Fund’s transfer agent from fees it receives from the Eaton Vance funds^. The Fund will pay a pro rata share of such fee. For the fiscal year ended September 30, 2008, the transfer agent accrued for or paid to Eaton Vance $109,992 for sub-transfer agency services performed on behalf of the Fund.

Expenses. The Fund is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator). In the case of expenses incurred by the Trust, the Fund is responsible for its pro rata share of those expenses. The only expenses of the Fund allocated to a particular class are those incurred under the Distribution Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.

OTHER SERVICE PROVIDERS

Principal Underwriter. Eaton Vance Distributors, Inc. (“EVD”), The Eaton Vance Building, 255 State Street, Boston, MA 02109 until March 22, 2009 and Two International Place, Boston, MA 02110, thereafter, is the principal underwriter of the Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Class A, Class B and Class C shares is renewable annually by the Trust’s Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days’ notice either by such Trustees or by vote of a majority of the outstanding Class A, Class B and Class C shares or on six months’ notice by the principal underwriter and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class I shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months’ notice by either party and is automatically terminated upon assignment. The principal underwriter distributes shares on a “best efforts” basis under which it is required to take and pay for only such shares as may be sold. EVD is ^a direct, wholly-owned subsidiary of EVC. Mr. Faust is a Director of EVD.

Custodian. State Street Bank & Trust Company (“State Street“), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Fund. State Street has custody of all cash and securities of the Fund, maintains the general ledger of the Fund and computes the daily net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Fund’s investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust. State Street provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including State Street. It is Eaton Vance’s opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm of the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC^.

Transfer Agent. PNC Global Investment Servicing, P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for the Fund.

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CALCULATION OF NET ASSET VALUE

The net asset value of the Fund is computed by State Street (as agent and custodian for the Fund) by subtracting the liabilities of the Fund from the value of its total assets. The Fund will be closed for business and will not price its shares on the following business ^holidays and any other business day that the New York Stock Exchange (the "Exchange") is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by the Fund, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations, if any, are normally valued on the basis of valuations furnished by a pricing service. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees. Other assets are valued at fair value using methods determined in good faith by or at the direction of the Trustees considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

PURCHASING AND REDEEMING SHARES

Additional Information About Purchases. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered into agreements with the principal underwriter. Shares of the Fund are sold at the offering price, which is the net asset value plus the initial sales charge, if any. The Fund receives the net asset value. The principal underwriter receives the sales charge, all or a portion of which may be reallowed to the investment dealers responsible for selling Fund shares. The sales charge table in the prospectus is applicable to purchases of the Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See “Sales Charges”.

In connection with employee benefit or other continuous group purchase plans, the Fund may accept initial investments of less than the minimum investment amount on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below. Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are also not subject to the minimum investment amount.

Suspension of Sales. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust’s management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class A, Class B and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder’s ability to redeem shares.

Additional Information About Redemptions. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days’ written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

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While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities. The securities so distributed would be valued pursuant to the valuation procedures described in this SAI. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

Systematic Withdrawal Plan. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

Other Information. The Fund’s net asset value per share is normally rounded to two decimal places. In certain situations (such as a merger, share split or a purchase or sale of shares that represents a significant portion of a share class), the administrator may determine to extend the calculation of the net asset value per share to additional decimal places to ensure that neither the value of the Fund nor a shareholder’s shares is diluted materially as the result of a purchase or sale or other transaction.

SALES CHARGES

Dealer Commissions. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

^Purchases at Net Asset Value. Class A shares and Class I shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers and sub-advisers of Eaton Vance sponsored funds; and to such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides investment services, such as management, brokerage and custody, (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or similar ongoing fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; financial intermediaries who have entered into an agreement with the principal underwriter to offer Class A shares through a no-load platform, (4) to officers and employees of the Fund custodian and the transfer agent and (5) in connection with the ReFlow liquidity program. Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers. ^Sales charges generally are ^waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale. Any new or revised sales charge or CDSC waiver will be prospective only.

Waiver of Investment Minimums. In addition to waivers described in the prospectus, minimum investment amounts are waived for current and retired Directors and Trustees of Eaton Vance funds and portfolios, clients (including custodial, agency, advisory and trust accounts), current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers and sub-advisers of Eaton Vance sponsored funds, and for such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts. The minimum initial investment amount is also waived for officers and employees of the Fund’s custodian and transfer agent. Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are also not subject to the minimum investment amount.

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Statement of Intention. If it is anticipated that $25,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge. Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

Right of Accumulation. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Share purchases eligible for the right of accumulation are described under "Sales Charges" in the prospectus. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

Conversion Feature. Class B shares held for eight years will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

Exchange Privilege. In addition to exchanges into the same class of another Eaton Vance fund, Class B shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an “investment dealer fund”). The CDSC will not be charged to the shareholder when the shares are exchanged for shares of the investment dealer fund; however, the shareholder will receive no credit toward the completion of the CDSC period for the time that the shareholder holds the exchanged shares of the investment dealer fund. If a shareholder redeems the exchanged shares of the investment dealer fund and does not invest the proceeds into Class B shares of an Eaton Vance fund, the shareholder will be subject to any CDSC applicable at the time the shareholder received the exchanged shares of the investment dealer fund.

Distribution Plans

The Trust has in effect a compensation-type Distribution Plan (the “Class A Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A shares. The Class A Plan is designed to (i) finance activities which are primarily intended to result in the distribution and sales of Class A shares and to make payments in connection with the distribution of such shares and (ii) pay service fees for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons. The distribution and service fees payable under the Class A Plan shall not exceed

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0.25% of the average daily net assets attributable to Class A shares for any fiscal year. Class A distribution and service fees are paid ^monthly in arrears. For the distribution and service fees paid by Class A shares, see Appendix A.

The Trust also has in effect compensation-type Distribution Plans (the “Class B and Class C Plans“) pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Class B and Class C shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing (i) sales commissions equal to 5% for Class B shares and 6.25% for Class C shares of the amount received by the Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called “uncovered distribution charges”. Each Class pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 4% of the purchase price of Class B and 0.75% of the purchase price of Class C shares, and an up-front service fee of 0.25% on Class C shares. Distribution fees paid by a Class and CDSCs paid to the Fund by redeeming Class shareholders reduce the outstanding uncovered distribution charges of the Class. Whenever there are no outstanding uncovered distribution charges of a Class, the Class discontinues payment of distribution fees.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of the Fund’s assets, and will result in increased investment flexibility and advantages which have ^benefited and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of the Class B and Class C Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plans and from CDSCs have exceeded the total expenses incurred in distributing Class B and Class C shares. Because payments to the principal underwriter under the Class B and Class C Plans are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix B and Appendix C.

The Class B and Class C Plans also authorize the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding an annual rate of 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B, this fee is paid monthly in arrears based on the value of shares sold by such persons. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.25% of the purchase price of Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such dealer. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid, see Appendix B and Appendix C.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the “Plan Trustees”) and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on June 23, 1997. The Trustees of the Trust who are “interested” persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

PERFORMANCE

Performance Calculations. Average annual total return before deduction of taxes (“pre-tax return”) is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

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Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A, Appendix B, Appendix C and Appendix D.

In addition to the foregoing total return figures, the Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes.

Yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (including the maximum of any initial sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held based on prescribed methods, reduced by accrued expenses for the period with the resulting number being divided by the average daily number of shares outstanding and entitled to receive distributions during the period. Yield figures do not reflect the deduction of any applicable CDSC, but assume the maximum of any initial sales charge. (Actual yield may be affected by variations in sales charges on investments.) A tax-equivalent yield is computed by using the tax-exempt yield and dividing by one minus a stated tax rate. The stated tax rate will reflect the federal income tax applicable to investors in a particular tax bracket and may reflect certain assumptions relating to tax exemptions and deductions. The tax-equivalent yield will differ for investors in other tax brackets or for whom the assumed exemptions and deductions are not available. Tax-equivalent yield is designed to show the approximate yield a taxable investment would have to earn to produce an after-tax yield equal to the tax-exempt yield.

Disclosure of Portfolio Holdings and Related Information. The Board of Trustees has adopted policies and procedures (the “Policies”) with respect to the disclosure of information about portfolio holdings of the Fund. Pursuant to the Policies, information about portfolio holdings of the Fund may not be disclosed to any party except as follows:

  Disclosure made in filings with the SEC and posted on the Eaton Vance website: In accordance with rules established by the SEC, the Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Fund’s complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q are available for viewing on the SEC website at http:// www.sec.gov and may be reviewed and copied at the SEC’s public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). Generally within five business days of filing with the SEC, the Fund’s portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance’s website at www.eatonvance.com and are available upon request at no cost by contacting Eaton Vance at 1-800- 262-1122. The Fund also will post a complete list of its portfolio holdings as of each calendar quarter end on the Eaton Vance website within 30 days of calendar quarter end^.
  Disclosure of certain portfolio characteristics: The Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of the most recent calendar quarter end on the Eaton Vance website approximately ten business days after the calendar quarter end. Such information is also available upon request by contacting Eaton Vance at 1-800-262-1122.

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  Confidential disclosure for a legitimate Fund purpose: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of the Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential. Any such confidentiality agreement includes provisions intended to impose a duty not to trade on the non-public information. The Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers that have a legal or contractual duty to keep such information confidential, such as employees of the investment adviser (including portfolio managers and, in the case of a Portfolio, the portfolio manager of any account that invests in the ^Portfolio), the administrator, custodian, transfer agent, principal underwriter, etc. described herein and in the prospectus^; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of the Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement. Such persons may include securities lending agents which may receive information from time to time regarding selected holdings which may be loaned by a Fund, credit rating agencies (such as Moody’s Investor Services, Inc. and Standard & Poor’s Ratings Group), statistical ratings agencies (such as Morningstar, Inc.), analytical service providers engaged by the investment adviser (such as Advent, Bloomberg L.P., Evare, ^Factset, McMunn Associates, Inc. and The Yield Book, Inc.), proxy evaluation vendors (such as Institutional Shareholder Servicing Inc.), pricing services (such as LSTA/LPC Mark-to-Market Pricing Service, WM Company Reuters Information Services, Pricing Direct, State Street Derivatives Pricing Service, FT Interactive Data Corp. and Standard & Poor’s Securities Evaluation Service, Inc.), which receive information as needed to price a particular holding, translation services, lenders under Fund credit facilities (such as Citibank, N.A.), consultants and, for purposes of facilitating portfolio transactions, investment dealers and other intermediaries (such as national and regional municipal bond dealers and mortgage- backed securities dealers). These entities receive portfolio information on an as needed basis in order to perform the service for which they are being engaged. If required in order to perform their duties, this information will be provided in real time or as soon as practical thereafter. Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of the Fund’s Board of Trustees. In addition, in connection with a redemption in kind, the redeeming shareholder may be required to agree to keep the information about the securities to be so distributed confidential, except to the extent necessary to dispose of the securities.
  Historical portfolio holdings information: From time to time, the Fund may be requested to provide historic portfolio holdings information. In such case, the requested information may be provided if: the information is requested for due diligence or another legitimate purpose; the requested portfolio holdings are for a period that is no more recent than the date of the portfolio holdings posted to the Eaton Vance website; the Fund’s portfolio manager and Eaton Vance’s Chief Equity or Chief Income Investment Officer (as appropriate) have reviewed the request and do not believe the dissemination of the information requested would disadvantage Fund shareholders; and the Chief Compliance Officer has reviewed the request to ensure that the disclosure of the requested information does not give rise to a conflict of interest between Fund shareholders and an affiliated service provider.

The Fund, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning the Fund’s portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer (“CCO”) of the Fund. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of the Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between the Fund’s shareholders and its investment adviser, principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Trustees at their next meeting. The Trustees may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by the Fund. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

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TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net investment income (including tax-exempt income) and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income tax. If the Fund qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, ^it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. The Fund qualified as a RIC for its fiscal year ended September 30, 2008. The Fund also seeks to avoid payment of federal excise tax. However, if the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts.

In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. If the Fund fails to meet these requirements it will be subject to a nondeductible 4% excise tax on the undistributed amounts. Under current law, provided that the Fund qualifies as a RIC for federal tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. However, such distributions will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

The Fund’s investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income.

Distributions by the Fund of net tax-exempt interest income that are properly designated as “exempt-interest dividends” may be treated by shareholders as interest excludable from gross income for federal income tax purposes under Section 103(a) of the Code. In order for the Fund to be entitled to pay the tax-exempt interest income as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a). Interest on certain municipal obligations may be taxable for purposes of the federal AMT and for state and local purposes. In addition, corporate shareholders must include the full amount of exempt-interest dividends in computing the preference items for the purposes of the AMT. Shareholders of the Fund are required to report tax-exempt interest on their federal income tax returns.

For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individual shareholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. It is not expected a significant portion of Fund distributions would be derived from qualified dividend income.

Tax-exempt distributions received from the Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax.

25

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund’s distributions of tax-exempt interest. Further, entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of the Fund. “Substantial user” is defined in applicable Treasury regulations to include a “non-exempt person” who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds, and the same definition should apply in the case of private activity bonds.

Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 (except to the extent of a portion of the discount attributable to original issue discount), is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of any such future legislation, the availability of municipal obligations for investment by the Fund and the value of the securities held by it may be affected. It is possible that events occurring after the date of issuance of municipal obligations, or after a Fund’s acquisition of such an obligation, may result in a determination that the interest paid on that obligation is taxable, even retroactively.

In the course of managing its investments, the Fund may realize some short-term and long-term capital gains (and/or losses) as well as other taxable income. Any distributions by the Fund of its share of such capital gains (after reduction by any capital loss carryforwards) or other taxable income would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax-exempt interest earned by the Fund.

^

The Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of six months or less will be disallowed to the extent of any distributions treated as tax-exempt interest with respect to such shares and if the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of Fund shares (or shares of another fund) pursuant to

26

the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

In general, dividends (other than capital gain dividends and exempt-interest dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”^) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate)^.

^

For taxable years beginning before January 1, 2010, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For taxable years beginning before January 1, 2010, distributions that the Fund designates as “short-term capital gains dividends” or “long-term capital gains dividends” may not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the foreign shareholder has not owned more than 5% of the outstanding shares of the Fund at any time during the one-year period ending on the date of distribution. Such distributions will be subject to 30% withholding by the Fund and will be treated as ordinary dividends to the foreign shareholder.

If the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Fund could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the Fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of the Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years. It is not expected that a significant portion of the Fund’s distributions will be attributable to gains from sale or exchange of U.S. real property interests.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the ^IRS as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Under Treasury regulations, if a shareholder realizes a loss on disposition of ^a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual

27

circumstances. Under recently enacted legislation, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the federal, state, local, and, where applicable, foreign tax consequences of investing in the Fund.

PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR, the Fund’s investment adviser. The Fund is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm’s services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser’s obligation to seek best overall execution for the Fund. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Municipal obligations, including state obligations, purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Fund and the investment adviser’s other clients for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the “Research Services” referred to in the next paragraph. The investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities (“Research Services”) from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing

28

broker-dealer (“Third Party Research Services”). In a typical Third Party Research Services arrangement involving transactions in municipal obligations, an executing broker-dealer enters into an arrangement with an investment adviser pursuant to which the investment adviser receives a credit for portfolio transactions executed for its clients through that broker-dealer. These credits are referred to herein as “research credits” and are primarily generated as the result of acquisitions of new issuances of municipal obligations in fixed-price offerings. The amount of the research credit generated as the result of a particular transaction is typically a negotiated percentage of the offering price of the municipal obligations. The investment adviser may use research credits to acquire Third Party Research Services, which are then paid for by the executing broker-dealer. The investment adviser may receive Research Services and Third Party Research Services consistent with the foregoing.

Research Services received by the investment adviser may include, but are not limited to, such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, certain proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, news and information services, certain pricing and quotation equipment and services, and certain research oriented computer software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

Since May 1, 2004, ^when the investment adviser uses research credits generated from the Fund securities transactions to pay for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by the Fund by the amount of such research credits. However, the investment adviser generally does not expect to acquire Third Party Research Services with research credits.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services (“Proprietary Research Services”). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Fund will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Municipal obligations considered as investments for the Fund may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Trust that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the three fiscal years ended September 30, 2008, as well as the amount of Fund security transactions for the most recent fiscal year (if any) that were directed to firms that provided

29

some Research Services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of Research Services in selecting a broker-dealer firm, provided it does not compromise the investment adviser’s obligation to seek best overall execution. ^

		Amount of Transactions	Commissions Paid on
Fiscal Year	Brokerage	Directed to Firms	Transactions Directed to
End	Commission Paid(1)	Providing Research	Firms Providing Research
September 30, 2008	$782,250	$0	$0
September 30, 2007	$597,750
September 30, 2006	$378,250

(1) The increase in brokerage commissions paid by the Fund during the fiscal years ended September 30, 2007 and 2008 resulted from increased trading activity during the period.

As of ^September 30, 2008, the Fund held no securities of its “regular brokers or dealers”, as that term is defined in Rule 10b-1 of the 1940 Act.

FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for the Fund appear in the Fund’s most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual report accompanies this SAI.

Householding. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

^

Registrant incorporates by reference the audited financial information and the report of the independent registered public accounting firm for the Fund for the fiscal year ended September 30, 2008, as previously filed electronically with the SEC (Accession No. 0001104659-08-073448).

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APPENDIX A

Class A Fees, Performance & Ownership

Sales Charges and Distribution and Service Fees. For the fiscal year ended ^September 30, 2008, the following table shows (1) total sales charges paid by the Fund, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) CDSC payments to the principal underwriter, (5) total distribution and service fees paid by the Fund, and (6) distribution and service fees paid to investment dealers. Distribution and service fees that were not paid to investment dealers were retained by the principal underwriter^.

			CDSC Paid to	Total Distribution	Distribution and Service
Total Sales	Sales Charges to	Sales Charges to	Principal	and Service	Fees Paid
Charges Paid	Investment Dealers	Principal Underwriter	Underwriter	Fees Paid	to Investment Dealers
^$13,906,261	^$13,266,983	^$639,278	^$1,037,000	^$13,304,213	^$8,173,731

For the fiscal years ended September 30, 2007 and September 30, 2006, total sales charges of $25,420,931 and $16,008,034, respectively, were paid on sales of Class A, of which the principal underwriter received $1,176,886 and $757,545, respectively. The balance of such amounts was paid to investment dealers.

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Any performance presented with an asterisk (*) includes the effect of subsidizing expenses. Performance would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.^

Length of Period Ended ^September 30, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^-17.03%	^1.48%	^3.04%
Before Taxes and Including Maximum Sales Charge	^-20.95%	^0.50%	^2.54%
After Taxes on Distributions and Excluding Maximum Sales Charge	^-17.04%	^1.48%	^3.04%
After Taxes on Distributions and Including Maximum Sales Charge	^-20.96%	^0.50%	^2.54%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^-9.42%	^2.12%	^3.43%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^-12.05%	^1.27%	^2.98%

Control Persons and Principal Holders of Securities. At ^January 1, 2009, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:^

:

Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	^12%
Citigroup Global Markets, Inc.	New York, NY	^8.0%
Charles Schwab & Co., Inc.	San Francisco, CA	^6.2%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

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APPENDIX B

Class B Fees, Performance & Ownership

Distribution and Service Fees. For the fiscal year ended ^September 30, 2008, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan, (3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, and (6) service fees paid to investment dealers. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter^.

Commission Paid
by Principal	Distribution Fee				Service Fees
Underwriter to	Paid to	CDSC Paid to	Uncovered Distribution	Service	Paid to
Investment Dealers	Principal Underwriter	Principal Underwriter	Charges	Fees	Investment Dealers
^$648,731	^$1,230,682	^$574,000	^$5,610,000 (4.06%)	^$482,949	^$375,901

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Any performance presented with an asterisk (*) includes the effect of subsidizing expenses. Performance would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.^

Length of Period Ended ^September 30, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^-17.69%	^0.79%	^2.44%
Before Taxes and Including Maximum Sales Charge	^-21.63%	^0.47%	^2.44%
After Taxes on Distributions and Excluding Maximum Sales Charge	^-17.70%	^0.79%	^2.43%
After Taxes on Distributions and Including Maximum Sales Charge	^-21.64%	^0.46%	^2.43%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^-10.11%	^1.42%	^2.82%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^-12.68%	^1.15%	^2.82%

Control Persons and Principal Holders of Securities. At ^January 1, 2009, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:^

:

Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	^15.4%
Citigroup Global Markets, Inc.	New York, NY	^6.0%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

32

APPENDIX C

Class C Fees, Performance & Ownership

Distribution and Service Fees. For the fiscal year ended ^September 30, 2008, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class C shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan, (3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class C), (5) service fees paid under the Distribution Plan, and (6) service fees paid to investment dealers. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter^.

Commission Paid
by Principal	Distribution Fee				Service Fees
Underwriter to	Paid to	CDSC Paid to	Uncovered Distribution	Service	Paid to
Investment Dealers	Principal Underwriter	Principal Underwriter	Charges	Fees	Investment Dealers
^$8,888,144	^$11,242,818	^$569,000	^$131,419,000 (11.50%)	^$3,714,009	^$2,962,311

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Any performance presented with an asterisk (*) includes the effect of subsidizing expenses. Performance would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.^

	Length of Period Ended ^September 30, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^-17.69%	0.74%	2.26%
Before Taxes and Including Maximum Sales Charge	^-18.47%	0.74%	2.26%
After Taxes on Distributions and Excluding Maximum Sales Charge	^-17.70%	0.74%	2.25%
After Taxes on Distributions and Including Maximum Sales Charge	^-18.49%	0.74%	2.25%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^-10.11%	1.37%	2.64%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^-10.63%	1.37%	2.64%

Control Persons and Principal Holders of Securities. At ^January 1, 2009, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:^

:

Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	^26.9%
Citigroup Global Markets	New York, NY	^10.1%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

33

APPENDIX D

Class ^I Performance & Ownership

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Any performance presented with an asterisk (*) includes the effect of subsidizing expenses. Performance would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.^

Length of Period Ended ^September 30, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes	^-16.81%	^1.72%	^3.34%
After Taxes on Distributions	^-16.82%	^1.72%	^3.31%
After Taxes on Distributions and Redemption	^-9.19%	^2.36%	^3.69%

Control Persons and Principal Holders of Securities. At January 1, 2009, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:^

:

Prudential Investment Mgmt Service, FBO Mutual Funds Clients	Newark, NJ	^22.4%
Charles Schwab & Co., Inc.	San Francisco, CA	^16.1%

Beneficial owners of 25% or more of a Class are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

34

APPENDIX E

RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. ^Ratings are generally given to securities at the time of issuance. ^While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

^

MOODY’S INVESTORS SERVICE, INC. (“Moody’s”)

LONG-TERM CORPORATE OBLIGATIONS RATINGS

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM CORPORATE OBLIGATION RATINGS

Moody’s short term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

 P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability tot repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime ratings categories.

ISSUER RATINGS

Issuer Ratings are opinions of the ability of entities to honor senior unsecured financial obligations and contracts. Moody’s expresses Issuer Ratings on its general long-term and short-term scales.

US MUNICIPAL RATINGS

Moody’s municipal ratings are opinions of the investment quality of issuers and issues in the U.S. municipal market. As such, these ratings incorporate assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term scale. Historical default and loss rates for obligations rated on the US Municipal Scale are significantly lower that for similarly rated

35

corporate obligations. It is important that users of Moody’s ratings understand these differences when making rating comparisons between the Municipal and Global scales.

US MUNICIPAL LONG-TERM DEBT RATINGS

Municipal Ratings are based upon the analysis of five primary factors related to municipal finance: market position, financial position, debt levels, governance, and covenants. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal and tax-exempt issuers.

A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated Caa demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: ^Moody’s ^appends numerical modifiers, 1, 2, and 3 ^to each generic rating classification from Aa through ^Caa. ^The modifier 1 indicates that the ^obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates ^a ranking in the lower end of ^that generic rating category.

US MUNICIPAL SHORT-TERM OBLIGATION RATINGS AND DEMAND OBLIGATION RATINGS ^Short-Term ^Obligation Ratings

^There are three rating categories for short-term municipal obligations that are considered investment grade. ^These ratings are designated as ^Municipal Investment Grade (MIG) and are divided into three ^levels--^MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expires at the maturity of the obligation.

^

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-band access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group/

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins or protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term rating and demand obligation rating. ^The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. ^The second element represents Moody’s evaluation of the degree of risk

36

associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale^, the Variable Municipal Investment Grade or VMIG rating.

^When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR., e.g., Aaa/NR or NR/ ^VMIG.

^VMIG rating expirations ^are a function of each issue’s specific structural or credit features.

^VMIG 1: ^This designation denotes superior credit quality. ^Excellent protection is afforded by ^the superior short-term credit strength of the liquidity ^provider and structural and legal protections that ensure the ^timely payment of purchase price upon demand.

^

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidty provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections neccesary to ensure the timely payment of purchase price upon demand.

STANDARD & POOR’S RATINGS GROUP (“S&P”) ISSUE CREDIT RATINGS DEFINITIONS

Issue credit ratings can be either long or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicated the creditworthiness of an obligor with respect to put-features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based in varying degrees on the following considerations:

Likelihood of payment-- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

Nature of and provisions of the obligations;

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

LONG-TERM ISSUE CREDIT RATINGS:

AAA: ^An obligation rated ^‘AAA’ has the highest rating assigned by S&P. ^The obligor’s capacity to ^meet its financial commitment on the obligation is extremely strong^.

^

AA: An obligation rated ‘AA’ differs from the highest-rated obligors only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: ^An obligation rated ^‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than ^obligations in ^higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: ^An obligation rated ^‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to ^meet its financial commitment on the obligation.

37

^ BB, B, CCC, and CC and C

^Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ^‘C’ are regarded as having ^significant speculative ^characteristics. ^‘BB’ indicates the least degree of speculation and ^‘C’ the highest. ^While such ^obligations will likely have some quality and protective characteristics, these ^may be outweighed by large uncertainties or major exposures to adverse conditions^.

BB: ^An obligation rated ^‘BB’ is less ^vulnerable to non-^payment than other speculative issues. ^However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet ^its financial commitment on the obligation.

^

B: An obligation rated ‘B’ is more vulnerable than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: ^An obligation rated ^‘CCC’ is currently ^vulnerable to ^nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet ^its financial commitment on the obligation. ^In the event of adverse business, ^financial or, ^economic conditions, ^the obligor is not likely to have the capacity to ^meet its financial commitment on the obligation.

CC: ^An obligation rated ‘CC’ is currently highly vulnerable to nonpayment^.

^

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: ^A obligation rated ^‘D’ is in payment default. ^The ^‘D’ rating category is used when ^payments ^on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. ^The ^‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if ^payments on an obligation are jeopardized.

Plus (+) or Minus (-): ^The ratings from ^‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

^

NR: ^This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular ^obligation as a matter of policy^.

^

SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligation is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

38

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

ISSUER CREDIT RATINGS DEFINTIONS

Issuer credit ratings are based on current information furnished by obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any issuer credit rating and may, on occasion, rely on unaudited financial information. Issuer credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issuer credit ratings can either be long or short term. Short-term issuer credit ratings reflect the obligor’s creditworthiness over a short-term horizon.

LONG-TERM ISSUER CREDIT RATINGS

AAA: An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P.

AA: An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A: An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB: An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

BB, B, CCC, and CC

Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligor ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.

B: An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meets its financial commitments.

CCC: An obligor rated ‘CCC’ is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC: An obligor rated ‘CC’ is currently highly vulnerable.

Plus (+) or Minus (-): The ratings from ‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

39

R: An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see S&P’s issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D: An obligor rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see S&P’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

NR: An issuer designated NR is not rated.

SHORT-TERM ISSUER CREDIT RATINGS

A-1: An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2: An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3: An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B: An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. Ratings ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

B-1: Obligors with a ‘B-1’ short-term rating have a relatively stronger capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

B-2: Obligors with a ‘B-2’ short-term rating have an average speculative-grade capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

B-3: Obligors with a ‘B-3’ short-term rating have a relatively weaker capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

C: An obligor rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

R: An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see S&P’s issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D: An obligor rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see S&P’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

NR: An issuer designated as NR is not rated.

MUNICIPAL RATINGS

SHORT-TERM NOTES: An S&P U.S. municipal note ratings ^reflects the liquidity ^factors and market access risks unique to notes. ^Notes due in ^three years or less will likely receive a note rating. ^Notes maturing beyond ^three years will most likely receive a long-term debt rating. ^The following criteria will be used in making that assessment:

40

^^Amortization ^schedule--the larger the final maturity relative to other ^maturities, the more likely it will be treated as a note^; and

^^Source of ^payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note^.

Note rating symbols are as follows:

SP-1: ^Strong capacity to pay principal and interest. ^An issue determined to possess a very strong ^capacity to pay debt will ^be given a plus(+) designation.

SP-2: ^Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: ^Speculative capacity to pay principal and interest.

^

FITCH RATINGS

LONG-TERM CREDIT RATINGS Investment Grade

AAA: Highest credit quality ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. The capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: ^High credit quality. ‘A’ ratings denote expectations of ^low credit ^risk. ^The ^capacity for payment of financial commitments is considered ^strong. The capacity may, nevertheless, ^be more vulnerable to ^changes in circumstances or in economic conditions ^that is the case for higher ratings.

^

BBB: Good credit quality. ‘BBB’ ratings indicate that they are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions ar more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery of Rating ‘RR1’ (outstanding).

CCC: For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), ‘RR3’ (good) or ‘RR4’ (average).

CC: For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'RR4' (average) or 'RR5' (below average).

C: For issuers performing obligations, default is imminent.

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For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continutes to honor other classes of obligations.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Notes to Long-Term ratings:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

^Short-Term Credit Ratings

^

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

^F2: ^Good ^credit quality. ^A satisfactory ^capacity for timely ^payment of financial commitments, but the margin of safety is not as great as in the case of the ^higher ratings.

^F3: ^Fair ^credit quality. ^The capacity for timely payment of financial commitments is adequate^; however, ^near term adverse ^changes could ^result in a reduction to ^non investment grade^.

^

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Short-Term ratings:

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The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

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DESCRIPTION OF INSURANCE FINANCIAL STRENGTH RATINGS

Moody’s Investors Service, Inc. Insurance Financial Strength Ratings

Moody’s Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations. Specific obligations are considered unrated unless they are individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company. Insurance Companies rated Aaa offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Standard ^&Poor’s Insurance Financial Strength Ratings ^

^

A S&P insurer financial strength rating is a current opinion of the financial security characteristics of an insurance organization with respect to its ability to pay under its insurance policies and contracts in accordance with their terms. Insurer financial strength ratings are also assigned to health maintenance organizations and similar health plans with respect to their ability to pay under their policies and contracts in accordance with their terms. This opinion is not specific to any particular policy or contract, nor does it address the suitability of a particular policy or contract for a specific purpose or purchaser. Furthermore, the opinion does not take into account deductibles, surrender or cancellation penalties, timeliness of payment, nor the likelihood of the use of a defense such as fraud to deny claims. For organizations with cross-border or multinational operations, including those conducted by subsidiaries or branch offices, the ratings do not take into account potential that may exist for foreign exchange restrictions to prevent financial obligations from being met. Insurer financial strength ratings are based on information furnished by rated organizations or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may on occasion rely on unaudited financial information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances. Insurer financial strength ratings do not refer to an organization's ability to meet nonpolicy (i.e. debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of insurer financial strength ratings, and follows procedures consistent with issue credit rating definitions and practices. Insurer financial strength ratings are not a recommendation to purchase or discontinue any policy or contract issued by an insurer or to buy, hold, or sell any security issued by an insurer. A rating is not a guaranty of an insurer's financial strength or security. An insurer rated ‘AAA’ has extremely strong financial security characteristics. ‘AAA’ is the highest insurer financial strength rating assigned by S&P.

Fitch Insurer Financial Strength Ratings

The Fitch Insurer Financial Strength (“IFS”) Rating provides an assessment of the financial strength of an insurance organization. The IFS Rating is assigned to the insurance company's policyholder obligations, including assumed reinsurance obligations and contract holder obligations, such as guaranteed investment contracts. The IFS Rating reflects both the ability of the insurer to meet these obligations on a timely basis, and expected recoveries received by claimants in the event the insurer stops making payments or payments are interrupted, due to either the failure of the insurer or some form of regulatory intervention. In the context of the IFS Rating, the timeliness of payments is considered relative to both contract and/or policy terms but also recognizes the possibility of reasonable delays caused by circumstances common to the insurance industry, including claims reviews, fraud investigations and coverage disputes. The IFS Rating does not encompass policyholder obligations residing in separate accounts, unit-linked products or segregated funds, for which the policyholder bears investment or other risks. However, any guarantees provided to the policyholder with respect such obligations are included in the IFS Rating. Expected recoveries are based on Fitch's assessments of the sufficiency of an insurance company's assets to fund policyholder obligations, in a scenario in which payments have been ceased or interrupted. Accordingly, expected recoveries exclude the impact of recoveries obtained from any government sponsored guaranty or policyholder protection funds. Expected recoveries also exclude the impact of collateralizing or security, such as letters of credit or trusteed assets, supporting select reinsurance obligations. IFS Ratings can be assigned to insurance and reinsurance companies in any insurance sector, including the life & annuity, non-life, property/casualty, health, mortgage, financial guaranty, residual value and title insurance sectors, as well as to managed care companies such as health maintenance organizations. The IFS Rating does not address the quality of an insurer's claims handling services or the relative value of products sold. ‘AAA’ IFS Rating is exceptional strong. ‘AAA’ IFS Rating denotes the lowest exception of ceased or interrupted payments. They are assigned only in the case of exceptionally strong capacity to meet policyholder and contract obligations on a timely basis. This capacity is highly unlikely to be adversely affected by foreseeable events.

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APPENDIX F

EATON VANCE FUNDS PROXY VOTING POLICY AND PROCEDURES

I. Overview

The Boards of Trustees (the “Boards”) of the Eaton Vance Funds (the “Funds”) recognize that it is their fiduciary responsibility to actively monitor the Funds’ operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds’ investment strategies and the overall management of the Funds’ investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds’ portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy the term “Fund” shall include a Fund’s underlying portfolio in the case of a master-feeder arrangement and the term “Adviser” shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II. Delegation of Proxy Voting Responsibilities

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section V below. In addition, the Boards will annually review and approve the Advisers’ proxy voting policies and procedures.

III. Delegation of Proxy Voting Disclosure Responsibilities

The Securities and Exchange Commission (the “Commission”) recently enacted certain new reporting requirements for registered investment companies. The Commission’s new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), to file Form N-PX no later than August 31st of each year beginning in 2004. Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the “Administrator”), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV. Conflicts of Interest

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a material conflict of interest arises between a Fund’s shareholders and the Fund’s Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, and the Proxy Administrator intends to vote the proxy in a manner inconsistent with the guidelines approved by the Board, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board(s), or a committee or sub-committee of such Board concerning the material conflict.

Once the Adviser notifies the relevant Board(s), committee or sub-committee of the Board, of the material conflict, the Board(s), committee or sub-committee, shall convene a meeting to review and consider all relevant materials related to the

45

proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Board, committee or sub-committee and make reasonably available appropriate personnel to discuss the matter upon request. The Board, committee or sub-committee will instruct the Adviser on the appropriate course of action. If the Board, committee or sub-committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Board, committee or sub-committee at its next meeting. Any determination regarding the voting of proxies of each Fund that is made by the committee or sub-committee shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V. Reports

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards’ review upon the Boards’ request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser’s proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser’s proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser’s proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds’ disclosure relating to such policies and procedures.

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APPENDIX G

EATON VANCE MANAGEMENT
BOSTON MANAGEMENT AND RESEARCH
PROXY VOTING POLICIES AND PROCEDURES
I. Introduction
Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser”
and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting
Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”)
requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).
II. Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.
Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton
Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an
Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the
Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy
Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.
III. Roles and Responsibilities
A. Proxy Administrator
The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the
Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy
Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.
B. Agent
An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant

47

to Rule 30b1-4 under the Investment Company Act of 1940. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.
Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.
C. Proxy Group
The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’
discretion.
For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.
If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.
If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.
The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.
IV. Proxy Voting Guidelines (“Guidelines”)

A. General Policies
It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.
In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.
When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.
Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.
B. Proposals Regarding Mergers and Corporate Restructurings
The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.
C. Proposals Regarding Mutual Fund Proxies – Disposition of Assets/Termination/Liquidation and Mergers
The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers
contained in mutual fund proxies.
D. Corporate Structure Matters/Anti-Takeover Defenses
As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

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E. Social and Environmental Issues
The Advisers generally support management on social and environmental proposals.
F. Voting Procedures
Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy
Administrator may solicit additional research from the Agent, as well as from any other source or service.
1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent
Recommendation
In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.
2. NON-VOTES: Votes in Which No Action is Taken
The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i)
if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the
Agent not to vote such proxy.
Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a client's related inability to timely access ballots or other proxy information in connection with its portfolio securities.
Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.
3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines, or Agent Recommendation, where applicable,
Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted
If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy
Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the
Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.
The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V. Recordkeeping
The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section
204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:
• A copy of the Advisers’ proxy voting policies and procedures;
• Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;
• A record of each vote cast;
• A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
• Each written client request for proxy voting records and the Advisers’ written response to any client request
(whether written or oral) for such records.
All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.
VI. Assessment of Agent and Identification and Resolution of Conflicts with Clients
A. Assessment of Agent

49

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

B. Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.
A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.
The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.
If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.
If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:
The client, in the case of an individual or corporate client;
In the case of a Fund, its board of directors, or any committee or sub-committee identified by the board; or
The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

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PART C - OTHER INFORMATION

Item 23.	Exhibits (with inapplicable items omitted)

(a) (1)	Amended and Restated Declaration of Trust of Eaton Vance Municipals Trust dated January
11, 1993, filed as Exhibit (1)(a) to Post-Effective Amendment No. 55 filed September 15,
1995 and incorporated herein by reference.

(2)	Amendment dated June 23, 1997 to the Declaration of Trust filed as Exhibit (1)(b) to Post-
Effective Amendment No. 67 filed July 3, 1997 and incorporated herein by reference.

(3)	Amendment dated August 11, 2008 to the Declaration of Trust filed as Exhibit (a)(3) to Post-
Effective Amendment No. 115 filed November 24, 2008 (Accession No. 0000940394-08-
001475) and incorporated herein by reference.

(4)	Amended and Restated Establishment and Designation of Series of Shares of Beneficial
Interest, Without Par Value, effective November 24, 2008 filed as Exhibit (a)(4) to Post-
Effective Amendment No. 115 filed November 24, 2008 (Accession No. 0000940394-08-
001475) and incorporated herein by reference.

(b) (1)	By-Laws as amended October 21, 1987 filed as Exhibit (2)(a) to Post-Effective Amendment
No. 55 filed September 15, 1995 and incorporated herein by reference.

(2)	Amendment to By-Laws of Eaton Vance Municipals Trust dated December 13, 1993 filed as
Exhibit (2)(b) to Post-Effective Amendment No. 55 filed September 15, 1995 and incorporated herein by reference.

(3)	Amendment to By-Laws of Eaton Vance Municipals Trust dated June 18, 2002 filed as Exhibit
(b)(3) to Post-Effective Amendment No. 89 filed November 26, 2002 and incorporated herein by reference.

(4)	Amendment to By-Laws of Eaton Vance Municipals Trust dated February 7, 2005 filed as
Exhibit (b)(4) to Post-Effective Amendment No. 99 filed March 2, 2005 and incorporated herein by reference.

(5)	Amendment to By-Laws of Eaton Vance Municipals Trust dated December 11, 2006 filed as
Exhibit (b)(5) to Post-Effective Amendment No. 107 filed January 3, 2007 and incorporated herein by reference.

(6)	Amendment to By-Laws of Eaton Vance Municipals Trust dated August 11, 2008 filed as
Exhibit (b)(6) to Post-Effective Amendment No. 115 filed November 24, 2008 (Accession No.
0000940394-08-001475) and incorporated herein by reference.

(c)	Reference is made to Item 23(a) and 23(b) above.

                                                                                           C-1

(d) (1)	Form of Investment Advisory Agreement with Boston Management and Research for Eaton
Vance Alabama Municipals Fund, Eaton Vance Arizona Municipals Fund, Eaton Vance
Arkansas Municipals Fund, Eaton Vance Colorado Municipals Fund, Eaton Vance
Connecticut Municipals Fund, Eaton Vance Florida Municipals Fund, Eaton Vance Georgia
Municipals Fund, Eaton Vance Kentucky Municipals Fund, Eaton Vance Louisiana
Municipals Fund, Eaton Vance Maryland Municipals Fund, Eaton Vance Massachusetts
Municipals Fund, Eaton Vance Michigan Municipals Fund, Eaton Vance Minnesota
Municipals Fund, Eaton Vance Mississippi Municipals Fund, Eaton Vance Missouri
Municipals Fund, Eaton Vance New Jersey Municipals Fund, Eaton Vance New York
Municipals Fund, Eaton Vance North Carolina Municipals Fund, Eaton Vance Ohio
Municipals Fund, Eaton Vance Oregon Municipals Fund, Eaton Vance Pennsylvania
Municipals Fund, Eaton Vance Rhode Island Municipals Fund, Eaton Vance South Carolina
Municipals Fund, Eaton Vance Tennessee Municipals Fund, Eaton Vance Virginia Municipals
Fund and Eaton Vance West Virginia Municipals Fund filed as Exhibit (d)(1) to Post-Effective
Amendment No. 96 filed November 24, 2004 and incorporated herein by reference.

(d) (2)	Form of Investment Advisory Agreement with Boston Management and Research for Eaton
Vance California Municipals Fund and Eaton Vance National Municipals Fund filed as Exhibit
(d)(2) to Post-Effective Amendment No. 96 filed November 24, 2004 and incorporated herein by reference.

(e) (1) (a)	Distribution Agreement between Eaton Vance Municipals Trust and Eaton Vance Distributors,
Inc. effective June 23, 1997 with attached Schedule A effective June 23, 1997 filed as Exhibit
(6)(a)(7) to Post-Effective Amendment No. 67 filed July 29, 1997 and incorporated herein by reference.

(b)	Amended Schedule A to Distribution Agreement dated August 6, 2007 filed as Exhibit
(e)(1)(b) to Post-Effective Amendment No. 111 filed on October 4, 2007 (Accession No.
0000940394-07-001184) and incorporated herein by reference.

(2)	Selling Group Agreement between Eaton Vance Distributors, Inc. and Authorized Dealers
filed as Exhibit (e)(2) to the Post-Effective Amendment No. 85 of Eaton Vance Special
Investment Trust (File Nos. 2-27962, 811-1545) filed April 26, 2007 (Accession No.
0000940394-07-000430) and incorporated herein by reference.

(f)	The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent
Trustees. See in the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November
1, 1994).

(g) (1)	Custodian Agreement with Investors Bank & Trust Company dated October 15, 1992 filed as
Exhibit (8) to Post-Effective Amendment No. 55 filed September 15, 1995 and incorporated herein by reference.

(2)	Amendment to Custodian Agreement with Investors Bank & Trust Company dated October
23, 1995 filed as Exhibit (8)(b) to Post-Effective Amendment No. 57 filed November 15, 1995 and incorporated herein by reference.

(3)	Amendment to Master Custodian Agreement with Investors Bank & Trust Company dated
December 21, 1998 filed as Exhibit (g)(3) to Post-Effective Amendment No. 78 filed January
25, 1999 and incorporated herein by reference.

                                                                                               C-2

	(4)	Extension Agreement dated August 31, 2005 to Master Custodian Agreement with Investors
Bank & Trust Company filed as Exhibit (j)(2) to the Eaton Vance Tax-Managed Global Buy-
Write Opportunities Fund N-2, Pre-Effective Amendment No. 2 (File Nos. 333-123961, 811-
21745) filed September 26, 2005 (Accession No. 0000950135-05-005528) filed September 26,
2005 and incorporated herein by reference.

	(5)	Delegation Agreement dated December 11, 2000 with Investors Bank & Trust Company filed as Exhibit (j)(e) to the Eaton Vance Prime Rate Reserves N-2, Amendment No. 5 (File Nos.
333-32276, 811-05808) filed April 3, 2001 (Accession No. 0000940394-01-500125) and incorporated herein by reference.

(h) (1) (a)		Amended Administrative Services Agreement between Eaton Vance Municipals Trust (on behalf of each of its series) and Eaton Vance Management with attached schedules (including
Amended Schedule A dated September 29, 1995) filed as Exhibit (9)(a) to Post-Effective
Amendment No. 55 filed September 15, 1995 and incorporated herein by reference.

	(b)	Amendment to Schedule A dated June 23, 1997 to the Amended Administrative Services
Agreement dated June 19, 1995 filed as Exhibit (9)(a)(2) to Post-Effective Amendment No. 67
filed July 3, 1997 and incorporated herein by reference.

	(2)	Transfer Agency Agreement dated as of August 1, 2008 between PNC Global Investment
Servicing Inc. and Eaton Vance Management filed as Exhibit (h)(1) to Post-Effective
Amendment No. 70 of Eaton Vance Series Trust II (File Nos. 02-42722, 811-02258)
(Accession No. 0000940394-05-001324) filed October 27, 2008 and incorporated herein by reference.

	(3)	Sub-Transfer Agency Service Agreement effective August 1, 2005 between PFPC Inc. and
Eaton Vance Management filed as Exhibit (h)(4) to Post-Effective Amendment No. 109 of
Eaton Mutual Funds Trust (File Nos. 02-90946, 811-04015) (Accession No. 0000940394-05-
000983) filed August 25, 2005 and incorporated herein by reference.

(i)	(1)	Opinion of Internal Counsel dated November 24, 2008 filed as Exhibit (i) to Post-Effective
Amendment No. 115 filed November 24, 2008 (Accession No. 0000940394-08-001475) and
incorporated herein by reference.

	(2)	Consent of Counsel dated January 28, 2009 filed herewith.

(j)	(1)	Consent of Independent Registered Public Accounting Firm for Eaton Vance California
Municipals Fund, Eaton Vance Massachusetts Municipals Fund, Eaton Vance National
Municipals Fund, Eaton Vance Mississippi Municipals Fund, Eaton Vance New York
Municipals Fund, Eaton Vance Ohio Municipals Fund, Eaton Vance Rhode Island Municipals
Fund and Eaton Vance West Virginia Municipals Fund filed herewith.

(m) (1)		Eaton Vance Municipals Trust Class A Distribution Plan adopted June 23, 1997 and amended
April 24, 2006 with attached Schedule A filed as Exhibit (m)(1) to Post-Effective Amendment
No. 106 filed November 28, 2006 and incorporated herein by reference.

	(2)	Eaton Vance Municipals Trust Class B Distribution Plan adopted June 23, 1997 with attached
Schedule A effective June 23, 1997 filed as Exhibit (15)(b) to Post-Effective Amendment No.
69 filed September 29, 1997 and incorporated herein by reference.

                                                                                            C-3

(3) (a)	Eaton Vance Municipals Trust Class C Distribution Plan adopted June 23, 1997 with attached
Schedule A effective June 23, 1997 filed as Exhibit (15)(c) to Post-Effective Amendment No.
69 filed September 29, 1997 and incorporated herein by reference.

(b)	Amended Schedule A to Class C Distribution Plan dated August 6, 2007 filed as Exhibit
(m)(3)(b) to Post-Effective Amendment No. 111 filed October 4, 2007 (Accession No.
0000940394-07-001185) and incorporated herein by reference.

(n) (1)	Amended and Restated Multiple Class Plan for Eaton Vance Funds dated August 6, 2007 filed as Exhibit (n) to Post-Effective Amendment No. 128 of Eaton Vance Mutual Funds Trust (File
Nos. 02-90946, 811-4015) (Accession No. 0000940394-07-000956) filed August 10, 2007 and incorporated herein by reference.

(2)	Schedule A effective November 17, 2008 to Amended and Restated Multiple Class Plan for
Eaton Vance Funds dated August 6, 2007 filed as Exhibit (n)(2) to Post-Effective Amendment
No. 28 of Eaton Vance Municipals Trust II (File Nos. 33-71320, 811-8134) filed November
20, 2008 (Accession No. 0000940394-08-001433) and incorporated herein by reference.

(3)	Schedule B effective November 17, 2008 to Amended and Restated Multiple Class Plan for
Eaton Vance Funds dated August 6, 2007 filed as Exhibit (n)(3) to Post-Effective Amendment
No. 91 of Eaton Vance Special Investment Trust (File Nos. 2-27962, 811-1545) filed January
2, 2009 (Accession No. 0000940394-09-000005) and incorporated herein by reference.

(4)	Schedule C effective November 17, 2008 to Amended and Restated Multiple Class Plan for
Eaton Vance Funds dated August 6, 2007 filed as Exhibit (n)(4) to Post-Effective Amendment
No. 91 of Eaton Vance Special Investment Trust (File Nos. 02-27962, 811-1545) filed January
2, 2009 (Accession No. 0000940934-09-000005) and incorporated herein by reference.

(p)	Code of Ethics adopted by Eaton Vance Corp., Eaton Vance Management, Boston
Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds
effective September 1, 2000, as revised October 1, 2008, filed as Exhibit (p)(1) to Post-
Effective Amendment No. 70 of Eaton Vance Series Trust II (File Nos. 2-42722, 811-02258)
filed October 27, 2008 (Accession No. 0000940394-08-001324) and incorporated herein by reference.

(q) (1)	Powers of Attorney for Eaton Vance Municipals Trust dated November 1, 2005 filed as Exhibit
(q) to Post-Effective Amendment No. 102 filed November 29, 2005 and incorporated herein by reference.

(2)	Power of Attorney for the Treasurer and Principal Financial and Accounting Officer of Eaton
Vance Municipals Trust dated January 25, 2006 filed as Exhibit (q) to Post-Effective
Amendment No. 104 and incorporated herein by reference.

(3)	Powers of Attorney for Eaton Vance Municipals Trust dated April 23, 2007 filed as Exhibit
(q)(3) to Post-Effective Amendment No. 111 filed October 4, 2007 (Accession No.
0000940394-07-001184) and incorporated herein by reference.

(4)	Power of Attorney for Eaton Vance Municipals Trust dated January 1, 2008 filed as Exhibit
(q)(4) to Post-Effective Amendment No. 113 filed January 25, 2008 (Accession No.
0000940394-08-000065) and incorporated herein by reference.

                                                                                              C-4

(5)	Power of Attorney for Eaton Vance Municipals Trust dated November 17, 2008 filed as
Exhibit (q)(5) to Post-Effective Amendment No. 116 filed December 24, 2008 (Accession No.
0000940394-08-001623) and incorporated herein by reference.

Item 24.   Persons Controlled by or Under Common Control

Not applicable

Item 25.   Indemnification

     Article IV of the Registrant’s Amended and Restated Declaration of Trust permits Trustee and officer indemnification by By-Law, contract and vote. Article XI of the By-Laws contains indemnification provisions. Registrant’s Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

     The distribution agreement of the Registrant also provides for reciprocal indemnity of the principal underwriter, on the one hand, and the Trustees and officers, on the other.

Item 26.   Business and other Connections of Investment Adviser

     Reference is made to: (i) the information set forth under the caption “Management and Organization” in the Statement of Additional Information; (ii) the Eaton Vance Corp. Form 10-K filed under the Securities Exchange Act of 1934 (File No. 1-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) Eaton Vance Management (File No. 801-15930) and Boston Management and Research (File No. 801-43127 ) filed with the Commission, all of which are incorporated herein by reference.

Item 27.   Principal Underwriters

(a)	Registrant’s principal underwriter, Eaton Vance Distributors, Inc., a wholly-owned subsidiary of
Eaton Vance Corp., is the principal underwriter for each of the registered investment companies named below:

Eaton Vance Growth Trust		Eaton Vance Mutual Funds Trust
	Eaton Vance Investment Trust	Eaton Vance Series Trust II
	Eaton Vance Municipals Trust	Eaton Vance Special Investment Trust
	Eaton Vance Municipals Trust II	Eaton Vance Variable Trust
(b)

(1)	(2)	(3)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Principal Underwriter	with Registrant

Julie Andrade	Vice President	None
Michelle Baran	Vice President	None
Ira Baron	Vice President	None
Stephen Barrett	Senior Vice President	None
Jeffrey P. Beale	Vice President	None
Matthew Bennett	Vice President	None
Chris Berg	Vice President	None
Stephanie Brady	Vice President	None
Timothy Breer	Vice President	None
Jonathan Broome	Vice President	None
Mark Burkhard	Vice President	None
Eric Caplinger	Vice President	None
Mark Carlson	Vice President	None
Tiffany Cayarga	Vice President	None
Randy Clark	Vice President	None

                                                                                                      C-5

Michael Collins	Vice President	None
Daniel C. Cataldo	Vice President and Treasurer	None
Patrick Cosgrove	Vice President	None
Peter Crowley	Vice President	None
Rob Curtis	Vice President	None
Russell E. Curtis	Vice President and Chief Operations Officer	None
Kevin Darrow	Vice President	None
Derek Devine	Vice President	None
Todd Dickinson	Vice President	None
John Dolan	Vice President	None
Brian Dunkley	Vice President	None
James Durocher	Senior Vice President	None
Margaret Egan	Vice President	None
Robert Ellerbeck	Vice President	None
Daniel Ethier	Vice President	None
Troy Evans	Vice President	None
Lawrence L. Fahey	Vice President	None
Thomas E. Faust Jr.	Director	Trustee
Richard A. Finelli	Vice President	None
Daniel Flynn	Vice President	None
James Foley	Vice President	None
J. Timothy Ford	Vice President	None
Kathleen Fryer	Vice President	None
Anne Marie Gallagher	Vice President	None
William M. Gillen	Senior Vice President	None
Hugh S. Gilmartin	Vice President	None
David Gordon	Vice President	None
Linda Grasso	Vice President	None
John Greenway	Vice President	None
Jorge Gutierrez	Vice President	None
Peter Hartman	Vice President	None
Richard Hein	Vice President	None
Joseph Hernandez	Vice President	None
Perry D. Hooker	Vice President	None
Christian Howe	Vice President	None
Thomas Hughes	Vice President	None
Jonathan Isaac	Vice President	None
Elizabeth Johnson	Vice President	None
Lisa M. Jones	Vice President	None
Paul F. Jones	Vice President	None
Steve Jones	Vice President	None
Sean Kelly	Vice President	None
Kathleen Krivelow	Vice President	None
Thomas P. Luka	Vice President	None
Coleen Lynch	Vice President	None
John Macejka	Vice President	None
Christopher Marek	Vice President	None
Frederick S. Marius	Vice President, Secretary, Clerk and Chief Legal Officer	None
Geoff Marshall	Vice President	None
Christopher Mason	Vice President	None
Judy Snow May	Vice President	None
Daniel McCarthy	Vice President	None
Don McCaughey	Vice President	None
Andy McClelland	Vice President	None
Dave McDonald	Vice President	None
Tim McEwen	Vice President	None
David Michaud	Vice President	None
Mark Milan	Vice President	None
Morgan C. Mohrman	Vice President	None
Don Murphy	Vice President	None
James A. Naughton	Vice President	None
Matthew Navins	Vice President	None
Joseph Nelson	Vice President	None
Mark D. Nelson	Vice President	None
Scott Nelson	Vice President	None
Linda D. Newkirk	Vice President	None
Paul Nicely	Vice President	None

                                                                                               C-6

Andrew Ogren	Vice President	None
Stephen O’Loughlin	Vice President	None
Philip Pace	Vice President	None
Shannon McHugh Price	Vice President	None
James Putman	Vice President	None
James Queen	Vice President	None
David Richman	Vice President	None
Tim Roach	Vice President	None
Michael Shea	Vice President	None
Alan Simeon	Vice President	None
Randy Skarda	Vice President	None
Kerry Smith	Vice President	None
Bill Squadroni	Vice President	None
David Stokkink	Vice President	None
Mike Sullivan	Vice President	None
Frank Sweeney	Vice President	None
Gigi Szekely	Vice President and Chief Compliance Officer	None
Brian Taranto	Vice President and Chief Administrative Officer	None
Stefan Thielen	Vice President	None
Michael Tordone	Vice President	None
George Torruella	Vice President	None
John M. Trotsky	Vice President	None
Jerry Vainisi	Senior Vice President	None
John Vaughan	Vice President	None
Randolph Verzillo	Vice President	None
Greg Walsh	Vice President	None
Stan Weiland	Vice President	None
Robert J. Whelan	Vice President and Director	None
Greg Whitehead	Vice President	None
Steve Widder	Vice President	None
Matthew J. Witkos	President, Chief Executive Officer and Director	None
Joseph Yasinski	Vice President	None
Trey Young	Vice President	None
Gregor Yuska	Vice President	None

* Address is The Eaton Vance Building, 255 State Street, Boston, MA 02109

(c) Not applicable

Item 28.   Location of Accounts and Records

     All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant’s custodian, State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Mail Code ADM27, Boston, MA 02116, and its transfer agent, PNC Global Investment Servicing (U.S.) Inc., 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of the administrator and investment adviser or sub-adviser. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management and Boston Management and Research.

Item 29.   Management Services

Not applicable

Item 30.   Undertakings

None

C-7

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and the Commonwealth of Massachusetts, on January 28, 2009.

EATON VANCE MUNICIPALS TRUST

By: /s/ Robert B. MacIntosh
Robert B. MacIntosh, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on January 28, 2009

Signature	Title

/s/ Robert B. MacIntosh	President (Chief Executive Officer)
Robert B. MacIntosh

/s/ Barbara E. Campbell	Treasurer (Principal Financial and Accounting Officer)
Barbara E. Campbell

Benjamin C. Esty*	Trustee
Benjamin C. Esty

Allen R. Freedman*	Trustee
Allen R. Freedman

William H. Park*	Trustee
William H. Park

Ronald A. Pearlman*	Trustee
Ronald A. Pearlman

Helen Frame Peters*	Trustee
Helen Frame Peters

Heidi L. Steiger*	Trustee
Heidi L. Steiger

Lynn A. Stout*	Trustee
Lynn A. Stout

Ralph F. Verni*	Trustee
Ralph F. Verni

*By: /s/ Maureen A. Gemma
Maureen A. Gemma (As attorney-in-fact)

                                                                                             C-8

EXHIBIT INDEX

     The following exhibits are filed as part of this amendment to the Registration Statement pursuant to Rule 483 of Regulation C.

Exhibit No.		Description

(i)	(2)	Consent of Internal Counsel dated January 28, 2009

(j)	(1)	Consent of Independent Registered Public Accounting Firm for Eaton Vance California
		Municipals Fund, Eaton Vance Massachusetts Municipals Fund, Eaton Vance Mississippi
		Municipals Fund, Eaton Vance National Municipals Fund, Eaton Vance New York Municipals
		Fund, Eaton Vance Ohio Municipals Fund, Eaton Vance Rhode Island Municipals Fund and
		Eaton Vance West Virginia Municipals Fund

                                                                                            C-9